As filed with the Securities and Exchange Commission on May 16, 2006


                                                     1933 Act File No. 33-65572
                                                     1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X


                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 18


                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X


                                Amendment No. 19

                             USAA MUTUAL FUNDS TRUST
                  ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226

                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                        ---------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___      immediately upon filing pursuant to paragraph (b)
___      on (date) pursuant to paragraph (b)
___      60 days after filing pursuant to paragraph (a)(1)
___      on (date) pursuant to paragraph (a)(1)
___      75 days after filing pursuant to paragraph (a)(2)
_X_      on (August 1, 2006) pursuant to paragraph (a)(2)


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Exhibit Index on Page 1100
                                                                 Page 1 of 1393

                                Part A

                            The Prospectuses for the
                 Aggressive Growth Fund, Balanced Strategy Fund,
               California Bond Fund, California Money Market Fund,
                 Capital Growth Fund, Cornerstone Strategy Fund,
               Emerging Markets Fund, Extended Market Index Fund,
             First Start Growth Fund, GNMA Trust, Growth Fund,
               Growth & Income Fund, Growth and Tax Strategy Fund,
         High-Yield Opportunities Fund, Income Fund, Income Stock Fund,
       Intermediate-Term Bond Fund, International Fund, Money Market Fund,
     Nasdaq-100 Index Fund, New York Bond Fund, New York Money Market Fund,
          Precious Metals and Minerals Fund, Science & Technology Fund,
         Short-Term Bond Fund, Small Cap Stock Fund, S&P 500 Index Fund,
          Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund,
           Tax Exempt Short-Term Fund, Tax Exempt Money Market Fund,
            Total Return Strategy Fund, Treasury Money Market Trust,
           Value Fund, Virginia Bond Fund, Virginia Money Market Fund,
                                World Growth Fund

                               are included herein

                             The Prospectus for the
                          Florida Tax-Free Income Fund
                   and the Florida Tax-Free Money Market Fund

                             is not included herein

                                     Part A

                             The Prospectus for the
                             Aggressive Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA AGGRESSOVE GROWTH Fund

     An equity fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico) to serve as subadviser of the Fund. Marsico is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, foreign investing risk, nondiversification risk, and the risk of investing in initial public offerings.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     NONDIVERSIFICATION RISK: The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

     INITIAL PUBLIC OFFERINGS (IPO) RISK: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

                                                                  1 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaran teed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.


COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR       TOTAL RETURN
                         1996                16.47%
                         1997                 7.56%
                         1998                22.22%
                         1999                91.09%
                         2000               -19.95%
                         2001               -33.38%
                         2002               -30.60%
                         2003                30.79%
                         2004                13.03%
                         2005                 7.23%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

          BEST QUARTER*                                WORST QUARTER*
          51.19% 4th Qtr. 1999                  -34.20% 1st Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Marsico assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Aggressive Growth Fund - 2

------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                 SINCE INCEPTION
                         PAST 1      PAST 5        PAST 10          10/19/81
                         YEAR        YEARS         YEARS
-------------------------------------------------------------------------------
Return Before Taxes      7.23%       -6.03%         5.55%           9.40%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions         7.22%       -6.03%         4.71%           8.08%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions
and Sale of Fund Shares  4.71%       -5.02%         4.49%           7.78%
-------------------------------------------------------------------------------
Russell 1000(R) Growth
Index* (reflects no
deduction for fees,      5.26%       -3.58%         6.73%           11.54%+
expenses, or taxes)
-------------------------------------------------------------------------------
Lipper Large-Cap
Growth Funds Index**
(reflects no deduction
for taxes)               7.58%       -4.29%         6.21%           11.49%+
--------------------------------------------------------------------------------

 * The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 ** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weight- ed median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

 + The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of September 30, 1981, while the Fund's inception date is October 19, 1981. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets.

       Management Fee                           .50%a

       Distribution and Service (12b-1) Fees     None

       Other Expenses                            .59%

       TOTAL ANNUAL OPERATING EXPENSES          1.09%b

[footnotes]
     a A performance fee adjustment increased the management fee of 0.37% by 0.03% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See page 5 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.01%.

     ======================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ======================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR     3 YEARS          5 YEARS      10 YEARS
          ==========================================================
               $111        $347            $601         $1,329

                                                                  3 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund principally invests its assets in equity securities that tend to consist primarily of a diversified portfolio of stocks of large companies selected for their growth potential. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may also invest through initial public offerings.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: E.G., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term investment may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

     In selecting investments for the Fund, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection.

     The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top-down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be suitable for investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

     As part of this fundamental bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

     Marsico may reduce or sell the Fund's investments in companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or if there are more attractive investment opportunities elsewhere.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

USAA Aggressive Growth Fund - 4

------------------------------------------------------------------------------

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =================================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     =================================================================

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths one hundredths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion. The base fee for the fiscal year ended July 31, 2005, was equal to 0.37% of the Fund's average net assets over the same period.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

    OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX       (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) (1)     OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------
         +/- 100 to 400                  +/- 4
         +/- 401 to 700                  +/- 5
       +/- 701 and greater               +/- 6

[FOOTNOTE]
1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment increased the management fee of 0.37% by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Marsico, under which Marsico provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Marsico is compensated directly by IMCO and not by the Fund.

     Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of June 30, 2006, Marsico had approximately $xx billion in assets under management.

     PORTFOLIO MANAGER

     THOMAS F. MARSICO, Chief Executive Officer of Marsico Capital Management, LLC has been primarily responsible for the day-to-day management of the Fund since June 2002. Mr. Marsico has over 22 years of experience as a securities analyst and portfolio manager.

                                                                  5 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York

USAA Aggressive Growth Fund - 6

------------------------------------------------------------------------------

     Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW  TO PURCHASE BY . . .

     INTERNET ACCESS -USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

                                                                  7 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your

USAA Aggressive Growth Fund - 8
     telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 10.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can

                                                                  9 - Prospectus

USAA AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------

     deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

USAA Aggressive Growth Fund - 10

------------------------------------------------------------------------------

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

            ======================================================
                 FUND NUMBER                                 38
                 NEWSPAPER SYMBOL                         AgvGt
                 TICKER SYMBOL                            USAUX
            ======================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

         ===================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
                                       ----------------------------------
          [ARROW]    NAV PER SHARE   =         NUMBER OF SHARES
                                                 OUTSTANDING
         ====================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the

                                                                 11 - Prospectus

USAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

     Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

USAA Aggressive Growth Fund - 12

-------------------------------------------------------------------------------

SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.


                                                                 13 - Prospectus

UASAA AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------

                                                                       YEAR ENDED JULY 31,
                                             ------------------------------------------------------------------
                                                2005         2004          2003            2002         2001
                                             ------------------------------------------------------------------

Net asset value at beginning of period       $    24.93   $   23.62     $   20.80     $   31.29      $    56.35
                                             ------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income (loss)                    .01        (.02)(a)      (.09)(a)      (.20)(a)        (.22)(a)
                                             -------------------------------------------------------------------
    Net realized and unrealized gain (loss)        5.32        1.33(a)       2.91(a)     (10.29)(a)      (22.97)(a)
Total from investment operations                   5.33        1.31(a)       2.82(a)     (10.49)(a)      (23.19)(a)
                                             -------------------------------------------------------------------
Less distributions:
    From realized capital gains                    -            -              -            -             (1.87)
Net asset value at end of period             $    30.26   $   24.93     $   23.62     $   20.80      $    31.29
                                             ===================================================================
Total return (%) *                                21.38        5.55         13.56         (33.53)        (42.69)
Net assets at end of period (000)            $1,121,221   $ 932,028     $ 851,236     $ 730,143      $1,156,449
Ratio of expenses to average
    net assets (%) **(b)                           1.02        1.03          1.16           .99             .66
Ratio of net investment income
    (loss) to average net assets (%) **             .05        (.07)         (.44)         (.77)           (.52)
Portfolio turnover (%)                            71.33       87.54        110.24        169.84           23.06

* Assumes reinvestment of all realized capital gain distributions during the period.

**   For the year ended July 31, 2005, average net assets were $1,024,991,000.

(a) Calculated using average shares for the years ended July 31, 2001, through July 31, 2004.

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                   (.01%)     (.04%)        (.02%)        (.00%)(+)      (.00%)(+)

      +    Represents less than 0.01% of average net assets.

USAA Aggressive Growth Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================
If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

23451-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                             Balanced Strategy Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA BALANCED STRATEGY Fund

     An asset allocation fund seeking high total return with reduced risk over time, through a combination of long-term growth of capital and current income.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           7

Using Mutual Funds in an
Asset Allocation Program                                 10

How to Invest                                            10

How to Redeem                                            12

How to Exchange                                          13

Other Important Information
About Purchases, Redemptions
and Exchanges                                            13

Shareholder Information                                  15

Financial Highlights                                     18

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund as well as a portion of the stocks investment category that is invested in exchange-traded funds
     (ETFs). We have retained Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadvisers of the rest of the Fund's stocks investment category. Wellington Management, Loomis Sayles, and BHMS are each responsible for managing the portion of the Fund's assets attributed to them.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, credit risk, interest rate risk, management risk, and rebalancing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond

                                                                  1 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     REBALANCING RISK: In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     OTHER RISKS: As with other mutual funds, losing money also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional Information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE CHANGE  IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     13.45%
                    1997                     19.05%
                    1998                      8.69%
                    1999                     18.90%
                    2000                     -4.50%
                    2001                     10.96%
                    2002                    -10.11%
                    2003                     19.39%
                    2004                      8.06%
                    2005                      4.35%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

              BEST QUARTER**                       WORST QUARTER**
              15.58% 4th Qtr. 1998           -11.56% 3rd Qtr. 1998

    ** Please  note  that  "Best  Quarter"  and  "Worst  Quarter"   figures  are
       applicable only to the time period covered by the bar chart.

USAA Balanced Strategy Fund - 2

--------------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the Fund' assets, and March 1, 2006, which is the date on which Loomis Sayles and BHMS assumed day-to-day management of the portion of the Fund's assets attributed to them.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005

                                                                       SINCE
                                       PAST 1    PAST 5    PAST 10   INCEPTION
                                       YEAR      YEARS     YEARS       9/1/95
--------------------------------------------------------------------------------
Return Before Taxes                    4.35%     6.07%      8.39%       8.89%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    2.87%     4.86%      7.05%       7.11%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares               3.66%     4.63%      6.62%       6.68%
--------------------------------------------------------------------------------
Russell 3000(R) Index* (reflects no
deduction on fees, expenses, or taxes) 6.12%     1.58%      9.20%       9.83%+
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index*** (reflects no deduction for
fees, expenses, or taxes)              2.43%     5.87%      6.16%       6.49%+
--------------------------------------------------------------------------------
Lipper Balanced Funds Index****
(reflects no deduction for taxes)      5.20%     3.51%      7.57%       8.02%+

 * The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000(R) Index is a trademark/service of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company.

 ** The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 *** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 + The performance of the Russell 3000(R) Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of August 31, 1995, while the Fund's inception date is September 1, 1995. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  3 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                            .xx%a

          Distribution and Service (12b-1) Fees                     None

          Other Expenses                                            .xx%

          TOTAL ANNUAL OPERATING EXPENSES                          X.XX%B,C

[footenote]
 a A performance fee adjustment did not affect the management fee for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Balanced Funds Index. See pages 7-8 for more information about the calculation of the performance fee adjustment.

 b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were x.xx%.

 c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses, excluding credits from fee offset arrangements of X.XX%, were as follows:

         Actual Total Annual Operating Expenses                     x.xx%

         Reimbursement From IMCO                                    (.xx%)

         TOTAL ANNUAL OPERATING EXPENSES AFTER REIMBURSEMENT        X.XX%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS Of SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

          1 YEAR         3 YEARS        5 YEARS        10 YEARS
        ----------------------------------------------------------
           $xxx           $xxx           $xxx            $xxxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     ====================================================================
                                             PERCENTAGE TARGET RANGE
     INVESTMENT CATEGORY                          OF NET ASSETS
     --------------------------------------------------------------------
     Stocks                                            30 - 70%
     Bonds and Money Market Instruments                30 - 70%
     ====================================================================

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the

USAA Balanced Strategy Fund - 4

--------------------------------------------------------------------------------

     bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide the potential for high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in stocks and 35% in bonds and money market instruments. During the quarter, due to market returns, the Fund's portfolio could hold 75% in stocks and 25% in bonds and money market instruments. In this case, we would sell stocks and use the proceeds to buy bonds or money market instruments to bring the stocks and bonds back to within their target ranges.

     STOCKS

     [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The stocks investment category will be invested primarily in domestic common stocks. To a much lesser extent, the portfolio may include some foreign stocks and real estate investment trusts (REITs).

     In addition, we may invest up to 25% of the Fund's total assets in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value
     (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

     The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

     WELLINGTON MANAGEMENT

     Wellington Management will consider purchasing stocks that exhibit the following characteristics:

     *   superior market positions
     *   positive financial momentum  accompanied by strong  fundamentals
     *   sustainable revenue  and  earnings  growth
     *   high-quality management team
     *   attractive valuation

     Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

     In making the determination to buy or sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

                                                                  5 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     LOOMIS SAYLES

     The Loomis Sayles multi cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     BHMS

     BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

     When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

     BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE SECURITIES?

     The Fund will invest primarily in investment-grade securities. Although, it may invest up to 10% of its net assets in below investment grade securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

USAA Balanced Strategy Fund - 6

--------------------------------------------------------------------------------

                             LONG-TERM        SHORT-TERM
     RATING AGENCY           DEBT SECURITIES  DEBT SECURITIES
     ---------------------------------------------------------------
     Moody's Investors                        At least Prime-3
     Service                 At least Baa3    or MIG 3

     Standard & Poor's                        At least A-3
     Rating Group            At least BBB -   or SP-2

     Fitch Ratings           At least BBB -   At least F3

     Dominion Bond
     Rating Service          At least BBB     At least R-2 low
     Limited                 low

     A.M. Best Co., Inc.     At least bbb     At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     If a security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security. You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

     We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, any of the following:

     *  Obligations of the U.S. government, its agencies and instrumentalities
     *  Repurchase agreements collateralized by the foregoing obligations
     *  Commercial paper or other short-term corporate obligations
     *  Certificates of deposit
     *  Bankers' acceptances
     *  Money market funds
     *  Short-term investment funds
     *  Variable rate-demand notes
     *  Convertible securities
     *  Other suitable obligations

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     --------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     --------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for

                                                                  7 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1         OF THE FUND'S AVERAGE NET ASSETS)
     ------------------------------------------------------------------------
             +/- 100 to 400                          +/- 4
             +/- 401 to 700                          +/- 5
           +/- 701 and greater                       +/- 6

[footnote]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment did not affect the management fee.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2006, including the effect of any performance adjustment and reimbursements to the Fund, was equal to x.xx% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGERS

     BONDS

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 20 years of investment management experience and has worked for us for five years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Society of San Antonio.

     STOCKS

     IMCO

     STUART H. WESTER, CFA, vice president, Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since March 2005. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. Education: B.B.A., Texas Tech University; M.B.A., North Texas State University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, and BHMS, under which Wellington Management, Loomis Sayles, and BHMS provide day-to-day discretionary management of the portion of the Fund's stocks investment category attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO. Wellington Management, Loomis Sayles, and BHMS are compensated directly by IMCO and not by the Fund.

     WELLINGTON MANAGEMENT

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management  and its  predecessor  organizations  have  provided  investment advisory services for over 70 years. As of June 30, 2006, Wellington Management had investment management authority with respect to approximately $xxx billion in assets.

USAA Balanced Strategy Fund - 8

--------------------------------------------------------------------------------

     MATTHEW E. MEGARGEL, CFA, senior vice president of Wellington Management, has served as a portfolio manager of the Fund since 2002. Mr. Megargel joined the firm as an investment professional in 1983.

     JEFFREY L. KRIPKE, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

     MAYA K. BITTAR, CFA, vice president of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 2002.

     FRANCIS J. BOGGAN, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

     LOOMIS SAYLES

     Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management U.S. Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of June 30, 2006, managed more than $xx.x billion in client assets.

     The Loomis Sayles multi cap growth portfolio management team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group and research from the Loomis Sayles' mid cap growth and small cap growth product teams.

     MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since March 2006. Education: B.A. in Economics, University of Vermont; M.A. in Economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

     PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since March 2006.
     Education: B.A. in Economics, Middlebury College. Mrs. Czekanski holds the Chartered Financial Analyst (CFA) designation.

     RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 and has managed the Fund since March 2006. Education: B.A. and M.S.M. in Economics, Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

     BHMS

     BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of June 30, 2006, the firm managed more than $xx.x billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

     BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers are Tim Culler, Mark Giambrone, and James McClure.

     TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since March 2006. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

     MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in Accounting, Indiana University; M.B.A., University of Chicago.

     JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.
     Education: B.S., University of South Carolina.

     RICHARD A. ENGLANDER, CFA, joined BHMS as a principal in April 1985. He has over 42 years of investment management experience and has managed the Fund since March 2006. Education: B.S., Pennsylvania State University; M.B.A., the Wharton School of the University of Pennsylvania. Mr. Englander holds the Chartered Financial Analyst (CFA) designation.

     RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

                                                                  9 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University. Mr. Chambers holds the Chartered Financial Analyst (CFA) designation.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional,

USAA Balanced Strategy Fund - 10

--------------------------------------------------------------------------------

     the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 17 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825
                                                                 11 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

        To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

        Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

        If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

        In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

        To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *   Access USAA.COM.

     *   Send your written instructions to:

            REGULAR MAIL:
            USAA Investment Management Company
            P.O. Box 659453
            San Antonio, TX 78265-9825

USAA Balanced Strategy Fund - 12

--------------------------------------------------------------------------------

            REGISTERED OR EXPRESS MAIL:
            USAA Investment Management Company
            9800 Fredericksburg Road
            San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain   authentication   regarding  telephone
     transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 14.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder Account Services, the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the

                                                                 13 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and

USAA Balanced Strategy Fund - 14

--------------------------------------------------------------------------------

     sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------
     [ARROW]   FUND NUMBER                          47
     [ARROW]   NEWSPAPER SYMBOL                BalStra
     [ARROW]   TICKER SYMBOL                     USBSX
     ---------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

                                                                 15 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized

USAA Balanced Strategy Fund - 16

--------------------------------------------------------------------------------

     capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *   Underreports dividend or interest income or

     *   Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 17 - Prospectus

USAA BALANCED STRATEGY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                  YEAR ENDED MAY 31,
                              -----------------------------------------------------------------
                                2006        2005        2004         2003         2002
                              -----------------------------------------------------------------
Net asset value at beginning
 of period                    $          $   14.70    $   13.35    $   14.20    $   15.25
                              -----------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                        .26          .20          .28          .35(a,c)
  Net realized and unrealized
   gain (loss)                                 .86         1.37         (.70)        (.40)(a,c)
                              -----------------------------------------------------------------
Total from investment
 operations                                   1.12         1.57         (.42)        (.05)(a,c)
Less distributions:
  From net investment income                  (.25)        (.22)        (.29)        (.34)
  From realized capital gains                 (.16)         -           (.14)        (.66)
                              -----------------------------------------------------------------
Total distributions                           (.41)        (.22)        (.43)       (1.00)
                              -----------------------------------------------------------------
Net asset value at end
 of period                    $          $   15.41    $   14.70    $   13.35    $   14.20
                              =================================================================
Total return (%)*                             7.67        11.82        (2.71)        (.06)
Net assets at end
 of period (000)              $          $ 609,763    $ 522,951    $ 350,842    $ 327,563
Ratio of expenses to average
 net assets (%)** (b,d)                       1.00         1.00         1.00         1.02
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)** (d)                     1.29         1.33         1.47         1.35
Ratio of net investment income
 to average net assets (%)**                  1.74         1.38         2.19         2.41(c)
Portfolio turnover (%)                       68.26        55.26       113.80        42.34

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31, 2006, average net assets were [$566,568,000.]

(a)  Calculated using average shares.

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets.
     Prior to this date, the voluntary expense ratio limit was 1.25% of the Fund's average annual net assets.

(c) In 2001, a change in amortization method was made as required by an accounting pronouncement. This change had no effect on these amounts.

(d)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:              (.02%)       (.02%)       (.01%)       (.00%)+

     + Represents less that 0.01% of average net assets.

USAA Balanced Strategy Fund - 18

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction, fund
                                  prices, or to exchange/redeem fund shares
                                  800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                     ------------------------------------
                         INSURANCE * MEMBER SERVICES

26667-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
              California Bond Fund and California Money Market Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA CALIFORNIA FUNDS
     California Bond Fund
     California Money Market Fund

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objective and Principal Strategies?                       1

What Are the Principal Risks of
Investing in These Funds?                                 1

Could the Value of Your Investment
in These Funds Fluctuate?                                 2

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                          10

Using Mutual Funds in an
Investment Program                                       11

How to Invest                                            11

How to Redeem                                            13

How to Exchange                                          14

Other Important Information
About Purchases, Redemptions
and Exchanges                                            14

Shareholder Information                                  16

Financial Highlights                                     19

Appendix A                                               21
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[BLANK PAGE]
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USAA  INVESTMENT  MANAGEMENT  COMPANY  (IMCO)  MANAGES  THESE FUNDS.  FOR EASIER
READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     CALIFORNIA BOND FUND

     The California Bond Fund invests in long-term investment-grade California tax-exempt securities. During normal market conditions, at least 80% of the Fund's assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     CALIFORNIA MONEY MARKET FUND

     The California Money Market Fund invests in high-quality California tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities.

     Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND Investments on page 6 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     |X| Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     |X| Diversifying the Funds' portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

                                                                  1 - Prospectus

USAA CALIFORNIA FUNDS
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     |X|  IF INTEREST RATES  INCREASE:  the yield of each Fund may increase.  In addition, the market value of the California Bond Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     |X| IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the California Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in California tax-exempt securities.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     |X| Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     |X| Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the California Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in these Funds. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the California Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the California Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the California Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

USAA California Funds - 2

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     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

           ================================================================
            [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
           ================================================================

     CALIFORNIA BOND FUND

 [BAR CHART]
 ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR    TOTAL RETURN
                         1996            5.39%
                         1997           10.33%
                         1998            6.89%
                         1999           -5.22%
                         2000           14.35%
                         2001            3.29%
                         2002            8.30%
                         2003            5.30%
                         2004            4.83%
                         2005            3.80%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

           BEST QUARTER*                           WORST QUARTER*
           5.78% 3rd Qtr. 2002               -2.55% 2nd Qtr. 1999

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                                                                  3 - Prospectus

USAA CALIFORNIA FUNDS
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                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                                                      INCEPTION
                           PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS   8/1/89
================================================================================
Return Before Taxes            3.80%          5.09%       5.61%         6.55%
--------------------------------------------------------------------------------
Return After Taxes on          3.73%          5.05%       5.59%         6.48%
Distributions
--------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares        4.08%          5.02%       5.55%         6.42%
================================================================================
Lehman Brothers Municipal
Bond Index* (reflects no
deduction for fees, expenses,
or taxes)                      3.51%          5.59%       5.71%         6.76%+
================================================================================
Lipper California Municipal
Debt Funds Index** (reflects
no deduction for taxes)        4.09%          5.02%       5.24%         6.24%+
================================================================================

    * The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

    ** The Lipper California Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of California.

    + The performance of the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Index is calculated with a commencement date of July 31, 1989, while the Fund's inception date is August 1, 1989. There may be a slight variation in the comparative performance numbers because of this difference.

   NONE OF THE CALIFORNIA BOND FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

     CALIFORNIA MONEY MARKET FUND

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR    TOTAL RETURN
                         1996           3.27%
                         1997           3.35%
                         1998           3.17%
                         1999           2.82%
                         2000           3.34%
                         2001           2.41%
                         2002           1.20%
                         2003           0.73%
                         2004           0.79%
                         2005           1.98%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

           BEST QUARTER*                         WORST QUARTER*
           0.89% 2nd Qtr. 2000              0.13% 1st Qtr. 2004

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                         AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                         SINCE
                                                                       INCEPTION
                             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS   8/1/89
-------------------------------------------------------------------------------
California Money Market Fund     1.98%        1.42%         2.30%       2.84%
-------------------------------------------------------------------------------

     NONE OF THE CALIFORNIA MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

USAA California Funds - 4

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     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

       ======================================================================
         [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

         [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME
                    EARNED IS ASSUMED TO BE REINVESTED.
        ======================================================================

     CALIFORNIA BOND FUND

     The California Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2005, was 3.46%.

     CALIFORNIA MONEY MARKET FUND

     The California Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2005, was 2.91%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and California marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the calculations below apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a state marginal tax rate of 9.30%, the Effective Marginal Tax Rate would be 41.05%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2005, would be as follows:

                                              TAX-EQUIVALENT
                                     YIELD         YIELD
   =================================================================
     California Bond Fund (30 day)    3.46%        5.87%
     California Money Market
     Fund (7 day)                     2.91%        4.94%

     Using the example, to exceed the 30-day yield of the California Bond Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.87% per year. Likewise, to exceed the 7-day yield of the California Money Market Fund, you would have needed a fully taxable investment that yielded more than 4.94% per year.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 21.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended March 31, 2006, and are calculated as a percentage of average net assets.

                                     California     California Money
                                     Bond Fund      Market Fund

Management Fee                          .xx%a          .xx%a
Distribution and Service (12b-1) Fees    None         None
Other Expenses                          .xx%           .xx%
TOTAL ANNUAL OPERATING EXPENSES         .XX%B          .XX%B

                                                                  5 - Prospectus

USAA CALIFORNIA FUNDS
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[footnote]
   a [A performance fee adjustment increased the management fee of 0.31% by 0.xx% for the most recent fiscal year ended March 31, 2006.] The performance adjustment is calculated by comparing the California Bond Fund's performance to that of the Lipper California Municipal Debt Funds Index. See page 10 for more information about the calculation of the performance fee adjustment.

   b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. [For the fiscal year ended March 31, 2006, the Funds' expenses paid indirectly did not affect (less than +/- 0.01%) the expense ratio of the California Bond Fund or the California Money Market Fund.]

           ========================================================
           [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
           ========================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangements) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                  1 YEAR    3 YEARS    5 YEARS   10 YEARS
 =============================================================================
  California Bond Fund             $xx       $xxx       $xxx      $xxx
  California Money Market Fund     $xx       $xxx       $xxx      $xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from California state income taxes.

     These securities include municipal debt obligations that have been issued by California and its political subdivisions and duly constituted state and local authorities and corporations. We refer to these securities as California tax-exempt securities. California tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the California Legislature has granted an exemption from state personal income taxes for most California municipal securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     |X| GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     |X| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     |X| MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation;

     |X| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

     |X|  INVERSE  FLOATING RATE SECURITIES  (except the California Money Market
          Fund)  whose  coupons  vary   inversely  with  changes  in  short-term
          tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

     |X| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     For a further description of these securities and other securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

USAA California Funds - 6

----------------------------------------------------------------------------

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax and California state taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN CALIFORNIA TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of California tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to California tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal and state personal income taxes; and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of California tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the California Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in California issuers. California tax-exempt securities may be affected by political,  economic,  regulatory,  or other  developments  that  limit the ability of California issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within California to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the California Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for California tax-exempt securities for an extended period of time:

     |X| Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     |X| Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     |X| Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     |X| Bankruptcy or financial distress of a prominent municipal issuer within the state.

     |X| Economic issues that affect critical industries or large employers or that weaken real estate prices.

     |X|  Reductions in federal or state financial aid.

     |X|  Imbalance  in  the  supply  and  demand  for  the  state's   municipal
          securities.

     |X|  Developments   that  may  change  the  tax   treatment  of  California
          tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other  considerations   affecting  the  Funds'  investments  in  California
     tax-exempt securities are summarized in the

                                                                  7 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

     statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW]  DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and will be exempt from California state income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     |X| Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     |X| Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held your Fund shares.

     |X| Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     CALIFORNIA BOND FUND

     [ARROW]   WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best. If the security is not rated by one of these rating agencies, we must determine that the security is of equivalent investment quality. In addition, up to 10% of the Fund's assets may be invested in below investment-grade securities.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:

                         LONG-TERM          SHORT-TERM
    RATING AGENCY        DEBT SECURITIES    DEBT SECURITIES
   ---------------------------------------------------------------
    Moody's              At least Baa 3     At least Prime-3
                                            or MIG 3
    S&P                  At least BBB-      At least A-3 or SP-2
    Fitch                At least BBB-      At least F3
    Dominion             At least BBB low   At least R-2 low
    A.M. Best            At least bbb       At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

USAA California Funds - 8

----------------------------------------------------------------------------

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW]   HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     [ARROW] WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

     CALIFORNIA MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     |X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     |X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     |X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     |X|  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     |X|  Moody's Investors Service
     |X|  Standard & Poor's Ratings Group
     |X|  Fitch Ratings
     |X|  Dominion Bond Rating Service Limited
     |X|  A.M. Best Co., Inc.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

         =====================================================================
           [ARROW]  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED
                    BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
         =====================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

                                                                  9 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

     For additional information about investment policies and the types of securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     =========================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's investment advisory agreements will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2006.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the California Bond and California Money Market Funds combined and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% for that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the California Bond Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper California Municipal Debt Funds Index. The base fee for the California Bond Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the California Bond Fund's performance to that of the Lipper Index over the performance period. The performance period for the California Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the California Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

        OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
         (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
      -----------------------------------------------------------------
             +/- 20 to 50                    +/- 4
             +/- 51 to 100                   +/- 5
          +/- 101 and greater                +/- 6

[FOOTNOTE]
      1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the California Bond Fund will pay a positive performance fee adjustment for a performance period whenever the California Bond Fund outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee for the California Bond Fund of [0.31% by 0.04%.]

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

USAA California Funds - 10

----------------------------------------------------------------------------

     PORTFOLIO MANAGERS

     CALIFORNIA BOND FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 22 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     CALIFORNIA MONEY MARKET FUND

     REGINA G. SHAFER, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since April 1999. She has 11 years of investment management experience and has worked for us for 15 years.
     Education: B.B.A., Southwest Texas State University; M.B.A., University of Texas at San Antonio. Ms. Shafer is a Certified Public Accountant and holds the Chartered Financial Analyst (CFA) designation. She is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

 HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 17 for additional tax information.

                                                                 11 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000

     ADDITIONAL PURCHASES

     |X| $50 minimum per transaction, per account (except on transfers from brokerage accounts into the California Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW  TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring

USAA California Funds - 12

----------------------------------------------------------------------------

          funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the California Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your tele-

                                                                 13 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

     phone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     CHECKWRITING

     |X| Checks can be issued for the California Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

          You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only California residents may exchange into a California Fund.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the California Bond Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The California Bond Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE CALIFORNIA BOND FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

     For purposes of this policy, all exchanges from the California Bond Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each

USAA California Funds - 14

----------------------------------------------------------------------------

     month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE CALIFORNIA BOND FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the California Bond Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent

                                                                 15 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

     could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemptions orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

             ==============================================================
                [ARROW]   FUND NUMBER
                          California Bond Fund                  60
                          California Money Market Fund          61
             ==============================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

            ==============================================================
                 [ARROW]     NEWSPAPER SYMBOL
                             California Bond Fund                CA Bd

                 [ARROW]     TICKER SYMBOL
                             California Bond Fund                USCBX
                             California Money Market Fund        UCAXX
             ==============================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Securities of the California Bond Fund are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities purchased with maturities of 60 days or less and all securities of the California Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

USAA California Funds - 16

----------------------------------------------------------------------------

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the California Bond Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the California Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the California Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the California Bond Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the California Bond Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than California, we will mail a check for proceeds of income dividends to you monthly. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 8, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for (1) gains on redemptions of Fund shares held for more than one year and (2) to the fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that any Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                 17 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of California Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     CALIFORNIA TAXATION

     The following is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

     California law relating to the taxation of regulated investment companies was generally conformed to federal law effective January 1, 2001. Any portion of the dividends paid by the Funds and derived from interest on obligations that pay interest (when such obligations are held by an individual) which is excludable from California personal income under California or federal law including obligations of certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and Guam (Tax-Exempt Obligations) will be exempt from California personal income tax (although not from the California franchise tax) if, as of the close of each quarter, at least 50% of the value of each Fund's assets consists of Tax-Exempt Obligations and the Funds designate the Tax-Exempt Obligations as exempt-interest dividends in a written notice mailed to the shareholders not later than 60 days after the close of the taxable year. To the extent a portion of the dividends is derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax (including, the alternative minimum tax) and corporate income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Funds will be taxable to the shareholders as ordinary income. If shares of the Funds that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.

     With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Corporations subject to the California franchise tax that invest in the Funds will not be entitled to exclude California exempt-interest dividends from gross income for franchise tax purposes.
     Interest on indebtedness incurred to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Funds, will not be deductible by the shareholder for California personal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

USAA California Funds - 18

----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended March 31, 2006, through 2003, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information relating to the Funds prior to fiscal year 2003 was audited by another independent registered public accounting firm.

CALIFORNIA BOND FUND

                                           YEAR ENDED MARCH 31,
                          =====================================================
                             2006      2005       2004       2003       2002
                          =====================================================
Net asset value at
  beginning of period     $          $  11.31   $  11.25   $  10.73   $  11.03
                          -----------------------------------------------------
Income (loss) from
  investment operations:
    Net investment income                 .49        .49        .51        .53
    Net realized and
      unrealized gain (loss)             (.15)       .12        .52       (.30)
                          -----------------------------------------------------
Total from investment
  operations                              .34        .61       1.03        .23
                          -----------------------------------------------------
Less distributions:
  From net investment income             (.49)      (.49)      (.51)      (.53)
  From realized capital gains            (.04)      (.06)        -         -
                          -----------------------------------------------------
Total distributions                      (.53)      (.55)      (.51)      (.53)
                          -----------------------------------------------------
Net asset value
  at end of period        $          $  11.12   $  11.31   $  11.25   $  10.73
                          =====================================================
Total return (%)*                        3.07       5.54       9.74       2.20
Net assets at end of
  period (000)            $          $669,171   $674,807   $700,665   $660,937
Ratio of expenses to
  average net assets
  (%)**(a)                                .57        .58        .54        .49
Ratio of net investment
  income to average
  net assets (%)**                       4.38       4.36       4.58       4.84
Portfolio turnover (%)                  13.61      20.71      25.61      38.84

* Assumes reinvestment of all net investment income and realized capital distributions during the period.

**  For the year ended March 31, 2006, average net assets were [$659,121,000.]

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        (.00%)(+)  (.00%)(+)  (.00%)(+)  (.02%)

    (+) Represents less than 0.01% of average net assets.

                                                                 19 - Prospectus

USAA CALIFORNIA FUNDS
----------------------------------------------------------------------------

CALIFORNIA MONEY MARKET FUND

                                            YEAR ENDED MARCH 31,
                          =====================================================
                            2006      2005       2004        2003       2002
                          =====================================================
Net asset value at
  beginning of period     $          $   1.00   $   1.00   $   1.00   $   1.00
                          -----------------------------------------------------
Income from investment
  operations:
    Net investment income                 .01        .01        .01        .02
    Net realized and
      unrealized gain (loss)               -         .00(b)      -          -
                          -----------------------------------------------------
Total from investment
  operations                              .01        .01        .01        .02
                          -----------------------------------------------------
Less distributions:
  From net investment
    income                               (.01)      (.01)      (.01)      (.02)
                          -----------------------------------------------------
Net asset value
  at end of period        $          $   1.00   $   1.00   $   1.00   $   1.00
                          =====================================================
Total return (%)*                         .99        .64       1.13       2.03
Net assets at end of
  period (000)            $          $459,510   $466,287   $482,585   $487,791
Ratio of expenses to
  average net assets
  (%)**(a)                                .50        .50        .50        .48
Ratio of net investment
  income to average
  net assets (%)**                        .99        .64       1.12       1.98

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2006, average net assets were [$446,369,000.]

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the Fund's expense ratios.

(b)  Represents less than $0.01 per share.

USAA California Funds - 20

                                   APPENDIX A
----------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

Combined 2006 Federal and
California State Income Tax Rates

Assuming a Federal
Marginal Tax Rate of:         25.0%         28.0%        33.0%       35.0%

and a State Rate of:           8.0%          9.3%         9.3%        9.3%

The Effective Marginal
Tax Rate Would be:           31.00%(a)     34.70%(b)    39.23%(c)   41.05%(d)

To Match a Double
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:
================================================================================
        1.00%                 1.45%         1.53%        1.65%       1.70%
================================================================================
        1.50%                 2.17%         2.30%        2.47%       2.54%
================================================================================
        2.00%                 2.90%         3.06%        3.29%       3.39%
================================================================================
        2.50%                 3.62%         3.83%        4.11%       4.24%
================================================================================
        3.00%                 4.35%         4.59%        4.94%       5.09%
================================================================================
        3.50%                 5.07%         5.36%        5.76%       5.94%
================================================================================
        4.00%                 5.80%         6.13%        6.58%       6.78%
================================================================================
        4.50%                 6.52%         6.89%        7.41%       7.63%
================================================================================
        5.00%                 7.25%         7.66%        8.23%       8.48%
================================================================================
        5.50%                 7.97%         8.42%        9.05%       9.33%
================================================================================
        6.00%                 8.70%         9.19%        9.87%      10.18%
================================================================================
        6.50%                 9.42%         9.95%       10.70%      11.03%
================================================================================
        7.00%                10.14%        10.72%       11.52%      11.87%
================================================================================

(a)  Federal Rate of 25% + (California State Rate of 8.0% x (1-25%))
(b)  Federal Rate of 28% + (California State Rate of 9.3% x (1-28%))
(c)  Federal Rate of 33% + (California State Rate of 9.3% x (1-33%))
(d)  Federal Rate of 35% + (California State Rate of 9.3% x (1-35%))

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.

                                                                 21 - Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year. Each Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

14254-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                               Capital Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA CAPITAL GROWTH Fund

     An equity fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   1

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             7

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  11

Financial Highlights                                     14

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is capital appreciation. The Fund's strategy to achieve this objective is to invest primarily in equity securities that Batterymarch believes to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser of the Fund. Batterymarch is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaran teed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.


COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the invest ments in the Fund. While the portfolio will be broadly diversi fied, we expect the Fund to be significantly more volatile than the average equity mutual fund due to the Fund's investments in foreign markets.

                                                                  1 - Prospectus

USAA CAPITAL GROWTH FUND
---------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

    ===========================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[bar chart]
ANNUAL  RETURNS FOR PERIODS  ENDED 12/31
*FUND BEGAN  OPERATIONS  ON OCTOBER 27, 2000.

                         2001*              -31.22%
                         2002               -27.65%
                         2003                55.29%
                         2004                16.25%
                         2005                 8.50%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

                    BEST QUARTER**                   WORST QUARTER**
                    20.81% 2nd Qtr. 2003       -29.90% 1st Qtr. 2001

    ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of the Fund's assets using the current principal investment strategy.

USAA Capital Growth Fund - 2

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                 SINCE INCEPTION
                                     PAST 1 YEAR   PAST 5 YEARS      10/27/00
--------------------------------------------------------------------------------
Return Before Taxes                   8.50%           -0.51%          -3.87%
--------------------------------------------------------------------------------
Return After Taxes on Distributions   8.17%           -0.57%          -3.93%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares               5.97%           -0.43%          -3.25%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index*
(reflects no deduction for fees,
expenses, or  taxes)                  4.15%            2.28%          -0.54%+
-------------------------------------------------------------------------------
Morgan Stanley Capital
International (MSCI) World Index**
(reflects no deduction for fees,
expenses, or taxes)                   9.49%            2.18%           1.19%+
-------------------------------------------------------------------------------
Lipper Global Funds Index***
(reflects no deduction for taxes)    11.89%            2.96%           2.25%+
--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds
Index**** (reflects no deduction
for taxes)                            5.34%            1.25%          -0.77%+
--------------------------------------------------------------------------------

     * The Russell 2000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     ** The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

     *** The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. Effective [August 1, 2006,] the Lipper Global Funds Index replaced the Lipper Small-Cap Growth Funds Index as the benchmark index used for calculating the performance adjustment that will increase or decrease the base fee depending on the performance of the Fund relative to the Lipper Index. See Fund Management on page 5 for more information on the performance adjustment. The change to the Lipper Global Funds Index was made because Batterymarch uses an investment style when managing the Fund's assets that more closely correlates to the management style of mutual funds within the Lipper Global Funds Index.

     **** The Lipper  Small-Cap  Growth  Funds  Index  tracks  the total  return performance of the 30 largest funds within this category, which typically includes mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

     + The performance of the Russell 2000 Growth Index, MSCI World Index, the Lipper Global Funds Index, and the Lipper Small-Cap Growth Funds Index is calculated with a commencement date of October 31, 2000, while the Fund's inception date is October 27, 2000. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2006, and are calculated as a percentage of average net assets (ANA).

       Management Fee                           .88%a

       Distribution and Service (12b-1) Fees     None

       Other Expenses                            .80%

       TOTAL ANNUAL OPERATING EXPENSES          1.68%b

[footnotes]
     a A performance fee adjustment increased the management fee of 0.85% by 0.03% for the fiscal year ended July 31, 2005. The performance adjustment has been calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Growth Funds Index. [Effective August 1, 2006, the Fund will begin using the Lipper Global Funds Index in calculating its performance adjustment.] See page 5 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture

                                                                  3 - Prospectus

USAA CAPITAL GROWTH FUND
-----------------------------------------------------------------------------

          program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.63%.

     c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses were as follows:

            Actual Total Annual Operating Expenses    1.68%
            Reimbursement From IMCO                  (0.68%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                     1.00%

     ======================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ======================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
             ======================================================
                  $171         $530        $913        $1,987


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities that Batterymarch believes to be the most attractive in the global marketplace. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     The Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. Up to 100% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-US developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy-ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI World Index.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

USAA Capital Growth Fund - 4

     FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

    =================================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     =================================================================

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements is available in the Fund's annual report to shareholders.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund has paid us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a Lipper Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of eighty-five one hundredths of one percent (0.85%) of the Fund's average net assets for the fiscal year.

     In calculating the performance adjustment, the performance period for the Fund consists of the current month plus the previous 35 months. The portion of the performance adjustment based on the period prior to December 1, 2005, was calculated monthly by comparing the Fund's performance to that of the Lipper Small Cap Growth Funds Index. The portion of the performance adjustment based on the period from December 1, 2005 through July 31, 2006, was calculated monthly by comparing the Fund's performance to both the Lipper Small Cap Growth Funds Index and the Lipper Global Funds Index and selecting the comparison that resulted in the lesser performance adjustment to the Fund's shareholders. The portion of the performance adjustment based on the period after August 1, 2006, is calculated monthly by comparing the Fund's performance to that of the Lipper Global Funds Index.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

    OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX       (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) (1)     OF THE FUND'S AVERAGE NET ASSETS)
--------------------------------------------------------------------
         +/- 100 to 400                  +/- 4
         +/- 401 to 700                  +/- 5
       +/- 701 and greater               +/- 6

[footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment increased the management fee of 0.85% by 0.03%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.20% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Batterymarch, under which Batterymarch provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

                                                                  5 - Prospectus

USAA CAPITAL GROWTH FUND
---------------------------------------------------------------------------

     Batterymarch is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2006, Batterymarch had assets under management of approximately $xx billion. Batterymarch is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGER

     Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandate. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

     Members of Batterymarch's U.S., international, and emerging markets investment teams will manage this Fund. Several portfolio managers and research analysts across each of these investment teams will be assigned responsibility for servicing the Fund.

     Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, have been responsible for the strategic oversight of the Fund's investments since December 2005. Their focus will be on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

     THOMAS LINKAS, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the EAFE universe. Mr. Linkas has 32 years of investment experience. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international and emerging markets portfolios. Education: B.S. and M.S. in engineering, Massachusetts Institute of Technology; M.S., the MIT Sloan School of Management.

     CHARLES F. LOVEJOY, CFA, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He was also a Director of the International Society of Financial Analysts. Education:
     B.S., Tufts University. The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.


USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Capital Growth Fund - 6

--------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

                                                                  7 - Prospectus

USAA CAPITAL GROWTH FUND
---------------------------------------------------------------------------

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW  TO PURCHASE BY...

     INTERNET ACCESS -USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

          ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss.

USAA Capital Growth Fund - 8

---------------------------------------------------------------------------

     Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is

                                                                  9 - Prospectus

USAA CAPITAL GROWTH FUND
---------------------------------------------------------------------------

     engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.


OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate bal-ance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

USAA Capital Growth Fund - 10

---------------------------------------------------------------------------

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                =============================================
                 FUND NUMBER                         72
                 NEWSPAPER SYMBOL                 CapGr
                 TICKER SYMBOL                    USCGX
                =============================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

                                                                 11 - Prospectus

USAA CAPITAL GROWTH FUND
---------------------------------------------------------------------------

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

         ====================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
                                       ----------------------------------
          [ARROW]    NAV PER SHARE   =         NUMBER OF SHARES
                                                 OUTSTANDING
         ====================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional

USAA Capital Growth Fund - 12

---------------------------------------------------------------------------

     distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

                                                                 13 - Prospectus

USAA CAPITAL GROWTH FUND
---------------------------------------------------------------------------

     REPORTING

     The Fund will report information to you annually concerning the The following financial highlights table is intended to help you tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                      YEAR ENDED JULY 31,         PERIOD ENDED
                                2005      2004      2003     2002    JULY 31,
                                                                       2001*
                             ---------------------------------------------------
Net asset value at
 beginning of period         $   6.27   $  5.42   $  4.26   $  6.30  $ 10.00
                             ---------------------------------------------------
Income (loss) from investment
 operations:
   Net investment loss(a)        (.04)     (.02)     (.01)     (.04)    (.04)
   Net realized and
     unrealized gain (loss)(a)   1.58       .87      1.17     (2.00)   (3.66)
                             ---------------------------------------------------
Total from investment
 operations(a)                   1.54       .85      1.16     (2.04)   (3.70)
                             ---------------------------------------------------
Net asset value at end
 of period                   $   7.81   $  6.27   $  5.42   $  4.26  $  6.30
                             ===================================================
Total return (%) **             24.56     15.68     27.23    (32.54)  (37.00)
Net assets at end
 of period (000)             $115,515   $79,026   $45,995   $28,301  $26,544
Ratio of expenses
 to average net
 assets (%) ***(c,d)             1.00      1.00      1.00      1.00     1.85(b)
Ratio of expenses to
 average net assets, excluding
 reimbursements (%) ***(c)       1.68      1.74      2.41      2.54     2.43(b)
Ratio of net investment
 loss to average net
 assets (%)***                   (.62)     (.34)     (.28)     (.69)    (.84)(b)
Portfolio turnover (%)         165.81    194.75    151.07    188.09     8.49

*     Fund commenced operations on October 27, 2000.

** Totals returns for periods of less than one year are not annualized. The return for the period ended July 31, 2001, is cumulative.

***   For the year ended July 31, 2005, average net assets were $95,075,000.

(a) Calculated using average shares. For the year ended July 31, 2005, average shares were 13,458,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follow:

                                (.05%)    (.09%)    (.07%)    (.00%)+  (.00%)+

      +  Represents less than 0.01% of average net assets.

(d) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.85%.

USAA Capital Growth Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

36837-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                            Cornerstone Strategy Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA CORNERSTONE STRATEGY Fund

     An asset allocation fund seeking a positive, inflation-adjusted rate of return and stability of funds shares.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   3

Fees and Expenses                                         4

Fund Investments                                          5

Fund Management                                           9

Using Mutual Funds in an
Asset Allocation Program                                 12

How to Invest                                            12

How to Redeem                                            14

How to Exchange                                          15

Other Important Information
About Purchases, Redemptions
and Exchanges                                            15

Shareholder Information                                  17

Financial Highlights                                     19

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The   Fund's    investment    objective   is   to   achieve   a   positive,
     inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and to a much lesser extent in bonds and money market instruments. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We manage a portion of the U.S. stocks investment category that is invested in exchange-traded funds
     (ETFs), as well as the bonds and money market instruments, the precious metals and minerals and the real estate securities investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for a portion of the U.S. stocks investment category of the Fund, Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser for a portion of the U.S. stocks and international stocks investment categories of the Fund, and MFS Investment Management (MFS) to serve as subadviser for a portion of the international stocks investment category of the Fund.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 5 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, interest rate risk, credit risk, management risk, rebalancing risk, and the unique risks of investing in foreign stocks, real estate investment trusts (REITs), precious metals and minerals securities, and the risk of rebalancing the Fund's portfolio.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in

                                                                  1 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

        many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     REIT RISK: The possibility that the Fund's investments in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

     PRECIOUS METALS AND MINERALS SECURITIES: have additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

     REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

USAA Cornerstone Strategy Fund - 2

--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     17.87%
                    1997                     15.64%
                    1998                      2.01%
                    1999                      8.13%
                    2000                      2.75%
                    2001                     -4.72%
                    2002                     -8.26%
                    2003                     23.71%
                    2004                     11.51%
                    2005                      5.53%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

               BEST QUARTER*                        WORST QUARTER*
               13.32% 2nd Qtr. 2003          -10.72% 3rd Qtr. 1998

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of a portion of the U.S. stocks and real estate securities investment categories of the Fund, and MFS assumed day-to-day management of a portion of the international stocks investment category of the Fund, and December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of a portion of the U.S. stocks and international stocks investment categories of the Fund. Prior to June 28, 2002, IMCO was solely responsible for managing the Fund's assets.

                                                                  3 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                    5.53%     4.94%      6.99%       9.82%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    4.12%     3.92%      5.34%       8.24%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares               5.19%     3.87%      5.27%       7.98%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no
deduction for fees, expenses, or
taxes)                                 4.91%     0.54%      9.07%      12.69%+
--------------------------------------------------------------------------------
Lipper Global Flexible Funds Index**
(reflects no deduction for taxes)      8.81%     4.69%      7.84%       N/A
--------------------------------------------------------------------------------

* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

** The Lipper Global Flexible Funds Index tracks the total return performance of the 10 largest funds within the Lipper Global Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of each portfolio is invested in securities traded outside of the United States.

+ The performance of the S&P 500 Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                           .xx%a

          Distribution and Service (12b-1) Fees                     None

          Other Expenses                                           .xx%

          TOTAL ANNUAL OPERATING EXPENSES                         X.XX%B,C

[footnote]
    a A performance fee adjustment [decreased] the management fee of [0.75%] by x.xx% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Flexible Funds Index. See pages 9-10 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were x.xx%.

     c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.19% of the Fund's ANA, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total annual operating expense ratio is lower than 1.19%, the Fund will operate at the lower expense ratio.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

USAA Cornerstone Strategy Fund - 4

--------------------------------------------------------------------------------

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
             -----------------------------------------------------------
                $xxx            $xxx           $xxx           $x,xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     ===========================================================================
                                                  PERCENTAGE TARGET RANGE
     INVESTMENT CATEGORY                               OF NET ASSETS
     ---------------------------------------------------------------------------
     U.S. Stocks                                            15 - 70%
     International Stocks                                    5 - 70%
     Bonds and Money Market Instruments                      5 - 50%
     Real Estate Securities                                  0 - 20%
     Precious Metals and Minerals Securities                 0 - 10%
     ===========================================================================

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, we may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S. Stocks category was selected to provide appreciation. The International Stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The Bonds and Money Market Instruments category was selected to provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. The Real Estate and Precious Metals and Minerals Securities categories were selected to provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in U.S. stocks, 15% in international stocks, 10% in bonds and money market instruments, 5% in real estate securities, and 5% in precious metals and minerals securities. During the quarter, a strong U.S. stock market coupled with weak real estate and precious metals and minerals markets could leave the portfolio with 80% in U.S. stocks, 10% in international stocks, 4% in bonds and money market instruments, 3% in real estate securities, and 3% in precious metals and minerals securities. In this case, we would sell U.S. stocks and could use the proceeds to buy more bonds and money market instruments in order to bring U.S. stocks and bonds and money market instruments back within their target ranges.

     U.S. STOCKS

     [ARROW] WHAT TYPES OF U.S. STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's portfolio will consist of a blend of growth and value stocks of companies with one or more of the following characteristics: (1) they are organized under the laws of a state or territory of the United States, (2) their headquarters are located in the United States, (3) 50% or more of their assets are located in the United States, (4) 50% or more of their revenues are derived
                                                                  5 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     from the United States, or (5) the principal trading market for their stock is located in the United States.

     In addition, up to 50% of the Fund's portfolio allocated to U.S. stocks, but no more than 25% of the Fund's total assets, may consist of exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value
     (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

     The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

     With respect to the portion of the Fund's assets managed by Wellington Management, Wellington Management will consider purchasing stocks that exhibit the following characteristics:

     *  Superior market positions
     *  Positive financial momentum accompanied by strong fundamentals
     *  Sustainable revenue and earnings growth
     *  High-quality management team
     *  Attractive valuation

     Each stock held by this portion of the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock
     reaches   Wellington   Management's   target   valuation.

     In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

     With respect to this portion of the Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI World Index.

     INTERNATIONAL STOCKS

     [ARROW] WHAT ROLE DO INTERNATIONAL STOCKS PLAY IN THE FUND'S PORTFOLIO?

     From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

     [ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

     A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?

     With respect to this portion of the Fund's assets managed by MFS, MFS seeks to identify investment opportunities that offer

USAA Cornerstone Strategy Fund - 6

--------------------------------------------------------------------------------

     above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

     MFS intends to keep the International Stocks investment category of the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

     With respect to the portion of this Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI World Index.

     BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT ROLE DO BONDS AND MONEY MARKET INSTRUMENTS PLAY IN THE FUND'S PORTFOLIO?

     The bonds and money market instruments investment category is intended to provide both liquidity and interest income.

     [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the Fund's statement of additional information.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE BONDS?

     The Fund will invest primarily in investment-grade securities. Although, it may invest up to 10% of its assets in below investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                              LONG-TERM                      SHORT-TERM
     RATING AGENCY            DEBT SECURITIES                DEBT SECURITIES
     ===========================================================================
     Moody's Investors                                       At least Prime-3
     Service                  At least Baa3                  or MIG 3

     Standard & Poor's                                       At least A-3
     Rating Group             At least BBB -                 or SP-2

     Fitch Ratings            At least BBB -                 At least F3

     Dominion Bond
     Rating Service           At least BBB low               At least R-2 low
     Limited

     A.M. Best Co., Inc.      At least bbb                   At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which

                                                                  7 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

     We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills; bonds, notes, and certificates of deposit; repurchase agreements; and other money market securities.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the Fund's statement of additional information.

     REAL ESTATE SECURITIES

     [ARROW] WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

     We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

     [ARROW] WHAT TYPES OF REAL ESTATE SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     Investments in this category will consist primarily of common stocks of REITs and U.S. companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, We may also invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

     In selecting stocks for the Fund, we seek to invest in companies that are attractively priced relative to an assessment of net asset value, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to net asset value that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

     PRECIOUS METALS AND MINERALS SECURITIES

     [ARROW] WHAT ROLE DO PRECIOUS METALS AND MINERALS SECURITIES PLAY IN THE FUND'S PORTFOLIO?

     Precious metals and minerals securities may be selected for their potential to increase in value during inflationary periods and periods of U.S. dollar weakness. Additionally, precious metals and minerals securities may be selected for their ability to stabilize the portfolio's rate of return during periods when U.S. stock prices are generally going down. Historical tendencies show that prices of precious metals and minerals securities generally go up when prices of U.S. stocks go down.

     [ARROW] WHAT TYPES OF PRECIOUS METALS AND MINERALS SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     We will invest the Fund's assets devoted to this category in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL PRECIOUS METALS AND MINERALS SECURITIES MADE?

     We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

     The Fund may also hold no precious metals and minerals securities when considered appropriate.

USAA Cornerstone Strategy Fund - 8

--------------------------------------------------------------------------------

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, and precious metals and minerals securities.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
    -------------------------------------------------------------------
          +/- 100 to 400                          +/- 4
          +/- 401 to 700                          +/- 5
        +/- 701 and greater                       +/- 6

[footnote]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of x.xx% by x.xx%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.19% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended May 31, 2006, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.74% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Wellington Management, Batterymarch, and MFS, under which Wellington Management, Batterymarch, and MFS provide

                                                                  9 - Prospectus

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     day-to-day  discretionary  management  of certain  of the Fund's  assets in
     accordance   with  the  Fund's   investment   objectives,   policies,   and
     restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Wellington Management, Batterymarch, and MFS are compensated directly by IMCO and not by the Fund.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management  and its  predecessor  organizations  have  provided  investment advisory services for over 70 years. As of June 30, 2006, Wellington Management had investment management authority with respect to approximately $xxx billion in assets.

     Batterymarch is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2006, Batterymarch had assets under management of approximately $xx.x billion.

     MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2006, net assets under the management of MFS were approximately $xxx billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     PORTFOLIO MANAGERS

     U.S. STOCKS

     IMCO

     STUART H. WESTER, CFA, vice president, Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since February 2005. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. Education: B.B.A., Texas Tech University; M.B.A., North Texas State University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     WELLINGTON MANAGEMENT

     MATTHEW E. MEGARGEL, CFA, senior vice president of Wellington Management, has served as a portfolio manager of the Fund since 2002. Mr. Megargel joined the firm as an investment professional in 1983.

     JEFFREY L. KRIPKE, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

     MAYA K. BITTAR, CFA, vice president of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since 2002.

     FRANCIS J. BOGGAN, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

     BATTERYMARCH

     Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

     Members of Batterymarch's U.S., international, and emerging markets investment teams will manage the portion of the Fund managed by Batterymarch. Several portfolio managers and research analysts across each of these investment teams will be assigned responsibility for servicing the portion of the Fund managed by Batterymarch.

     Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, will be responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus will be on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines

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     and restrictions,  and Batterymarch's  current investment  strategies.  The following is a summary of each individual's education and recent business experience:

     THOMAS LINKAS, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the Europe, Asia, and Far East universe. Mr. Linkas has 32 years of investment experience and has managed the Fund since December 2005. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international, and emerging markets portfolios. Education: B.S. and M.S. in engineering, Massachusetts Institute of Technology; M.S., MIT Sloan School of Management.

     CHARLES F. LOVEJOY, CFA, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He has managed the Fund since December 2005. He was also a Director of the International Society of Financial Analysts. Education: B.S., Tufts University.

     INTERNATIONAL STOCKS

     MFS

     DAVID R. MANNHEIM, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 17 years and has managed the Fund since June 2002. Education: bachelor's degree in Economics, Amherst College; M.S. in management, Massachusetts Institute of Technology.

     MARCUS L. SMITH, senior vice president and non-U.S. equity portfolio manager, has 15 years of investment management experience and has worked for MFS for 11 years and has managed the Fund since June 2002. Education: bachelor's degree in business administration, Mount Union College; master's in finance, University of Pennsylvania.

     BONDS AND MONEY MARKET INSTRUMENTS

     IMCO

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the Bonds and Money Market Instruments investment category since January 2004. Mr. Espe has 21 years of investment management experience and has worked for us for five years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     PRECIOUS METALS AND MINERALS SECURITIES
     AND REAL ESTATE SECURITIES

     IMCO

     MARK W. JOHNSON, CFA, assistant vice president of Equity Investments, has managed the Precious Metals and Minerals Securities investment category since January 1994 and the Real Estate Securities since March 2006. He has 31 years of investment management experience and has worked for us for 17 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher

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     returns than  investments that carry lower risks.  From these  observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 18 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with

USAA Cornerstone Strategy Fund - 12
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     payment for the order  being made from the  financial  intermediary  to the
     Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $20 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 to obtain a personal identification number
        (PIN) or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

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     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call  toll  free    800-531-8448  to   speak   with   a   member service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll   free  800-531-8343  to   speak   with   a   member service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

USAA Cornerstone Strategy Fund - 14
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     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE  ACCOUNT WITH USAA BROKERAGE
     SERVICES,   PLEASE  CONTACT  USAA  BROKERAGE  SERVICES  REGARDING  EXCHANGE
     POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 16.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset

                                                                 15 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

        value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

 USAA Cornerstone Strategy Fund - 16

--------------------------------------------------------------------------------

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  51
     [ARROW] NEWSPAPER SYMBOL                       CrnstStr
     [ARROW] TICKER SYMBOL                             USCRX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales

                                                                 17 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

     price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in

USAA Cornerstone Strategy Fund - 18

-------------------------------------------------------------------------------

     cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 19 - Prospectus

USAA CORNERSTONE STRATEGY FUND
--------------------------------------------------------------------------------

                                                        YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------
                                 2006        2005         2004           2003          2002
                              ---------------------------------------------------------------------

Net asset value at beginning
 of period                    $         $     25.80    $     22.22    $     23.57   $     25.26
                              ---------------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                         .30(a)         .22            .27           .39(d)
  Net realized and unrealized
    gain (loss)                                2.13(a)        3.57           (.93)        (1.16)(d)
                              ---------------------------------------------------------------------
Total from investment operations               2.43(a)        3.79           (.66)         (.77)
                              ---------------------------------------------------------------------
Less distributions:
  From net investment income                   (.45)          (.21)          (.26)         (.57)
  From realized capital gains                 (1.25)           -             (.43)         (.35)
                              ---------------------------------------------------------------------
Total distributions                           (1.70)          (.21)          (.69)         (.92)
                              ---------------------------------------------------------------------
Net asset value at end of
 period                                 $     26.53    $     25.80    $     22.22   $     23.57
                              =====================================================================
Total return (%)*                              9.42          17.08          (2.59)        (2.96)
Net assets at end
 of period (000)              $         $ 1,543,380    $ 1,350,044    $ 1,132,544   $ 1,197,131
Ratio of expenses to average
 net assets (%)** (b)                          1.18(c)        1.19(c)        1.19(c)       1.16(c)
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)** (b)                      -              1.20           1.27          1.17
Ratio of net investment income
 to average net assets (%)**                   1.15            .81           1.34          1.69(d)
Portfolio turnover (%)                        64.88          90.94         131.07         30.52

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31, 2006, average net assets were [$1,437,087,000.]

(a) Calculated using average shares. For the year ended May 31, 2006, average shares were [54,709,000.]

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     Fund's expense ratios as follows:        (.02%)         (.02%)         (.01%)       (.00%)+

     + Represents less than 0.01% of average net assets.

(c) Effective April 26, 2002, the Manager voluntarily agreed to limit annual expenses of the Fund to 1.19% of the Fund's average net assets.

(d) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without that charge, these amounts would have been:

     Net investment income                                  $ .39
     Net realized and unrealized loss                     $ (1.16)
     Ratio of net investment income to average net assets    1.70%

USAA Cornerstone Strategy Fund - 20

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

23445-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                              Emerging Markets Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA EMERGING MARKETS Fund

     A stock fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             7

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  12

Financial Highlights                                     14

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of capital appreciation. We are the Fund's investment adviser. We have retained The Boston Company Asset Management, LLC (The Boston Company) to serve as subadviser of the Fund. Under normal market conditions, The Boston Company attempts to achieve this objective by investing at least 80% of the Fund's assets in equity securities of emerging market companies. This 80% policy may be changed upon 60 days' notice to shareholders. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, foreign investing risk, management risk, and the risk of investing in over-the-counter (OTC) markets.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes, and other factors. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     OVER-THE-COUNTER (OTC) RISK. OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  1 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the risks are higher in emerging markets than developed international markets or the United States, the Fund is expected to be significantly more volatile than the average equity mutual fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     16.59%
                    1997                     -3.46%
                    1998                    -26.12%
                    1999                     52.43%
                    2000                    -31.92%
                    2001                     -5.79%
                    2002                     -5.05%
                    2003                     53.04%
                    2004                     26.19%
                    2005                     25.54%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

          BEST QUARTER*                             WORST QUARTER*
          26.75% 4th Qtr. 1999               -26.11% 3rd Qtr. 1998

    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which The Boston Company assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA Emerging Markets Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005

                                                                      SINCE
                                      PAST 1     PAST 5    PAST 10   INCEPTION
                                      YEAR       YEARS      YEARS      11/7/94
--------------------------------------------------------------------------------
Return Before Taxes                   25.54%     16.75%     6.47%       5.30%
-------------------------------------------------------------------------------
Return After Taxes on Distributions   25.59%     16.82%     6.27%       5.05%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares              16.95%     14.92%     5.60%       4.52%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
(MSCI) Emerging Markets Index*
(reflects no deduction for fees,
expenses, or taxes)                   34.54%     19.44%     6.98%       4.97%+
--------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index**
(reflects no deduction for taxes)     32.65%     19.22%     7.55%       5.36%+
--------------------------------------------------------------------------------

 * The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

 ** The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

+ The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated with a commencement date of October 31, 1994, while the Fund's inception date is November 7, 1994. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets (ANA).

       Management Fee                                          .xx%a

       Distribution and Service (12b-1) Fees                  None

       Other Expenses                                          .xx%

       TOTAL ANNUAL OPERATING EXPENSES                        X.XX%B,C

[footnote]
a A performance fee adjustment decreased the management fee of 1.00% by x.xx% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Emerging Markets Funds Index. See pages 5-6 for more information about the calculation of the per-formance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these deductions the total annual operating expenses were x.xx%

c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.80% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. If the Fund's total annual operating expense ratio is lower than 1.80%, the Fund will operate at the lower expense ratio.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1  FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                  3 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

          1 YEAR         3 YEARS        5 YEARS        10 YEARS
        -----------------------------------------------------------
          $xxx            $xxx           $xxx             $xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT IS AN EMERGING MARKET COMPANY?

     An issuer is an emerging market company if:

     * It is organized under the laws of an emerging market country (as defined below);

     * The principal trading market for its stock is in an emerging market country; or

     * At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

     [ARROW] WHAT COUNTRIES ARE CONSIDERED EMERGING MARKETS COUNTRIES?

     For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

          ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

          AMERICAS: Canada, the United States

          EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece,
                  Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

     [ARROW] WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

     The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

     *  The   countries   in  which  these  stock   markets  are  found  have  a
        less-developed economy than the developed countries.

     * Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

     * Sustainable economic growth rates are higher, or potentially higher, than developed countries.

     * Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

     * Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

     * The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.

     [ARROW] IN WHAT EMERGING MARKET COUNTRIES DOES THE FUND INTEND TO INVEST?

     Some of the countries in which The Boston Company expects to invest or may invest the Fund's assets include, but are not limited to:

USAA Emerging Markets Fund - 4

--------------------------------------------------------------------------------

          ASIA: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan, Thailand

          AMERICAS: Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela

          AFRICA/MIDDLE EAST: Egypt, Israel, Jordan, Morocco, South Africa,
          Turkey

          EUROPE/OTHER: Croatia, Czech Republic, Hungary, Poland, Russia,
          Slovakia

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

     The Boston Company may invest no more than 20% of the Fund's net assets in stocks of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

     Additionally, The Boston Company may also invest the Fund's assets in public and private sector debt and fixed-income instruments of emerging market issuers, including Brady Bonds of selected countries, which The
     Boston Company believes have the potential for significant capital appreciation (due, for example, to its assessment of prospects for the issuer or the issuer's domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

     [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

     No, there are no restrictions except that The Boston Company may not invest 25% or more of the Fund's total assets in any one industry. Additionally, the Fund's investments will be diversified in four or more countries.

     The Boston Company believes that attractive investment opportunities exist in many emerging markets. Investing a person's assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher volatility, including the Emerging Markets Fund in a well-diversified portfolio could significantly enhance overall portfolio returns. The Fund combines the advantages of diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     The Boston Company reviews countries and regions for economic and political stability as well as future prospects. Then it researches individual companies looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. The Boston Company will generally sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     -------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees's approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

                                                                  5 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Markets Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one percent (1.00%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
     ----------------------------------------------------------------------
          +/- 100 to 400                           +/- 4
          +/- 401 to 700                           +/- 5
        +/- 701 and greater                        +/- 6

[footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Emerging Markets Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of x.xx% by x.xx%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.80% of the Fund's average net assets. We can modify or terminate this arrangement at any time.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with The Boston Company, under which The Boston Company provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2006, The Boston Company subadvised 13 mutual funds with assets under management of approximately $xx.x billion. The Boston Company is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Kirk joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead Portfolio Manager for all International Value and Emerging Markets Value strategies at The Boston Company and has managed the Fund since June 2002.

     CLIFFORD A. SMITH, CFA, joined The Boston Company in 1998. He serves as senior vice president and the assistant director of International Value Equity. Mr. Smith is a member of our International Value Equity portfolio management team and conducts research on global technology and European capital goods companies and has managed the Fund since June 2002.

     CAROLYN M. KEDERSHA, CFA, CPA, joined The Boston Company in 1988. She serves as a senior vice president and senior portfolio manager. As a member of the portfolio management team, Ms. Kedersha conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America and has managed the Fund since June 2002.

     ANDREW B. JOHNSEN, CFA, joined The Boston Company in 1995. He serves as a senior vice president and senior portfolio manager. As a member of the portfolio management team, Mr. Johnsen is responsible for researching companies located in Japan, South Korea, Taiwan, and Eastern Europe and has managed the Fund since June 2002.

     PARAMESWARI ROYCHOUDHURY, CFA, joined The Boston Company in 1991. She serves as a senior vice president and portfolio manager. As a member of the portfolio management team, Ms. Roychoudhury is responsible for researching companies located in Continental Europe and India and has managed the Fund since June 2002.

     MICHELLE Y. CHAN, CFA, joined The Boston Company in 2000. She serves as a vice president and an assistant portfolio manager. As a member of the portfolio management team, Ms. Chan currently provides research coverage for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand and has managed the Fund since June 2002.

USAA Emerging Markets Fund -6

-------------------------------------------------------------------------------

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your

                                                                  7 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS -USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Emerging Markets Fund - 8

-------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

                                                                  9 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Service Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Tax Exempt Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 11.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter

USAA Emerging Markets Fund - 10

-------------------------------------------------------------------------------

     all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial interme-

                                                                 11 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     diaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV   per  share  and  accept  purchase,   exchange, and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  56
     [ARROW] NEWSPAPER SYMBOL                         EmgMkt
     [ARROW] TICKER SYMBOL                             USEMX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then

USAA Emerging Markets Fund - 12

-------------------------------------------------------------------------------

     we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees.

     Investments in open-end investment companies, other than exchange traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     {ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS  OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                 13 - Prospectus

USAA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *   Underreports dividend or interest income or

     *   Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP independent registered public accountant, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA Emerging Markets Fund - 14

-------------------------------------------------------------------------------

                                                   YEAR ENDED MAY 31,
                              ------------------------------------------------------------
                                 2006      2005        2004        2003        2002
                              ------------------------------------------------------------

Net asset value at beginning
 of period                    $         $   10.06    $   7.24    $   7.93    $   7.16
                              ------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income (loss)                .13         .07         .03(a)     (.02)(a)
  Net realized and unrealized
   gain (loss)                               2.47        2.75        (.72)(a)     .81(a)
                              ------------------------------------------------------------
Total from investment
 operations                                  2.60        2.82        (.69)(a)     .79(a)
                              ------------------------------------------------------------
Less distributions:
  From net investment income                 (.07)        -           -          (.02)
                              ------------------------------------------------------------
Net asset value at end
 of period                    $         $   12.59    $  10.06    $   7.24    $   7.93
                              ============================================================
Total return (%)*                           25.82       38.95       (8.70)      11.11
Net assets at end
 of period (000)              $         $ 152,351    $ 95,080    $ 54,794    $ 57,073
Ratio of expenses to
 average net assets (%)**(c)                 1.80(b)     1.92(b)     2.33(b)     2.51
Ratio of net investment
 income (loss) to average
 net assets (%)**                            1.42         .92         .42       (.33)
Portfolio turnover (%)                      36.24       75.67      140.89      257.45

* Assumes reinvestment of all net investment income distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.

**   For the year ended May 31, 2006, average net assets were [$122,255,000].

(a)  Calculated using average shares.

(b) Effective March 1, 2004, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.80% of the Fund's average annual net assets. From June
     1, 2003, through February 29, 2004, the voluntary expense ratio limit was 2.10% of the Fund's average net assets.

(c)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:             (.02%)      (.03%)      (.00%)+     (.01%)

     + Represents less than 0.01% of average net assets.

                                                                 15 - Prospectus

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                    ------------------------------------
                        INSURANCE * MEMBER SERVICES

25344-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                           Extended Market Index Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA EXTENDED MARKET INDEX Fund

     An index fund that seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones Wilshire 4500 Index.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Overview of an Index Fund                                 1

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   3

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           6

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             8

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            11

Shareholder Information                                  12

Financial Highlights                                     14

Additional Information on the Dow Jones
Wilshire 4500 Index                                      15

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF AN INDEX FUND

     WHAT IS AN INDEX FUND?

     An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

     WHAT IS THE DOW JONES WILSHIRE 4500 COMPLETION INDEXSM
     (FULL CAP)(1)?

     The Dow Jones Wilshire 4500 Completion IndexSM (Full Cap) (Dow Jones Wilshire 4500 Index), created on December 31, 1983, is a market capitalization-weighted index of approximately 4,500 U.S. equity securities. It measures the performance of all small- and mid-cap stocks regularly traded on the American and New York Stock exchanges and the Nasdaq over-the-counter market. The Dow Jones Wilshire 4500 Index includes all the stocks in the Dow Jones Wilshire 5000 IndexSM (Full Cap) except for stocks included in the S&P 500 Index. See ADDITIONAL INFORMATION ON THE DOW JONES WILSHIRE 4500 INDEX on page 15 for further information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones Wilshire 4500 Index. The Dow Jones Wilshire 4500 Index measures the performance of all small- and mid-cap stocks as measured by the Dow Jones Wilshire 5000 Index less the stocks in the S&P 500 Index. The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. Unlike other mutual funds that directly acquire and manage their own portfolio securities, we will attempt to achieve the objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series Trust (Extended Market Portfolio), which is a separate fund advised by Fund Asset Management, L.P. (FAM), with a substantially similar investment objective. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

     To track the Dow Jones Wilshire 4500 Index as closely as possible, under normal market conditions, FAM will normally invest at least 80% of the Extended Market Portfolio's assets in stocks of companies or other financial instruments that are included in or correlated with securities in the Dow Jones Wilshire 4500 Index. This strategy may be changed upon 60 days' written notice to shareholders. In seeking to mirror the performance of the Dow Jones Wilshire 4500 Index, FAM attempts to allocate the Extended Market Portfolio's investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Dow Jones Wilshire 4500 Index as a whole. It will not be FAM's intent, however, to fully replicate the Dow Jones Wilshire 4500 Index, because the index includes more than 4,500 stocks. FAM may exclude any Dow Jones Wilshire 4500 Index stock from the Extended Market Portfolio due to that stock's illiquidity, high transaction costs, or small weighting in the index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, cash flow and tracking error risk, management risk, master-feeder structure risk, small- and mid-capitalization risk, and derivative risk.

     STOCK MARKET RISK: Because this Fund invests in equity securities, it is subject to stock market risk. A stock price in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     CASH FLOW AND TRACKING ERROR RISK: While the Fund and the Extended Market Portfolio attempt to match the performance of the Dow Jones Wilshire 4500 Index as closely as possible, the

                                                                  1 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

     ability of the Fund and the Extended Market Portfolio to meet their investment objective depends to some extent on the cash flow in and out of the Fund and other investors in the Extended Market Portfolio. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, it may result in the Extended Market Portfolio having to buy or sell stocks in its portfolio. Changes in the cash flow of the Fund and the Extended Market Portfolio may affect how closely the Extended Market Portfolio will mirror the Dow Jones Wilshire 4500 Index. Because of the differences between the index and the portfolio of the Extended Market Portfolio, the Fund in turn may not track the Dow Jones Wilshire 4500 Index perfectly. Because the Extended Market Portfolio selects a representative sample of stocks from the Dow Jones Wilshire 4500 Index as opposed to investing in each stock composing the index, tracking error may at times be higher than a fund that invests in each stock of the Dow Jones Wilshire 4500 Index.

     MANAGEMENT RISK: This Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     MASTER-FEEDER STRUCTURE RISK: As a feeder fund in a master-feeder structure, the Fund is subject to certain risks. Actions of larger feeder funds may materially affect smaller feeder funds investing in the Extended Market Portfolio. For example, if a large feeder fund withdraws from the Extended Market Portfolio, the remaining funds may experience proportionately higher operating expenses, resulting in lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, the Extended Market Portfolio may own fewer stocks than that of the market index, resulting in increased portfolio risk. Also, feeder funds with a greater pro rata ownership in the Extended Market Portfolio could have effective voting control of the operations of the Extended Market Portfolio.

     SMALL- AND MID-CAPITALIZATION RISK: Small- and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets, or financial resources, and can be particularly sensitive to interest rates, borrowing costs, and earnings. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in securities of larger companies. In addition, small- and mid-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

     DERIVATIVE RISK: The Extended Market Portfolio may use derivative instruments, which allow the Extended Market Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

     |X| CREDIT RISK -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Extended Market Portfolio.

     |X| CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     |X| LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     |X| LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     |X| INDEX RISK -- if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Extended Market Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below to what that the Extended Market Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.

USAA Extended Market Index Fund - 2

--------------------------------------------------------------------------------

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. FAM attempts to keep the Extended Market Portfolio fully invested in securities that are representative of the Dow Jones Wilshire 4500 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the portfolio of the Extended Market Portfolio.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

    ====================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
             THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ====================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.

                CALENDAR YEAR       TOTAL RETURN
                     2001*             -9.03%
                     2002             -18.20%
                     2003              43.44%
                     2004              17.92%
                     2005              10.11%

                          THREE-MONTH YTD TOTAL RETURN
                                 x.xx% (3/31/06)

            BEST QUARTER**                       WORST QUARTER**
            21.40% 2nd Qtr. 2003           -20.27% 3rd Qtr. 2001

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of the Dow Jones Wilshire 4500 Index itself. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,  historical   performance  (before  and  after  taxes)  does  not
     necessarily indicate what will happen in the future.

                                                                  3 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

 ===============================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005

                                        PAST 1      PAST 5     SINCE INCEPTION
                                         YEAR        YEARS         10/27/00
--------------------------------------------------------------------------------
Return Before Taxes                      10.11%      6.75%          5.15%
--------------------------------------------------------------------------------
Return After Taxes on Distributions       9.73%      6.39%          4.81%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                   7.09%      5.67%          4.24%
--------------------------------------------------------------------------------
Dow Jones Wilshire 4500 Completion
Index (reflects no deduction for fees,
expenses, or taxes)                      10.28%      6.99%          5.12%
===============================================================================

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, transfer agent, and legal fees. The figures below are based upon the actual combined expenses of the Fund, before reimbursements, and the Extended Market Portfolio during the past fiscal year ended December 31, 2005, and are calculated as a percentage of average net assets (ANA).

       Management Fee                            .39%a

       Distribution and Service (12b-1) Fees     None

       Other Expenses                            .37%

       TOTAL ANNUAL OPERATING EXPENSES           .76%(A,B)

[FOOTNOTES]
     (a) Total Annual Operating Expenses and the Example below reflect the aggregate operating expenses (before reimbursements) of both the Fund and the Extended Market Portfolio.

     (b) We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 0.50% of the Fund's ANA and to reimburse the Fund for all expenses in excess of that amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

            Actual Total Annual Operating Expenses    .76%

            Reimbursement From IMCO                  (.26%)

            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                     .50%

    ====================================================================
      [ARROW]  12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
               FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ====================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR    3 YEARS        5 YEARS      10 YEARS
     --------------------------------------------------------------
               $78       $243           $422          $942

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] HOW IS THE FUND'S PORTFOLIO MANAGED?

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of the Dow Jones Wilshire 4500 Index.

     The Fund uses the "sampling" method of indexing. Under this approach, the Fund selects a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the Dow Jones Wilshire 4500 Index was made up of technology stocks, the Extended Market Portfolio would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the Dow Jones Wilshire 4500

USAA Extended Market Index Fund - 4

--------------------------------------------------------------------------------

     Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

     [ARROW] WHAT ARE THE BENEFITS TO AN INVESTOR OF USING A PASSIVE OR INDEXING APPROACH?

     Indexing appeals to many investors because it:

     |X|  Provides   simplicity   through  a   straightforward   market-matching
          strategy,

     |X| Generally provides diversification by investing in a wide variety of companies and industries,

     |X| Tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research, and

     |X| Usually has relatively low trading activity, so total brokerage commissions tend to be lower.

     [ARROW]   HOW CLOSELY WILL THE FUND MATCH ITS INDEX?

     In seeking to match the performance of the Dow Jones Wilshire 4500 Index, FAM will attempt to allocate the investments of the Extended Market Portfolio so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Dow Jones Wilshire 4500 Index as a whole.

     Over the long term (I.E., periods of three to five years), FAM will seek a correlation between the performance of the Extended Market Portfolio, before expenses, and that of the Dow Jones Wilshire 4500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Extended Market Portfolio always moves up in value when the Dow Jones Wilshire 4500 Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

     [ARROW]   WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

     Under normal market conditions, the Extended Market Portfolio's assets generally will be invested in stocks or other financial instruments, which are components of or correlated with the Dow Jones Wilshire 4500 Index. Consistent with these conditions, the Extended Market Portfolio may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options in most cases to provide liquidity to pay redemptions and fees or to maintain full exposure to the index.

     The Extended Market Portfolio may invest, to a limited extent, in stock index futures and options. The Extended Market Portfolio generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS used for nonhedging purposes may be greater than that of investments for hedging purposes.

          ==================================================================
             [ARROW]  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
                      ARE GENERALLY USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.
          ==================================================================

     For a description of the futures and options the Extended Market Portfolio may use and some of their associated risks, see INVESTMENT POLICIES in the statement of additional information.

     The Extended Market Portfolio may also invest in illiquid securities and repurchase agreements and may engage in securities lending.

     [ARROW]  HOW DO FUNDS IN A MASTER-FEEDER STRUCTURE OPERATE?

     The Extended Market Portfolio is considered a master fund. The Extended Market Index Fund is considered a feeder fund and invests all of its assets in the Extended Market Portfolio. The Extended Market Portfolio may also accept investments from other feeder funds, typically mutual funds or institutional investors. All feeder funds will invest in the Extended Market Portfolio under the same terms and conditions and will bear the Extended Market Portfolio's expenses in proportion to their assets.
     However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. Therefore, investors in different feeder funds may experience different returns.

                                                                  5 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

             ======================================================
                               HOW A MASTER-FEEDER
                               STRUCTURE OPERATES:

                           You buy shares in the Fund

                                  [DOWN ARROW]

                                The Fund invests
                        in the Extended Market Portfolio

                                  [DOWN ARROW]

                      The Extended Market Portfolio invests
                     in Dow Jones Wilshire 4500 Index stocks
                              and other securities
             ======================================================

     The Extended Market Index Fund may withdraw its investment from the Extended Market Portfolio at any time if the Board of Directors determines that it is in the best interest of the Fund's shareholders to do so. Certain changes in the Extended Market Portfolio's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Extended Market Portfolio. Upon any such withdrawal, we would become responsible for directly managing the assets of the Fund. In addition, the Board of Directors would then consider whether to invest in a different master portfolio or take other action, such as the selection of a subadviser. See APPOINTMENT OF SUBADVISERS on page 7 for additional information.

FUND AND PORTFOLIO MANAGEMENT

     The Board of Directors supervises the business affairs of the Fund, while the business affairs of the Extended Market Portfolio are subject to the supervision of its Board of Trustees. No director of the Fund also serves as a trustee of the Extended Market Portfolio.

     MANAGEMENT AND ADVISORY SERVICES

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ==============================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ==============================================================

     We provide certain management services to the Fund pursuant to a Management Agreement. We are responsible for monitoring the services provided to the Extended Market Portfolio by FAM, subject to the authority of and supervision by the Fund's Board of Directors. A discussion regarding the basis for the Board of Directors approving any investment advisory agreement of the Fund will be available in the Fund's annual report to shareholders for the period ended December 31, 2006. We receive no fee for providing these monitoring services. Investment of the Fund's assets in the Extended Market Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment. However, in the event the Fund's Board of Directors determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, we would be responsible for directly managing the assets of the Fund. In such event, the Fund would pay us an annual fee of three-tenths of one percent (0.30%) of average net assets, accrued daily and paid monthly. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have voluntarily agreed to waive our annual fee to the extent that total expenses of the Fund exceed 0.50% of the Fund's average net assets. We can modify or terminate this arrangement at any time.

     At the present time, the Fund seeks to achieve its investment objective by investing all of the Fund's assets in the Extended Market Portfolio. The Extended Market Portfolio has retained the services of Fund Asset Management, L.P., (FAM) located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, as investment adviser.

     Under its Amended and Restated Management Agreement, FAM receives a fee from the Extended Market Portfolio, computed daily and paid monthly, at the annual rate of 0.01% of the average daily net assets of the Extended Market Portfolio.

     PORTFOLIO MANAGER

     FAM is an affiliate of Merrill Lynch Investment Managers, L.P. (MLIM) and a subsidiary of Merrill Lynch &. Co, Inc. MLIM is one of the world's largest global investment management organizations and had approximately $538 billion in investment company and other portfolio assets under management as of December 2005. FAM has both the experience and expertise to offer a broad range of investment services to many diversified market segments.

USAA Extended Market Index Fund - 6

--------------------------------------------------------------------------------

     The Fund is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are Vincent J. Costa, CFA, Jeffrey L. Russo, CFA, and Debra L. Jelilian. The team is jointly responsible for the day-to-day management of the Fund's portfolio. Mr. Costa is the overall investment supervisor for the Fund, and Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the Fund's investments.

     MR. COSTA has been a managing director of MLIM since 2005 and was a director of MLIM from 1999 to 2005 and has been a member of the Fund's management team since 2004. He is MLIM's head of Quantitative Investments and has over 18 years' experience in investing and in managing index investments.

     MR. RUSSO has been a director of MLIM since 2004 and was a vice president thereof from 1999 to 2004 and has been a member of the Fund's management team since 2000. Mr. Russo has ten years' experience as a portfolio manager and trader.

     MS. JELILIAN has been a director of MLIM since 1999 and has been a member of the Fund's management team since 2000. Ms. Jelilian has 13 years' experience in investing and in managing index investments.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

     APPOINTMENT OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission that permits us, subject to certain conditions, including prior approval of the Fund's Board of Directors, to withdraw the Fund's interest from the Extended Market Portfolio and retain a subadviser to manage the Fund outside of a master-feeder structure or subsequently to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

     PORTFOLIO TURNOVER

     Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. We do not expect the Portfolio to have a high portfolio turnover rate.

    ====================================================================
      [ARROW] ANNUAL PORTFOLIO TURNOVER RATE MEASURES THE RATE OF TRADING ACTIVITY IN A FUND'S PORTFOLIO OF INVESTMENTS, EQUAL TO THE LESSER OF PURCHASES OR SALES, FOR A YEAR, DIVIDED BY AVERAGE TOTAL ASSETS DURING THAT YEAR.
     ====================================================================

     ADMINISTRATIVE AND SUBADMINISTRATIVE SERVICES

     Under an Administration and Servicing Agreement, we generally assist the Fund's Board of Directors in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.38%. Up to 0.10% of this fee shall be paid to FAM for subadministrative services provided on our behalf. We may also delegate one or more of our responsibilities to others at our expense.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

                                                                  7 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X| $3,000 ($250 for IRAs)

     ADDITIONAL PURCHASES

     |X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

USAA Extended Market Index Fund - 8

--------------------------------------------------------------------------------

     HOW  TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME)

                                                                  9 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

     WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 11.

     For purposes of this policy, all exchanges from one fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

USAA Extended Market Index Fund - 10

--------------------------------------------------------------------------------

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts

                                                                 11 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

     identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT FUND PRICE AND TOTAL RETURN

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press FUND NUMBER 73 followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

           ======================================================
           [ARROW]    Fund Number                           73
           [ARROW]    Newspaper Symbol                ExtMktIn
           [ARROW]    Ticker Symbol                      USMIX
           ======================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =      --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

     VALUATION OF SECURITIES

     The Fund's investment in the Extended Market Portfolio is valued at the NAV of the Extended Market Portfolio's shares held by the Fund, which is calculated on the same day and time as the Fund. The assets of the Extended Market Portfolio are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction of the Extended Market Portfolio's Board of Trustees.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional dis-

USAA Extended Market Index Fund - 12

--------------------------------------------------------------------------------

     tribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

    ========================================================================
      [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

      [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and other distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 13 - Prospectus

USAA EXTENDED MARKET INDEX FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended December 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                   YEARS ENDED DECEMBER 31,
                                      ======================================================
                                         2005        2004       2003       2002       2001
                                      ======================================================
PER SHARE OPERATING PERFORMANCE
Net asset value at
  beginning of period                 $   11.25   $    9.71    $  6.80  $    8.35  $    9.36
                                      ------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment income                   .08         .06        .06(a)     .04        .10
    Net realized and unrealized gain
      (loss) on investments and
      futures transactions                 1.06        1.68       2.89(a)   (1.56)      (.95)
                                      ------------------------------------------------------
Total from investment operations           1.14        1.74       2.95(a)   (1.52)      (.85)
                                      ------------------------------------------------------
Less distributions:
  From net investment income               (.08)       (.14)      (.04)      (.03)      (.12)
  From realized capital gains              (.21)       (.06)       _           _        (.04)
                                      ------------------------------------------------------
Total distributions                        (.29)       (.20)      (.04)      (.03)      (.16)
                                      ------------------------------------------------------
Net asset value at end of period      $   12.10   $   11.25    $  9.71  $    6.80  $    8.35
                                      ======================================================
Total return (%) *                        10.11       17.92      43.44     (18.20)     (9.03)
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)     $ 174,199   $ 121,169  $  71,423  $  25,303  $  17,372
Ratios to average net assets: **
 Expenses, including expenses of
 the Master Extended Market
 Index Series (%)(b)                        .50(c)      .50(c)     .50        .50        .50
Expenses before reimbursements,
  including expenses of the Master
  Extended Market Index Series (%)          .76(c)      .80(c)     .96       1.32       1.61
Net investment income (%)                   .84         .70        .74        .73        .97
Portfolio turnover (%) ***                18.09       22.90      14.53      28.14      97.51

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended December 31, 2005, average net assets were $144,151,635.

***  Represents  the  portfolio  turnover of the Master  Extended  Market  Index
     Series.

(a)  Calculated using average shares.

(b) Effective October 27, 2000, the Manager voluntarily agreed to limit the Fund's expenses to 0.50% of the Fund's average net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less that 0.01%.

USAA Extended Market Index Fund - 14

--------------------------------------------------------------------------------

     ADDITIONAL INFORMATION ON THE DOW JONES WILSHIRE 4500 INDEX

     Dow Jones Wilshire 4500 Index is a service mark of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Neither Dow Jones nor Wilshire has any relationship to Fund Asset Management, L.P., or USAA Mutual Fund, Inc. other than the licensing and sublicensing of the Dow Jones Wilshire 4500 Index and its service marks for use in connection with the Fund.

     DOW JONES AND WILSHIRE DO NOT:

     |X|  Sponsor, endorse, sell or promote the Fund.

     |X|  Recommend that any person invest in the Fund or any other securities.

     |X| Have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund.

     |X|  Have  any   responsibility   or  liability  for  the   administration,
          management, or marketing of the Fund.

     |X| Consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones Wilshire 4500 Index or have any obligation to do so.

--------------------------------------------------------------------------------
     NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

     o NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNER OF THE FUND, OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE 4500 INDEX AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE 4500 INDEX;

     o THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE 4500 INDEX AND ANY RELATED DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE 4500 INDEX AND/OR ITS RELATED DATA;

     o NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE 4500 INDEX OR RELATED DATA;

     o UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

     THE LICENSING AGREEMENT BETWEEN THE FUND ASSET MANAGEMENT, L.P. (FAM), DOW JONES, AND WILSHIRE AND THE SUBLISCENSING AGREEMENT BETWEEN USAA MUTUAL FUND, INC. AND FAM, ARE SOLELY FOR THE BENEFIT OF THE PARTIES TO THESE AGREEMENTS AND NOT FOR THE BENEFIT OF THE OWNERS OF THE USAA EXTENDED MARKET INDEX FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

                                                                 15 - Prospectus

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          J.P. Morgan Chase
        ACCOUNTING AGENT          4 Chase MetroTech, 18th Floor
                                  Brooklyn, New York 11245

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction, fund
                                  prices, or to exchange/redeem fund shares
                                  800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

42886-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                             First Start Growth Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA FIRST START GROWTH Fund

     An asset allocation fund seeking long-term capital appreciation, with reduced volatility over time.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

The USAA First Start Growth Fund is designed to stimulate interest in long-term investing by young people. It is part of USAA First Start, a money management plan for young people.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           6

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             8

How to Redeem                                            10

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            11

Shareholder Information                                  13

Financial Highlights                                     15

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to seek long-term capital appreciation, with reduced volatility over time. The Fund's strategy to achieve this objective is to invest primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as subadviser of the Fund. Loomis Sayles is responsible for investing the Fund's assets invested in equity securities. We manage the Fund's assets invested in bonds or money market instruments, and will determine what percentage of the Fund's assets should be invested in equity securities or bonds and money market instruments.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, credit risk, interest rate risk, management risk, and foreign investing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in fixed-income securities, the Fund is subject to the risk that the market value of the fixed-income securities will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also

                                                                  1 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------

     depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaran teed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the invest ments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                    CALENDAR YEAR       TOTAL RETURN
                         1998*               40.96%
                         1999                21.83%
                         2000               -16.41%
                         2001               -32.60%
                         2002               -29.65%
                         2003                28.70%
                         2004                11.38%
                         2005                10.74%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

            BEST QUARTER**                       WORST QUARTER**
            30.12% 4th Qtr. 1998            -30.57% 3rd Qtr. 2001

   **  Please  note  that  "Best  Quarter"  and  "Worst  Quarter"   figures  are
       applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to December 1, 2005, which is the date on which IMCO assumed day-to-day management of the portion of the Fund's assets invested in fixed-income securities, and August 1, 2005, which is the date on which Loomis Sayles assumed day-to-day management of the portion of the Fund's assets invested in equity securities.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                   SINCE
                                  PAST 1 YEAR   PAST 5 YEARS   INCEPTION 8/1/97
------------------------------------------------------------------------------
Return Before Taxes                  10.74%         -5.52%          0.86%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions                     10.74%         -5.52%          0.80%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares                   6.98%         -4.61%          0.70%%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for
fees, expenses, or (taxes)            5.26%         -3.58%          2.16%+
--------------------------------------------------------------------------------
Lipper Flexible Portfolio
Funds Index** (reflects no
deduction for taxes)                      %              %             %+
-------------------------------------------------------------------------------
Lipper Large-Cap Growth
Funds Index*** (reflects no
deduction for taxes)                  7.58%        -4.29%           2.03%+
-------------------------------------------------------------------------------

 * The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Comapny. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Effective [August 1, 2006,] the Lipper Flexible Portfolio Funds Index replaced the Lipper Large-Cap Growth Funds Index as the benchmark index used for calculating the performance adjustment that will increase or decrease the base fee depending on the performance of the Fund relative to the Lipper Index. See Fund Management on page 6 for more information on the performance adjustment. The change to the Lipper Flexible Portfolio Funds Index was made because the investment style used in managing the Fund's assets more closely correlates to the management style of mutual funds within the Lipper Flexible Portfolio Funds Index.

*** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

+ The performance of the Russell 1000 Growth Index, Lipper Large-Cap Growth Funds Index, and the Lipper Flexible Portfolio Funds Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  3 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

            Management Fee                             .76%a
            Distribution and Service (12b-1) Fees      None
            Other Expenses                            1.55%
            TOTAL ANNUAL OPERATING EXPENSES           2.31%b

[footnote]
    a A performance fee adjustment increased the management fee of 0.75% by 0.01% for the fiscal year ended July 31, 2005. The performance adjustment was calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See page 6 for more information about the calculation of the performance fee adjustment.

    b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 2.30%.

    c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.45% of the Fund's ANA, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses were as follows:

                Actual Total Annual Operating Expenses   2.31%
                Reimbursement From IMCO                 (0.86%)
                TOTAL ANNUAL OPERATING EXPENSES
                  AFTER REIMBURSEMENT                    1.45%

     ======================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ======================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS      5 YEARS     10 YEARS
          =======================================================
                $234          $721        $1,235      $2,646

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets.

     The "equity securities" in which the Fund principally invests are common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and preferred securities. The Fund is limited to 20% of its net assets invested in preferred or convertible securities. The Fund may also invest through initial public offerings.

     The bond and money market securities in which the Fund principally invests may include, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

USAA First Start Growth Fund - 4

----------------------------------------------------------------------------

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS IN THE BOND AND MONEY MARKET SECURITIES?

     The Fund will invest primarily in investment-grade securities. Although, it may invest up to 10% of its net assets in below investment grade securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the followIng rating agencies:

                                      LONG-TERM      SHORT-TERM
        RATING AGENCY             DEBT SECURITIES   DEBT SECURITIES
       =============================================================
        Moody's Investors                          At least Prime-3
        Service                   At least Baa3    or MIG 3/VMIG 3

        Standard & Poor's                          At least A-3
        Rating Group              At least BBB -   or SP-2

        Fitch Ratings             At least BBB -   At least F3

        Dominion Bond
        Rating Service Limited   At least BBB low  At least R-2 low

        A.M. Best Co., Inc.      At least bbb      At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] ARE THE FUND'S ASSETS PROHIBITED FROM BEING INVESTED IN ANY SPECIFIC INDUSTRIES?

     Yes. The Fund's assets will not be invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages. Investments in companies primarily focused on gaming activities are also prohibited.

     [ARROW] WHAT SPECIAL SERVICES ARE PROVIDED TO SHAREHOLDERS IN THIS FUND?

     The Fund was designed as part of a program to stimulate interest in long-term investing by young people. Shareholders of the Fund may give suggestions about the types of companies they would like to be considered for investment by the Fund. Shareholders may also suggest the investment topics or the names of stocks they would like featured in the Fund's communications to shareholders.

     In addition, shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     With respect to the portion of the Fund's assets invested in equity securities, the Loomis Sayles Large Cap Growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

                                                                  5 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     With respect to the portion of the Fund's assets invested in bonds and money market securities, we buy bonds that represent value in current market  conditions.  Value  is a  combination  of  yield,  credit  quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

    =================================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     =================================================================

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders  for the  period  ended  January  31,  2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subad-viser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a Lipper Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     In calculating the performance adjustment, the performance period for the Fund consists of the current month plus the previous 35 months. The portion of the performance adjustment based on the period prior to August 1, 2006, was calculated monthly by comparing the Fund's performance to that of the Lipper Large Cap Growth Funds Index. The portion of the performance adjustment based on the period after August 1, 2006, is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
             RELATIVE TO INDEX       (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) (1)     OF THE FUND'S AVERAGE NET ASSETS)
      --------------------------------------------------------------------
               +/- 100 to 400                     +/- 4
               +/- 401 to 700                     +/- 5
             +/- 701 and greater                  +/- 6

[footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper Index over

USAA First Start Growth Fund - 6

------------------------------------------------------------------------------

     that  period,  even if the Fund had  overall  negative  returns  during the
     performance   period.  For  the  fiscal  year  ended  July  31,  2005,  the performance adjustment increased the management fee of 0.75% by 0.01%.

     We have agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.45% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. As a result of reimbursements and the performance adjustment made to the Fund for the fiscal year ended July 31, 2005, we did not receive any management fees.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have  entered  into an  Investment  Subadvisory  Agreement  with  Loomis
     Sayles, under which Loomis Sayles provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management U.S. Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of June 30, 2006, managed more than $xx billion in client assets. Loomis Sayles is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     LOOMIS SAYLES

     The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the portion of the Fund invested in equity securities. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

     MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since August 2005. Education: B.A. in Economics, University of Vermont; M.A. in Economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

     PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since August 2005.
     Education: B.A. in Economics, Middlebury College. Mrs. Czekanski holds the Chartered Financial Analyst (CFA) designation.

     RICHARD SKAGGS, CFS, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 after serving as an analyst in Loomis Sayles' Equity Research Department covering the financial sector and has managed the Fund since August 2005.
     Education: B.A. and M.S.M. in Economics, Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

     IMCO

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the portion of the Fund invested in bonds since December 2005. Mr. Espe has 20 years of investment management experience and has worked for us for five years. Education: B.S., Willamette University; M.B.A., University of Oregon. Mr. Espe holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual  funds  provide   advantages   like   professional   management  and
     diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment,

                                                                  7 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

     large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the

USAA First Start Growth Fund - 8

----------------------------------------------------------------------------

     financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$250  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $20 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW  TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to

                                                                  9 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

          the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M.

USAA First Start Growth Fund - 10

----------------------------------------------------------------------------

     EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 12.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

                                                                 11 - Prospecuts

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appro priateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

USAA First Start Growth Fund - 12

----------------------------------------------------------------------------

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

        ===================================================
           FUND NUMBER                            32
           NEWSPAPER SYMBOL                  FStrtGX
           TICKER SYMBOL                       UFSGX
        ===================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

         ===================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
                                       ----------------------------------
          [ARROW]    NAV PER SHARE   =         NUMBER OF SHARES
                                                 OUTSTANDING
         ====================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                                                                 13 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

USAA First Start Growth Fund - 14

---------------------------------------------------------------------------

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                                 15 - Prospectus

USAA FIRST START GROWTH FUND
----------------------------------------------------------------------------

                                         YEAR ENDED JULY 31,
                       --------------------------------------------------------
                           2005       2004       2003      2002        2001
                       --------------------------------------------------------
Net asset value at
 beginning of period     $   8.27   $  7.87   $   7.04   $   10.87   $  17.17
                       --------------------------------------------------------
Income (loss) from
 investment operations:
  Net investment loss(a)     (.03)     (.04)      (.05)       (.07)      (.16)
  Net realized and
   unrealized gain
   (loss)(a)                 1.75       .44        .88       (3.76)     (6.14)
                       --------------------------------------------------------
Total from investment
 operations(a)               1.72       .40        .83       (3.83)     (6.30)
                       --------------------------------------------------------
Net asset value
 at end of period        $   9.99   $  8.27  $    7.87   $    7.04      10.87
                       ========================================================
Total return (%)            20.80      5.08      11.79      (35.23)    (36.66)

Net assets at end of
 period (000)            $230,380  $188,945   $166,096   $ 129,167    185,843
Ratio of expenses
 to average net
 assets (%)*(b,c)            1.45      1.45       1.45        1.45       1.65
Ratio of expenses
 to average net
 assets, excluding
 reimbursements (%)*(b)      2.31      2.41       3.17        3.02       2.18
Ratio of net investment
 loss to average
 net assets (%)*             (.33)     (.50)      (.66)       (.75)     (1.17)
Portfolio turnover (%)      75.20     83.82     118.90      158.95      59.27

*   For the year ended July 31, 2005, average net assets were $210,357,000.

(a) Calculated using average shares. For the year ended July 31, 2005, average shares were 22,962,000.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                             (.01%)    (.04%)     (.03%)      (.00%)+    (.00%)+

     +   Represents less than 0.01% of average net assets.

(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.45% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.65%.

USAA First Start Growth Fund - 16

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

30228-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                   GNMA Trust

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA GNMA Trust(R)

     A fixed-income fund seeking high current income and preservation of principal.


               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   1

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        5

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           8

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  10

Financial Highlights                                     12

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of providing investors a high level of current income consistent with preservation of principal. Our strategy to achieve this objective will be to normally invest at least 80% of the Fund's assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government. These GNMA securities typically will take the form of pass-through certificates (which represent ownership in a pool of mortgage loans). This 80% policy may be changed upon 60 days' notice to shareholders. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are interest rate risk, prepayment risk, and management risk.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     PREPAYMENT RISK: The possibility that prepayments of mortgage- backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Fund will fluctuate with the changing market values of the investments in the Fund. While the value of the securities in which the Fund invests have historically involved little credit risk, the market value of these securities is not guaranteed and will fluctuate inversely with changes in the general level of interest rates. The value of these securities will increase when interest rates decline and decrease when interest rates rise.

                                                                  1 - Prospectus

USAA GNMA TRUST
--------------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     2.94%
                    1997                     9.51%
                    1998                     8.26%
                    1999                    -3.61%
                    2000                    12.17%
                    2001                     7.15%
                    2002                     9.24%
                    2003                     2.01%
                    2004                     3.44%
                    2005                     2.71%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

           BEST QUARTER*                           WORST QUARTER*
           4.34% 3rd Qtr. 2001               -2.42% 1st Qtr. 1996

    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown below are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2005, was 4.69%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF PERIOD.
     ---------------------------------------------------------------------------

USAA GNMA TRUST - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                                                      INCEPTION
                               PAST 1 YEAR PAST 5 YEARS PAST 10 YEARS   2/1/91
--------------------------------------------------------------------------------
Return Before Taxes                 2.71%       4.87%       5.29%        6.38%
--------------------------------------------------------------------------------
Return After Taxes on Distributions 0.95%       2.86%       2.91%        3.84%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares             1.75%       2.95%       3.02%        3.89%
--------------------------------------------------------------------------------
Lehman Brothers GNMA 30-Year Index*
(reflects no deduction for fees,
or taxes)                           3.28%       5.45%       6.21%        7.04%+
--------------------------------------------------------------------------------
Lipper GNMA Funds Index** (reflects
no deduction for taxes)             2.66%       4.78%       5.44%        6.26%+
--------------------------------------------------------------------------------

* The Lehman Brothers GNMA Index is an unmanaged index of pass-through securities with an original maturity of 30 years.

** The Lipper GNMA Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that invest at least 65%of their assets in Governmental National Mortgage Association securities.

+ The performance of the Lehman Brothers GNMA 30-Year Index and the Lipper GNMA Funds Index is calculated with a commencement date of January 31, 1991, while the Fund's inception date is February 1, 1991. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets.

     Management Fee                                         .xx%a

     Distribution and Service (12b-1) Fees                  None

     Other Expenses                                         .xx%

     TOTAL ANNUAL OPERATING EXPENSES                        .XX%B

[footnote]
a A performance fee adjustment increased the management fee of x.xx% by x.xx% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper GNMA Funds Index. See page 5 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than x.xx%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1  FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO PAY  FOR
             ADVERTISING AND OTHER COSTS Of SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                  ---------------------------------------------
                      $xx       $xxx      $xxx       $xxx
                                                                  3 - Prospectus

USAA GNMA TRUST
--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is normally to invest at least 80% of its assets in GNMA securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     [ARROW] WHAT ARE GNMA SECURITIES?

     GNMA securities represent ownership in a pool of mortgage loans or a single mortgage loan. Each mortgage loan is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. Once approved by GNMA, each mortgage or pool of mortgages is additionally guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). The guarantee represents a general obligation of the U.S. Treasury. Therefore, GNMA securities are backed by the full faith and credit of the U.S. government.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THESE SECURITIES?

     Securities that are backed by the full faith and credit of the U.S. government (meaning that the payment of principal and interest is guaranteed by the U.S. Treasury) are considered to be of the highest credit quality available.

     [ARROW] HOW DO GNMA SECURITIES DIFFER FROM CONVENTIONAL BONDS?

     GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. Additionally, the Fund may receive unscheduled principal payments, which represent prepayments on the underlying mortgages.

     Because the Fund will reinvest these scheduled and unscheduled principal payments at a time when the current interest rate may be higher or lower than the Fund's current yield, an investment in the Fund may not be an effective means of "locking in" long-term interest rates.

     [ARROW] WHAT IS THE AVERAGE MATURITY OF A GNMA SECURITY?

     GNMA securities evidence interest in a pool of underlying mortgages (or a single mortgage), which generally have maximum lives of either 15, 20, 30, or 40 years. However, due to both scheduled and unscheduled principal payments, GNMA securities have a shorter average life and, therefore, have less principal volatility than a bond of comparable maturity.

     Since the prepayment rates will vary widely, it is not possible to predict accurately the average life of a particular GNMA pool, though it will be shorter than the stated final maturity. Because the expected average life is a better indicator of the maturity characteristics of GNMA securities, principal volatility and yield may be more comparable to 5-year or 10-year Treasury bonds.

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER TYPES OF U.S. GOVERNMENT SECURITIES?

     Yes. We may invest the remainder of the Fund's total assets in other obligations of the U.S. government, including U.S. Treasury bills, notes and bonds, and securities issued by U.S. government agencies and instrumentalities, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury, such as, but not limited to:

     *  Fannie Mae
     *  Freddie Mac
     *  Federal Housing Administration
     *  Department of Housing and Urban Development
     *  Export-Import Bank
     *  Farmer's Home Administration
     *  General Services Administration
     *  Maritime Administration
     *  Small Business Administration
     *  Repurchase agreements collateralized by such obligations

     The Fund may also invest in GNMA or other U.S. government agency collateralized mortgage obligations (CMOs).

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage the Fund to generate high total return with strong emphasis on current income. Of particular importance for mortgage securities is prepayment risk. We generally try to diversify this risk by buying different kinds of mortgage securities, which should have different prepayment characteristics. When weighing our decision to buy or sell a security, we strive to balance

USAA GNMA TRUST - 4

--------------------------------------------------------------------------------

     the value of the level of income, the prepayment risk, and the price volatility, both for the individual security and its relationship with the rest of the portfolio.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper GNMA Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
   ---------------------------------------------------------------------
           +/- 20 to 50                          +/- 4
          +/- 51 to 100                          +/- 5
       +/- 101 and greater                       +/- 6

[footnote]
    1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper GNMA Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.125% by x.xx%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     MARGARET WEINBLATT, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since June 2002. She has 25 years of investment management experience and has worked for us for five years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also

                                                                  5 - Prospectus

USAA GNMA TRUST
--------------------------------------------------------------------------------

     enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

USAA GNMA TRUST - 6

--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to

                                                                  7 - Prospectus

USAA GNMA TRUST
--------------------------------------------------------------------------------

        the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE  ACCOUNT WITH USAA BROKERAGE
     SERVICES,   PLEASE  CONTACT  USAA  BROKERAGE  SERVICES  REGARDING  EXCHANGE
     POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE

USAA GNMA TRUST - 8

--------------------------------------------------------------------------------

     ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any

                                                                  9 - Prospectus

USAA GNMA TRUST
--------------------------------------------------------------------------------

     other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of he Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per   share  and  accept  purchase,  exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW]   FUND NUMBER                              58
     [ARROW]   NEWSPAPER SYMBOL                       GNMA
     [ARROW]   TICKER SYMBOL                         USGNX
     ---------------------------------------------------------

USAA GNMA TRUST - 10

--------------------------------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Net investment income is accrued daily and paid monthly. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

                                                                 11 - Prospectus

USAA GNMA TRUST
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA GNMA TRUST - 12

--------------------------------------------------------------------------------

                                                            YEAR ENDED MAY 31,
                                ------------------------------------------------------------
                                   2006      2005        2004        2003         2002
                                ------------------------------------------------------------

Net asset value at beginning
 of period                      $         $    9.72   $   10.16   $    10.08   $    9.89
                                -----------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                         .47         .48          .56         .57(b)
  Net realized and unrealized
    gain (loss)                                 .04        (.44)         .08         .19(b)
                                -----------------------------------------------------------
Total from investment
 operations                                     .51         .04          .64         .76
                                -----------------------------------------------------------
Less distributions:
  From net investment income                   (.47)       (.48)        (.56)       (.57)
                                -----------------------------------------------------------
Net asset value at
 end of period                  $         $    9.76   $    9.72   $    10.16   $   10.08
                                ===========================================================
Total return (%)*                              5.33         .39         6.49        7.83
Net assets at end
 of period (000)                $         $ 594,211   $ 610,488   $  751,794   $ 589,157
Ratio of expenses to average
 net assets (%)**(a)                            .48         .47          .46         .41
Ratio of net investment income
  to average net assets (%)**                  4.06        3.62         4.43        5.62(b)
Portfolio turnover (%)                        37.29       58.53        74.64       44.77

*    Assumes  reinvestment of all net investment income distributions during the
     period.   May  differ  from  the  Lipper  reported  return  due  to  Lipper calculation rounding.

**   For the year ended May 31, 2006, average net assets were [$604,707,000.]

(a) Reflects total operating expenses, of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without that change, these amounts would have been:

         Net investment income                                  $  .57
         Net realized and unrealized gain (loss)                $  .19
         Ratio of net investment income to average net assets     5.63%

                                                                 13 - Prospectus

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction, fund
                                  prices, or to exchange/redeem fund shares
                                  800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.


================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

23449-0806      Investment Company Act File No. 811-xxxx          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                   Growth Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA GROWTH Fund

     An equity fund seeking long-term capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   1

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             7

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  12

Financial Highlights                                     14

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as a subadviser of the Fund along with Marsico Capital Management, LLC (Marsico). Loomis Sayles and Marsico are responsible for managing the portion of the Fund's assets allocated to each of them by us.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

                                                                 1 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     17.80%
                    1997                      3.69%
                    1998                     32.13%
                    1999                     21.67%
                    2000                    -19.06%
                    2001                    -23.84%
                    2002                    -31.79%
                    2003                     24.88%
                    2004                     12.66%
                    2005                      9.65%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

                BEST QUARTER*               WORST QUARTER*
                26.08% 4th Qtr. 1998        -25.51% 3rd Qtr. 2001

[FOOTNOTE]
     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to July 1, 2004, which is the date on which Loomis Sayles assumed day-to-day management of a portion of the Fund's assets, and June 28, 2002, which is the date on which Marsico assumed day-to-day management of a portion of the Fund's assets.

USAA Growth Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS      4/5/71
--------------------------------------------------------------------------------
Return Before Taxes                    9.65%     -4.33%      2.45%       6.56%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    9.65%     -4.33%      1.21%       4.87%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                6.28%     -3.63%      1.62%       4.85%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                    5.26%     -3.58%      6.73%       N/A
--------------------------------------------------------------------------------
Lipper Large Cap Growth Funds Index**
(reflects no deduction for taxes)      7.58%     -4.29%      6.21%       N/A
--------------------------------------------------------------------------------

[FOOTNOTES]

* The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

     FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

         Management Fee                                     .75%a

         Distribution and Service (12b-1) Fees               None

         Other Expenses                                     .46%

         TOTAL ANNUAL OPERATING EXPENSES                   1.21%B,C

[footnote]
a A performance fee adjustment decreased the management fee of 0.75% by less than 0.01% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See page 6 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.17%.

c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, before reductions of any expenses paid indirectly, and to reimburse the Fund for expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses were as follows:

          Actual Total Annual Operating Expenses          1.21%
          Reimbursement From IMCO                         (.21%)
          TOTAL ANNUAL OPERATING EXPENSES
            AFTER REIMBURSEMENT                           1.00%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                3 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

  EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR         3 YEARS         5 YEARS       10 YEARS
          -------------------------------------------------------------
                $123            $384            $665         $1,466

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Loomis Sayles and Marsico may also invest the Fund's assets in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when they believe these securities will offer a good prospect for appreciation. However, Loomis Sayles and Marsico will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets may also be invested through initial public offerings.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

     The Loomis Sayles large cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure, weakening of competitive position, earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     In selecting investments for the Fund, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection.

     The Fund's core investments generally are comprised of well-known, established growth companies. However, Marsico also may typically include more aggressive growth companies, and companies undergoing significant changes: E.G., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term investments may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

USAA Growth Fund - 4

-------------------------------------------------------------------------------

     The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top down analysis, Marsico seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico has observed.

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico may focus on any of a number of different attributes, that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

     As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

     Marsico may reduce or sell the Fund's investments in companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or if there are more attractive opportunities elsewhere.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator

                                                                 5 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:


    OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
    ---------------------------------------------------------------------
          +/- 100 to 400                         +/- 4
          +/- 401 to 700                         +/- 5
        +/- 701 and greater                      +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment decreased the management fee of 0.75% by less than 0.01%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.54% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Loomis Sayles and Marsico, under which Loomis Sayles and Marsico each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management U.S. Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of June 30, 2006, managed more than $XX billion in client assets.

     Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997. Marsico provides investment management services to other mutual funds, institutional accounts, and private accounts. As of June 30, 2006, Marsico had approximately $XX billion in assets under management.

     Loomis Sayles and Marsico are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     LOOMIS SAYLES

     The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

     MARK B. BARIBEAU, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since July 2004. Education: B.A., in Economics, University of Vermont; M.A. in Economics, University of Maryland and holds the Chartered Financial Analyst (CFA) designation.

     PAMELA N. CZEKANSKI, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since July 2004.
     Education: B.A. in Economics, Middlebury College and holds the Chartered Financial Analyst (CFA) designation.

     RICHARD SKAGGS, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 and has managed the Fund since July 2004. Education: B.A. and M.S.M. in Economics; Oakland University and holds the Chartered Financial Analyst (CFA) designation.

     MARSICO

     THOMAS F. MARSICO, Chief Executive Officer of Marsico Capital Management, LLC is primarily responsible for the day-to-day management of the portion of the Fund attributed to Marsico. He has managed the Fund since 2002. Mr. Marsico has over 21 years of experience as a securities analyst and portfolio manager and formed Marsico Capital in 1997.

USAA Growth Fund - 6

--------------------------------------------------------------------------------

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will

                                                                  7 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Growth Fund - 8

-------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

                                                                  9 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 11.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While

USAA Growth Fund - 10

--------------------------------------------------------------------------------

     there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial interme-

                                                                 11 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     diaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                               41
     [ARROW] NEWSPAPER SYMBOL                       Grwth
     [ARROW] TICKER SYMBOL                          USAAX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular

USAA Growth Fund - 12

--------------------------------------------------------------------------------

     event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                13 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002 has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

USAA Growth Fund - 14

--------------------------------------------------------------------------------

                                                             YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------
                                      2005        2004         2003           2002         2001
                                   ---------------------------------------------------------------------

Net asset value at beginning
 of period                         $  11.78    $  11.29    $  10.34       $  15.74       $    24.50
                                   ---------------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income(loss)           .00(d)      .00(d)      .00(d)        (.04)(a)         (.07)(a)
  Net realized and unrealized
    gain (loss)                        2.75         .50         .95          (5.36)(a)        (8.18)(a)
                                   ---------------------------------------------------------------------
Total from investment operations       2.75         .50         .95          (5.40)(a)        (8.25)(a)
                                   ---------------------------------------------------------------------
Less distributions:
  From net investment income              -        (.01)         -               -                -
  From realized capital gains             -          -           -               -             (.51)
                                   ---------------------------------------------------------------------
Total distributions                       -        (.01)         -               -             (.51)
                                   ---------------------------------------------------------------------
Net asset value at end of
 period                            $  14.53    $  11.78    $  11.29       $  10.34       $    15.74
                                   =====================================================================
Total return (%)*                     23.34        4.39        9.19         (34.31)          (34.34)
Net assets at end
 of period (000)                   $933,849    $794,974    $769,704       $728,286       $1,188,743
Ratio of expenses to average
 net assets (%)** (b)                  1.00(c)     1.00(c)     1.00(c)        1.00(c)           .99
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)** (b)              1.21        1.20        1.28           1.22              -
Ratio of net investment income
 (loss) to average net assets (%)**     .00(e)      .00(e)      .05           (.27)            (.39)
Portfolio turnover (%)               128.00      119.52       54.10         114.41           101.08

[FOOTNOTES]
* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2005, average net assets were $859,904,000.

(a) Calculated using average shares for the years ended July 31, 2001 through July 31, 2002.

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       (.04%)      (.02%)      (.01%)         (.00%)(e)        (.00%)(e)

(c) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

(d)  Represents less than $0.01 per share.

(e)  Represents less than 0.01%.

                                                                 15 - Prospectus

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

23452-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                              Growth & Income Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA GROWTH AND INCOME Fund

     An equity fund seeking capital growth and current income.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             7

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            11

Shareholder Information                                  12

Financial Highlights                                     15

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's primary investment objective is capital growth and its secondary investment objective is current income. The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadvisers of the Fund. Wellington Management, Loomis Sayles, and BHMS are responsible for managing the portion of the Fund's assets attributed to each of them.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a sub-adviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions, exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     |X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     |X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

                                                                 1 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

         ====================================================================
         [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
                 THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
         ====================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 CALENDAR YEAR            TOTAL RETURNS
                    1996                     23.04%
                    1997                     26.04%
                    1998                      6.46%
                    1999                     14.11%
                    2000                      2.99%
                    2001                     -6.13%
                    2002                     -21.27%
                    2003                     29.22%
                    2004                     10.63%
                    2005                      6.89%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

                 BEST QUARTER*                        WORST QUARTER*
                 17.52% 4th Qtr. 1998          -17.48% 3rd Qtr. 1998

[FOOTNOTE]
     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets attributed to it and March 1, 2006, which is the date on which Loomis Sayles and BHMS assumed day-to-day management of the portion of the Fund's assets attributed to them.

USAA Growth & Income Fund - 2

-------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                       SINCE
                                                                      INCEPTION
                          PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS   6/1/93
--------------------------------------------------------------------------------
Return Before Taxes          6.89%         2.46%            8.16%        9.30%

Return After Taxes
on Distributions             5.65%         1.62%             7.03%       8.16%

Return After Taxes
on Distributions
and Sale of Fund Shares      5.62%         1.83%             6.66%       7.71%
--------------------------------------------------------------------------------
Russell 3000(R) Index*
(reflects no deduction for
fees, expenses, or taxes)    6.12%         1.58%            9.20%      10.50%+
--------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds
Index** (reflects no
deduction for taxes)         8.22%         2.21%            8.92%      9.99%+
--------------------------------------------------------------------------------
[FOOTNOTES]

* The Russell 3000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

** The Lipper Multi-Cap Core Funds Index tracks the total return performance for the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

+ The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

       Management Fee                                   .57%a

       Distribution and Service (12b-1) Fees            None

       Other Expenses                                   .43%

       TOTAL ANNUAL OPERATING EXPENSES                 1.00%B

[footnote]
     a A performance fee adjustment decreased the management fee of 0.60% by 0.03% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Core Funds Index. See page 5 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 0.98%.

       =====================================================================
       [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
       =====================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent

                                                                 3 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     fiscal year,  but before any fee offset  arrangement)  remain the same, and
     (3) you redeem all of your shares at the end of the periods shown.

             1 YEAR       3 YEARS         5 YEARS       10 YEARS
       ----------------------------------------------------------
              $102         $318            $552          $1,225

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs).

     The Fund's investment in convertible securities will be limited to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund may also invest in convertible debt securities and nonconvertible preferred stock. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objectives during the time it is in this temporary defensive posture.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW]  HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     WELLINGTON MANAGEMENT

     Wellington Management will consider purchasing stocks that exhibit the following characteristics:

     |X|  Superior market positions;
     |X| Positive financial momentum accompanied by strong fundamentals; |X| Sustainable revenue and earnings growth;
     |X|  High-quality management team; and
     |X|  Attractive valuation.

     Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

     LOOMIS SAYLES

     The Loomis Sayles multi cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 per

USAA Growth & Income Fund - 4

--------------------------------------------------------------------------------

     cent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     BHMS

     BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

     When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              =============================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
              =============================================================

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
             RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------
             +/- 100 to 400                    +/- 4
             +/- 401 to 700                    +/- 5
           +/- 701 and greater                 +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment decreased the management fee of 0.60% by 0.03%.

                                                                 5 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, and BHMS, under which Wellington Management, Loomis Sayles, and BHMS provide day-to-day discretionary management of the portion of the Fund's assets attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2006, Wellington Management had approximately $XXX billion in assets.

     Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of IXIS Asset Management US Group, L.P., which in turn is owned by IXIS Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of June 30, 2006, managed more than $XX.X billion in client assets.

     BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of June 30, 2006, the firm managed more than $XX.XX billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

     Wellington Management, Loomis Sayles, and BHMS are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     The Fund uses a multimanager approach with each subadviser managing its assigned portion of the Fund's assets.

     WELLINGTON MANAGEMENT

     Wellington Management uses a team of investment professionals led by Matthew E. Megargel.

     MATTHEW E. MEGARGEL, CFA, senior vice president of Wellington Management, has served as portfolio manager of the Fund since June 2002. Mr. Megargel joined the firm as an investment professional in 1983.

     JEFFREY L. KRIPKE, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since June 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

     MAYA K. BITTAR, CFA, vice president of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the Fund since June 2002.

     FRANCIS J. BOGGAN, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since June 2002. Prior to joining the firm, Mr. Boggan was previously a Managing Director of Palladian Capital Management (1998-2000).

     LOOMIS SAYLES

     The Loomis Sayles multi cap growth portfolio management team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group and research from the Loomis Sayles' mid cap growth and small cap growth product teams.

     MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since March 2006. Education: B.A. in Economics, University of Vermont; M.A. in Economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

     PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since March 2006.
     Education: B.A. in Economics, Middlebury College. Mrs. Czekanski holds the Chartered Financial Analyst (CFA) designation.

     RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a Portfolio Manager in 1999 and has managed the Fund since March 2006. Education: B.A. and M.S.M. in Economics,

USAA Growth & Income Fund - 6

-------------------------------------------------------------------------------

     Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

     BHMS

     BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers are Tim Culler and Mark Giambrone.

     TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since March 2006. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

     MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in Accounting, Indiana University; M.B.A., University of Chicago.

     JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.
     Education: B.S., University of South Carolina.

     RICHARD A. ENGLANDER, CFA, joined BHMS as a principal in April 1985. He has over 42 years of investment management experience and has managed the Fund since March 2006. Education: B.S., Pennsylvania State University; M.B.A., the Wharton School of the University of Pennsylvania. Mr. Englander holds the Chartered Financial Analyst (CFA) designation.

     RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004. [Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth]. Education: B.A. and M.B.A., University of Texas.

     ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University. Mr. Chambers holds the Chartered Financial Analyst (CFA) designation.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us,

                                                                 7 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 or additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     |X|  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     |X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

USAA Growth & Income Fund - 8

-------------------------------------------------------------------------------

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

      USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND

                                                                  9 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 11.

USAA Growth & Income Fund - 10

--------------------------------------------------------------------------------

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     |X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

                                                                 11 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  37
     [ARROW] NEWSPAPER SYMBOL                         Gr&Inc
     [ARROW] TICKER SYMBOL                             USGRX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

USAA Growth & Income Fund - 12

-------------------------------------------------------------------------------

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                 NUMBER OF SHARES
                                                   OUTSTANDING
          =================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

                                                                 13 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

        =======================================================================
         [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

         [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
        =======================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

USAA Growth & Income Fund - 14

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002 has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                YEAR ENDED JULY 31,
                                 ---------------------------------------------------------
                                     2005      2004         2003       2002         2001
                                 ---------------------------------------------------------
Net asset value at
  beginning of period            $    17.72  $    15.76  $    14.64  $   19.69  $    19.79
                                 ---------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment income               .13         .04         .05        .10         .16
    Net realized and
      unrealized gain (loss)           2.61        1.97        1.45      (4.47)        .25
                                 ---------------------------------------------------------
Total from investment operations       2.74        2.01        1.50      (4.37)        .41
                                 ---------------------------------------------------------
Less distributions:
   From net investment income          (.13)       (.05)       (.05)      (.10)       (.16)
   From realized capital gains        (1.17)       -           (.33)      (.58)       (.35)
                                 ---------------------------------------------------------
Total distributions                   (1.30)       (.05)       (.38)      (.68)       (.51)
                                 ---------------------------------------------------------
Net asset value
  at end of period               $    19.16  $    17.72  $    15.76  $   14.64       19.69
                                 =========================================================
Total return (%) *                    15.79       12.75       10.56     (22.74)       2.11
Net assets at end
  of period (000)                $1,329,900  $1,130,036  $  932,781  $ 850,987  $1,116,680
Ratio of expenses to
  average net assets (%) **(a)         1.00        1.01        1.09       1.05         .89
Ratio of net investment
  income to average net
  assets (%) **                         .69         .22         .37        .57         .82
Portfolio turnover (%)                81.26       72.93       66.01      73.52       28.95

[FOOTNOTES]
* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2005, average net assets were $1,221,701,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                       (.02%)      (.03%)      (.02%)     (.00%)+     (.00%)+

      +   Represents less than 0.01% of average net assets.

                                                                 15 - Prospectus

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
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                                                                      USAA

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================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

23453-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                          Growth and Tax Strategy Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA GROWTH AND TAX STRATEGY Fund

     An asset allocation fund seeking income exempt from federal income taxes and long-term growth of capital.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          5

Fund Management                                           8

Using Mutual Funds in an
Asset Allocation Program                                  9

How to Invest                                            10

How to Redeem                                            12

How to Exchange                                          13

Other Important Information
About Purchases, Redemptions
and Exchanges                                            13

Shareholder Information                                  15

Financial Highlights                                     17

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income taxes to shareholders. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We manage the bonds and money market instruments investment category of the Fund. We have retained Northern Trust Investments, N.A. (NTI) to serve as subadviser for the blue chip stocks investment category of the Fund.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 5 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are interest rate risk, credit risk, stock market risk, management risk, rebalancing risk, the risk of changes in tax laws impacting the Fund's net investment income and realized capital distributions, and structural risk.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond or money market instrument will fail to make timely payments of interest or principal. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to the very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unex-

                                                                  1 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     pected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     REBALANCING RISK: In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While every attempt is made to manage the Fund in a tax-exempt manner, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     CHANGES IN TAX LAWS: The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund's investment strategies and techniques.

     STRUCTURAL RISK: Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE  IN A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

USAA Growth and Tax Strategy Fund - 2

--------------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     11.12%
                    1997                     16.16%
                    1998                     11.57%
                    1999                      9.27%
                    2000                     -0.66%
                    2001                     -8.31%
                    2002                     -8.32%
                    2003                     15.15%
                    2004                      9.34%
                    2005                      7.03%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/05)

           BEST QUARTER*                              WORST QUARTER*
           8.57% 4th Qtr. 1998                  -8.21% 3rd Qtr. 2001

* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown on the following page.

     Remember,   historical  performance  (before  and  after  taxes)  does  not
     necessarily   indicate  what  will  happen  in  the  future.

     This may be particularly true for the period prior to December 1, 2005, which is the date on which NTI assumed day-to-day management of the Fund's blue chip stocks investment category.

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2005, was 2.43%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF PERIOD.
     ---------------------------------------------------------------------------

                                                                  3 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                         SINCE
                                           PAST 1   PAST 5   PAST 10   INCEPTION
                                            YEAR    YEARS     YEARS     1/11/89
--------------------------------------------------------------------------------
Return Before Taxes                         7.03%    2.52%     5.88%     7.49%
--------------------------------------------------------------------------------
Return After Taxes on Distributions         5.57%    1.92%     5.19%     6.77%
--------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sales of Fund Shares                        6.27%    2.31%     5.17%     6.62%
--------------------------------------------------------------------------------
Russell 1000 Growth(R) Index* (reflects
no deductions for fees, expenses, or
taxes)                                      5.26%   -3.58%     6.73%    10.26%+
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no deduction
for fees, expenses, or taxes)              10.87%   -2.30%    12.07%    12.11%+
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
(reflects no deduction for taxes)           3.51%    5.59%     5.71%     6.91%+
--------------------------------------------------------------------------------
Lipper Balanced Funds Index**
(reflects no deduction for taxes)           5.20%    3.51%     7.57%     9.22%+
--------------------------------------------------------------------------------
Composite Index*** (reflects no deduction
for taxes)                                  4.69%    2.45%     6.44%     8.43%+

  * The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market. The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The S&P 500 Index replaces the Russell 1000 Growth Index as the Fund's comparable broad-based securities index, because the S&P 500 Index is representative of the stock in which the NTI intends to invest, and thus, provides a more appropriate comparison for the Fund.

  ** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

 *** The Composite Index is comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large Cap Core Funds Index. The Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and the Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

  + The performance of the Russell 1000 Growth Index, the S&P 500 Index, the Lehman Brothers Municipal Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of December 31, 1988, while the Fund's inception date is January 11, 1989. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets.

          Management Fee                                             .xx%a

          Distribution and Service (12b-1)Fees                       None

          Other Expenses                                             .xx%

          TOTAL ANNUAL OPERATING EXPENSES                            .XX%B

[footnote]
 a A performance fee adjustment [decreased] the management fee of x.xx% by x.xx% for the most recent fiscal year ended May 31, 2006. This performance adjustment was calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Balanced Funds Index. See page 8 for more information about the calculation of the performance fee adjustment.

USAA Growth and Tax Strategy Fund - 4

--------------------------------------------------------------------------------

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were x.xx%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

          1 YEAR    3 YEARS        5 YEARS        10 YEARS
        ------------------------------------------------------
           $xx       $xxx           $xxx            $xxxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     =========================================================================
                                             PERCENTAGE TARGET RANGE
     INVESTMENT CATEGORY                          OF NET ASSETS
     -------------------------------------------------------------------------
     Tax-Exempt Bonds and
       Money Market Instruments                        50 - 70%
     Blue Chip Stocks                                  30 - 50%
     =========================================================================

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges without prior written notice to shareholders. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     We may go outside the ranges on a temporary defensive basis whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Tax-exempt bonds provide income exempt from federal income tax. Blue chip stocks provide the potential for long-term capital growth. Tax-exempt money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

     During normal market conditions, the Fund's assets will be invested so that at least 50% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers. This policy may only be changed by a shareholder vote.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term taxable or tax-exempt debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] HOW WILL THE IMPACT OF FEDERAL INCOME TAXES BE MINIMIZED ON THE FUND'S SHAREHOLDERS?

     The Fund's managers intend to use various techniques to minimize the impact of federal income taxes on the Fund's shareholders while maximizing capital appreciation, including:

     * Investing in bonds and similar instruments that provide income which is exempt from federal income tax,

     *  Investing in a portfolio of blue chip stocks with a low dividend yield,

                                                                  5 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     * Selecting blue chip stocks that the subadviser expects to hold for relatively long periods to minimize the cost of trading and the receipt of capital gains,

     * When selling securities, considering the sale of those with the highest tax cost basis to minimize the receipt of capital gains, and

     *  Offsetting   capital  gains  with  capital  losses,   if  available  and
        appropriate.

     Although the Fund seeks to minimize taxable income and the realization of capital gains, the Fund may nevertheless receive taxable income and realize capital gains from time to time. Additionally, you may owe taxes on realized capital gains, if any, when you redeem your Fund shares.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 55% in tax-exempt bonds and money market instruments, and 45% in blue chip stocks. During the quarter, a strong stock market coupled with a weak bond market could leave the portfolio with 45% in tax-exempt bonds and money market instruments and 55% in blue chip stocks. In this case, we would sell blue chip stocks and use the proceeds to buy tax-exempt bonds and/or money market instruments to bring the blue chip stocks back to within their target ranges.

     TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT ARE TAX-EXEMPT SECURITIES?

     Tax-exempt securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, and Guam. They are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's portfolio may include, but is not limited to, any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

     * INVERSE FLOATING RATE SECURITIES whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

     * SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. These securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions of a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] WHAT IS THE WEIGHTED AVERAGE MATURITY OF THE SECURITIES IN THE TAX-EXEMPT BONDS CATEGORY AND HOW IS IT CALCULATED?

     The Tax-Exempt Bonds category includes tax-exempt securities that will have a remaining maturity at the time of purchase of more than one year. Although the weighted average maturity of the securities in this category is not restricted, we expect

USAA Growth and Tax Strategy Fund - 6

--------------------------------------------------------------------------------

     it to exceed ten years. In determining a security's maturity for purposes of calculating the Fund's weighted average maturity, we may use estimates of the expected time for the security's principal to be paid. This can be substantially shorter than the security's stated final maturity. For a discussion on the method of calculating the weighted average maturity of the Fund's portfolio, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] WHAT TYPES OF TAX-EXEMPT MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The tax-exempt money market instruments in the portfolio are tax-exempt money market funds or debt securities that have remaining stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features resulting in an effective maturity of one year or less.

     [ARROW] WHAT ARE THE CREDIT RATINGS OF THE TAX-EXEMPT SECURITIES?

     The Fund will invest primarily in investment-grade tax-exempt securities with at least 50% of the combined total market value of the tax-exempt bonds and tax-exempt money market instruments being rated within the three highest long-term rating categories (A or higher) by Moody's Investors
     Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best) or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best. If the security is not rated by one of these rating agencies, we must determine that the security is of equivalent investment quality. The Fund may also invest up to 10% of its net assets in below investment-grade tax-exempt securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                 LONG-TERM                    SHORT-TERM
     RATING AGENCY               DEBT SECURITIES              DEBT SECURITIES
     ---------------------------------------------------------------------------
     Moody's                     At least Baa 3               or MIG 3

     S&P                         At least BBB-                or SP-2

     Fitch                       At least BBB-                At least F3

     Dominion                    At least BBB low             At least R-2 low

     A.M.Best                    At least bbb                 At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL TAX-EXEMPT SECURITIES MADE?

     We will buy securities that offer an attractive balance of tax-exempt income against credit risk and price volatility. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or an attractive replacement security is available.

     BLUE CHIP STOCKS

     [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     NTI will invest in common stocks of blue chip companies for long-term growth. A blue chip company is one that has a market capitalization of:

     * At least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, or

     *  At least $1 billion.

     NTI may invest up to 5% of the Fund's total assets in blue chip stocks of foreign issuers or in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or similar forms of ownership interest in securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

     The investment objective is to generate pre-tax returns similar to the S&P 500 Index and after-tax outperformance through active tax management. Securities are purchased and sold using stock selection aiming to provide appropriate risk exposures relative to the S&P 500 Index without sacrificing performance. Active tax management is used to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, in order to offset such capital gains as are realized.
                                                                  7 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst, deceleration of quarterly sales or earnings, changes in management or management structure, weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of the Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     --------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     --------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the target ranges of the investment categories. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each sub-adviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of the portion of the Fund that invests in tax-exempt bonds and tax-exempt money market instruments.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a Lipper Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets.

     In calculating the performance adjustment, the performance period for the Fund consists of the current month plus the previous 35 months. The portion of the performance adjustment based on the period prior to August 1, 2006, was calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index. The portion of the performance adjustment based on the period after August 1, 2006, is calculated monthly by comparing the Fund's performance to that of a composite index comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large Cap Core Funds Index.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS) 1             OF THE FUND'S AVERAGE NET ASSETS)
  ------------------------------------------------------------------------
          +/- 20 to 50                            +/- 4
         +/- 51 to 100                            +/- 5
       +/- 101 and greater                        +/- 6

[footnote]
1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper Index over that period, even if the Fund had overall negative returns during

USAA Growth and Tax Strategy Fund - 8

--------------------------------------------------------------------------------

     the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee of x.xx% by x.xx%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGERS

     TAX-EXEMPT BONDS AND MONEY MARKET INSTRUMENTS

     CLIFFORD A. GLADSON, CFA, senior vice president of Fixed Income Investments, has managed the Tax-Exempt Bonds and Money Market Instruments investment category since November 1999. Mr. Gladson has 18 years of investment management experience and has worked for IMCO for 15 years.
     Education: B.S., Marquette University; M.S., University of Wisconsin, Milwaukee. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     BLUE CHIP STOCKS

     We have entered into an Investment Subadvisory Agreement with NTI, located at 50 S. LaSalle Street, Chicago, Illinois 60603, under which NTI provides day-to-day discretionary management of the Fund's blue chip stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. NTI is compensated directly by IMCO and not by the Fund.

     NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors. As of December 31, 2005, Northern Trust Corporation and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

     Christopher A. Fronk and Laura L. Meldrum are primarily responsible for the day-to-day management of the blue chip stocks investment category of the Fund.

     CHRISTOPHER A. FRONK is a vice president of Northern Trust Investments, N.A. where he is responsible for the management of various equity and equity index portfolios. Mr. Fronk joined Northern Trust in 1999, and has been a member of the quantitative management group for quantitative equity strategies. He has managed the Fund since December 2005.

     LAURA L. MELDRUM, second vice president, joined Northern Trust in 1996, and has been a portfolio manager in the quantitative active/enhanced index team responsible for implementation of several quantitative equity strategies specializing in tax advantaged strategies. She has managed the Fund since December 2005.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a ques-

                                                                  9 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     tion of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return, although there is no assurance that this will be the case.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 16 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

USAA Growth and Tax Strategy Fund - 10

--------------------------------------------------------------------------------

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instruments, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     ---------------------------------------------------------------------------
     NOTE: THIS FUND IS NOT AVAILABLE FOR AN IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX-EXEMPT.
     ---------------------------------------------------------------------------

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.
                                                                 11 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA Touchline(R) from any touchtone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

USAA Growth and Tax Strategy Fund - 12

--------------------------------------------------------------------------------

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 14.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); and (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the

                                                                 13 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are
     designed  to  deter  disruptive,   excessive   short-term  trading  without
     needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS
     AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and   accept   purchase,  exchange  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appro-

USAA Growth and Tax Strategy Fund - 14

--------------------------------------------------------------------------------

        priateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW]  FUND NUMBER                                 53
     [ARROW]  NEWSPAPER SYMBOL                      Gr&TxStr
     [ARROW]  TICKER SYMBOL                            USBLX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                                                                 15 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     Distributions to shareholders derived from tax-exempt interest received by the Fund will be excluded from a shareholder's gross income for federal income tax purposes, provided the Fund meets certain requirements.

     IN CERTAIN INSTANCES, TAX-EXEMPT INTEREST HAS TAX IMPLICATIONS.

     For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

     Distributions of tax-exempt income are considered in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

USAA Growth and Tax Strategy Fund - 16

--------------------------------------------------------------------------------

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports and prospectuses via the Internet instead of through the mail.

     FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP, independent registered public accountants, whose report along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 17 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

                                                    YEAR ENDED MAY 31,
                                --------------------------------------------------------
                                  2006     2005         2004         2003         2002
                                --------------------------------------------------------
Net asset value at beginning
 of period                      $       $   14.61    $   13.99    $   14.23    $   15.87
                                --------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                       .34          .35          .35          .41
  Net realized and unrealized
    gain (loss)                              1.15          .62         (.17)       (1.60)
                                --------------------------------------------------------
Total from investment
 operations                                  1.49          .97          .18        (1.19)
                                --------------------------------------------------------
Less distributions:
  From net investment income                 (.35)        (.34)        (.37)        (.45)
  From realized capital gains               (1.10)        (.01)        (.05)          -
                                ---------------------------------------------------------
Total distributions                         (1.45)        (.35)        (.42)        (.45)
                                ---------------------------------------------------------
Net asset value at end
 of period              $               $   14.65    $   14.61    $   13.99    $   14.23
                                ========================================================
Total return (%)*                           10.40         6.96         1.46        (7.59)
Net assets at end
 of period (000)                $       $ 188,469    $ 186,759    $ 186,929    $ 205,108
Ratio of expenses to average
 net assets (%)** (a)                         .81          .80          .91          .83
Ratio of net investment
 income to average net
 assets (%)**                                2.37         2.41         2.67         2.75
Portfolio turnover (%)                     119.99        43.22        52.38        31.81

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31, 2006, average net assets were [$186,655,000.]

(a)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:             (.03%)       (.01%)       (.00%)+      (.02%)

     + Represents less that 0.01% of average net assets.

USAA Growth and Tax Strategy Fund - 18

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

23444-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                          High-Yield Opportunities Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA HIGH-YIELD OPPORTUNITIES BOND Fund

     A fund that seeks high current income with capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           6

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             7

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  12

Financial Highlights                                     14

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks. This 80% policy may be changed upon 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are credit risk, market illiquidity, interest rate risk, management risk, stock market risk, foreign investing risk, and the risk of investing in mortgage-backed securities and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     CREDIT RISK: The possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities. The securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will be unable to make timely dividend, interest, or principal payments or meet other terms of its financial obligations. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

     When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

     MARKET ILLIQUIDITY: The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     STOCK MARKET RISK: Because this Fund may invest in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

                                                                  1 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. As an investor in this Fund, you should be prepared for price fluctuations that may be greater than those associated with bond funds emphasizing high-quality investments. Because a major portion of the Fund's assets are invested in high-yield securities, the value of your investment will vary from day to day. Changes in the economy, adverse political events, and changing interest rates will cause the value of the Fund to fluctuate. These types of developments could affect an issuer's ability to meet its principal, dividend, and interest obligations. If an issuer does default, the Fund could experience a decline in the market value of its securities.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

          CALENDAR YEAR   TOTAL RETURN

               2000*          -1.96%
               2001            7.83%
               2002           -4.66%
               2003           26.52%
               2004           10.57%
               2005            3.30%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

          BEST QUARTER**                        WORST QUARTER**
          10.19% 2nd Qtr. 2003             -7.38% 2nd Qtr. 2002

   ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA High-Yield Opportunities - 2

--------------------------------------------------------------------------------

     The table below shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2005, was 6.99%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF PERIOD.
     ---------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                       SINCE
                                         PAST 1        PAST 5        INCEPTION
                                         YEAR          YEARS          8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                      3.30%         8.24%          6.88%
--------------------------------------------------------------------------------
Return After Taxes on Distributions      0.83%         4.88%          3.34%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares                 2.14%         4.95%          3.62%
--------------------------------------------------------------------------------
CSFB Global High Yield Index*
(reflects no deduction for fees,
expenses, or taxes)                      2.26%         9.82%          6.74%+
--------------------------------------------------------------------------------
Lipper High Yield Bond Funds Index**
(reflects no deduction for taxes)        3.00%         6.76%          3.71%+
--------------------------------------------------------------------------------

* The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

** The Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest Funds within the Lipper High Current Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed income securities, has no quality of maturity restrictions, and tends to invest in lower grade debt issues.

+ The performance of the CSFB Global High Yield Index and the Lipper High Yield Bond Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  3 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

       Management Fee                                            .50%a

       Distribution and Service (12b-1) Fees                     None

       Other Expenses                                            .45%

       TOTAL ANNUAL OPERATING EXPENSES                           .95%B

[footnote]
     a A performance fee adjustment increased the management fee of 0.50% by less than 0.01% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper High Yield Bond Funds Index. See page 6-7 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                       -------------------------------------------
                          $97        $303      $525      $1,166

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of the its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, or preferred stocks, with an emphasis on non-investment-grade debt securities.

     The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may have an adverse affect on Fund performance.

     [ARROW] WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

     We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" since they are believed to represent

USAA High-Yield Opportunities - 4

--------------------------------------------------------------------------------

     a greater risk of default than more creditworthy "investment grade" securities.

     High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more credit-worthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

     [ARROW] HOW IS THIS FUND DIFFERENT FROM A FUND THAT INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS?

     Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally only offer a greater potential return for accepting a greater level of risk. The two most common risks are CREDIT RISK - or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK - or the risk that a security's market value will change with interest rates.

     In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds.
     High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

     As a result, high-yield funds have often acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

     [ARROW] WHAT IS A CREDIT RATING?

     A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings
     (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating. The table shown on page 16 illustrates these ratings and the risk associated with each.

     [ARROW] WHAT ARE THE CREDIT QUALITY CHARACTERISTICS OF THE FUND'S HOLDINGS?

     The  following  chart   illustrates  the  quality  ratings  of  the  Fund's
     investment portfolio as of the end of its last fiscal year, July 31, 2005.

     ---------------------------------------------------------------------------
             INVESTMENTS
          (MOODY'S INVESTORS                      PERCENTAGE OF
           SERVICE RATING)                       FUND'S NET ASSETS
     ---------------------------------------------------------------------------
          INVESTMENT GRADE
              A2                                       1.0%
              Aaa                                      0.8%
              Baa1                                     0.7%
              Baa2                                     1.6%
              Baa3                                     4.3%
        BELOW INVESTMENT GRADE
              B1                                       7.3%
              B2                                      12.1%
              B3                                      23.8%
              Ba1                                      3.0%
              Ba2                                      7.5%
              Ba3                                      9.7%
              Ca                                       1.6%
              Caa1                                    11.4%
              Caa2                                     2.3%
              Caa3                                     0.7%
           Non Rated                                   5.1%

     [ARROW] WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

     The  securities  in  which  the  Fund  principally   invests  may  include,
     obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities;

                                                                  5 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We may also invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

     We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT  BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     -------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA High-Yield Opportunities - 6

--------------------------------------------------------------------------------

      OVER/UNDER PERFORMANCE          ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX          (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1        OF THE FUND'S AVERAGE NET  ASSETS)
     --------------------------------------------------------------------
           +/- 20 to 50                         +/- 4
           +/- 51 to 100                        +/- 5
         +/- 101 and greater                    +/- 6

[footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper High Yield Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment increased the management fee of 0.50% by less than 0.01%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 16 years of investment management experience and has worked for us for 11 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

                                                                  7 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

USAA High-Yield Opportunities - 8

--------------------------------------------------------------------------------

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

                                                                  9 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     *  Send a signed fax to 800-292-8177.

     *  Call  toll  free   800-531-8448   to  speak   with  a   member  service
        representative.

     *  Call  toll  free  800-531-8777   to access our 24-hour USAA TouchLine(R)
        service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call  toll   free  800-531-8343  to  speak  with   a    member  service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Service Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 11.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an

USAA High-Yield Opportunities - 10

--------------------------------------------------------------------------------

     aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus

                                                                 11 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ----------------------------------------------------------
     [ARROW]  FUND NUMBER                                 80
              NEWSPAPER SYMBOL                       HYldOpp
              TICKER SYMBOL                            USHYX
     ----------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the

USAA High-Yield Opportunities - 12

--------------------------------------------------------------------------------

     Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary market on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

                                                                 13 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS  OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

USAA High-Yield Opportunities - 14

--------------------------------------------------------------------------------

                                              YEAR ENDED JULY 31,
                             ------------------------------------------------------------
                               2005        2004         2003         2002       2001
                             ------------------------------------------------------------
Net asset value at beginning
 of period                   $    8.54    $    8.18   $    7.23    $   8.95    $   9.78
                             ------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income            .61          .64         .69         .83        1.03
  Net realized and unrealized
    gain (loss)                    .25          .36         .95       (1.72)       (.80)
                             ------------------------------------------------------------
Total from investment
 operations                        .86         1.00        1.64        (.89)        .23
                             ------------------------------------------------------------
Less distributions:
  From net investment income      (.61)        (.64)       (.69)       (.83)      (1.06)
                             ------------------------------------------------------------
Net asset value at end
 of period                   $    8.79    $    8.54   $    8.18    $   7.23    $   8.95
                             =============================================================
Total return (%) *               10.36        12.44       23.85      (10.70)       2.68
Net assets at end
 of period (000)             $ 306,749    $ 184,495   $ 106,988    $ 53,745    $ 53,828
Ratio of expenses to average
 net assets (%) **(a)              .95(b)       .99(b)     1.00(b)     1.00(b)      .76(c)
Ratio of expenses to average
 net assets, excluding
 reimbursements (%) **(a)           -            -         1.08        1.12        1.02
Ratio of net investment income
 to average net assets (%) **     7.03         7.51        9.06        9.95       11.17
Portfolio turnover (%)           29.52        55.24      105.30       96.63      104.20

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2005, average net assets were $244,711,000.

(a)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:  (.00%)+      (.00%)+     (.00%)+     (.00%)+     (.01%)

     + Represents less than 0.01% of average net assets.

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

(c) Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.75% of the Fund's average net assets.

                                                                 15 - Prospectus

USAA HIGH YIELD OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                      RATINGS OF CORPORATE DEBT SECURITIES

LONG TERM
  MOODY'S      STANDARD                           DOMINION
  INVESTORS    & POOR'S                           BOND RATING
  SERVICE      CORPORATION     FITCH RATINGS      SERVICE LIMITED   A.M. BEST      DEFINITION
=================================================================================================================================
  Aaa          AAA             AAA                AAA               aaa            Highest quality
  Aa           AA              AA                 AA                aa             High quality
  A            A               A                  A                 a              Upper-medium grade
  Baa          BBB             BBB                BBB               bbb            Medium grade
  Ba           BB              BB                 BB                bb             Speculative
  B            B               B                  B                 b              Highly speculative
  Caa          CCC,CC          CCC,CC            CCC                ccc, cc, c     Vulnerable to default
  Ca           C               C                 CC                                Default is imminent
  C                                              C                                 Probably in default
               D               DDD,DD,D                             d              In default
SHORT TERM
        MOODY'S                  S&P                     FITCH                          DOMINION                AA.M. BEST
==================================================================================================================================
                        A-1+ Extremely strong      F1+ Exceptionally strong    R-1 (high)   Highest quality      AMB-1+ Strongest
P-1 Superior quality    A-1  Strong quality        F1  Highest credit quality  R-1 (middle) Superior quality     AMB -1 Outstanding
P-2 Strong quality      A-2  Satisfactory quality  F2  Good credit quality     R-1 (low)    Satisfactory quality AMB-2  Satisfactory
P-3 Acceptable quality  A-3  Adequate quality      F3  Fair credit quality     R-2 (high)   Adequate quality     AMB-3  Adequiate
NP Not Prime            B    Speculative quality   B   Speculative             R-2 (middle) Adequate quality     AMB-4  Speculative
                        C    Doubtful quality      C   High default risk       R-2 (low)    Adequate quality     d      In default
                                                                               R-3 (high)   Speculative
                        D    Default               D   Default                 R-3 (middle) Speculative
                                                                               R-3 (low)    Speculative

USAA High-Yield Opportunities - 16

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                   --------------------------------------
                        INSURANCE * MEMBER SERVICES

40046-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                   Income Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA INCOME Fund

     A fixed income fund seeking a maximum current income and preservation of principal.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             7

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is maximum current income without undue risk to principal. The Fund's strategy to achieve this objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are interest rate risk, prepayment risk, credit risk, stock market risk, management risk, the risk of investing in real estate investment trusts (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

                                                                  1 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund may invest in equity securities, it can be subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     REITS INVESTMENT RISK. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                      1.33%
                    1997                     11.05%
                    1998                      8.75%
                    1999                     -3.85%
                    2000                     13.34%
                    2001                      7.58%
                    2002                      8.63%
                    2003                      4.91%
                    2004                      4.52%
                    2005                      2.96%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

               BEST QUARTER*                      WORST QUARTER*
               4.38% 3rd Qtr. 2002          -4.18% 1st Qtr. 1996

[FOOTNOTE]

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Income Fund - 2

--------------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                        AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     3/4/74
--------------------------------------------------------------------------------
Return Before Taxes                    2.96%     5.70%      5.81%       9.19%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    1.28%     3.72%      3.36%       5.56%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                1.91%     3.67%      3.43%       5.52%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for
fees, expenses, or taxes)              2.43%     5.87%      6.16%       N/A
--------------------------------------------------------------------------------
Lipper A Rated Bond Funds Index**
(reflects no deduction for taxes)      2.53%     5.66%      5.58%       N/A
--------------------------------------------------------------------------------
[FOOTNOTES]

  * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

  ** The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

                                                                  3 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2005, was 4.60%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A
              SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     ---------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

           Management Fee                                    .23%A

           Distribution and Service (12b-1) Fees              None

           Other Expenses                                    .32%

           TOTAL ANNUAL OPERATING EXPENSES                   .55%B

[footnote]
     A A performance fee adjustment decreased the management fee of 0.24% by 0.01% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper A Rated Bond Funds Index. See page 6 for more information about the calculation of the performance fee adjustment.

     B Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR         3 YEARS        5 YEARS        10 YEARS
             -----------------------------------------------------------
               $56            $176           $307           $689

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

     The securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

USAA Income Fund - 4

--------------------------------------------------------------------------------

     Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

     The Fund will invest primarily in investment-grade securities. Although, it may invest up to 10% of its net assets in below investment grade securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                              LONG-TERM          SHORT-TERM
     RATING AGENCY            DEBT SECURITIES    DEBT SECURITIES
   ================================================================
     Moody's Investors                           At least Prime-3
     Service                  At least Baa3      or MIG 3/VMIG 3

     Standard & Poor's                           At least A-3
     Rating Group             At least BBB -     or SP-2

     Fitch Ratings            At least BBB -     At least F3

     Dominion Bond
     Rating Service Limited   At least BBB low   At least R-2 low

     A.M. Best Co., Inc.      At least bbb       At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

     For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of

                                                                 5 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each sub-adviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX              (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
    -----------------------------------------------------------------------
          +/- 100 to 400                           +/- 4
          +/- 401 to 700                           +/- 5
        +/- 701 and greater                        +/- 6

[FOOTNOTE]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper A Rated Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment decreased the management fee of 0.24% by 0.01%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     MARGARET WEINBLATT, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 26 years of investment management experience and has worked for us for six years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Education: B.A., Radcliffe College, M.A. and Ph.D., University of Pennsylvania. Ms. Weinblatt holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the New York Society of Securities Analysts.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals

USAA Income Fund - 6

--------------------------------------------------------------------------------

     with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

                                                                 7 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

USAA Income Fund - 8

-------------------------------------------------------------------------------

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     Access USAA.COM.

     Send your written instructions to:

          REGULAR MAIL:
          USAA Investment Management Company
          P.O. Box 659453
          San Antonio, TX 78265-9825

          REGISTERED OR EXPRESS MAIL:
          USAA Investment Management Company
          9800 Fredericksburg Road
          San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year

                                                                 9 - Prospectus
 USAA INCOME FUND
--------------------------------------------------------------------------------

     (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

USAA Income Fund - 10

--------------------------------------------------------------------------------

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                 40
     [ARROW] NEWSPAPER SYMBOL                          Inco
     [ARROW] TICKER SYMBOL                            USAIX
     ---------------------------------------------------------

                                                                 11 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sale price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

USAA Income Fund - 12

-------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA INCOME FUND
--------------------------------------------------------------------------------

                                                              YEAR ENDED JULY 31,
                                    ---------------------------------------------------------------------
                                       2005        2004         2003           2002          2001
                                    ---------------------------------------------------------------------

Net asset value at beginning
 of period                         $    12.24   $    12.16    $    12.05    $    12.34    $    11.60
                                   ----------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                    .56          .55           .60           .72           .80(a)
 Net realized and unrealized
 gain (loss)                              .08          .08           .12          (.28)          .76(a)
                                   ----------------------------------------------------------------------
Total from investment operations          .64          .63           .72           .44          1.56
                                   ----------------------------------------------------------------------
Less distributions:
 From net investment income              (.56)        (.55)         (.61)         (.73)         (.82)

Net asset value at end of period   $    12.32   $    12.24    $    12.16    $    12.05    $    12.34
                                   ======================================================================
Total return (%)*                        5.33         5.23          5.98          3.70         13.86

Net assets at end of period (000)  $1,798,881   $1,710,032    $1,757,831    $1,665,239   $ 1,510,012
Ratio of expenses to average net
  assets (%) **(b)                        .55          .52           .50(c)        .55(c)        .41
Ratio of expenses to average net assets,
 excluding reimbursements (%) **(b)       -           -                -           .55           -
Ratio of net investment income to
 average  net assets (%) **              4.38         4.36          4.79          5.89          6.63(a)
Portfolio turnover (%)                  24.17        28.25          0.54         59.61         43.39

[FOOTNOTES]
* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2005, average net assets were $1,759,928,000.

(a)  In 2001,  a change  in  amortization  method  was  made as  required  by an accounting  pronouncement.  Without this change,  those  amounts would have been:
          Net investment  income                                 $ 0.79
          Net realized and unrealized gain                       $ 0.77
          Ratio of net investment income to average net assets     6.57%

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c)  Effective  April  26,  2002,   through   December  31,  2003,  the  Manager
     voluntarily agreed to limit the annual expenses of the Fund to 0.55% of the
     Fund's average net assets.

USAA Income Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

23455-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                Income Stock Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA INCOME STOCK Fund

     An equity fund seeking current income with the prospect of increasing dividend income and the potential for capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------
USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management, Inc. (OFI Institutional) to serve as subadvisers of the Fund. GMO and OFI Institutional are responsible for managing the portion of the Fund's assets allocated to each of them by us.

     Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, dividend payout risk, management risk, foreign investing risk, and the risk of investing in real estate investment trusts (REITs).

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     DIVIDEND PAYOUT RISK: The possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     REITS INVESTMENT RISK: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for

                                                                 1 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN
THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     18.70%
                    1997                     26.99%
                    1998                      8.10%
                    1999                      2.46%
                    2000                     10.82%
                    2001                     -4.18%
                    2002                    -19.00%
                    2003                     25.76%
                    2004                     12.02%
                    2005                      5.79%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

                   BEST QUARTER*            WORST QUARTER*
                   15.24% 4th Qtr. 2003     -20.13% 3rd Qtr. 2002
[FOOTNOTE]

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to August 1, 2005, which is the date on which OFI Institutional assumed day-to-day management of a portion of the Fund's assets, and July 12, 2003, which is the date on which GMO assumed day-to-day management of a portion of the Fund's assets.

USAA Income Stock Fund - 2
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     5/4/87
--------------------------------------------------------------------------------
Return Before Taxes                    5.79%     2.96%      7.91%       9.85%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    3.26%     1.52%      5.76%       7.66%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                6.44%     2.03%      5.84%       7.66%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index* (reflects
no deduction for fees, expenses, or
taxes)                                 7.05%     5.28%     10.94%      11.73%+
--------------------------------------------------------------------------------
Lipper Equity Income Funds Index**
(reflects no deduction for taxes)      5.80%     3.57%      8.39%       9.74%+
--------------------------------------------------------------------------------

[FOOTNOTES]
 * The Russell 1000(R) Value Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Value Index measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

 + The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated with a commencement date of April 30, 1987 while the Fund's inception date is May 4, 1987. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

            Management Fee                                        .47%A

            Distribution and Service (12b-1) Fees                  None

            Other Expenses                                         .31%

            TOTAL ANNUAL OPERATING EXPENSES                       .78%B

[footnote]
A A performance fee adjustment decreased the management fee of 0.50% by 0.03% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Equity Income Funds Index. See page 5 for more information about the calculation of the performance fee adjustment.

B Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced expense ratios by less than 0.01%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                                                  3 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

              1 YEAR      3 YEARS      5 YEARS      10 YEARS
            --------------------------------------------------
               $80          $249         $433         $966

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     With respect to the portion of the Fund managed by GMO, the portfolio is generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO seeks to control risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the Russell 1000 Value Index. With the addition on August 1, 2005, of OFI Institutional as an additional subadviser of the Fund, GMO materially modified its investment techniques in managing its portion of the Fund, in part to place greater emphasis on risk control.

     With respect to the portion of the Fund managed by OFI Institutional, a combination of quantitative models is used by OFI Institutional to identify those stocks that show the greatest potential for capital appreciation. The exact combination of models that is used is based on a proprietary process that OFI Institutional has developed over the years as a result of intensive and rigorous research. Typically, the portfolio that OFI Institutional manages will have a P/E ratio that is less than the Russell 1000 Value Index, and will have a yield at or above the Russell 1000 Value Index.

     OFI Institutional examines the portfolio on a daily basis to identify those stocks that are no longer rated highly by the models. When a stock is sold, the stocks to be purchased for the portfolio are selected according to their perceived potential for capital appreciation as well as their ability to maintain the portfolio's balance with respect to sector and industry diversification, underlying fundamentals such as P/E ratio, and distribution of market capitalization.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

    ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

USAA Income Stock Fund - 4

--------------------------------------------------------------------------------

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate at one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
    -----------------------------------------------------------------------
          +/- 100 to 400                           +/- 4
          +/- 401 to 700                           +/- 5
        +/- 701 and greater                        +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Equity Income Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment decreased the management fee of 0.50% by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with GMO and OFI Institutional, under which GMO and OFI Institutional each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO has 28 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of June 30, 2006, GMO managed on a worldwide basis approximately $XXX billion.

     OFI Institutional, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, is an investment adviser registered under the Investment Advisers Act of 1940. OFI Institutional, a corporation organized under the laws of the state of New York, is the institutional arm of Oppenheimer Funds, Inc., one of the country's largest investment organizations with approximately $X.X billion in assets under management as of June 30, 2006. OFI Institutional is dedicated to serving the needs of retirement plan sponsors, endowments, foundations, and other investment companies.

     GMO and OFI Institutional are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     GMO

     Day-to-day management of the Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

     SAM WILDERMAN joined the Division as co-director in 2005. Mr. Wilderman is currently responsible for the portfolio management of all U.S. quantitative equities portfolios. Mr. Wilderman has served as co-director of U.S. equity management since 2005 and has co-managed the Fund since 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.

                                                                  5 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     OFI INSTITUTIONAL

     OFI Institutional also employs a team approach in managing its portion of the Fund. The team is led by David Schmidt, Chief Investment Officer, Quantitative Equities. Mr. Schmidt oversees the quantitative equity investment process and is responsible for the ongoing analysis of the firms' quantitative models. He rejoined the firm in 1994 and has held his current responsibilities since 1999. He has managed the Fund since August 2005. Education: B.A. in Mathematics from Carleton College and the Chartered Financial Analyst designation.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid

USAA Income Stock Fund - 6

--------------------------------------------------------------------------------

     possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

                                                                  7 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIN, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated

USAA Income Stock Fund - 8

-------------------------------------------------------------------------------

     by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 10.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using
     excessive   short-

                                                                 9 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underly-

USAA Income Stock Fund - 10

--------------------------------------------------------------------------------

     ing trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  35
     [ARROW] NEWSPAPER SYMBOL                         IncStk
     [ARROW] TICKER SYMBOL                             USISX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------
     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore,

                                                                11 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

     the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and

USAA Income Stock Fund - 12

--------------------------------------------------------------------------------

     (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                                13 - Prospectus

USAA INCOME STOCK FUND
--------------------------------------------------------------------------------

                                                        YEAR ENDED JULY 31,
                              ---------------------------------------------------------------------
                                 2005        2004         2003           2002          2001
                              ---------------------------------------------------------------------
Net asset value at beginning
 of period                    $    15.31  $     13.14   $    14.30     $    18.44    $    17.63
                              ---------------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income              .32          .25          .27            .36           .48
  Net realized and unrealized
    gain (loss)                     2.22         2.16         (.17)         (3.57)         1.33
                              ---------------------------------------------------------------------
Total from investment operations    2.54         2.41          .10          (3.21)         1.81
                              ---------------------------------------------------------------------
Less distributions:
  From net investment income        (.32)        (.24)        (.26)          (.37)         (.49)
  From realized capital gains       (.17)          -         (1.00)          (.56)         (.51)
                              ---------------------------------------------------------------------
Total distributions                 (.49)        (.24)       (1.26)          (.93)        (1.00)
                              ---------------------------------------------------------------------
Net asset value at end of
 period                       $    17.36  $     15.31   $    13.14     $    14.30    $    18.44
                              =====================================================================
Total return (%)*                  16.81        18.44         1.28         (17.97)        10.57
Net assets at end
 of period (000)              $2,088,535  $1,807,680    $1,520,701     $1,575,460    $1,978,886
Ratio of expenses to average
 net assets (%)** (a)                .78          .79          .81            .82           .67
Ratio of net investment income
 to average net assets (%)**        1.99         1.66         2.10           2.14          2.57
Portfolio turnover (%)             72.80        54.35       141.55          93.98         17.65

[FOOTNOTES]
* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2005,average net assets were $1,943,119,000.

(a)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)+      (.00%)+     (.01%)         (.00%)+        (.00%)+

+    Represents less than 0.01% of average net assets.

USAA Income Stock Fund - 14

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

23454-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                           Intermediate-Term Bond Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA INTERMEDIATE-TERM BOND Fund

     A bond fund seeking high current income with preservation of principal.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             7

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is high current income without undue risk to principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of debt securities. The Fund will maintain a dollar-weighted average portfolio maturity between three to ten years. This policy may be changed upon 60 days' notice to shareholders.

     The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, management risk, and risks of investing in debt securities of real estate investment trust (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

                                                                  1 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

     PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed.

     REITS INVESTMENT RISK. Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES).

     While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE  IN A  SHARE ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

     [BARCHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31
     * FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

               CALENDER YEAR     TOTAL RETURN
                    2000*           9.01%
                    2001            8.39%
                    2002            5.76%
                    2003            7.59%
                    2004            3.94%
                    2005            2.70%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

     BEST QUARTER**                                     WORST QUARTER**
     5.12% 3rd Qtr. 2001                           -2.25% 2nd Qtr. 2004

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund dur-

USAA Intermediate-Term Bond Fund - 2

--------------------------------------------------------------------------------

     ing the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2005, was 5.36%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING  A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF PERIOD.
     ---------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                       SINCE
                                         PAST 1        PAST 5        INCEPTION
                                         YEAR          YEARS          8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                      2.70%         5.65%          6.08%
--------------------------------------------------------------------------------
Return After Taxes on Distributions      1.05%         3.58%          3.79%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares                 1.74%         3.57%          3.78%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for fees,
expenses, or taxes)                      2.43%         5.87%          6.52%+
--------------------------------------------------------------------------------
Lipper Intermediate Investment Grade
Funds Index** (reflects no deduction
for taxes)                               2.28%         5.67%          6.17%+
--------------------------------------------------------------------------------

* The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 ** The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

 + The performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  3 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

     FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursement or reductions of any expenses paid indirectly during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                   .34%a

          Distribution and Service (12b-1) Fees             None

          Other Expenses                                   .40%

          TOTAL ANNUAL OPERATING EXPENSES                  .74%B,C

[footnote]
     a A performance fee adjustment decreased the management fee of 0.35% by 0.01% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Intermediate Investment Grade Funds Index. See page 6 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total Annual Operating Expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     c We have voluntarily agreed to limit the Fund's total annual operating expenses to 0.65% of the Fund's ANA, before reductions of any expenses paid indirectly, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses                .74%
           Reimbursement From IMCO                              (.09%)
           TOTAL ANNUAL OPERATING EXPENSES AFTER REIMBURSEMENT   .65%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR         3 YEARS        5 YEARS        10 YEARS
             ----------------------------------------------------------
                 $76            $237           $411            $918

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY between three and ten years.

     ---------------------------------------------------------------------------
     [ARROW] DOLLAR-WEIGHTED   AVERAGE  PORTFOLIO   MATURITY   IS   OBTAINED  BY
             MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER
             AND  DIVIDING  THEM  BY  THE  TOTAL  DOLLAR  VALUE  OF  THE  FUND'S
             PORTFOLIO.
     ---------------------------------------------------------------------------

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

USAA Intermediate-Term Bond Fund - 4

--------------------------------------------------------------------------------

     Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

     The Fund will invest primarily in investment-grade securities. Although, it may invest up to 10% of its net assets in below investment grade securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the follow ing rating agencies:

                                   LONG-TERM                SHORT-TERM
     RATING AGENCY                 DEBT SECURITIES          DEBT SECURITIES
     ===========================================================================

     Moody's Investors             At least Baa3           At least Prime-3
     Service                                               or MIG 3/VMIG 3

     Standard & Poor's             At least BBB -          At least A-3
     Rating Group                                          or SP-2

     Fitch Ratings                 At least BBB -          At least F3

     Dominion Bond
     Rating Service Limited        At least BBB low        At least R-2 low

     A.M. Best Co., Inc.           At least bbb            At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     -------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the January 31, 2007.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

                                                                  5 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The base fee for the fiscal year ended July 31, 2005, was equal to 0.35% of the Fund's average net assets over the same period.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE                 ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX               (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1              OF THE FUND'S AVERAGE NET ASSETS)
    -----------------------------------------------------------------------
        +/- 20 to 50                              +/- 4
        +/- 51 to 100                             +/- 5
     +/- 101 and greater                          +/- 6

[footnote]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Intermediate Investment Grade Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the effective management fee of 0.35% by 0.01%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.65% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.25% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2000. Mr. Freund has 16 years of investment management experience and has worked for us for 11 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the
     Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining

USAA Intermediate-Term Bond Fund - 6

--------------------------------------------------------------------------------

     a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

                                                                  7 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

USAA Intermediate-Term Bond Fund - 8

--------------------------------------------------------------------------------

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call  toll  free  800-531-8448  to  speak  with  a   member  service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     * Call toll free 800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of

                                                                  9 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

     the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUND'S RIGHT TO REJECT  PURCHASE AND EXCHANGE  ORDERS
     AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

USAA Intermediate-Term Bond Fund - 10

--------------------------------------------------------------------------------

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ------------------------------------------------------
     [ARROW]  FUND NUMBER                         30
     [ARROW]  NEWSPAPER SYMBOL               InTerBd
     [ARROW]  TICKER SYMBOL                    USIBX
     ------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

                                                                 11 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

USAA Intermediate-Term Bond Fund - 12

--------------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

                                                          YEAR ENDED JULY 31,
                                  -----------------------------------------------------------
                                     2005        2004        2003       2002        2001
                                  -----------------------------------------------------------
Net asset value at beginning
 of period                        $   10.14   $   10.15   $    9.76  $   10.41    $    9.82
                                  -----------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                 .47         .47         .54        .67(b)       .72
  Net realized and unrealized
    gain (loss)                        (.01)       (.01)        .39       (.65)(b)      .59
                                  -----------------------------------------------------------
Total from investment operations        .46         .46         .93        .02         1.31
                                  -----------------------------------------------------------
Less distributions:
  From net investment income           (.47)       (.47)       (.54)      (.67)        (.72)
                                  -----------------------------------------------------------
Net asset value at end of period  $   10.13   $   10.14   $   10.15  $    9.76    $   10.41
                                  ===========================================================
Total return (%) *                     4.60        4.55        9.67        .09        13.92

Net assets at end of period (000) $ 359,073   $ 284,846   $ 218,691  $ 194,897    $ 136,478
Ratio of expenses to average
 net assets (%) **(a,c)                 .65         .65         .65        .65          .65
Ratio of expenses to average
 net assets, excluding
 reimbursements (%) **(a)               .74         .73         .72        .78          .76
Ratio of net investment income
 to average net assets (%) **          4.47        4.46        5.31       6.55(b)      7.08
Portfolio turnover (%)                41.86       24.01       97.15      62.62        24.42

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2005, average  net assets were $322,594,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) In 2001, a change in amortization method was made as required by an accounting pronouncement, which had no impact on these ratios.

(c) Effective August 2, 1999, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.65% of the Fund's average net assets.

USAA Intermediate-Term Bond Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)
                  --------------------------------------
                       INSURANCE * MEMBER SERVICES

40045-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                               International Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA INTERNATIONAL Fund

     An equity fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           4

Using Mutual Funds in an
Asset Allocation Program                                  6

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           8

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of capital appreciation. We are the Fund's investment adviser. We have retained MFS Investment Management (MFS) to serve as subadviser of the Fund. Under normal market conditions, MFS attempts to achieve these objectives by investing at least 80% of the Fund's assets in equity securities of foreign (including emerging market) companies. This 80% policy may be changed upon 60 days' notice to shareholders. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, foreign investing risk, management risk, and the risk of investing in over-the-counter (OTC) markets.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

                                                                  1 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the risks in international markets as a whole tend to be higher than in the United States, the Fund is expected to be more volatile than the average domestic equity mutual fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDER YEAR       TOTAL RETURN
                    1996                19.15%
                    1997                 9.04%
                    1998                 3.95%
                    1999                28.65%
                    2000               -10.82%
                    2001               -14.58%
                    2002                -9.08%
                    2003                31.90%
                    2004                18.46%
                    2005                12.68%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

         BEST QUARTER*                                        WORST QUARTER*
         16.85% 2nd Qtr. 2003                          -20.23% 3rd Qtr. 1998

    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA International Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                         SINCE
                                           PAST 1   PAST 5    PAST 10  INCEPTION
                                            YEAR     YEARS     YEARS    7/01/88
--------------------------------------------------------------------------------
Return Before Taxes                        12.68%    6.46%     7.80%     8.55%
--------------------------------------------------------------------------------
Return After Taxes on Distributions        11.82%    6.01%     6.85%     7.73%
--------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sales of Fund Shares                        9.43%    5.55%     6.47%     7.33%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
EAFE Index* (reflects no deductions for
fees, or taxes)                            13.54%    4.55%     5.84%     5.72%+
--------------------------------------------------------------------------------
Lipper International Funds Index*
(reflects no deduction for  taxes)         15.67%    5.34%     7.74%     8.21%+
--------------------------------------------------------------------------------

 * The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

 ** The Lipper International Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest their assets in securities with primary trading markets outside of the United States.

 + The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated with a commencement date of June 30, 1988, while the Fund's inception date is July 11, 1988. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets.

          Management Fee                                       .xx%a

          Distribution and Service (12b-1) Fees                None

          Other Expenses                                       .xx%

          TOTAL ANNUAL OPERATING EXPENSES                     X.XX%B

[footnote]
   a A performance fee adjustment increased the management fee of x.xx% by x.xx% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper International Funds Index. See pages 4-5 for more information about the calculation of the performance fee adjustment.

   b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were x.xx%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1  FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO PAY  FOR
             ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
               ---------------------------------------------
                   $xxx       $xxx      $xxx      $xxxx
                                                                  3 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

     A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

     MFS may invest the remainder of the Fund's assets in equity securities of companies that have at least one foreign characteristic, as determined by fund management, utilizing the same factors stated in the definition of a foreign company.

     [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

     No, there are no restrictions except that MFS may not invest more than 25% of the Fund's total assets in any one industry. Additionally, the Fund's investments will be diversified in at least four or more countries. MFS believes the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     MFS seeks to outperform the MSCI EAFE Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

     MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     --------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed,

USAA International Fund - 4

--------------------------------------------------------------------------------

     terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper International Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX              (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1             OF THE FUND'S AVERAGE NET ASSETS)
   -----------------------------------------------------------------------
        +/- 100 to 400                           +/- 4
        +/- 401 to 700                           +/- 5
      +/- 701 and greater                        +/- 6

[footnote]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper International Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of x.xx% by x.xx%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund. We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2006, net assets under the management of MFS were approximately $xxx billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     DAVID R. MANNHEIM, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 17 years and has managed the Fund since June 2002. Education: bachelor's degree in economics, Amherst College; M.S. in management, Massachusetts Institute of Technology.

     MARCUS L. SMITH, senior vice president and non-U.S. equity portfolio manager, has 14 years of investment management experience and has worked for MFS for ten years and has managed the Fund since June 2002. Education: bachelor's degree in business administration, Mount Union College; master's degree in finance, University of Pennsylvania.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

                                                                  5 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

USAA International Fund - 6

--------------------------------------------------------------------------------

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

                                                                  7 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

USAA International Fund - 8

--------------------------------------------------------------------------------

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 10.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

                                                                  9 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS
     AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

USAA International Fund - 10

--------------------------------------------------------------------------------

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     --------------------------------------------------------
     [ARROW]  FUND NUMBER                                52
     [ARROW]  NEWSPAPER SYMBOL                         Intl
     [ARROW]  TICKER SYMBOL                           USIFX
     --------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

                                                                 11 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign

USAA International Fund - 12

--------------------------------------------------------------------------------

     tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                     YEAR ENDED MAY 31,
                                 -----------------------------------------------------------
                                    2006     2005         2004         2003       2002
                                 -----------------------------------------------------------
Net asset value at beginning
 of period                       $        $   20.45    $   16.15    $   17.63   $   18.23
                                 -----------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                         .10          .15          .11         .14
  Net realized and unrealized
   gain (loss)                                 2.35         4.30        (1.46)       (.56)
                                 -----------------------------------------------------------
Total from investment
 operations                                    2.45         4.45        (1.35)       (.42)
                                 -----------------------------------------------------------
Less distributions:
  From net investment income                   (.14)        (.10)        (.13)       (.18)
  From realized capital gains                 (1.44)        (.05)          -           -
                                 -----------------------------------------------------------
Total distributions                           (1.58)        (.15)        (.13)       (.18)
                                 -----------------------------------------------------------
Net asset value at end
 of period                       $        $   21.32    $   20.45    $   16.15   $   17.63
                                 ===========================================================
Total return (%)*                             11.91        27.63        (7.63)      (2.22)
Net assets at end of period (000)$        $ 645,908    $ 479,477    $ 347,543   $ 382,459
Ratio of expenses to average
 net assets  (%)**(a)                          1.24         1.31         1.42        1.32
Ratio of net investment income
 to average net assets (%)**                   1.02          .91          .79         .78
Portfolio turnover (%)                        41.11        58.70       148.14       35.63

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.

**   For the year ended May 31, 2006, average net assets were [$553,671,000.]

(a)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:                (.01%)       (.01%)       (.01%)      (.00%)+

+ Represents less than 0.01% of average net assets.

USAA International Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE. (R)
                   ------------------------------------
                        INSURANCE * MEMBER SERVICES

23447-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                Money Market Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA MONEY MARKET Fund

     A money market fund seeking the highest income consistent with the preservation of capital and the maintenance of liquidity.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   1

Fees and Expenses                                         2

Fund Investments                                          3

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        4

How to Invest                                             5

How to Redeem                                             7

How to Exchange                                           7

Other Important Information
About Purchases, Redemptions,
and Exchanges                                             8

Shareholder Information                                   8

Financial Highlights                                     10

[BLANK PAGE]

--------------------------------------------------------------------------------
USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund's strategy to achieve this objective is to invest in high-quality, U.S. dollar-denominated, short-term debt instruments that present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 3 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are interest rate risk, credit risk, and management risk.

     INTEREST  RATE  RISK:  The  possibility   that  the  value  of  the  Fund's
     investments will fluctuate because of changes in interest rates.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results.

     Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain dollar amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

     This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's net asset value (NAV) per share. The Fund always seeks to maintain a constant NAV of $1 per share.

     Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

     Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. We manage the Fund in accordance with strict SEC guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested net investment income dividends.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                 1 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     5.24%
                    1997                     5.40%
                    1998                     5.34%
                    1999                     4.97%
                    2000                     6.15%
                    2001                     3.96%
                    2002                     1.52%
                    2003                     0.83%
                    2004                     0.95%
                    2005                     2.82%

                      SIX-MONTH YTD TOTAL RETURN
                            X.XX% (6/30/06)

                 BEST QUARTER*             WORST QUARTER*
                 1.57% 4th Qtr. 2000       0.15% 1st Qtr. 2004

[FOOTNOTE]
    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                              SINCE
                                                              INCEPTION
               PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS    1/30/81
             -----------------------------------------------------------------
                 0.95%          2.66%            4.00%          6.21%
             -----------------------------------------------------------------

YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2005, was 3.84%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

     [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT ICOME EARNED IS ASSUMED TO BE REINVESTED.
     ---------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expense you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

          Management Fee                                            .24%

          Distribution and Service (12b-1) Fees                     None

          Other Expenses                                            .36%

          TOTAL ANNUAL OPERATING EXPENSES                           .60%A

[FOOTNOTE]
     A Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

USAA Money Market Fund - 2

-------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and
     (3) you redeem all of your shares at the end of those periods shown.

               1 YEAR      3 YEARS       5 YEARS       10 YEARS
            ------------------------------------------------------
                $61          $192          $335          $750

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers that have been determined to present minimal credit risk.

     [ARROW] WHAT ARE THE MAIN TYPES OF MONEY MARKET INSTRUMENTS IN WHICH THE FUND MAY INVEST?

     The Fund's portfolio may include, but is not limited to, variable-rate demand notes; commercial paper; Treasury bills; bonds, notes, and certificates of deposit; repurchase agreements; and other money market securities.

     In addition, the Fund may invest up to 10% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] ARE THERE ANY LIMITS ON HOW MUCH CAN BE INVESTED IN ONE ISSUER?

     Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a taxable money market fund's investments in securities of any issuer to no more than 5% of the Fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     The Fund's purchases consist of high-quality securities that qualify as eligible securities under the SEC rules that apply to money market funds. In general, an eligible security is defined as a security that is:

     * Issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

     * Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs) or by one NRSRO if the security is rated by only one NRSRO,

     * Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated, or

     *    Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NRSROS?

     Current NRSROs include:

     *    Moody's Investors Service
     *    Standard & Poor's Ratings Group
     *    Fitch Ratings
     *    Dominion Bond Rating Service Limited
     *    A.M. Best, Co., Inc.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     We will endeavor to maintain a constant Fund net asset value of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

                                                                 3 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

     ---------------------------------------------------------------------------
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE TOTAL DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ---------------------------------------------------------------------------

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     PAMELA BLEDSOE NOBLE, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. Ms. Noble has 17 years of investment management experience and has worked for us for 14 years. Education: B.S., Louisiana Tech University; M.B.A., Texas Christian University. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USAA Money Market Fund - 4

-------------------------------------------------------------------------------

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 9 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

                                                                 5 - Prospectus

USAA MONEY MARKET FUND
-------------------------------------------------------------------------------

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

USAA Money Market Fund - 6

-------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. If you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     CHECKWRITING

     * Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

               USAA Shareholder Account Services
               P.O. Box 659453
               San Antonio, TX 78265-9825

     You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such

                                                                 7 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds, including this Fund). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING POLICY

     At this time, the Fund's Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                 42
     [ARROW] TICKER SYMBOL                            USAXX
     ---------------------------------------------------------

USAA Money Market Fund - 8

-------------------------------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Securities are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which valuations are not readily available or are considered unreliable are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Trustees.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. We will automatically reinvest all net investment income and realized capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

                                                                  9 - Prospectus

USAA MONEY MARKET FUND
--------------------------------------------------------------------------------

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                              YEAR ENDED JULY 31,
                                    ---------------------------------------------------------------------
                                       2005          2004         2003          2002        2001
                                    ---------------------------------------------------------------------

Net asset value at beginning
 of period                         $     1.00    $     1.00     $    1.00    $    1.00   $     1.00
                                   ----------------------------------------------------------------------
Income from investment
 operations:
 Net investment income                    .02           .01           .01          .02          .05
 Net realized and unrealized
 gain                                     .00(b)        .00(b)       -              -            -
                                   ----------------------------------------------------------------------
Total from investment operations          .02           .01           .01          .02          .05
                                   ----------------------------------------------------------------------
Less distributions:
 From net investment income              (.02)         (.01)         (.01)        (.02)        (.05)

Net asset value at end of period   $     1.00    $     1.00    $     1.00    $    1.00   $     1.00
                                   ======================================================================
Total return (%)*                        1.93           .66          1.15         2.02         5.54

Net assets at end of period (000)  $2,960,026    $3,019,744    $3,398,733   $3,569,459   $3,867,791
Ratio of expenses to average net
  assets (%) **(a)                        .60           .60           .59          .57          .49
Ratio of net investment income to
 average  net assets (%) **              1.91           .66          1.15         2.01         5.36

[FOOTNOTES]
* Assumes reinvestment of all net investment income distributions during the period. Calculated based on adjusted net assets and could differ from the iMoneyNet, Inc. calculated return.

**   For the year ended July 31, 2005, average net assets were $2,979,693,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                         (.00%)+       (.00%)+       (.01%)       (.00%)+      (.00%)+

     +  Represents less than 0.01% of average net asets.

(b)  Represents less than $0.01 per share.

USAA Money Market Fund - 10

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

23457-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                              Nasdaq-100 Index Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA NASDAQ-100 INDEX Fund

     An index fund that seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Overview of an Index Fund                                 1

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             7

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  11

Financial Highlights                                     13

Additional Information on the
Nasdaq-100 Index                                         15

[BLANK PAGE]

--------------------------------------------------------------------------------
USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF AN INDEX FUND

     WHAT IS AN INDEX FUND?

     An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

     WHAT IS THE NASDAQ-100 INDEX(1)?

     The Nasdaq-100 Index is a modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. See ADDITIONAL INFORMATION ON THE NASDAQ-100 INDEX on page 15 for further information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. The Fund's Board of Directors may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Northern Trust Investments, N.A. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

     NTI will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, sector risk, cash flow and tracking error risk, nondiversification risk, foreign investing risk, and management risk.

     STOCK MARKET RISK: Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     SECTOR RISK: The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the index are currently heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund's performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

     CASH FLOW AND TRACKING ERROR RISK: While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash

[footnote]

  1 Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use.

                                                                  1 - Prospectus

USAA NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

     flow affect how closely the Fund will mirror the Nasdaq-100 Index. Because of the differences between the index and the Fund's portfolio, the Fund may not track the Nasdaq-100 Index perfectly.

     NONDIVERSIFICATION RISK: The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

     FOREIGN INVESTING RISK: Because the Fund may invest in securities of foreign issuers, it is subject to the risks of foreign investing. These risks include currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability.

     MANAGEMENT RISK: This Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. NTI attempts to keep the Fund's portfolio fully invested in securities that are representative of the Nasdaq-100 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

    =================================================================
     [ARROW]  TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE
              ASSUMING THE REINVESTMENT OF  ALL NET INVESTMENT
              INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
    =================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON OCTOBER 27, 2000.

          CALENDER YEAR       TOTAL RETURN
               2001*            -33.48%
               2002             -37.90%
               2003              47.92%
               2004               9.94%
               2005               0.97%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

            BEST QUARTER**                      WORST QUARTER**
            34.46% 4th Qtr. 2001          -36.33% 3rd Qtr. 2001

        ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Nasdaq-100 Index Fund - 2

--------------------------------------------------------------------------------

     The table below shows how the Fund's average annual total returns for the periods indicated compared to those of the Nasdaq-100 Index itself. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                 SINCE INCEPTION
                                    PAST 1 YEAR   PAST 5 YEARS       10/27/00
--------------------------------------------------------------------------------
Return Before Taxes                    0.97%       -7.47%            -12.05%
--------------------------------------------------------------------------------
Return After Taxes on Distributions    0.91%       -7.48%            -12.06%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares               0.70%       -6.19%             -9.97%
--------------------------------------------------------------------------------
Nasdaq-100 Index (reflects no
deduction for fees, expenses,
or taxes)                              1.90%       -6.61%            -12.33%

                                                                  3 - Prospectus

USAA NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

 FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly or reimbursements, during the past fiscal year ended December 31, 2005, and are calculated as a percentage of average net assets (ANA).

       Management Fee                            .20%

       Distribution and Service (12b-1) Fees     None

       Other Expenses                            .83%

       TOTAL ANNUAL OPERATING EXPENSES        1.03%(A,B)

[FOOTNOTES]
     (a)  We  voluntarily  agreed to limit the  Fund's  Total  Annual  Operating
          Expenses to 0.80% of the Fund's ANA, before reductions for expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

            Actual Total Annual Operating Expenses    1.03%
            Reimbursement From IMCO                  (0.23%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                      .80%

     (b) Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses (expenses paid indirectly). Total annual operating expenses of the Fund reflect total expenses before reductions for expenses paid indirectly, which had no impact on the expense ratio for the most recent fiscal year.

           ==================================================================
           [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
           ==================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR      3 YEARS        5 YEARS     10 YEARS
        ==========================================================
                $105        $328          $569        $1,259

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] HOW IS THE FUND'S PORTFOLIO MANAGED?

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of the Nasdaq-100 Index.

     The Fund uses the "replication" method of indexing. Under this approach, the Fund holds each stock found in the target index in approximately the same proportions as represented in the index itself. For example, if 5% of the Nasdaq-100 Index were made up of the stock of a specific company, a fund tracking that index (such as the Nasdaq-100 Index Fund) would invest approximately 5% of its assets in that company.

     [ARROW] WHAT ARE THE BENEFITS TO AN INVESTOR OF USING A PASSIVE OR INDEXING APPROACH?

     Indexing appeals to many investors because it:

     |X|  Provides   simplicity   through  a   straightforward   market-matching
          strategy,

     |X| Generally provides diversification by investing in a wide variety of companies and industries,

     |X| Tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research, and

     |X| Usually has relatively low trading activity, so total brokerage commissions tend to be lower.

     [ARROW]  HOW CLOSELY WILL THE FUND MATCH ITS INDEX?

     In seeking to mirror the performance of the Nasdaq-100 Index, NTI will attempt to allocate the investments of the Nasdaq-100 Index Fund among stocks in approximately the same weightings as the index itself, beginning with the stocks that make up the larger portion of the index's value.

USAA Nasdaq-100 Index Fund - 4

--------------------------------------------------------------------------------

     Over the long term (I.E., periods of three to five years), NTI will seek a correlation between the performance of the Fund, before expenses, and that of the Nasdaq-100 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when the Nasdaq-100 Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

     [ARROW]  WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

     Under normal market conditions, the Fund's assets generally will be invested in stocks included in the Nasdaq-100 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options in most cases to provide liquidity to pay redemptions and fees.

     The Fund will generally invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS used for nonhedging purposes may be greater than that of investments for hedging purposes.

   =============================================================================
   [ARROW] FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ARE GENERALLY USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.
   =============================================================================

     For a description of the futures and options the Fund may use and some of their associated risks, see INVESTMENT POLICIES in the statement of additional Information.

FUND MANAGEMENT

     MANAGEMENT AND ADVISORY SERVICES

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

          ============================================================
           [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                     USAA INVESTMENT MANAGEMENT COMPANY
                     APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
           ============================================================

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees approving any investment advisory agreement of the Fund will be available in the Fund's annual report to shareholders for the period ended December 31, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor a subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether a subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to a subadviser. The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an annual fee. The fee is computed at one-fifth of one percent (0.20%) of average net assets. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.80% of the Fund's average net assets. We can modify or terminate this arrangement at any time. After reimbursements made to the Fund for the fiscal year ended December 31, 2005, we did not receive any management fees.

     PORTFOLIO MANAGER

     We have entered into a Subadvisory Agreement with NTI, located at 50 S. LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-day discretionary management of the Fund's assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund's Board of Directors and us, in accordance with the Fund's investment objective, policies, and restrictions. NTI is compensated directly by IMCO and not by the Fund.

                                                                  5 - Prospectus

USAA NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

     NTI is an investment adviser registered under the Investment Advisers Act of 1940 and benefit plans, investment companies, and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors. As of December 31, 2005, Northern Trust Corporation and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

     CHAD M. RAKVIN is primarily responsible for the day-to-day management of the Fund and has been since September 2005. Mr. Rakvin is a vice president of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Rakvin joined NTI in 2004, and has been a member of the quantitative management group for domestic index products. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

     PORTFOLIO TURNOVER

     Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. We do not expect the Fund to have a high portfolio turnover rate.

            ====================================================================
            [ARROW] ANNUAL PORTFOLIO  TURNOVER RATE MEASURES THE RATE OF TRADING
                    ACTIVITY IN A FUND'S PORTFOLIO OF INVESTMENTS, EQUAL TO THE LESSER OF PURCHASES OR SALES, FOR A YEAR, DIVIDED BY AVERAGE TOTAL ASSETS DURING THAT YEAR.
            ====================================================================

     ADMINISTRATIVE SERVICES

     Under an Administration and Servicing Agreement, we generally assist the Fund's Board of Directors in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.35% of average net assets. We may also delegate one or more of our responsibilities to others at our expense.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

    THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Nasdaq-100 Index Fund - 6

--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000 ($250 for IRAs)

     ADDITIONAL PURCHASES

     |X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                  7 - Prospectus

USAA NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another Fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO

USAA Nasdaq-100 Index Fund - 8

--------------------------------------------------------------------------------

     THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 10.

                                                                  9 - Prospectus

USAA NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

     For purposes of this policy, all exchanges from one fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     |X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculate their NAV. Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS
     AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

USAA Nasdaq-100 Index Fund - 10

--------------------------------------------------------------------------------

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT FUND PRICE AND TOTAL RETURN

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press FUND NUMBER 74 followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

           =================================================
             FUND NUMBER                               74
             NEWSPAPER SYMBOL                  Nasdaq-100
             TICKER SYMBOL                          USNQX
           =================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          ==============================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]  NAV PER SHARE  =     --------------------------------
                                                NUMBER OF SHARES
                                                  OUTSTANDING
          ==============================================================

                                                                 11 - Prospectus

USAA NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost. Futures contracts are valued at the last quoted sales price.

     Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

   =========================================================================
    [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

    [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
   =========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains

USAA Nasdaq-100 Index Fund - 12

--------------------------------------------------------------------------------

     on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended December 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA NASDAQ-100 INDEX FUND
-----------------------------------------------------------------------------

                                                            YEARS ENDED DECEMBER 31,
                                       ===============================================================
                                         2005           2004          2003          2002        2001
                                       ===============================================================
Net asset value at
  beginning of period                  $   5.09       $   4.63      $   3.13      $  5.05      $  7.57
                                       ---------------------------------------------------------------
Income (loss) from investment
  operations:
   Net investment income (loss)            (.01)(a)        .02          (.03)(a)     (.02)(a)     (.02)(a)
   Net realized and unrealized
     gain (loss) on investments
     and futures transactions               .06(a)         .44          1.53(a)     (1.90)(a)    (2.50)(a)
                                       ---------------------------------------------------------------
Total from investment operations            .05(a)         .46          1.50(a)     (1.92)(a)    (2.52)(a)
                                       ---------------------------------------------------------------
Less distributions:
  From net investment income               (.02)          --            --            --           --
                                       ---------------------------------------------------------------
Net asset value at end of period       $   5.12       $   5.09      $   4.63      $  3.13      $  5.05
                                       ===============================================================
Total return (%) *                          .97           9.94(f)      47.92       (38.02)      (33.48)
Net assets at end of period (000)      $130,390       $133,433      $113,440      $52,878      $58,925
Ratio of expenses to average
  net assets (%) **(b)                      .80(c)         .83(c,d,f)    .96(d,e)     .85(e)       .85(e)
Ratio of expenses to average
  net assets, excluding
  reimbursements (%) **(b)                 1.03           1.05          1.15         1.37         1.61
Ratio of net investment income
  (loss) to average net assets (%) **      (.24)           .37          (.70)        (.66)        (.37)
Portfolio turnover (%)                    14.75           8.94          5.23        11.01        17.98

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended December 31, 2005, average net assets were $125,274.000.

(a) Calculated using average shares. For the year ended December 31, 2005, average shares were 25,820,000.

(b) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Effective March 1, 2004, the Manager voluntarily agreed to limit the Fund's expenses to 0.80% of the Fund's average net assets.

(d) Effective May 1, 2003 through February 29, 2004, the Manager voluntarily agreed to limit the Fund's expenses to 1.00% of the Fund's average net assets.

(e) Effective October 27, 2000 through April 30, 2003, the Manager voluntarily agreed to limit the Fund's expenses to 0.85% of the Fund's average net assets.

(f) For the year ended December 31, 2004, the Manager voluntarily reimbursed the Fund for tax expense incurred. Excluding that reimbursement, the Fund's ratio of expenses to average net assets would have been 0.85%, and the Fund's total return would not have changed.

USAA Nasdaq-100 Index Fund - 14

----------------------------------------------------------------------------
ADDITIONAL INFORMATION
ON THE NASDAQ-100 INDEX

     The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to USAA Mutual Fund, Inc. (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

     The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

                                                                 15 - Prospectus

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction, fund
                                  prices, or to exchange/redeem fund shares
                                  800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

23451-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                New York Bond Fund and New York Money Market Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA NEW YORK FUNDS
     New York Bond Fund
     New York Money Market Fund

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objective and Principal Strategies?                       1

What Are the Principal Risks of
Investing in These Funds?                                 1

Could the Value of Your Investment
in These Funds Fluctuate?                                 2

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                          10

Using Mutual Funds in an
Investment Program                                       11

How to Invest                                            11

How to Redeem                                            13

How to Exchange                                          14

Other Important Information
About Purchases, Redemptions
and Exchanges                                            15

Shareholder Information                                  16

Financial Highlights                                     19

Appendix A                                               21

[BLANK PAGE]

--------------------------------------------------------------------------------
USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     NEW YORK BOND FUND

     The New York Bond Fund invests in long-term investment-grade New York tax-exempt securities. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     NEW YORK MONEY MARKET FUND

     The New York Money Market Fund invests in high-quality New York tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities.

     Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 6 for more information.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     |X| Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     |X| Diversifying the Funds' portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

                                                                  1 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

     |X| IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the New York Bond Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     |X| IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the New York Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in New York tax-exempt securities.


     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     |X| Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     |X| Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the New York Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in these Funds. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.


COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the New York Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the New York Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

USAA New York Funds - 2

----------------------------------------------------------------------------

     The value of the securities in which the New York Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

           ================================================================
            [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
           ================================================================

     NEW YORK BOND FUND

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR   TOTAL RETURN
                              1996            3.73%
                              1997           10.64%
                              1998            6.68%
                              1999           -5.08%
                              2000           14.86%
                              2001            4.38%
                              2002            9.54%
                              2003            5.57%
                              2004            4.74%
                              2005            3.75%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

             BEST QUARTER*                       WORST QUARTER*
             6.12% 4th Qtr. 2000           -2.36% 2nd Qtr. 2004

       * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                                                                  3 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

============================================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
                                             PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS      10/15/90
------------------------------------------------------------------------------------------------------------
Return Before Taxes                            3.75%          5.58%           5.76%             6.97%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions            3.75%          5.58%           5.76%             6.89%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                        1.87%          1.28%           2.24%             2.52%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*          3.51%          5.59%           5.71%             6.92%+
(reflects no deduction for fees,
expenses, or taxes)
------------------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Index**   3.31%          4.95%           4.92%              6.33%+
(reflects no deduction for taxes)
------------------------------------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper New York Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in New York State and New York City.

+    The performance of the Lehman Brothers  Municipal Bond Index and the Lipper
     New York Municipal Debt Funds Index is calculated with a commencement date of September 30, 1990, while the Fund's inception date is October 15, 1990.
     There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE NEW YORK  BOND  FUND'S  RETURN  WAS A TAX  PREFERENCE  ITEM FOR
     PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
===============================================================================================================

     NEW YORK MONEY MARKET FUND

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                        CALENDAR YEAR     TOTAL RETURN
                              1996            3.20%
                              1997            3.28%
                              1998            3.05%
                              1999            2.85%
                              2000            3.67%
                              2001            2.31%
                              2002            0.96%
                              2003            0.59%
                              2004            0.69%
                              2005            1.87%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

             BEST QUARTER*                       WORST QUARTER*
             0.96% 2nd Qtr. 2000            0.11% 1st Qtr. 2004

    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS      10/15/90
-------------------------------------------------------------------------------
New York Money
Market Fund           1.87%          1.28%           2.24%          2.52%
-------------------------------------------------------------------------------
   NONE OF THE NEW YORK MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
===============================================================================

USAA New York Funds - 4

----------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

       ======================================================================
         [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

         [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME
                    EARNED IS ASSUMED TO BE REINVESTED.
        ======================================================================

     NEW YORK BOND FUND

     The New York Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2005, was 3.42%.

     NEW YORK MONEY MARKET FUND

     The New York Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2005, was 2.87%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and New York State and City marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the calculations below apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a combined state and city marginal tax rate of 12.15%, the Effective Marginal Tax Rate would be 42.90%. Using this tax rate combined, the Funds' tax-equivalent yields for the period ended December 31, 2005, would be as follows:

                                               TAX-EQUIVALENT
                                      YIELD         YIELD
     =================================================================
     New York Bond Fund (30 day)       3.42%        5.99%

     New York Money
     Market Fund (7 day)               2.87%        5.03%

     Using the example, to exceed the 30-day yield of the New York Bond Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.99% per year. Likewise, to exceed the 7-day yield of the New York Money Market Fund, you would have needed a fully taxable investment that yielded more than 5.03% per year.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 21.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.


     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses before reductions of any expenses paid indirectly, if any, during the past fiscal year ended March 31, 2006, and are calculated as a percentage of average net assets (ANA).

                                        NEW YORK   NEW YORK MONEY
                                       BOND FUND    MARKET FUND

Management Fee                            .xx%a         .xx%a
Distribution and Service (12b-1) Fees     None          None
Other Expenses                            .xx%          .xx%
TOTAL ANNUAL OPERATING EXPENSES           .XX%b         .XX%b

                                                                  5 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

[footnote]
  a [A performance fee adjustment increased the management fee of 0.xx% by 0.xx% for the most recent fiscal year ended March 31, 2006.] The performance adjustment is calculated by comparing the New York Bond Fund's performance during the relevant performance period to that of the Lipper New York Municipal Debt Funds Index. See page 10 for more information about the calcualtion of the performance fee adjustment.

  b Through fee offset arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2006, the Funds' expenses paid indirectly did not affect the expense ratios of the New York Bond and New York Money Market Funds.

  c We have voluntarily agreed to limit the New York Money Market Fund's Total Annual Operating Expenses to 0.60% of its ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                           NEW YORK MONEY
                                             MARKET FUND


            Actual Total Annual Operating Expenses    .xx%
            Reimbursement From IMCO                  (.xx%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                     .XX%

          ========================================================
           [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
           ========================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                       1 YEAR     3 YEARS     5 YEARS    10 YEARS
  =======================================================================
  New York Bond Fund    $xx         $xxx        $xxx        $xxx
  New York Money
  Market Fund           $xx         $xxx        $xxx        $xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by New York State, its political subdivisions, municipalities and public authorities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from New York State and New York City personal income taxes.

     These securities include municipal debt obligations that have been issued by New York and its political subdivisions and duly constituted state and local authorities and corporations. We refer to these securities as New York tax-exempt securities. New York tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the New York Legislature has granted an exemption from state and city personal income taxes for most New York municipal securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     |X| GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     |X| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     |X| MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation;

     |X| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

USAA New York Funds - 6

----------------------------------------------------------------------------


     |X|  INVERSE  FLOATING  RATE  SECURITIES  (except the New York Money Market
          Fund)  whose  coupons  vary   inversely  with  changes  in  short-term
          tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

     |X| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     For a further description of these securities and other securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax and New York State and New York City personal income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN NEW YORK TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of New York tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to New York tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal income tax and New York State and City personal income taxes; and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of New York tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the New York Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in New York issuers. New York tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of New York issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within New York to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the New York Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for New York tax-exempt securities for an extended period of time:

     |X| Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

                                                                  7 - Prospectus

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

     |X| Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     |X| Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     |X| Bankruptcy or financial distress of a prominent municipal issuer within the state.

     |X| Economic issues that affect critical industries or large employers or that weaken real estate prices.

     |X|  Reductions in federal or state financial aid.

     |X|  Imbalance  in  the  supply  and  demand  for  the  state's   municipal
          securities.

     |X| Developments that may change the tax treatment of New York tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other   considerations   affecting  the  Funds'  investments  in  New  York
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW]   DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and will also be exempt from New York State and City personal income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     |X| Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     |X| Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     |X| Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     NEW YORK BOND FUND

     [ARROW]   WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co. Inc., (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best. If the security is not rated by one of these rating agencies, we must determine that the security is of equivalent investment quality. In addItion, up to 10% of the Fund's assets may be invested in below investment-grade securities.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities,

USAA New York Funds - 8

----------------------------------------------------------------------------

     as well as securities rated or subject to a guarantee or obligor that is rated within the categories listed by at least one of the following rating agencies:

                     LONG-TERM          SHORT-TERM
    RATING AGENCY    DEBT SECURITIES    DEBT SECURITIES
  ================================================================
    Moody's          At least Baa 3     At least Prime-3
                                        or MIG3
    S&P              At least BBB-      At least A-3 or SP-2
    Fitch            At least BBB-      At least F3
    Dominion         At least BBB low   At least R-2 low
    A.M. Best        At least bbb       At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW]   HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     [ARROW] WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

     NEW YORK MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     |X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     |X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     |X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     |X|  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     |X|  Moody's Investors Service
     |X|  Standard & Poor's Ratings Group
     |X|  Fitch Ratings
     |X|  Dominion Bond Rating Service Limited
     |X|  A.M. Best Co. Inc.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

                                                                  9 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

         =====================================================================
           [ARROW]  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED
                    BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
         =====================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW]   HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

     For additional information about investment policies and the types of securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     =========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     =========================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's investment advisory agreement will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2006.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each sub-adviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the New York Bond and New York Money Market Funds combined, and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the New York Bond Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper New York Municipal Debt Funds Index. The base fee for the New York Bond Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the New York Bond Fund's performance to that of the Lipper Index over the performance period. The performance period for the New York Bond Fund consists of the current month plus the previous 35 months.

USAA New York Funds - 10

----------------------------------------------------------------------------

     The annual performance adjustment rate is multiplied by the average net assets of the New York Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
   ====================================================================
            +/- 20 to 50                   +/- 4
            +/- 51 to 100                  +/- 5
         +/- 101 and greater               +/- 6

[FOOTENOTE]
       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the New York Bond Fund will pay a positive performance fee adjustment for a performance period whenever the New York Bond Fund outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee for the New York Bond Fund of [0.xx% by 0.xx%.]

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     NEW YORK BOND FUND

     CLIFFORD A. GLADSON, CFA, senior vice president of Fixed Income Investments, has managed the Fund since November 1999. He has 19 years of investment management experience and has worked for us for 16 years.
     Education: B.S., Marquette University; M.S., the University of Wisconsin-Milwaukee. Mr. Gladson holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     NEW YORK MONEY MARKET FUND

     ANTHONY M. ERA, JR., assistant vice president of Money Market Funds, has managed the Fund since June 2003. He has 19 years of investment management experience and has worked for us for 18 years. Education: B.A., Creighton University, Omaha, Nebraska; M.A. in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA Institute, the CFA Society of San Antonio, the Financial Services Analysts Association, New York, and the National Federation of Municipal Analysts.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM


     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in

                                                                 11 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

     another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 18 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000

     ADDITIONAL PURCHASES

     |X| $50 minimum per transaction, per account (except on transfers from brokerage accounts into the New York Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log

USAA New York Funds - 12

----------------------------------------------------------------------------

          on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                     REGULAR MAIL:
                     USAA Investment Management Company
                     P.O. Box 659453
                     San Antonio, TX 78265-9825

                     REGISTERED OR EXPRESS MAIL:
                     USAA Investment Management Company
                     9800 Fredericksburg Road
                     San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the New York Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY,

                                                                 13 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

     SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

                   REGULAR MAIL:
                   USAA Investment Management Company
                   P.O. Box 659453
                   San Antonio, TX 78265-9825

                   REGISTERED OR EXPRESS MAIL:
                   USAA Investment Management Company
                   9800 Fredericksburg Road
                   San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     CHECKWRITING

     |X| Checks can be issued for the New York Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                   USAA Shareholder Account Services
                   P.O. Box 659453
                   San Antonio, TX 78265-9825

     You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only New York residents may exchange into a New York Fund.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the New York Bond Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The New York Bond Fund may

USAA New York Funds - 14

----------------------------------------------------------------------------

     still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE NEW YORK BOND FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the New York Bond Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE NEW YORK BOND FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the New York Bond Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

                                                                 15 - Prospectus

USAA NEW YORK FUNDS
----------------------------------------------------------------------------

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X|  Calculate the NAV per share on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.


SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

      ====================================================
      [ARROW] FUND NUMBER
              New York Bond Fund                       62
              New York Money Market Fund               63
      ====================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

      ========================================================
      [ARROW] NEWSPAPER SYMBOL
              New York Bond Fund                         NYBd

      [ARROW] TICKER SYMBOL
              New York Bond Fund                        USNYX
              New York Money Market Fund                UNYXX
      ========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the

USAA New York Funds - 16

----------------------------------------------------------------------------

     NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

    ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Securities  of  the  New  York  Bond  Fund  are  generally  traded  in  the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities purchased with maturities of 60 days or less and all securities of the New York Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the New York Bond Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the New York Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the New York Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.


     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the New York Bond Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the New York Bond Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than New York, we will mail a check for proceeds of income dividends to you monthly. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

                                                                 17 - Prospectus

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on pages x and x, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that any Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of New York Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     NEW YORK TAXATION

     The following is only a general summary of certain New York state and local tax considerations generally affecting the Funds' shareholders. This is not intended as a substitute for careful tax planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

     Each Fund intends to satisfy the requirements of applicable law so as to pay dividends, as described below, that are exempt from New York State and New York City personal income taxes. Dividends derived from interest on qualifying New York Municipal Obligations (including certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and Guam) will be exempt from New York State and New York City personal income taxes, but not New York State corporate franchise tax or New York City general corporation tax. Investment in a Fund, however, may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Funds. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Dividends and distributions derived from income (including capital gains on all New York Municipal Obligations) other than interest on qualifying New York Municipal Obligations are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes. You will receive an annual notification stating your portion of each Fund's tax-exempt income attributable to qualified New York Municipal Obligations.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual

USAA New York Funds - 18

----------------------------------------------------------------------------

     copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended March 31, 2006 through 2003, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information prior to fiscal year 2003, was audited by another independent registered public accounting firm.

NEW YORK BOND FUND


                                           YEAR ENDED MARCH 31,
                       ---------------------------------------------------------
                          2006       2005       2004       2003       2002
                       ---------------------------------------------------------
Net asset value at
  beginning of period   $         $   12.06  $   11.93  $   11.37  $   11.58

Income (loss) from
  investment
  operations:
   Net investment income                .52        .54        .54        .57
   Net realized and
    unrealized gain (loss)             (.17)       .13        .56       (.21)
                       ---------------------------------------------------------
Total from investment
  operations                            .35        .67       1.10        .36
                       ---------------------------------------------------------
Less distributions:
  From net investment
   income                              (.52)      (.54)      (.54)      (.57)
                       ---------------------------------------------------------
Net asset value at
  end of period        $          $   11.89  $   12.06  $   11.93  $   11.37
                       =========================================================
Total return (%)*                      3.03       5.72       9.83       3.10
Net assets at end
  of period (000)      $          $ 132,381  $ 130,742  $ 128,765  $ 114,711
Ratio of expenses
  to average net
  assets (%)**(b)                       .70        .69        .68        .61(a)
Ratio of expenses
  to average net
  assets, excluding
  reimbursements (%)**(b)                -         -         -           .61
Ratio of net investment
  income to average
  net assets (%)**                     4.41       4.48       4.59       4.89
Portfolio turnover (%)                12.96       7.94      12.03       9.41

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2006, average net assets were [$128,161,000.]

(a) Prior to August 1, 2001, the Manager had voluntarily agreed to limit the Fund's expense ratio to 0.50% of the Fund's average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       (.00%)(+)  (.00%)(+)  (.00%)(+)  (.02%)

     (+) Represents less than 0.01% of average net assets.

                                                                 19 - Prospectus

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

NEW YORK MONEY MARKET FUND

                                           YEAR ENDED MARCH 31,
                       ---------------------------------------------------------
                           2006      2005      2004       2003       2002
                       ---------------------------------------------------------
Net asset value at
 beginning of period   $    1.00  $    1.00  $    1.00  $    1.00  $    1.00

Income from investment
 operations:
  Net investment income                 .01        .01        .01        .02

Less distributions:
 From net investment
  income                               (.01)      (.01)      (.01)      (.02)
                       ---------------------------------------------------------
Net asset value at
 end of period         $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                       =========================================================
Total return (%)*                       .90        .53        .90       1.79
Net assets at end
 of period (000)                  $  82,631  $  76,324  $  91,767  $  99,314
Ratio of expenses
 to average net
 assets (%)**(c)                        .60(a)     .60(a)     .60(a)     .57(a)
 Ratio of expenses
 to average  net
 assets, excluding
 reimbursements (%)**(c)                .64        .65        .63        .60
Ratio of net investment
 income to average
 net assets (%)**                       .90        .53        .90       1.77

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2006, average net assets were [$]

(a) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.60% of the Fund's average annual net assets.

(b) Prior to August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.50% of the Fund's average annual net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the Fund's expense ratios.


USAA New York Funds - 20

                                   APPENDIX A
----------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

Combined 2006 Federal Income Tax and
New York State Personal Income Tax Rates

Assuming a Federal
Marginal Tax Rate of:     25.0%         28.0%         33.0%        35.0%

and a State Rate of:      6.85%         7.25%         7.25%        7.70%

The Effective Marginal
Tax Rate Would be:      30.14%(a)      33.22%(b)     37.86%(c)    40.01%(d)

To Match a Double
Tax-Free Yield of:    A Fully Taxable Investment Would Have to  Pay You:

================================================================================
       1.00%              1.43%         1.50%         1.61%        1.67%
--------------------------------------------------------------------------------
       1.50%              2.15%         2.25%         2.41%        2.50%
--------------------------------------------------------------------------------
       2.00%              2.86%         2.99%         3.22%        3.33%
--------------------------------------------------------------------------------
       2.50%              3.58%         3.74%         4.02%        4.17%
--------------------------------------------------------------------------------
       3.00%              4.29%         4.49%         4.83%        5.00%
--------------------------------------------------------------------------------
       3.50%              5.01%         5.24%         5.63%        5.83%
--------------------------------------------------------------------------------
       4.00%              5.73%         5.99%         6.44%        6.67%
--------------------------------------------------------------------------------
       4.50%              6.44%         6.74%         7.24%        7.50%
--------------------------------------------------------------------------------
       5.00%              7.16%         7.49%         8.05%        8.33%
--------------------------------------------------------------------------------
       5.50%              7.87%         8.24%         8.85%        9.17%
--------------------------------------------------------------------------------
       6.00%              8.59%         8.98%         9.66%       10.00%
--------------------------------------------------------------------------------
       6.50%              9.30%         9.73%        10.46%       10.83%
--------------------------------------------------------------------------------
       7.00%             10.02%        10.48%        11.26%       11.67%
================================================================================

(a)   Federal Rate of 25.0% + (New York State Rate of 6.85%  x (1-25.0%))

(b)   Federal Rate of 28.0% + (New York State Rate of 7.25%  x (1-28.0%))

(c)   Federal Rate of 33.0% + (New York State Rate of 7.25%  x (1-33.0%))

(d)   Federal Rate of 35.0% + (New York State Rate of 7.70%  x (1-35.0%))

     Where applicable, the table assumes the highest state and city rates corresponding to the federal marginal tax rate. An investor's tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For taxpayers who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Likewise, for shareholders who are subject to income taxation by states other than New York, tax-free yields may be equivalent to lower taxable yields than those shown above. The above table does not apply to corporate investors.

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.

                                                                 21 - Prospectus

--------------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

Combined 2006 Federal Income Tax and New York
State and New York City Personal Income Tax Rates

Assuming a Federal
Marginal Tax Rate of:      25.0%         28.0%         33.0%        35.0%

and a Combined State
and City Rate of:         10.50%        11.30%        11.30%       12.15%

The Effective Marginal
Tax Rate Would be:        32.87%(e)     36.14%(f)     40.57%(g)    42.90%(h)

To Match a Triple
Tax-Free Yield of:         A Fully Taxable Investment Would Have to Pay You:

================================================================================
         1.00%             1.49%         1.57%         1.68%        1.75%
--------------------------------------------------------------------------------
         1.50%             2.23%         2.35%         2.52%        2.63%
--------------------------------------------------------------------------------
         2.00%             2.98%         3.13%         3.37%        3.50%
--------------------------------------------------------------------------------
         2.50%             3.72%         3.91%         4.21%        4.38%
--------------------------------------------------------------------------------
         3.00%             4.47%         4.70%         5.05%        5.25%
--------------------------------------------------------------------------------
         3.50%             5.21%         5.48%         5.89%        6.13%
--------------------------------------------------------------------------------
         4.00%             5.96%         6.26%         6.73%        7.00%
--------------------------------------------------------------------------------
         4.50%             6.70%         7.05%         7.57%        7.88%
--------------------------------------------------------------------------------
         5.00%             7.45%         7.83%         8.41%        8.76%
--------------------------------------------------------------------------------
         5.50%             8.19%         8.61%         9.25%        9.63%
--------------------------------------------------------------------------------
         6.00%             8.94%         9.39%        10.10%       10.51%
--------------------------------------------------------------------------------
         6.50%             9.68%        10.18%        10.94%       11.38%
--------------------------------------------------------------------------------
         7.00%            10.43%        10.96%        11.78%       12.26%
================================================================================

(e) Federal Rate of 25.0% + (New York State Rate of 6.85% + City Rate of 3.65% x (1-25.0%))

(f) Federal Rate of 28.0% + (New York State Rate of 7.25% + City Rate of 4.05% x (1-28.0%))

(g) Federal Rate of 33.0% + (New York State Rate of 7.25% + City Rate of 4.05% x (1-33.0%))

(h) Federal Rate of 35.0% + (New York State Rate of 7.70% + City Rate of 4.45% x (1-35.0%))

     Where applicable, the table assumes the highest state and city rates corresponding to the federal marginal tax rate. An investor's tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For taxpayers who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Likewise, for shareholders who are subject to income taxation by states other than New York, tax-free yields may be equivalent to lower taxable yields than those shown above. The above table does not apply to corporate investors.

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.

USAA New York Funds - 22

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Each Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

17001-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                        Precious Metals and Minerals Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA PRECIOUS METALS AND MINERALS Fund

     An equity fund seeking long-term capital appreciation and to protect the purchasing power of your capital against inflation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        5

How to Invest                                             6

How to Redeem                                             7

How to Exchange                                           8

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  10

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation. Our strategy to achieve these objectives will be to normally invest at least 80% of the Fund's assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon 60 days' notice to shareholders. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are the increased volatility of precious metals and minerals securities, stock market risk, foreign investing risk, management risk, and nondiversification risk.

     PRECIOUS METALS AND MINERALS SECURITIES: have additional risk because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

     STOCK MARKET RISK: involves the possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     FOREIGN INVESTING RISK: involves the possibility that the value of the Fund's investments in foreign securities will decrease because of currency exchange rate fluctuations, foreign market illiquidity, emerging market risk, increased price volatility, uncertain political conditions, exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     MANAGEMENT RISK: involves the possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     NONDIVERSIFICATION RISK: The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                                                                  1 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund will invest in equity securities of companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund is extremely volatile and may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of industries.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                      0.00%
                    1997                    -38.19%
                    1998                      1.09%
                    1999                      7.17%
                    2000                    -14.98%
                    2001                     30.97%
                    2002                     67.61%
                    2003                     71.43%
                    2004                    -10.75%
                    2005                     39.25%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

        BEST QUARTER*                               WORST QUARTER*
        38.91% 1st Qtr. 2002                 -29.05% 4th Qtr. 1997

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA Precious Metals and Minerals Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                      PAST 1     PAST 5    PAST 10     INCEPTION
                                       YEAR       YEARS     YEARS       8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                   39.25%     36.14%    10.29%       4.90%
--------------------------------------------------------------------------------
Return After Taxes on Distributions   39.09%     35.18%     9.88%       4.52%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares               25.71%     32.09%     8.92%       4.12%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no
deduction for fees, or taxes)          4.91%      0.54%     9.07%      12.69%+
--------------------------------------------------------------------------------
Philadelphia Gold & Silver Index*
(reflects no deduction for fees,
expenses or taxes)                    30.55%     21.72%     2.02%         N/A
--------------------------------------------------------------------------------
London Gold* (reflects no
deduction for fees, expenses or
taxes)                                17.77%     13.31%     2.86%       1.83%+
--------------------------------------------------------------------------------
Lipper Gold Funds Index** (reflects
no deduction for taxes)               33.43%     30.37%     5.22%       4.56%+

  * The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The Philadelphia Gold & Silver Index is an index representing nine holdings in the gold and silver sector, typically referred to as the XAU. London Gold represents the performance of gold bullion by tracking the price of gold set in London.

  ** The Lipper Gold Funds Index tracks the total return performance of the 10 largest funds within the Gold-Oriented Funds category. This category includes funds that invest at least 65% of their equity portfolio in shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

  + The performance of the S&P 500 Index, London Gold, and Lipper Gold Funds Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets.

        Management Fee                                 .xx%a

        Distribution and Service (12b-1) Fees          None

        Other Expenses                                 .xx%

        TOTAL ANNUAL OPERATING EXPENSES               X.XX%b

[footnote]
  a A performance fee adjustment increased the management fee of x.xx% by x.xx% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance also during the relevant performance period to that of the Lipper Gold Funds Index. See page 4-5 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.23%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                  3 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR    3 YEARS   5 YEARS     10 YEARS
             ---------------------------------------------
                $xxx       $xxx      $xxx       $xxxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest at least 80% of its assets during normal market conditions in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     Since the majority of the Fund's assets will be invested in companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. We define "principally engaged" to mean that a majority of a company's revenue, earnings, or cash flow comes from the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds, or that a majority of a company's asset value as determined by the investment adviser comes from gold and other precious metals and minerals, such as platinum, silver, and diamonds.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     If we believe the outlook for these types of securities is unattractive, as a temporary defensive measure, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

     We may invest the  remainder of the Fund's  assets in equity  securities of
     natural  resource   companies,   such  as  those  engaged  in  exploration,
     production, or processing of base metals, oil, coal, or forest products.

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     We may invest the Fund's assets in foreign securities purchased in either foreign or U.S. markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at a reasonable valuation on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio

USAA Precious Metals and Minerals Fund - 4

--------------------------------------------------------------------------------

     (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Gold Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
       (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
    -------------------------------------------------------------------
         +/- 100 to 400                          +/- 4
         +/- 401 to 700                          +/- 5
       +/- 701 and greater                       +/- 6

[footnote]
 1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Gold Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of x.xx% by x.xx%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     MARK W. JOHNSON, CFA, assistant vice president of Equity Investments, has managed the Fund since January 1994. He has 31 years of investment management experience and has worked for us for 17 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.
                                                                  5 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

USAA Precious Metals and Minerals Fund - 6

--------------------------------------------------------------------------------

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Service Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has

                                                                  7 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

     cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll   free  800-531-8448  to   speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However,

USAA Precious Metals and Minerals Fund - 8

--------------------------------------------------------------------------------

     each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do

                                                                  9 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

     not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account  with less than $250,  with certain  limitations;  and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for the Fund, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                 50
     [ARROW] NEWSPAPER SYMBOL                        PrecMM
     [ARROW] TICKER SYMBOL                            USAGX
     ---------------------------------------------------------

USAA Precious Metals and Minerals Fund - 10

--------------------------------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other that exchange traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they are traded. Futures contracts are valued on the basis of last sale prices.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

                                                                 11 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive the distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL  GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

USAA Precious Metals and Minerals Fund - 12

--------------------------------------------------------------------------------

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statement, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA PRECIOUS METALS AND MINERALS FUND
--------------------------------------------------------------------------------

                                                       YEAR ENDED MAY 31,
                                    -------------------------------------------------------
                                       2006      2005        2004        2003       2002
                                    -------------------------------------------------------
Net asset value at beginning
 of period                          $         $   14.52   $   10.70   $   11.71   $    5.84
                                    -------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income
   (loss)(a)                                        .01       (.07)         .02        (.01)
  Net realized and unrealized
   gain (loss)(a)                                  (.78)       4.75        (.65)       5.93
                                    -------------------------------------------------------
Total from investment
 operations(a)                                     (.77)       4.68        (.63)       5.92
                                    -------------------------------------------------------
Less distributions:
From net investment income                           -         (.86)       (.38)       (.05)
From realized capital gains                        (.15)        -           -            -
                                    -------------------------------------------------------
Total distributions                                (.15)       (.86)       (.38)       (.05)
                                    -------------------------------------------------------
Net asset value at end
 of period                                    $   13.60   $   14.52   $   10.70   $   11.71
                                    =======================================================
Total return (%)*                                 (5.39)      42.39       (5.11)     101.95
Net assets at end of period (000)             $ 275,768   $ 291,609   $ 156,192   $ 149,679
Ratio of expenses to average
 net assets (%)**(b)                               1.26        1.26        1.47        1.56
Ratio of net investment income
 (loss) to average  net assets (%)**                .06        (.49)        .20        (.16)
Portfolio turnover (%)                            26.74       27.09       31.39       40.61

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended May 31,  2006,  average nets assets were [$305,358,000].

(a) Calculated using average shares. For the year ended May 31, 2006, average shares were [20,759,000].

(b)  Reflects total  operating expenses of the Fund before any reductions of any expenses paid  indirectly.  The Fund's  expenses paid  indirectly decreased
     the expense ratios as follows:               (.03%)      (.03%)      (.00%)+     (.00%)+

     + Represents less than 0.01% of average net assets.

USAA Precious Metals and Minerals Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                    ------------------------------------
                       INSURANCE * MEMBER SERVICES

23446-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                            Science & Technology Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA SCIENCE & TECHNOLOGY Fund

     An equity fund seeking long-term capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is long-term capital appreciation. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon 60 days' notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser of the Fund. Wellington Management is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, industry risk, foreign investing risk, and management risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     INDUSTRY RISK: The possibility that the Fund's investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaran-

                                                                 1 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

     teed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. The Fund's portfolio consists of companies whose value is highly dependent on scientific and technological developments. Many of the products and services of these companies are subject to short life cycles and competitive pressures. Therefore, the market value of the Fund's portfolio securities and the Fund's price per share are likely to fluctuate significantly.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                CALENDAR YEAR            TOTAL RETURNS
                    1998*                    46.64%
                    1999                     47.04%
                    2000                    -16.66%
                    2001                    -38.92%
                    2002                    -38.63%
                    2003                     52.99%
                    2004                      3.15%
                    2005                     11.16%

                           SIX-MONTH YTD TOTAL RETURN
                                 XX.X% (6/30/06)

                BEST QUARTER**            WORST QUARTER**
                34.75% 4th Qtr. 2001      -37.99% 3rd Qtr. 2001

     [FOOTNOTE]
     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the technology sector, and August 9, 2003, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets invested in the science sector. Prior to those dates, IMCO was solely responsible for managing all or a portion of the Fund's assets.

USAA Science & Technology Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                SINCE
                                      PAST 1      PAST 5        INCEPTION
                                       YEAR       YEARS          8/1/97
--------------------------------------------------------------------------------
Return Before Taxes                    11.16%       -8.04%        0.83%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    11.16%       -8.04%        0.76%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                7.25%        -6.65%        0.68%
--------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no
deduction for fees, expenses,
or taxes)                              4.91%         0.54%        4.84%+
--------------------------------------------------------------------------------
Lipper Science & Technology Funds
Index** (reflects no deduction
for taxes)                             5.37%        -8.68%        2.53%+
--------------------------------------------------------------------------------

[FOOTNOTES]
* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

** The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks.

+ The performance of the Lipper Science & Technology Funds Index and the S&P 500 Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

          Management  Fee                                      .78%a

          Distribution and Service (12b-1) Fees                 None

          Other Expenses                                       .81%

          TOTAL ANNUAL OPERATING EXPENSES                     1.59%b

[FOOTNOTES]
     a A performance fee adjustment increased the management fee of 0.75% by 0.03% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Science & Technology Funds Index. See page 5 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses.
          Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.54%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR      3 YEARS        5 YEARS       10 YEARS
        ---------------------------------------------------------
            $162         $502           $866          $1,889

                                                                 3 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest at least 80% of the Fund's assets in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances  and  improvements.  The  "equity  securities"  in which  the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     The Fund's securities generally will not be traded for short-term profits; however, if circumstances warrant, the Fund's securities may need to be actively and frequently traded to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance; therefore, the anticipated benefits of trading will be weighed carefully.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 50% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] IN WHAT INDUSTRIES WILL THE FUND'S ASSETS BE INVESTED?

     At least 80% of the Fund's net assets will be invested in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, specialized health care services, aerospace and defense, and other industries Wellington Management believes may benefit directly or indirectly from research and development in the science and technology fields. The Fund's remaining assets may be invested in any other industry.

     [ARROW] HOW ARE THE DECISIONS TO BUY OR SELL SECURITIES MADE?

     Security selection decisions are based on in-depth fundamental analysis and valuation. Stocks purchased in the portfolio typically share the following attributes:

     *    A positive change in operating results is anticipated
     *    Unrecognized or undervalued capabilities are present
     *    High-quality management that is able to deliver shareholder value

     Stocks are typically sold when:

     *    Target prices are achieved
     *    There is a negative change in the company's fundamental outlook
     *    More attractive values are available in a comparable company

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES on page 14.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period end January 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees

USAA Science & Technology Fund - 4

-------------------------------------------------------------------------------

     as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

    OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1         OF THE FUND'S AVERAGE NET ASSETS)
    -----------------------------------------------------------------
          +/- 100 to 400                        +/- 4
          +/- 401 to 700                        +/- 5
        +/- 701 and greater                     +/- 6

[FOOTNOTE]
      1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment increased the management fee of 0.75% by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2006, Wellington Management had approximately $XXX billion in assets under management. Wellington Management is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     The Fund is managed by teams of senior investment professionals with Joseph
     H. Schwartz acting as portfolio coordinator for the science sector portion of the Fund and Scott E. Simpson acting as portfolio coordinator for the technology sector portion of the Fund.

     JOSEPH H. SCHWARTZ, CFA, senior vice president of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has served as the portfolio coordinator for the science portion of the Fund since August 2003.

     SCOTT E. SIMPSON, senior vice president of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has served as portfolio coordinator for the technology portion of the Fund since June 2002.

     JOHN F. AVERILL, CFA, senior vice president of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

     BRUCE L. GLAZER, senior vice president of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

     ANITA M. KILLIAN, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the technology portion of the Fund

                                                                  5 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

     since June 2002. Prior to joining the firm, Ms. Killian was an investment professional with VALUEQUEST/TA (1997-2000).

     VIKRAM MURTHY, vice president of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002. Prior to joining the firm, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999).

     ERIC STROMQUIST, senior vice president of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment pro-

USAA Science & Technology Fund - 6

-------------------------------------------------------------------------------

     fessional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS -USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

                                                                  7 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

     HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

             REGULAR MAIL:
             USAA Investment Management Company
             P.O. Box 659453
             San Antonio, TX 78265-9825

             REGISTERED OR EXPRESS MAIL:
             USAA Investment Management Company
             9800 Fredericksburg Road
             San Antonio, TX 78240

USAA Science & Technology Fund - 8

-------------------------------------------------------------------------------

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 10.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     * Transactions done under automatic purchase plans and systematic withdrawal plans;

     * Transactions done to meet minimum distribution requirements from retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual

                                                                 9 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

     funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews

USAA Science & Technology Fund - 10

-------------------------------------------------------------------------------

     net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  31
     [ARROW] NEWSPAPER SYMBOL                        SciTech
     [ARROW] TICKER SYMBOL                             USSCX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is val-

                                                                 11 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

     ued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sale prices.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will

USAA Science & Technology Fund - 12

-------------------------------------------------------------------------------

     be invested in your account at the then-current NAV per share. This may not apply to IRA accounts.

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

                                                              YEAR ENDED JULY 31,
                                    ---------------------------------------------------------------------
                                       2005        2004         2003           2002          2001
                                    ---------------------------------------------------------------------
Net asset value at beginning
 of period                         $    8.48   $    7.72    $    6.22    $    10.73    $    21.06
                                   ----------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment loss(a)                 (.02)       (.10)        (.09)         (.13)         (.16)
 Net realized and unrealized
 gain (loss)(a)                         1.32         .86         1.59         (4.38)       (10.17)
                                   ----------------------------------------------------------------------
Total from investment operations (a)    1.30         .76         1.50         (4.51)       (10.33)
                                   ----------------------------------------------------------------------
Net asset value at end of period   $    9.78   $    8.48    $    7.72    $    6.22     $    10.73
                                   ======================================================================
Total return (%)*                      15.33        9.84        24.12       (42.03)        (49.03)
Net assets at end of period (000)  $ 331,968   $ 332,801    $ 291,021    $ 218,752     $  368,832
Ratio of expenses to average net
  assets (%) *(b)                       1.59        1.58         2.03          1.79          1.31
Ratio of net investment loss to
 average  net assets (%) *              (.18)      (1.14)       (1.45)        (1.48)        (1.05)
Portfolio turnover (%)                130.82      150.73       119.07        107.55         57.45

[FOOTNOTES]
*    For the year ended July 31, 2005, average net assets were $326,485,000.

(a) Calculated using average shares. For year ended July 31, 2005, average shares were 36,745,000.

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        (.05%)      (.06%)       (.05%)        (.00%)+       (.01%)

     +    Represents less than 0.01% of average net assets.

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

30227-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                              Short-Term Bond Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA SHORT-TERM BOND Fund

     A fixed-income fund seeking high current income consistent with preservation of principal.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         4

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  10

Financial Highlights                                     12

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is high current income consistent with preservation of principal. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. This 80% policy may be changed upon 60 days' notice to shareholders. We will maintain a dollar-weighted average portfolio maturity of three years or less. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are credit risk, interest rate risk, prepayment risk, management risk, the risk of investing in real estate investment trusts (REITs), mortgage-backed securities, and other securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that a borrower will fail to make timely payments of interest or principal on the debt security. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     * Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     * Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which

                                                                  1 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     REITS INVESTMENT RISK: Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

     U.S. GOVERNMENT SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U S. Treasury.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

    ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES THE PRICE  CHANGE IN  A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     6.31%
                    1997                     7.16%
                    1998                     5.03%
                    1999                     4.06%
                    2000                     7.12%
                    2001                     5.07%
                    2002                    -0.12%
                    2003                     4.25%
                    2004                     1.88%
                    2005                     2.29%

                           SIX-MONTH YTD TOTAL RETURN
                                 X.XX% (6/30/06)

             BEST QUARTER*                    WORST QUARTER*
             3.30% 3rd Qtr. 2001              -3.11% 4th Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax

USAA Short-Term Bond Fund - 2

-------------------------------------------------------------------------------

     return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     6/1/93
--------------------------------------------------------------------------------
Return Before Taxes                    2.29%     2.66%      4.28%       4.50%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    1.01%     0.99%      2.16%       2.35%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                1.48%     1.26%      2.33%       2.49%
--------------------------------------------------------------------------------
Lehman Brothers 1-3 Government/Credit
Index* (reflects no deduction for fees,
expenses, or taxes)                    1.77%     4.15%      5.06%       5.15%+
--------------------------------------------------------------------------------
Lipper Short Investment Grade Bond
Funds Index** (reflects no deduction
for taxes)                             1.76%     3.52%      4.51%       4.70%+
--------------------------------------------------------------------------------

[FOOTNOTES]
* The broad-based Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index made up of government, agency, corporate, and noncorporate bonds with maturities longer than one year and shorter than three years.

** The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

+ The performance of the Lehman Brothers 1-3 Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                 3 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2005, was 4.96%.

     --------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.
     --------------------------------------------------------------------------

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets.

          Management Fee                                           .20%a

          Distribution and Service (12b-1) Fees                     None

          Other Expenses                                            .36%

          TOTAL ANNUAL OPERATING EXPENSES                          .56%b

[FOOTNOTES]
a A performance fee adjustment decreased the management fee of 0.24% by 0.04% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Short Investment Grade Bond Funds Index. See page 6 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     --------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     --------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                 1 YEAR     3 YEARS     5 YEARS      10 YEARS
               -----------------------------------------------
                  $57        $179        $313          $701

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. We will maintain a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY of three years or less.

   -----------------------------------------------------------------------------
   [ARROW]  DOLLAR-WEIGHTED   AVERAGE   PORTFOLIO  MATURITY  IS   OBTAINED   BY
            MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE TOTAL DOLLAR VALUE OF THE FUND'S PORTFOLIO.
   -----------------------------------------------------------------------------

     [ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

     The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities, repurchase agreements and other securities believed to have debt-like characteristics, including synthetic securities.

     Certain bond and money market instructions, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), CMBS interest only securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations,

USAA Short-Term Bond Fund - 4
-------------------------------------------------------------------------------

     and synthetic securities are subject to special risks that are described in the statement of additional information.

     The Fund is limited to 20% of its net assets invested in preferred or convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

     The Fund will invest primarily in investment-grade securities. Although, it may invest up to 5% of its net assets in below investment grade securities, which are sometimes referred to as high-yield or "junk" bonds.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                                   LONG-TERM             SHORT-TERM
       RATING AGENCY            DEBT SECURITIES       DEBT SECURITIES
-------------------------------------------------------------------------
       Moody's Investors                              At least Prime-3
       Service                  At least Baa 3        or MIG 3/VMIG 3

       Standard & Poor's                              At least A-3
       Ratings Group            At least BBB-         or SP-2

       Fitch Ratings            At least BBB-         At least F3

       Dominion Bond
       Rating Service Limited   At least BBB low      At least R-2 low

       A.M. Best Co., Inc.      At least bbb          At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each sub-adviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance

                                                                  5 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

      OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX               (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1             OF THE FUND'S AVERAGE NET ASSETS)
    ------------------------------------------------------------------------
          +/- 100 to 400                            +/- 4
          +/- 401 to 700                            +/- 5
        +/- 701 and greater                         +/- 6

[FOOTNOTE]

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment decreased the management fee of 0.24% by 0.04%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 16 years of investment management experience and has worked for us for 11 years. Education: B.A., Franklin & Marshall College and M.B.A., Indiana University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

     At this time, the Fund's Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial

USAA Short-Term Bond Fund - 6

-------------------------------------------------------------------------------

     account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 11 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *    $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *    $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

                                                                  7 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *    To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-5318448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME)

USAA Short-Term Bond Fund - 8

-------------------------------------------------------------------------------

     WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *    Access USAA.COM.

     *    Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     *    Send a signed fax to 800-292-8177.

     *    Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     CHECKWRITING

     * Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

               USAA Shareholder Account Services
               P.O. Box 659453
               San Antonio, TX 78265-9825

     You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. You will not be charged for the use of checks or any subsequent reorders. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check results in a taxable event and is therefore reportable for federal tax purposes.

     USAA BROKERAGE SERVICES

     *    Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per cal-

                                                                  9 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     endar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *    Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

    ---------------------------------------------------------
     [ARROW] FUND NUMBER                                  36
     [ARROW] NEWSPAPER SYMBOL                       ShtTBond
     [ARROW] TICKER SYMBOL                             USSBX
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing

USAA Short-Term Bond Fund - 10

-------------------------------------------------------------------------------

     price on the exchange or primary market on which they trade. If no last sale or official closingprice is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from the Fund's net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gain distribution will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS  TO SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each  investor's tax  circumstances

                                                                11 - Prospectus

USAA SHORT-TERM BOND FUND
-------------------------------------------------------------------------------

     are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next clause, "backup withholding") and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or

     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

USAA Short-Term Bond Fund - 12

-------------------------------------------------------------------------------

                                                        YEAR ENDED JULY 31,
                              ---------------------------------------------------------------------
                                    2005          2004         2003          2002        2001
                              ---------------------------------------------------------------------
Net asset value at beginning
 of period                       $   8.98     $   9.05     $   8.99     $     9.95     $   9.70
                              ---------------------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income               .30          .30         .37            .55(b)        .65
  Net realized and unrealized
    gain (loss)                      (.11)        (.07)        .09           (.96)(b)       .25
                              ---------------------------------------------------------------------
Total from investment operations      .19          .23        .46            (.41)          .90
                              ---------------------------------------------------------------------
Less distributions:
  From net investment income         (.30)        (.30)       (.40)          (.55)         (.65)
                              ---------------------------------------------------------------------
Net asset value at end of
 period                          $   8.87     $   8.98    $    9.05     $    8.99      $   9.95
                              =====================================================================
Total return (%)*                    2.19         2.51         5.14         (4.29)         9.61
Net assets at end
 of period (000)                 $425,137     $413,897     $380,329     $ 404,048      $419,857
Ratio of expenses to average
 net assets (%)** (a)                 .56          .55          .55           .58           .46
Ratio of net investment income
 to average net assets (%)**         3.06         3.06         3.88          5.74(b)       6.67
Portfolio turnover (%)              41.97        32.02        67.33         87.55         31.80

[FOOTNOTES]
* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2005, average net assets were $416,178,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) In 2001, a change in amortization method was made as required by an accounting pronouncement. Without this change, the ratio of net investment income to average net assets would have been 5.73%. The per share net investment income and net realized and unrealized loss amounts would not have changed.

                                                                 13 - Prospectus

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

23456-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                              Small Cap Stock Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA SMALL CAP STOCK Fund

     An equity fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        7

How to Invest                                             7

How to Redeem                                             9

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  12

Financial Highlights                                     14

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Wellington Management and Batterymarch are responsible for managing the portion of the Fund's assets allocated to each of them by us.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, the risk of investing in companies with small MARKET CAPITALIZATIONS (small-cap company risk), management risk, foreign investing risk, and the risk of investing in initial public offerings.

     ---------------------------------------------------------------------------
     [ARROW] MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.
     ---------------------------------------------------------------------------

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     SMALL-CAP COMPANY RISK: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     INITIAL PUBLIC OFFERINGS (IPO) RISK: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to fac-

                                                                  1 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     tors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999.


          CALENDER YEAR            TOTAL RETURN
               2000*                 -13.92%
               2001                   -9.14%
               2002                  -10.93%
               2003                   27.36%
               2004                   18.77%
               2005                    7.96%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

      BEST QUARTER**                                       WORST QUARTER**
      17.37% 4th Qtr. 2001                           -18.89% 4th Qtr. 2000

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to December 1, 2003, which is the date on which Wellington Management and Batterymarch assumed day-to-day management of the Fund's assets.

USAA Small Cap Stock Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                       SINCE
                                                                      INCEPTION
                                        PAST 1 YEAR   PAST 5 YEARS     8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                        7.96%          5.74%         6.57%
--------------------------------------------------------------------------------
Return After Taxes on Distributions        6.20%          5.31%         6.23%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares                   6.17%          4.83%         5.62%
--------------------------------------------------------------------------------
Russell 2000(R) Index* (reflects no
deduction on fees, expenses, or taxes)     4.55%          8.22%         8.04%
--------------------------------------------------------------------------------
S&P Small Cap 600(R) Index**
(reflects no deduction on fees,
expenses, or taxes)                        7.68%         10.76%        11.51%+
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index***
(reflects no deduction for taxes)          7.56%          9.19%        10.52%+

 * The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of June 30, 2006, the average market capitalization was approximately [$x billion]; the median market capitalization was approximately [$xxx million]. The largest company in the index had an approximate market capitalization of [$x.x billion.]

 ** The S&P SmallCap 600 Index is an unmanaged market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

 *** The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 600 Index.

 + The performance of the Russell 2000 Index, the S&P SmallCap 600 Index, and the Lipper Small-Cap Core Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursements or reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                   .74%a

          Distribution and Service (12b-1) Fees            None

          Other Expenses                                   .60%

          TOTAL ANNUAL OPERATING EXPENSES                 1.34%b,c

[footnote]
  a A performance fee adjustment decreased the management a fee of 0.75% by less than 0.01% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Small-Cap Core Funds Index. See page 5 for more information about the calculation of the perfor-mance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.31%.

  c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.40% of the Fund's ANA, before reductions of any expenses paid indirectly, and reimburse the Fund for any expenses in excess of this amount. For fiscal year ended July 31, 2005, the Fund did not incur any reimbursable expenses. We can modify or terminate this arrangement at any time.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                                                  3 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

             1 YEAR      3 YEARS        5 YEARS   10 YEARS
          ----------------------------------------------------
              $136         $425           $734     $1,613

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

     [ARROW] WHAT DEFINES SMALL-CAP STOCKS?

     The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of June 30, 2006, the largest market capitalization stock in the S&P SmallCap 600 Index was approximately [$6.0] billion and the smallest market capitalization stock was approximately [$45] million. As of June 30, 2006, the largest market capitalization stock in the Russell 2000 Index was approximately [$3.8] billion and the smallest market capitalization stock was approximately [$29] million. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor's makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

     [ARROW] WILL THE FUND CONTINUE TO HOLD THESE SECURITIES IF THEIR MARKET CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

     For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     Wellington Management's small cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

     In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process.

     Stocks are sold when they achieve Wellington Management's target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

     Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is generally run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically

USAA Small Cap Stock Fund - 4

--------------------------------------------------------------------------------

     with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria.

     Stocks will be considered for sale if they appreciate beyond Batterymarch's market capitalization limits, or if their quantitative ranking falls into the sell category.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     --------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     --------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
 ---------------------------------------------------------------------
         +/- 100 to 400                            +/- 4
         +/- 401 to 700                            +/- 5
       +/- 701 and greater                         +/- 6

   (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment decreased the management fee of 0.75% by 0.01%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.40% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to 0.74% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Wellington Management and Batterymarch, under which Wellington Management and Batterymarch each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies,

                                                                 5 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2006, Wellington Management had approximately $xx billion in assets under management.

     Batterymarch is a registered investment adviser founded in 1969 and is located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2006, Batterymarch had approximately $xx billion in assets under management.

     Wellington Management and Batterymarch are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     WELLINGTON MANAGEMENT

     STEPHEN T. O'BRIEN, CFA, senior vice president of Wellington Management, has served as portfolio manager of the Fund since December 2003. Mr. O'Brien joined Wellington Management as an investment professional in 1983.

     TIMOTHY J. MCCORMACK, CFA, vice president of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Fund since December 2003. Prior to joining the firm, Mr. McCormack worked as an investment professional with Oppenheimer Capital (1994-2000).

     SHAUN F. PEDERSEN, vice president of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining Wellington Management, Mr. Pedersen worked as an investment professional with Thomas Weisel Asset Management (2001-2004) and The Boston Company (1996-2000).

     BATTERYMARCH

     ANTHONY C. SANTOSUS, CFA, has 19 years of investment experience and has managed the Fund since December 2003. Mr. Santosus joined Batterymarch's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development (1990-2001). He also served as an investment technologist and quantitative analyst at Putnam. He is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board. Education: B.S., Northeastern University.

     LISA A. SEBESTA, CFA, has eight years of investment experience and has managed the Fund since December 2003. Ms. Sebesta joined Batterymarch in 2000 as a U.S. investment specialist and was promoted to portfolio manager in 2003. Ms. Sebesta was previously a quantitative analyst at Boston Advisors, Inc. (19992000). Education: B.A., College of the Holy Cross; M.A., The Fletcher School of Law and Diplomacy.

     YU-NIEN (CHARLES) KO, CFA, has seven years of investment experience and has managed the Fund since December 2003. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. Mr. Ko was previously involved in business strategy and development at Hartford Financial Services (1999-2000). Education: B.S., Massachusetts Institute of Technology; M.B.A., the Yale School of Management.

     EDWARD R. MILLER, CFA, has 18 years of investment experience and has managed the Fund since 2004 when he joined Batterymarch. He was formerly a quantitative analyst at 1838 Investment Advisors (2003-2004) and headed Edward Miller Associates, which provided stock recommendations to several long-only and hedge funds (2000-2003). He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts, and the Financial Executives Networking Group.
     Education: B.A., Dickinson College; M.B.A.; New York University.

     MICHAEL D. SOARES, has 11 years of investment experience and has managed the Fund since December 2003. Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. Mr. Soares was promoted to portfolio manager in 2003. Education: B.A., the University of Maine; M.B.A., Bentley College.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

USAA Small Cap Stock Fund - 6

--------------------------------------------------------------------------------

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will

                                                                 7 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     * No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS -USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240
     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Small Cap Stock Fund - 8

--------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll  free   800-531-8448   to  speak   with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

                                                                 9 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 11.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for

USAA Small Cap Stock Fund - 10

--------------------------------------------------------------------------------

     the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.
                                                                 11 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ------------------------------------------------------------
     [ARROW]  FUND NUMBER                                   81
     [ARROW]  NEWSPAPER SYMBOL                         SmCpStk
     [ARROW]  TICKER SYMBOL                              USCAX
     -------------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future. You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected

USAA Small Cap Stock Fund - 12

--------------------------------------------------------------------------------

     foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

                                                                13 - Prospectus

USAA SMALL CAP STOCK FUND
--------------------------------------------------------------------------------

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended July 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002, was audited by another independent registered public accounting firm.

USAA Small Cap Stock Fund - 14

--------------------------------------------------------------------------------

                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                     2005        2004       2003         2002      2001
                                  --------------------------------------------------------
Net asset value at beginning
 of period                        $   11.82   $   10.38   $    9.61   $   10.34  $  13.17
                                  --------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income (loss)(a)       .00(d)     (.04)       (.08)       (.06)     (.11)
  Net realized and unrealized
   gain (loss)(a)                      3.34        1.48         .85        (.67)    (2.72)
                                  --------------------------------------------------------
Total from investment operations(a)    3.34        1.44         .77        (.73)    (2.83)
                                  --------------------------------------------------------
Less distributions:
  From net investment income           (.01)         -           -           -          -
  From realized capital gains          (.35)         -           -           -          -
                                  --------------------------------------------------------
Total distributions                    (.36)         -           -           -          -
                                  --------------------------------------------------------
Net asset value at end of period  $   14.80   $   11.82   $   10.38   $    9.61  $  10.34
                                  ========================================================
Total return (%) *                    28.54       13.87        8.01      (7.06)     (21.49)
Net assets at end of period (000) $ 311,167   $ 192,264   $ 125,480   $ 102,890  $ 89,120
Ratio of expenses to average
 net assets (%) **(c)                  1.34(b)     1.40(b)     1.40(b)     1.40(b)   1.46
Ratio of expenses to average
 net assets, excluding
 reimbursements (%) **(c)              1.34        1.40        1.69        1.71       -
Ratio of net investment
 income (loss) to average net
 assets (%)**                           .02       (.35)        (.85)       (.57)    (1.00)
Portfolio turnover (%)                69.09      184.27      170.37      200.14    145.32

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2005,  average net assets were $242,817,000.

(a) Calculated using average shares. For the year ended July 31, 2005, average shares were 18,465,000.

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.40% of the Fund's average net assets.

(c)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       (.03%)      (.04%)      (.00%)+     (.00%)+   (.00%)+

     + Represents less than 0.01% of average net assets.

(d)  Represents less than $0.01 per share.

                                                                15 - Prospectus

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction, fund
                                  prices, or to exchange/redeem fund shares
                                  800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

40047-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                               S&P 500 Index Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA S&P 500 INDEX Fund
     Member Shares and Reward Shares

     An index fund that seeks to match, before fees and expenses, the performance of the S&P 500 Index.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Overview of an Index Fund                                 1

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           5

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             6

How to Convert Shares                                     8

How to Redeem                                             9

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  11

Financial Highlights                                     13

Additional Information on the S&P 500 Index              16

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF AN INDEX FUND

     WHAT IS AN INDEX FUND?

     An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

     WHAT IS THE S&P 500 INDEX(1)?

     The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Each stock in the index contributes to the index in the same proportion as the value of its shares, and most of these stocks are listed on the New York Stock Exchange. See ADDITIONAL INFORMATION ON THE S&P 500 INDEX on page 16 for further information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund seeks to match, before fees and expenses, the performance of the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Northern Trust Investments, N.A. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

     In seeking to mirror the performance of the S&P 500 Index, NTI attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, cash flow and tracking error risk, and management risk.

     STOCK MARKET RISK: Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     CASH FLOW AND TRACKING ERROR RISK: While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the S&P 500 Index. Because of the differences between the index and the Fund's portfolio, the Fund may not track the S&P 500 Index perfectly.

     MANAGEMENT RISK: This Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.

[FOOTNOTE]
1 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
 "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use.
                                                                  1 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. NTI attempts to keep the Fund fully invested in securities that are representative of the S&P 500 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

     The Fund is divided into two classes of shares, Member Shares and Reward Shares. The following bar chart illustrates the volatility and performance of the Fund's Member Shares from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ====================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
             THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ====================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON MAY 1, 1996.


               CALENDER YEAR          TOTAL RETURN
                     1997*              33.03%
                     1998               28.62%
                     1999               20.67%
                     2000               -9.27%
                     2001              -12.09%
                     2002              -22.19%
                     2003               28.05%
                     2004               10.51%
                     2005                4.77%

                          THREE-MONTH YTD TOTAL RETURN
                                 4.16% (3/31/06)

             BEST QUARTER**                     WORST QUARTER**
             21.33% 4th Qtr. 1998         -17.29% 3rd Qtr. 2002

[FOOTNOTE]
     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Member Shares' and Reward Shares' average annual total returns for the periods indicated compared to those of the S&P 500 Index itself. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you. The before-tax and after-tax returns for the Reward Shares will differ.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA S&P 500 Index Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR   PAST 5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
(S&P 500 INDEX FUND MEMBER SHARES)
Return Before Taxes**                    4.77%        0.28%         8.60%
--------------------------------------------------------------------------------
Return After Taxes on Distributions**    4.51%       -0.08%         8.05%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares**                3.43%        0.08%         7.33%
--------------------------------------------------------------------------------
(S&P 500 INDEX FUND REWARD SHARES)
Return Before Taxes                      4.86%         n/a          5.58%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction
for fees, expenses, or taxes)***         4.91%        0.54%         8.64%
--------------------------------------------------------------------------------

[FOOTNOTES]
* The inception date of the S&P 500 Index Fund Member Shares is May 1, 1996, while the inception date of the S&P 500 Index Fund Reward Shares is May 1, 2002.

** Excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more.

*** The average annual total return for the S&P 500 Index from May 1, 2002--the inception date of the Fund's Reward Shares--through December 31, 2005, was 5.73%.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Fund.

     There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below for the Member Shares and Reward Shares are based on the actual expenses of the Fund, before reductions of any expenses paid indirectly or reimbursements, during the past fiscal year ended December 31, 2005, and are calculated as a percentage of average net assets (ANA).

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

       Redemption Fee                               None

       Annual Account Maintenance Fee     $10 (for Member Share
                                         accounts under $10,000)(a)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

                                      MEMBER SHARES     REWARD SHARES

Management Fee                              .10%              .10%

Distribution and Service (12b-1) Fees       None              None

Other Expenses                              .23%              .09%

TOTAL ANNUAL OPERATING EXPENSES             .33%(A,B)         .19%(C,D)

[FOOTNOTES]
     (a) USAA Shareholder Account Services, the Fund's transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. We deduct $2.50 per quarter from your account to pay the annual fee. You will not be charged this fee if you maintain an account balance of $10,000 or more. See DIVIDENDS AND OTHER DISTRIBUTIONS on page 12 for further information.

     (b) We have voluntarily agreed to limit the Member Shares' Total Annual Operating Expenses to 0.19% of the ANA of Member Shares, before reductions of any expenses paid indirectly, and to reimburse the Member Shares for certain expenses in excess of that amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Member Shares' Actual Total Annual Operating Expenses were as follows:

             Actual Total Annual Operating Expenses     .33%
             Reimbursement From IMCO                   (.14%)
             TOTAL ANNUAL OPERATING EXPENSES
               AFTER REIMBURSEMENT                      .19%

     (c) We have voluntarily agreed to limit the Reward Shares' Total Annual Operating Expenses to 0.09% of the ANA of Reward Shares, before reductions of any expenses paid indirectly, and to reimburse the Reward Shares for certain expenses in excess of that amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Reward Shares' Actual Total Annual Operating Expenses were as follows:

            Actual Total Annual Operating Expenses     .19%
             Reimbursement From IMCO                  (.10%)
             TOTAL ANNUAL OPERATING EXPENSES
               AFTER REIMBURSEMENT                     .09%

     (d) Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses (expenses paid indirectly). Total Annual Operating Expenses of the Fund reflect total expenses before reductions for expenses paid indirectly, which had no impact on the total expense ratios for the Member Shares and Reward Shares.

     ====================================================================
      [ARROW]  12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
               FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ====================================================================

                                                                  3 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund's Member Shares and Reward Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                      1 YEAR  3 YEARS    5 YEARS   10 YEARS
     =============================================================
     Member Shares      $34     $106      $185       $418
     Reward Shares      $19      $61      $107       $243

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  HOW IS THE FUND'S PORTFOLIO MANAGED?

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of the S&P 500 Index.

     The Fund uses the "sampling" method of indexing. Under this approach, the Fund selects a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the S&P 500 Index was made up of technology stocks, the Fund would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the S&P 500 Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

     [ARROW] WHAT ARE THE BENEFITS TO AN INVESTOR OF USING A PASSIVE OR INDEXING APPROACH?

     Indexing appeals to many investors because it:

     |X|  Provides   simplicity   through  a   straightforward   market-matching
          strategy,

     |X| Generally provides diversification by investing in a wide variety of companies and industries,

     |X| Tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research, and

     |X| Usually has relatively low trading activity, so total brokerage commissions tend to be lower.

     [ARROW]   HOW CLOSELY WILL THE FUND MATCH ITS INDEX?

     In seeking to mirror the performance of the S&P 500 Index, NTI will attempt to allocate the investments of the Fund among stocks in approximately the same weightings as the index itself, beginning with the stocks that make up the larger portion of the index's value.

     Over the long term (I.E., periods of three to five years), NTI will seek a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when the S&P 500 Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

     [ARROW]   WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

     Under normal market conditions, the Fund's assets will be invested, as is practical, in stocks included in the S&P 500 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options.

     The Fund will generally invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS used for nonhedging purposes may be greater than that of investments for hedging purposes.

     For a description of the futures and options the Fund may use and some of their associated risks, see INVESTMENT POLICIES in the statement of additional information.

     ====================================================================
      [ARROW] FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ARE GENERALLY USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.
     ====================================================================

USAA S&P 500 Index Fund - 4

--------------------------------------------------------------------------------

FUND MANAGEMENT

     MANAGEMENT AND ADVISORY SERVICES

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ==============================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $xx BILLION AS OF JUNE 30, 2006
     ==============================================================

     We provide investment management services to the Fund pursuant to a Management Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees approving any investment advisory agreement of the Fund will be available in the Fund's annual report to shareholders for the period ended December 31, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor a subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether a subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to a subadviser. The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocation without shareholder approval.

     For our services, the Fund pays us an annual fee of one-tenth of one percent (0.10%) of average net assets, accrued daily and paid monthly. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have voluntarily agreed to waive our annual management fees to the extent that total expenses of the Fund's Member Shares exceed 0.19% of the average net assets of Member Shares and total expenses of the Fund's Reward Shares exceed 0.09% of the average net assets of Reward Shares. We can modify or terminate these arrangements at any time.

     PORTFOLIO MANAGER

     We have entered into a Subadvisory Agreement with NTI, located at 50 S. LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-day discretionary management of the Fund's assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund's Board of Trustees and us, in accordance with the Fund's investment objective, policies, and restrictions. NTI is compensated directly by IMCO and not by the Fund.

     NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors. As of December 31, 2005, Northern Trust Corporation and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

     CHAD M. RAKVIN is primarily responsible for the day-to-day management of the Fund and has been since September 2005. Mr. Rakvin is a vice president of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Rakvin joined NTI in 2004, and has been a member of the quantitative management group for domestic index products. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.

     The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current

                                                                  5 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

     subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

     PORTFOLIO TURNOVER

     Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. We do not expect the Fund to have a high portfolio turnover rate.

    ====================================================================
      [ARROW] ANNUAL PORTFOLIO TURNOVER RATE MEASURES THE RATE OF TRADING ACTIVITY IN A FUND'S PORTFOLIO OF INVESTMENTS, EQUAL TO THE LESSER OF PURCHASES OR SALES, FOR A YEAR, DIVIDED BY AVERAGE TOTAL ASSETS DURING THAT YEAR.
     ====================================================================

     ADMINISTRATIVE SERVICES

     Under an Administration and Servicing Agreement, we generally assist the Fund's Board of Trustees in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA S&P 500 Index Fund - 6

--------------------------------------------------------------------------------

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     MEMBER SHARES - INITIAL PURCHASE

     |X|  $3,000 ($2,000 for IRAs)

     MEMBER SHARES - ADDITIONAL PURCHASES

     |X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     REWARD SHARES - INITIAL PURCHASE

     |X|  $100,000 for new investors; or

     |X| Fund shares held through the USAA Strategic Fund Adviser(R) program (see HOW TO CONVERT SHARES on page 8).

          Until we verify that you are indeed eligible for Reward Shares, you will hold Member Shares, which will be converted to Reward Shares upon verification.

     REWARD SHARES - ADDITIONAL PURCHASES

     |X|  $50 PER TRANSACTION MINIMUM, PER ACCOUNT.

               =================================================================
               NOTE: Reward Shares are not available to: SIMPLE IRAs, SEP IRAs, KEOGHs, 403(b) custodian accounts, accounts held in pension plans, profit sharing plans, accounts maintained by financial intermediaries (excluding USAA companies), accounts held by corporations (excluding USAA companies), and other accounts receiving special services from IMCO, except for USAA Strategic Fund Adviser program accounts.
               =================================================================

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

                                                                  7 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO CONVERT SHARES

     CONVERSION INTO REWARD SHARES

     We will convert Member Shares into Reward Shares if you meet any of the following criteria:

     |X|  Your account balance in the Fund is at least $100,000; or

     |X| You hold Fund shares through the USAA Strategic Fund Adviser(R) program.

     CONVERSION INTO MEMBER SHARES

     If you no longer meet the requirements for our Reward Shares, the Fund may reclassify your Reward Shares into Member Shares. A decline in your account balance due to redemption or exchange may result in such a conversion. Market movement alone, however, will not result in a conversion. We will notify you in writing before any mandatory conversion into Member Shares.

     If your account held Reward Shares as of April 30, 2006, and does not satisfy the above criteria, you may continue to hold Reward Shares and are eligible to purchase additional Reward Shares in your account, provided that you continue to satisfy the eligibility criteria that were previously in effect and on which the purchase of your Reward Shares were based.

     PRICING

     If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

USAA S&P 500 Index Fund - 8

--------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

                                                                  9 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from one fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS
     AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

USAA S&P 500 Index Fund - 10

--------------------------------------------------------------------------------

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT FUND PRICE AND TOTAL RETURN

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press the FUND NUMBER of the fund you would like to receive information on followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

       ==================================================================
                                   FUND FACTS
            INCEPTION DATE                      FUND NUMBER
            Member Shares - May 1, 1996         Member Shares - 34
            Reward Shares - May 1, 2002         Reward  Shares - 33

            NEWSPAPER  SYMBOL                   TICKER SYMBOL
            Member Shares - S&PIdx              Member Shares - USSPX
            Reward Shares - S&PReward           Reward Shares - USPRX
       ==================================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the

                                                                 11 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

     NYSE is open for regular trading. The Fund calculates a separate NAV for each class of shares. The NYSE is closed on most national holidays and Good Friday.

         ===================================================================
                                            TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW] NAV PER SHARE      =     --------------------------------
                                                   NUMBER OF SHARES
                                                     OUTSTANDING
          ===================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported, the average of the bid and asked prices is generally used.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

     ========================================================================
      [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

      [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ========================================================================

     If your account balance is less than $10,000, the transfer agent will automatically deduct a $10 annual account maintenance fee from your account. The $10 account maintenance fee is deducted at a rate of $2.50 per quarter. The account maintenance fee may be deducted from the dividend income paid to your account or a sufficient number of shares may be redeemed from your account to pay the account maintenance fee. Any account maintenance fee deducted from the dividend income paid to your account will be treated as taxable income even though not received by you. The annual account maintenance fee may be changed upon at least 30 days' notice to you.

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for

USAA S&P 500 Index Fund - 12

--------------------------------------------------------------------------------

     more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

     A conversion between classes of shares of the same fund is a nontaxable event. However, a conversion between classes of shares of different funds is a taxable event.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand the financial performance of the Fund's Member and Reward Shares over a five-year period or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Member and Reward Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended December 31, 2005 through 2002, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2002 was audited by other independent registered public accounting firms.

                                                                 13 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

MEMBER SHARES

                                                       YEAR ENDED DECEMBER 31,
                                   ==========================================================
                                      2005         2004        2003       2002        2001
                                   ==========================================================
PER SHARE OPERATING PERFORMANCE
Net asset value at
  beginning of period              $    18.15  $    16.70  $    13.22  $    17.26  $    19.91
                                   ----------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment income                 .30         .29         .21         .21         .21
    Net realized and unrealized
      gain (loss) on investments
      and futures transactions            .55        1.45        3.48       (4.04)      (2.62)
                                   ----------------------------------------------------------
Total from investment
  operations                              .85        1.74        3.69       (3.83)      (2.41)
                                   ----------------------------------------------------------
Less distributions from:
 Net investment income                   (.30)       (.29)       (.21)       (.21)       (.21)
 Realized capital gains                   --          --          --          --         (.03)
                                   ----------------------------------------------------------
Total distributions                      (.30)       (.29)       (.21)       (.21)       (.24)
                                   ----------------------------------------------------------
Net asset value
  at end of period                 $    18.70  $    18.15  $    16.70  $    13.22  $    17.26
                                   ==========================================================
Total return (%) *                       4.77       10.51       28.15      (22.25)     (12.09)
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)  $2,292,568  $2,230,916  $1,971,339  $1,419,537  $2,902,151
Ratios to average net assets: **
  Expenses (%)(i)                         .19(a)      .30(a,b)    .33(b,c)    .23(c,d)    .18(d,e,h)
  Expenses, excluding
    reimbursements (%)(i)                 .33         .33         .36         .32         .19(h)
  Net investment income (%)              1.68        1.71        1.47        1.33        1.19
Portfolio turnover (%)                   6.13        3.02         .70           9(g)       14(f)

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period; does not reflect $10 annual account maintenance fee.

**   For  the  year  ended   December   31,   2005,   average  net  assets  were
     $2,237,666,000.

(a) Effective October 1, 2004, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.19% of their annual average net assets.

(b) Effective May 1, 2003, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.35% of their annual average net assets through September 30, 2004.

(c) Effective May 1, 2002, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.27% of their annual average net assets through April 30, 2003.

(d) Effective August 13, 2001, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.18% of its annual average net assets through April 30, 2002.

(e) Effective May 6, 1998, through August 12, 2001, the Manager was contractually entitled to receive fees from the Fund only to the extent that the aggregate annual operating expenses of the Fund and the Equity 500 Index Portfolio (the Portfolio), the master fund when the Fund operated in a master-feeder structure, did not exceed 0.18% of the Fund's annual average net assets.

(f) Based on the Fund's proportionate share of the Portfolio's purchases and sales of long-term investments through the date that the Fund operated in a master-feeder structure.

(g)  Excludes in-kind redemptions.

(h) Includes expenses of the Portfolio through August 12, 2001, the date on which the Fund ceased to operate in a master-feeder structure and separated from the Portfolio.

(i) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

USAA S&P 500 Index Fund - 14

-------------------------------------------------------------------------------

REWARD SHARES

                                              YEAR ENDED             PERIOD ENDED
                                             DECEMBER 31,            DECEMBER 31,
                                       2005       2004        2003       2002*
                                   ==============================================
PER SHARE OPERATING PERFORMANCE
Net asset value
  at beginning of period           $    18.15  $    16.70  $    13.22  $    16.35
                                   ----------------------------------------------
Income (loss) from investment
  operations:
    Net investment income                 .32         .32         .23         .21(a)
    Net realized and unrealized
     gain (loss) on investments
     and futures transactions             .55        1.44        3.49       (3.16)(a)
                                   ----------------------------------------------
Total from investment operations          .87        1.76        3.72       (2.95)(a)
                                   ----------------------------------------------
Less distributions from:
 Net investment income                   (.32)       (.31)       (.24)       (.18)
                                   ----------------------------------------------
Net asset value at end of period   $    18.70  $    18.15  $    16.70  $    13.22
                                   ==============================================
Total return (%) **                      4.86       10.67       28.36      (18.06)
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)  $  506,999  $  478,189  $  383,709  $  245,675
Ratios to average net assets: ***
  Expenses (%)(f)                        (.09)(c)    (.15)(c,d)  (.17)(d)    (.17)(b,d)
  Expenses, excluding
    reimbursements (%)(f)                 .19         .19         .22         .23(b)
  Net investment income (%)              1.78        1.88        1.62        1.54(b)
Portfolio turnover (%)                   6.13        3.02         .70           9(e)

*    Reward Shares were initiated on May 1, 2002.

** Assumes reinvestment of all net investment income distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended December 31, 2002, is cumulative.

***  For the year ended December 31, 2005, average net assets were $496,565,000.

(a)  Calculated using average shares for the period ended December 31, 2002.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Effective October 1, 2004, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.09% of their average annual net assets.

(d) Effective May 1, 2002, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.17% of their average annual net assets through September 30, 2004.

(e)  Excludes in-kind redemptions.

(f) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

                                                                 15 - Prospectus

USAA S&P 500 INDEX FUND
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON THE S&P 500 INDEX

         The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

USAA S&P 500 Index Fund - 16

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          The Northern Trust Company
        ACCOUNTING AGENT          50 S. LaSalle Street
                                  Chicago, Illinois 60603


               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                    ------------------------------------
                        INSURANCE * MEMBER SERVICES

25451-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the

          Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Short-Term Fund, and Tax Exempt Money Market Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA TAX EXEMPT Funds
     Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Short-Term Fund, and Tax Exempt Money Market Fund

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objective and Principal Strategies?                       1

What Are the Principal Risks of
Investing in These Funds?                                 1

Could the Value of Your Investment
in These Funds Fluctuate?                                 2

Fees and Expenses                                         7

Fund Investments                                          8

Fund Management                                          11

Using Mutual Funds in an
Investment Program                                       13

How to Invest                                            13

How to Redeem                                            15

How to Exchange                                          16

Other Important Information
About Purchases, Redemptions
and Exchanges                                            16

Shareholder Information                                  18

Financial Highlights                                     20

Appendix A                                               24

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM,
     AND TAX EXEMPT SHORT-TERM FUNDS

     The Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds invest in investment-grade tax-exempt securities differentiated by maturity limitations. During normal market conditions, at least 80% of each Fund's net assets will consist of tax-exempt securities. The dollar-weighted average portfolio maturity of the Tax Exempt Long-Term Fund is ten years or more, the Tax Exempt Intermediate-Term Fund is between three and ten years, and the Tax Exempt Short-Term Fund is three years or less.

     TAX EXEMPT MONEY MARKET FUND

     The Tax Exempt Money Market Fund invests in high-quality tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

     Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND Investments on page 8 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     |X| Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     |X| Diversifying the Funds' portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

                                                                  1 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     |X| IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' securities will likely decline, adversely affecting each Fund's net asset value and total return.

     |X| IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' securities may increase, which would likely increase each Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     |X| Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     |X| Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in these Funds. As you consider an investment in any of these Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in any of these Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds will fluctuate with the changing market values of the investments in the Funds. We manage the Tax Exempt Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds invest typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

USAA Tax Exempt Funds - 2

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

           ================================================================
            [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
           ================================================================

     TAX EXEMPT LONG-TERM FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR       TOTAL RETURN
                         1996                 4.47%
                         1997                10.38%
                         1998                 5.97%
                         1999                -5.04%
                         2000                12.11%
                         2001                 4.33%
                         2002                 9.70%
                         2003                 7.02%
                         2004                 5.60%
                         2005                 3.82%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

            BEST QUARTER*                      WORST QUARTER*
            5.30% 3rd Qtr. 2002          -2.05% 2nd Qtr. 2004

  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Tax Exempt Long-Term Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                                                                  3 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                                                      INCEPTION
TAX EXEMPT LONG-TERM FUND  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS    3/19/82
===============================================================================
Return Before Taxes            3.82%        6.07%         5.74%         8.66%

Return After Taxes
on Distributions               3.78%        6.07%         5.74%         8.55%

Return After Taxes
on Distributions and
Sale of Fund Shares            4.09%        5.92%         5.68%         8.48%
===============================================================================
Lehman Brothers Municipal
Bond Index* (reflects no
deduction for fees,
expenses, or taxes)            3.82%        6.07%         5.74%         8.66%+
===============================================================================
Lipper General Municipal
Debt Funds Index** (reflects
no deduction for taxes)        3.70%        5.18%         5.08%         8.78%+
===============================================================================

* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

+ The performance of the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index is calculated with a commencement date of February 28, 1982, while the Fund's inception date is March 19, 1982. There may be a slight variation in the comparative performance numbers because of this difference.

          NONE OF THE TAX EXEMPT LONG-TERM FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

     TAX EXEMPT INTERMEDIATE-TERM FUND

          [BAR CHART]
          ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR       TOTAL RETURN
                        1996                 4.49%
                        1997                 9.39%
                        1998                 6.32%
                        1999                -2.61%
                        2000                 9.83%
                        2001                 5.55%
                        2002                 7.69%
                        2003                 5.18%
                        2004                 4.27%
                        2005                 3.09%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

             BEST QUARTER*                     WORST QUARTER*
             3.66% 4th Qtr. 2000         -1.52% 2nd Qtr. 2004

  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows how the Tax Exempt Intermediate-Term Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA Tax Exempt Funds - 4

------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005

                                                                        SINCE
TAX EXEMPT                                                            INCEPTION
INTERMEDIATE-TERM FUND        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  3/19/82
================================================================================
Return Before Taxes               3.09%         5.14%       5.27%        7.74%

Return After Taxes
on Distributions                  3.06%         5.13%       5.26%        7.70%

Return After Taxes
on Distributions
and Sale of Fund Shares           3.52%         5.10%       5.25%        7.64%
================================================================================
Lehman Brothers Municipal Bond
Index* (reflects no deduction
for fees, expenses, or taxes)     3.51%         5.59%       5.71%        9.01%+
================================================================================
Lipper Intermediate Municipal
Debt Funds Index** (reflects
no deduction for taxes)           2.01%         4.45%       4.63%         N/A
================================================================================

* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

 ** The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

+ The performance of the Lehman Brothers Municipal Bond Index is calculated with a commencement date of February 28, 1982, while the Fund's inception date is March 19, 1982. There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE TAX EXEMPT INTERMEDIATE-TERM FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.


     TAX EXEMPT SHORT-TERM FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                             1996                 4.44%
                             1997                 5.85%
                             1998                 4.95%
                             1999                 1.64%
                             2000                 6.03%
                             2001                 5.10%
                             2002                 5.01%
                             2003                 2.97%
                             2004                 1.52%
                             2005                 1.78%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

                 BEST QUARTER*                  WORST QUARTER*
                 2.01% 2nd Qtr. 2002      -0.85% 2nd Qtr. 2004

  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Tax Exempt Short-Term Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                                                                  5 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                         SINCE
                                                                       INCEPTION
TAX EXEMPT SHORT-TERM FUND   PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS  3/19/82
================================================================================
Return Before Taxes             1.78%         3.26%        3.91%         5.45%

Return After Taxes
on Distributions                1.78%         3.26%        3.91%         5.43%

Return After Taxes
on Distributions and
Sale of Fund Shares             2.24%         3.26%        3.92%         5.42%
===============================================================================
Lehman Brothers Municipal
Bond Index* (reflects no
deduction for fees, expenses,
or taxes)                       3.51%         5.59%        5.71%         9.01%+
===============================================================================
Lipper Short Municipal Debt
Funds Index** (reflects no
deduction for taxes)            1.75%         2.79%        3.40%         N/A
===============================================================================

* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

+ The performance of the Lehman Brothers Municipal Bond Index is calculated with a commencement date of February 28, 1982, while the Fund's inception date is March 19, 1982. There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE TAX EXEMPT SHORT-TERM FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

     TAX EXEMPT MONEY MARKET FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                              1996                 3.34%
                              1997                 3.46%
                              1998                 3.37%
                              1999                 3.15%
                              2000                 3.89%
                              2001                 2.60%
                              2002                 1.21%
                              2003                 0.78%
                              2004                 0.87%
                              2005                 2.07%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

              BEST QUARTER*                      WORST QUARTER*
              1.02% 2nd Qtr. 2000           0.15% 1st Qtr. 2004

  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Tax Exempt Money Market Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                         AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                 PAST          PAST        PAST       INCEPTION
                                1 YEAR        5 YEARS    10 YEARS        2/6/84
================================================================================
Tax Exempt Money Market Fund     2.07%         1.50%       2.47%          3.61%
================================================================================

          NONE OF THE TAX-EXEMPT MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

USAA Tax Exempt Funds - 6

------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

        ======================================================================
         [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

         [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME
                    EARNED IS ASSUMED TO BE REINVESTED.
        ======================================================================

     TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM,
     AND TAX EXEMPT SHORT-TERM FUNDS

     The Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Funds' 30-day yields for the period ended December 31, 2005, were as follows:

                ===================================================
                    TAX EXEMPT LONG-TERM FUND               3.60%
                    TAX EXEMPT INTERMEDIATE-TERM FUND       3.54%
                    TAX EXEMPT SHORT-TERM FUND              3.22%
                 ===================================================

     TAX EXEMPT MONEY MARKET FUND

     The Tax Exempt Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or a tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2005, was 3.01%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal income tax rate and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Funds' tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the calculations below apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35%, the Funds' tax-equivalent yields for the period ended December 31, 2005, would be as follows:

                                                             TAX-EQUIVALENT
                                                  YIELD          YIELD
     =========================================================================
     Tax Exempt Long-Term Fund (30 day)           3.60%          5.54%
     Tax Exempt Intermediate-Term Fund (30 day)   3.54%          5.45%
     Tax Exempt Short-Term Fund (30 day)          3.22%          4.95%
     Tax Exempt Money Market Fund (7 day)         3.01%          4.63%

     Using the example, to exceed the 30-day yield of the Tax Exempt Long-Term Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.54% per year. Likewise, to exceed the 7-day yield of the Tax Exempt Money Market Fund, you would have needed a fully taxable investment that yielded more than 4.63% per year. The information shown above does not reflect the impact of state and local taxes.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 24.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in these Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended March 31, 2006, and are calculated as a percentage of average net assets.

                                                                  7 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

                                        TAX EXEMPT         TAX EXEMPT
                                        LONG-TERM      INTERMEDIATE-TERM
Management Fee                            .xx%a             .xx%a
Distribution and Service (12b-1) Fees     None              None
Other Expenses                            .xx%              .xx%
TOTAL ANNUAL OPERATING EXPENSES           .XX%b             .XX%b


                                        TAX EXEMPT        TAX EXEMPT
                                        SHORT-TERM       MONEY MARKET
Management Fee                            .xx%a             .xx%a
Distribution and Service (12b-1) Fees     None              None
Other Expenses                            .xx%              .xx%
TOTAL ANNUAL OPERATING EXPENSES           .XX%b             .XX%b

[FOOTNOTE]
  a [A performance fee adjustment increased the base management fee of 0.xx% for the Tax Exempt Long-Term Fund by 0.xx%, the Tax Exempt Intermediate-Term Fund by 0.xx%, and the Tax Exempt Short-Term Fund by 0.xx%, for the most recent fiscal year ended March 31, 2006.] The performance adjustment is calculated by comparing the Tax Exempt Long-Term Fund's performance to that of the Lipper General Municipal Debt Funds Index, the Tax Exempt Intermediate-Term Fund's performance to that of the Lipper Intermediate Municipal Debt Funds Index, and the Tax Exempt Short-Term Fund's performance to that of the Lipper Short Municipal Debt Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. [Total Annual Operating Expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2006, the Funds' expenses paid indirectly did not affect (less than +/- 0.01%) the expense ratios of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, and Tax Exempt Money Market Funds.]

           ========================================================
           [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
           ========================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangements) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                     1 YEAR     3 YEARS    5 YEARS   10 YEARS
  ===========================================================================
   Tax Exempt Long-Term Fund            $xx       $xxx       $xxx      $xxx
   Tax Exempt Intermediate-Term Fund    $xx       $xxx       $xxx      $xxx
   Tax Exempt Short-Term Fund           $xx       $xxx       $xxx      $xxx
   Tax Exempt Money Market Fund         $xx       $xxx       $xxx      $xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund principally invests its assets in securities the interest from which, in the opinion of counsel to the issuer, is excluded from gross income for federal income tax purposes but may be subject to state and local taxes.

     These securities include municipal debt obligations that have been issued by states and their political subdivisions and duly constituted state and local authorities and corporations, as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, and Guam. Tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     |X| GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     |X| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     |X| MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation;

     |X| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

USAA Tax Exempt Funds - 8

------------------------------------------------------------------------------

     |X|  INVERSE  FLOATING RATE SECURITIES  (except the Tax Exempt Money Market
          Fund),  whose  coupons  vary  inversely  with  changes  in  short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

     |X| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     For a further description of these securities and other securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ARE THE DIFFERENCES AMONG THE LONG-TERM, INTERMEDIATE-TERM, AND SHORT-TERM FUNDS?

     The differences in the Funds are in the weighted average maturities of all the securities in the portfolios. Generally, the longer the maturity, the higher the yield and the greater the price volatility.

                                          MATURITY LIMITS
                                         PORTFOLIO WEIGHTED
              FUND                        AVERAGE MATURITY
     ========================================================
         Tax Exempt Long-Term              10 years or more
         Tax Exempt Intermediate-Term      3-10 years
         Tax Exempt Short-Term             3 years or less

     Within these limitations, a Fund may purchase individual securities with stated maturities greater or less than the Fund's weighted average maturity limits. In determining a security's maturity for purposes of calculating a Fund's weighted average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the weighted average maturities of these Funds' portfolios, see INVESTMENT POLICIES in the statement of additional information.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. With respect to the Tax Exempt Long-Term, the Tax Exempt Intermediate-Term, and the Tax Exempt Short-Term Funds, this means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the Tax Exempt Money Market Fund, we generally will not invest more than 5% of the Fund's assets in any one issuer. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

                                                                  9 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     |X| Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     |X| Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held your Fund shares.

     |X| Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inceptions, each Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM,
     AND TAX EXEMPT SHORT-TERM FUNDS

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUNDS' INVESTMENTS?

     Under normal market conditions, we will invest each Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best. If the security is not rated by one of these rating agencies, we must determine that the security is of equivalent investment quality. In addition, each Fund may invest up to 10% of its assets (Short-Term Bond may invest up to 5% of its assets) in below investment-grade securities.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:

                            LONG-TERM          SHORT-TERM
        RATING AGENCY       DEBT SECURITIES    DEBT SECURITIES
     =================================================================
        Moody's             At least Baa 3     At least Prime-3
                                               or MIG 3

        S&P                 At least BBB-      At least A-3 or
                                               SP-2

        Fitch               At least BBB-      At least F3

        Dominion            At least BBB Low   At least R-2 low

        A.M. Best           At least bbb       At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Funds' statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

USAA Tax Exempt Funds - 10

------------------------------------------------------------------------------

     TAX EXEMPT MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     |X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     |X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     |X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     |X|  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     |X| Moody's Investors Service
     |X| Standard & Poor's Ratings Group
     |X| Fitch Ratings
     |X| Dominion Bond Rating Service Limited
     |X| A.M. Best Co., Inc.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

         =====================================================================
           [ARROW]  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED
                    BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
         =====================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

     For additional information about investment policies and the types of securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

            ==============================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $xx BILLION AS OF JUNE 30, 2006
              ==============================================================

                                                                 11 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's investment advisory agreement will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2006.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly, at an annualized rate of twenty-eight one-hundredths of one percent (0.28%) of each Fund's average net assets.

     The investment management fee for each of the Tax Exempt Long-Term, Tax Exempt Intermediate- Term, and Tax Exempt Short-Term Funds is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of each Fund relative to the performance of the Lipper General Municipal Debt Funds Index, Lipper Intermediate Municipal Debt Funds Index, and Lipper Short Municipal Debt Funds Index, respectively.

     The performance adjustment is calculated monthly by comparing each Fund's performance to that of its respective Lipper Index over the performance period. The performance period for each Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
       ------------------------------------------------------------------
               +/- 20 to 50                      +/- 4
               +/- 51 to 100                     +/- 5
            +/- 101 and greater                  +/- 6

[FOOTENOTE]
       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, each of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds will pay a positive performance fee adjustment for a performance period whenever a Fund outperforms its respective Lipper Index over that period, even if the Fund had an overall negative return during the performance period. [For the most recent fiscal year, the performance adjustment increased the management fee for the Tax Exempt Long-Term Fund by 0.06%, the Tax Exempt Intermediate-Term Fund by 0.05%, and the Tax Exempt Short-Term Fund by 0.05%.]

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     TAX EXEMPT LONG-TERM FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since November 1999. He has 22 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     TAX EXEMPT INTERMEDIATE-TERM FUND AND TAX EXEMPT SHORT-TERM FUND

     CLIFFORD A. GLADSON, CFA, senior vice president of Fixed Income Investments, has managed the Funds since April 1993 and April 1994, respectively, and co-managed the Funds since June 2003. He has 19 years of investment management experience and has worked for us for 16 years.
     Education: B.S., Marquette University; M.S., University of Wisconsin-Milwaukee. Mr. Gladson holds Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

USAA Tax Exempt Funds - 12

------------------------------------------------------------------------------

     REGINA G. SHAFER, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Funds since June 2003. She has 11 years of investment management experience and has worked for us for 15 years.
     Education: B.B.A., Southwest Texas State University; M.B.A., University of Texas at San Antonio. Ms. Shafer is a Certified Public Accountant and holds the Chartered Financial Analyst (CFA) designation. She is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     TAX EXEMPT MONEY MARKET FUND

     ANTHONY M. ERA, JR., assistant vice president of Money Market Funds, has managed the Fund since February 2000. He has 19 years of investment management experience and has worked for us for 18 years. Education: B.A., Creighton University, Omaha, Nebraska; master's degree in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA
     Institute, the CFA Society of San Antonio, Financial Services Analysts Association, New York, and the National Federation of Municipal Analysts.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 19 for additional tax information.

                                                                 13 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Funds or the Funds' transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000

     ADDITIONAL PURCHASES

     |X| $50 minimum per transaction, per account (except on transfers from brokerage accounts into the Tax Exempt Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Tax Exempt Funds - 14

------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the Tax Exempt Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. For all of the Funds, payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access USAA.COM.

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

                                                                 15 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     CHECKWRITING

     |X|  Checks can be issued  for the  Short-Term  Fund and Tax  Exempt  Money
          Market Fund accounts. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

     You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Tax Exempt Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Long-Term and Intermediate-Term Funds may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 17.

     For purposes of this policy, all exchanges from the Long-Term and Intermediate- Term Funds on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/
     UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

USAA Tax Exempt Funds - 16

------------------------------------------------------------------------------

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund. These policies are designed to deter excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Long-Term and Intermediate-Term Funds deem that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

                                                                 17 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X|  Calculate the NAV per share on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Funds' these Funds, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

                  ======================================================
                   [ARROW]   FUND NUMBER
                             Tax Exempt Long-Term Fund              43
                             Tax Exempt Intermediate-Term Fund      44
                             Tax Exempt Short-Term Fund             45
                             Tax Exempt Money Market Fund           46
                  =======================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                  =======================================================
                   [ARROW]   NEWSPAPER SYMBOL
                             Tax Exempt Long-Term Fund            TxELT
                             Tax Exempt Intermediate-Term Fund    TxEIt
                             Tax Exempt Short-Term Fund           TxESh

                   [ARROW]   TICKER SYMBOL
                             Tax Exempt Long-Term Fund            USTEX
                             Tax Exempt Intermediate-Term Fund    USATX
                             Tax Exempt Short-Term Fund           USSTX
                             Tax Exempt Money Market Fund         USEXX
                  ==========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

    ======================================================================
                                         TOTAL ASSETS - TOTAL LIABILITIES
                                         ---------------------------------
     [ARROW]   NAV PER SHARE      =             NUMBER OF SHARES
                                                   OUTSTANDING
     ======================================================================

     VALUATION OF SECURITIES

     Securities of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of

USAA Tax Exempt Funds - 18

------------------------------------------------------------------------------

     comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities purchased with maturities of 60 days or less and all securities of the Tax Exempt Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Long-Term, Intermediate-Term, and Short-Term Funds include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the Tax Exempt Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For all of the Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the Tax Exempt Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the Tax Exempt Funds (except the Tax Exempt Money Market Fund, which will not make any such distributions) will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of a Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

          ======================================================================
            [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDEND AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

            [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHARE-HOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page x, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that any Fund's

                                                                 19 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

     income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of Tax Exempt Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended March 31, 2006 through 2003, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information relating to the Funds prior to fiscal year 2003 was audited by another independent registered public accounting firm.

USAA Tax Exempt Funds - 20

------------------------------------------------------------------------------

TAX EXEMPT LONG-TERM FUND

                                                  YEAR ENDED MARCH 31,
                             ==========================================================
                                 2006       2005        2004        2003        2002
                             ==========================================================
Net asset value at
  beginning of period        $           $    14.13  $    13.83  $    13.11  $    13.41
                             ----------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment income                       .63         .65         .66         .70
    Net realized and
     unrealized gain (loss)                    (.12)        .30         .72        (.30)
                             ----------------------------------------------------------
Total from investment
  operations                                    .51         .95        1.38         .40
                             ----------------------------------------------------------
Less distributions:
  From net investment income                   (.63)       (.65)       (.66)       (.70)
                             ----------------------------------------------------------
Net asset value
  at end of period           $           $    14.01  $    14.13  $    13.83  $    13.11
                             ==========================================================
Total return (%)*                              3.70        7.01       10.76        3.03
Net assets at end
  of period (000)           $            $2,300,246  $2,273,109  $2,246,088  $2,092,574
Ratio of expenses to
  average net assets
  (%)**(a)                                      .56         .56         .54         .46
Ratio of net investment
  income to average
  net assets (%)**                             4.50        4.63        4.90        5.25
Portfolio turnover (%)                        17.02       22.81       29.11       39.84

 * Assumes reinvestment of all net investment income distributions during the period.

 ** For the year ended March 31, 2006, average net assets were [$2,243,843,000.]

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                               (.00%)(+)   (.00%)(+)   (.00%)(+)   (.01%)

    (+)Represents less than 0.01% of average net assets.

                                                                 21 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

TAX EXEMPT INTERMEDIATE-TERM FUND

                                                 YEAR ENDED MARCH 31,
                             ==========================================================
                                 2006       2005        2004        2003        2002
                             ==========================================================
Net asset value at
  beginning of period        $           $    13.42  $    13.34  $    12.93  $    13.09
                             ----------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment income                       .57         .61         .64         .67
                             ---------------------------------------------------------
    Net realized and
      unrealized gain (loss)                   (.24)        .08         .41        (.16)
                             ----------------------------------------------------------
Total from investment
  operations                                    .33         .69        1.05         .51
                             ----------------------------------------------------------
Less distributions:
  From net investment income                   (.57)       (.61)       (.64)       (.67)
                             ----------------------------------------------------------
  From realized capital gains                  (.02)       -            -           -
                             ----------------------------------------------------------
Total distributions                            (.59)       (.61)       (.64)       (.67)
                             ----------------------------------------------------------
Net asset value
  at end of period           $           $    13.16  $    13.42  $    13.34  $    12.93
                             ==========================================================
Total return (%)*                              2.51        5.32        8.29        3.90
Net assets at end
  of period (000)            $           $2,696,781  $2,642,692  $2,627,291  $2,433,955
Ratio of expenses to
  average net assets
  (%)**(a)                                      .55         .51         .49         .46
Ratio of net investment
  income to average
  net assets (%)**                             4.28        4.58        4.86        5.06
Portfolio turnover (%)                        20.83       23.27       14.91       12.97

 * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

 ** For the year ended  March 31, 2006, average net assets were [$2,626,078,000.]

(a) Reflects  total  operating  expenses  of  the Fund before  reductions of any expenses paid  indirectly.  The Fund's  expenses  paid indirectly  decreased the expense ratios as follows:
                                               (.00%)(+)   (.00%)(+)   (.00%)(+)   (.01%)

    (+) Represents less than 0.01% of average net assets.

USAA Tax Exempt Funds - 22

------------------------------------------------------------------------------

TAX EXEMPT SHORT-TERM FUND

                                               YEAR ENDED MARCH 31,
                             ==========================================================
                                 2006       2005        2004        2003        2002
                             ==========================================================
Net asset value at
  beginning of period        $           $    10.88  $    10.87  $    10.65  $    10.69
                             ----------------------------------------------------------
Income (loss) from investment
  operations:
    Net investment income                       .28         .28         .35         .42
    Net realized and
     unrealized gain (loss)                    (.20)        .01         .22        (.04)
                             ----------------------------------------------------------
Total from investment
  operations                                    .08         .29         .57         .38
                             ----------------------------------------------------------
Less distributions:
  From net investment income                   (.28)       (.28)       (.35)       (.42)
                             ----------------------------------------------------------
Net asset value at
  end of period              $           $    10.68  $    10.88  $    10.87  $    10.65
                             ==========================================================
Total return (%)*                               .75        2.73        5.44        3.60
Net assets at end
  of period (000)            $           $1,282,834  $1,358,560  $1,254,255  $1,147,291
Ratio of expenses to
  average net assets
  (%)**(a)                                      .55         .56         .54         .48
Ratio of net investment
  income to average
  net assets (%)**                             2.60        2.60        3.25        3.90
Portfolio turnover (%)                         7.75       22.13       14.14       20.67

 * Assumes reinvestment of all net investment income distributions during the period.

 ** For the year ended March 31, 2006,  average net assets  were [$1,343,889,000.]

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                               (.00%)(+)   (.00%)(+)   (.01%)      (.02%)

    (+) Represents less than 0.01% of average net assets.

TAX EXEMPT MONEY MARKET FUND

                                               YEAR ENDED MARCH 31,
                             ==========================================================
                                 2006       2005        2004        2003        2002
                             ==========================================================
Net asset value at
  beginning of period        $           $     1.00  $     1.00  $     1.00  $     1.00
                             ----------------------------------------------------------
Income from investment
  operations:
    Net investment income                       .01         .01         .01         .02
    Net realized and
      unrealized gain                            -          .00(b)       -          -
                             ----------------------------------------------------------
Total from investment
  operations                                    .01         .01         .01         .02
                             ----------------------------------------------------------
Less distributions:
  From net investment income                   (.01)       (.01)       (.01)       (.02)
                             ----------------------------------------------------------
Net asset value at
  end of period              $           $     1.00  $     1.00  $     1.00  $     1.00
                             ==========================================================
Total return (%)*                              1.07         .71        1.14        2.08
Net assets at end
  of period (000)            $           $1,886,910  $1,858,366  $1,989,187  $1,925,867
Ratio of expenses to
  average net assets
  (%)**(a)                                      .47         .47         .47         .45
Ratio of net investment
  income to average
  net assets (%)**                             1.07         .71        1.13        2.06

 * Assumes reinvestment of all net investment income distributions during the period.

 ** For the year ended March 31, 2006, average  net assets  were [$1,857,383,000.]

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the Fund's expense ratios.

(b) Represents less than $0.01 per share.

                                                                 23 - Prospectus

TAXABLE-EQUIVALENT YIELD
TABLE FOR 2006

Assuming a Federal
Marginal Tax Rate of:         25.0%     28.0%     33.0%     35.0%

To Match a
Tax-Free Yield of:  A Fully Taxable Investment Would Have to Pay You:

     =====================================================================
               1.00%          1.33%     1.39%     1.49%     1.54%
     ---------------------------------------------------------------------
               1.50%          2.00%     2.08%     2.24%     2.31%
     ---------------------------------------------------------------------
               2.00%          2.67%     2.78%     2.99%     3.08%
     ---------------------------------------------------------------------
               2.50%          3.33%     3.47%     3.73%     3.85%
     ---------------------------------------------------------------------
               3.00%          4.00%     4.17%     4.48%     4.62%
     ---------------------------------------------------------------------
               3.50%          4.67%     4.86%     5.22%     5.38%
     ---------------------------------------------------------------------
               4.00%          5.33%     5.56%     5.97%     6.15%
     ---------------------------------------------------------------------
               4.50%          6.00%     6.25%     6.72%     6.92%
     ---------------------------------------------------------------------
               5.00%          6.67%     6.94%     7.46%     7.69%
     ---------------------------------------------------------------------
               5.50%          7.33%     7.64%     8.21%     8.46%
     ---------------------------------------------------------------------
               6.00%          8.00%     8.33%     8.96%     9.23%
     ---------------------------------------------------------------------
               6.50%          8.67%     9.03%     9.70%     10.00%
     ---------------------------------------------------------------------
               7.00%          9.33%     9.72%     10.45%    10.77%
     =====================================================================

A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

These rates were selected as examples that would be relevant to most  taxpayers.

The information shown in this chart does not reflect the impact of state and local taxes.

USAA Tax Exempt Funds - 24

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Each Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

05292-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                           Total Return Strategy Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA TOTAL RETURN STRATEGY Fund(SM)

     An asset allocation fund seeking a positive return over the long term to achieve returns greater than the S&P 500 Index with less risk.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         2

Fund Investments                                          3

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        5

How to Invest                                             5

How to Redeem                                             7

How to Exchange                                           8

Other Important Information
About Purchases, Redemptions
and Exchanges                                             8

Shareholder Information                                  10

Financial Highlights                                     12

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to seek a positive return every calendar year and over the long term (five years and more) to achieve returns greater than the S&P 500 Index with less risk. The Fund's strategy to achieve its objective is to shift the Fund's assets among stocks, investment-grade bonds, or cash equivalents. We generally will invest at any given time substantially all of the Fund's assets in either (1) stocks through the use of stock-based exchange-traded funds (ETFs), (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through direct investment in short-term, high-quality money market instruments or money market funds. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 3 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, credit
     risk,  interest  rate  risk,   reallocation  risk,   management  risk,  and
     non-diversification risk.

     STOCK MARKET RISK: Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     CREDIT RISK: Many of the fixed-income securities in the Fund's portfolio will be subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. Also, to the extent the Fund invests in government securities, credit risk will be limited. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     INTEREST RATE RISK: As a mutual fund that has the potential to invest in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     REALLOCATION RISK: The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

     MANAGEMENT RISK: This Fund is subject to management risk because the Fund is actively managed. As a result, there is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

     NONDIVERSIFICATION RISK: The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond ETF. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results.

                                                                 1 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods, if any.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     Performance history for this Fund will be available in the prospectus after the Fund has been in operation for one full calendar year.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

         ====================================================================
         [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
                 THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
         ====================================================================

FEES AND EXPENSES

     This following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly or reimbursements, during the past fiscal period ended December 31, 2005, and are calculated as a percentage of average net assets (ANA).

       Management Fee                            .65%

       Distribution and Service (12b-1) Fees     None

       Other Expenses                            .56%

       TOTAL ANNUAL OPERATING EXPENSES          1.21%a,b

[footnote]
     a Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     b We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, before reduction of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. Up to January 7, 2008, we may recover from the Fund amounts reimbursed, subject to certain limitations. With this reimbursement, the Fund's Actual Total Annual Operating Expenses would be as follows:


            Actual Total Annual Operating Expenses    1.21%
            Reimbursement From IMCO                  (0.21%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                     1.00%

       =====================================================================
       [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
       =====================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR       3 YEARS     5 YEARS     10 YEARS
     ---------------------------------------------------------
            $105        $1,587      $1,828       $2,519

USAA Total Return Strategy Fund - 2

--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]   WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to shift the Fund's assets among stocks, investment-grade bonds, or cash equivalents. We generally will invest at any given time substantially all of the Fund's assets in either (1) stocks through the use of stock-based exchange-traded funds
     (ETFs), (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through investment in short-term, high-quality money market instruments or money market funds. The decision to shift the Fund's assets among stocks, bonds, and money market instruments is based on a specific process and models (patent pending) under which investments are bought and sold on pre-set buy/sell points. These models consider technical and fundamental factors. Reassessments of these decisions are made frequently.

     We may need to actively and frequently trade Fund securities to implement the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

     [ARROW]   WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     We generally will invest in stocks through the use of stock-based ETFs. These stocks typically will represent the large-capitalization sector of the U.S. equity market, but may at times represent other sectors of the U.S. equity market.

     [ARROW]   WHAT ARE ETFS?

     Exchange-traded funds, more commonly referred to as ETFs, are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. The Fund will value any ETF in its portfolio at its market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities.

     [ARROW]   WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     We generally will invest in investment-grade bonds through either ETFs or direct investment.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills; bonds, notes, and certificates of deposit; repurchase agreements; and other money market securities.

     [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE DEBT SECURITIES?

     In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment-grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the rating categories listed by at least one of the following rating agencies:

                            LONG-TERM          SHORT-TERM
     RATING AGENCY          DEBT SECURITIES    DEBT SECURITIES
-----------------------------------------------------------------
     Moody's Investors                         At least Prime-3
     Service                At least Baa3      or MIG 3/VMIG 3

     Standard & Poor's                         At least A-3
     Ratings Group          At least BBB -     or SP-2

     Fitch Ratings          At least BBB -     At least F3

     Dominion Bond
     Rating Service Limited At least BBB low   At least R-2 low

     A.M. Best Co., Inc.    At least bbb       At least AMB-3

     If the security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

                                                                 3 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

     [ARROW] HOW ARE DECISIONS TO BUY AND SELL THE SECURITIES HELD IN THE FUND'S PORTFOLIO MADE?

     Buy/sell decisions are made using a specific process and models (patent pending) under which investments are bought and sold on pre-set buy/ sell points. These models consider technical and fundamental factors. The key concepts used in arriving at the buy/sell decisions are (1) a strong desire to avoid losses, (2) the desire to invest in the markets only when they appear to offer extraordinary returns, (3) the desire to have a disciplined, objective decision-making process using time-tested buy/sell rules, and (4) the belief that using moving averages, momentum indicators, and other internal market indicators enhances the possibility of success.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              =============================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $xx BILLION AS OF JUNE 30, 2006
              =============================================================

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees approving any investment advisory agreement of the Fund will be available in the Fund's annual report to shareholders for the period ending December 31, 2006.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each sub-adviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Funds Index, which tracks the performance of the 30 largest funds within the Lipper Flexible Funds category. This category allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The performance period for the Fund commenced on January 24, 2005, and will consist of the current month plus the preceding twelve months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
          RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) (1)      OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------
           +/- 100 to 400                +/- 4
           +/- 401 to 700                +/- 5
         +/- 701 and greater             +/- 6

[FOOTNOTE]
      1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. Under this arrangement, the Fund is required to pay us back the amount waived in subsequent years through January 7, 2008, but only if the additional payments do not cause the Fund's total expenses to exceed 1.00% of the Fund's average annual net assets. The investment management fee we received for the fiscal period ended

USAA Total Return Strategy Fund - 4

-------------------------------------------------------------------------------

     December 31, 2005, including the effect of any reimbursements to the Fund, was equal to 0.44% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGERS

     STUART H. WESTER, CFA, vice president, Equity Investments, has co-managed the Fund since inception. Mr. Wester has 31 years of investment experience and has worked for us for 18 years. Education: B.B.A., Texas Tech
     University; M.B.A., North Texas State University. Mr Wester holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc.

     PAMELA BLEDSOE NOBLE, CFA, vice president of Money Market Funds, has co-managed the Fund since inception. Ms. Noble has 16 years of investment management experience and has worked for us for 15 years. Education: B.S., Louisiana Tech University; M.B.A., Texas Christian University. Ms. Noble holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid

                                                                 5 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

     possible tax withholding required by the Internal Revenue Code. See TAXES on page 11 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     |X|  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     |X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

USAA Total Return Strategy Fund - 6

-------------------------------------------------------------------------------

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     |X| To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     |X| If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touchtone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     |X|  Access usaa.com.

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X|  Send a signed fax to 800-292-8177.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative.

     |X| Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

                                                                 7 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 9.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     |X| Transactions done under automatic purchase plans and systematic withdrawal plans;

     |X| Transactions done to meet minimum distribution requirements from retirement accounts; and

     |X| Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term

USAA Total Return Strategy Fund - 8

-------------------------------------------------------------------------------

     Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In enforcing this policy, the USAA family of funds is concerned with excessive short-term trading activities that can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, the Fund reserves the right to classify an investor as an excessive short-term trader even after one large disruptive purchase and redemption.

     The following transactions are exempt from these policies:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

                                                                 9 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and total return information for this Fund through our USAA.COM web site once you have established Internet access. You may also obtain this information by calling USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a FUND CODE.

     ==================================================
       [ARROW]  FUND NUMBER              55
                NEWSPAPER SYMBOL         TotRetStr
                TICKER SYMBOL            USTRX
     ==================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                 NUMBER OF SHARES
                                                   OUTSTANDING
          =================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

USAA Total Return Strategy Fund - 10

-------------------------------------------------------------------------------

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

         =======================================================================
         [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

         [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
         =======================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                11 - Prospectus

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal period ended December 31, 2005, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                     2005*
                                                                 --------------
Net asset value at beginning of period                           $      10.00
                                                                 --------------
Income (loss) from investment operations:
 Net investment income                                                    .15
 Net realized and unrealized gain (loss)                                 (.11)
                                                                 --------------
Total from investment operations                                          .04
                                                                 --------------
Less distributions:
 From net investment income                                              (.15)
                                                                 --------------
Net asset value at end of period                                 $       9.89
                                                                 --------------
                                                                 --------------
Total return (%) **                                                       .44
Net assets at end of period (000)                                $    205,630
Ratio of expenses to average net assets (%) ***(a,b,c)                   1.00
Ratio of expenses to average net assets, excluding
 reimbursements (%) ***(a,b)                                             1.21
Ratio of net investment income to average net
 assets (%) ***(b)                                                       1.88
Portfolio turnover (%)(d)                                              443.18

[FOOTNOTES]
*   Fund commenced operations on January 24, 2005.

** Assumes reinvestment of all net investment income distributions during the period. Total returns for periods of less than one year are not annualized.

*** For the year ended December 31, 2005, average net assets were $149,057,000.

(a) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Effective January 24, 2005, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

(d) Calculated using average daily market value for the months during which the Fund was invested in long-term securities, which, for the period ended December 31, 2005, included seven months.

USAA Total Return Strategy Fund - 12

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

48372-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                           Treasury Money Market Trust

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA TREASURY MONEY MARKET Trust(R)

     A money market fund providing maximum current income while maintaining the highest degree of safety and liquidity.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   1

Fees and Expenses                                         2

Fund Investments                                          3

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        4

How to Invest                                             5

How to Redeem                                             6

How to Exchange                                           7

Other Important Information
About Purchases, Redemptions
and Exchanges                                             8

Shareholder Information                                   8

Financial Highlights                                     10

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of providing investors maximum current income while maintaining the highest degree of safety and liquidity. Our strategy to achieve this objective will be to invest the Fund's assets in U.S. government securities with maturities of 397 days or less. Under normal market conditions, at least 80% of the Fund's investments will be in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 3 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are interest rate risk and management risk.

     INTEREST  RATE  RISK:  The  possibility   that  the  value  of  the  Fund's
     investments will fluctuate because of changes in interest rates.

     * IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

     * IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

     Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

     This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's per share net asset value (NAV). The Fund always seeks to maintain a constant NAV of $1 per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account will grow over time.

     Unlike a savings account, however, an investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. We manage the Fund in accordance with strict Securities and Exchange Commission guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share. The value of your investment typically will grow through reinvested dividends.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

                                                                  1 - Prospectus

USAA TREASURY MONEY MARKET TRUST
--------------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     5.10%
                    1997                     5.21%
                    1998                     5.11%
                    1999                     4.70%
                    2000                     5.81%
                    2001                     3.80%
                    2002                     1.33%
                    2003                     0.77%
                    2004                     0.91%
                    2005                     2.75%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

                 BEST QUARTER*                     WORST QUARTER*
                 1.51% 4th Qtr. 2000          0.15% 2nd Qtr. 2004

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005

                                                                       SINCE
                                   PAST 1     PAST 5     PAST 10     INCEPTION
                                    YEAR      YEARS       YEARS        2/1/91
--------------------------------------------------------------------------------
Treasury Money Market Trust        2.75%       1.90%      3.53%        3.74%
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2005, was 3.84%.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF PERIOD.

     [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD;  HOWEVER,  WHEN
             ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
     ---------------------------------------------------------------------------

     FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets.

       Management Fee                                    .xx%

       Distribution and Service (12b-1) Fees             None

       Other Expenses                                    .xx%

       TOTAL ANNUAL OPERATING EXPENSES                   .XX%A

    a Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming

USAA Treasury Money Market Trust - 2

--------------------------------------------------------------------------------

     (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
             ---------------------------------------------------------
                $xx           $xxx           $xxx            $xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such securities.

     In addition, the Fund may invest up to 10% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     [ARROW] WHAT TYPES OF U.S. GOVERNMENT SECURITIES WILL THE FUND'S ASSETS BE INVESTED IN?

     Under normal market conditions, we will invest at least 80% of the Fund's assets in U.S. Treasury bills, notes and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN ANY OTHER TYPES OF U.S. GOVERNMENT SECURITIES?

     Yes. We may invest the remainder of the Fund's total assets in other obligations that have been backed by the full faith and credit of the U.S. government, including, but not limited to, securities issued by any of the following agencies and instrumentalities:

     *  General Services Administration
     *  Government National Mortgage Association
     *  Overseas Private Investment Corporation
     *  Rural Electrification Administration
     *  Small Business Administration
     *  Federal Financing Bank
     *  Repurchase agreements collateralized by such obligations

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

     ---------------------------------------------------------------------------
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE TOTAL DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ---------------------------------------------------------------------------

     [ARROW] WILL ANY PORTION OF THE FUND'S DIVIDENDS BE EXEMPT FROM STATE PERSONAL INCOME TAXES?

     Possibly. Under federal law, the income received from obligations issued by the U.S. government and certain of its agencies and instrumentalities is exempt from state personal income taxes. Many states that impose a personal income tax permit mutual funds to pass this tax exemption through to you as a shareholder of the Fund.

     We anticipate that some portion of the dividends paid to shareholders residing in these states will qualify for this exemption from state taxation. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES  MADE?

     We evaluate securities in the marketplace based on the Fund's objective of maximizing current income while maintaining the highest degree of safety and liquidity. For the Treasury Money Market Trust, this process is facilitated by purchasing only full faith and credit obligations of the U.S. government or repurchase agreements collateralized by such securities. On any given day, we evaluate the government securities market compared to the repurchase agreement market to decide which provides the most value to the shareholder. Furthermore, regulations

                                                                  3 - Prospectus

USAA TREASURY MONEY MARKET TRUST
--------------------------------------------------------------------------------

     governing money market funds limit purchases of a security to a maximum of 397 days and limit the Fund to a maximum average maturity of 90 days.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     -------------------------------------------------------
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     -------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee. The fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-eighth of one percent (0.125%) of the Fund's average net assets. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGER

     PAMELA BLEDSOE NOBLE, CFA, vice president of Money Market Funds, has managed the Fund since May 1996. She has 17 years of investment management experience and has worked for us for 14 years. Education: B.S., Louisiana Tech University; M.B.A., Texas Christian University. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Treasury Money Market Trust - 4

--------------------------------------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 9 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account. (Except on transfers from brokerage accounts, which are exempt from the minimum.)

                                                                  5 - Prospectus

USAA TREASURY MONEY MARKET TRUST
--------------------------------------------------------------------------------

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase mini mums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS -USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. If you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from

USAA Treasury Money Market Trust - 6

--------------------------------------------------------------------------------

     the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call  toll   free   800-531-8448  to  speak  with   a   member  service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     CHECKWRITING

     * Return a signed signature card, which accompanies your application, or request a signature card separately and return to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

     You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     *  Call  toll  free   800-531-8343   to  speak  with  a   member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M.

                                                                  7 - Prospectus

USAA TREASURY MONEY MARKET TRUST
--------------------------------------------------------------------------------

     EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize costs and to protect the funds and their shareholders from unfair expense burdens, the USAA family of funds restrict excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds, including this Fund). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/
     UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

     At this time, the Fund's Board of Trustees has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for this Fund, call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

               ---------------------------------
               [ARROW] FUND NUMBER           59
               [ARROW] TICKER SYMBOL      UATXX
               ---------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

USAA Treasury Money Market Trust - 8

--------------------------------------------------------------------------------

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Securities are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which valuations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Net investment income is accrued daily and paid monthly. Daily dividends are declared at the time the NAV per share is calculated. When buying fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:
                                                                  9 - Prospectus

USAA TREASURY MONEY MARKET TRUST
--------------------------------------------------------------------------------

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003 has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

USAA Treasury Money Market Trust - 10

--------------------------------------------------------------------------------

                                               YEAR ENDED MAY 31,
                           ------------------------------------------------------------
                              2006       2005         2004         2003        2002
                           ------------------------------------------------------------
Net asset value at
 beginning of period       $   1.00   $    1.00    $    1.00    $    1.00    $    1.00
Income from investment
 operations:
  Net  investment income                    .02          .01          .01          .02
Less distributions:
  From net investment income               (.02)        (.01)        (.01)        (.02)
                           ------------------------------------------------------------
Net asset value at end
  of period                $   1.00   $    1.00    $    1.00    $    1.00    $    1.00
                           ============================================================
Total return (%)*                          1.53          .63         1.14         2.24
Net assets at end
  of period (000)                     $ 173,983    $ 188,762    $ 205,558    $ 186,367
Ratio of expenses
 to average net
 assets (%)**(a)                            .45          .43          .43          .42
Ratio of net investment
 income to average net
 assets (%)**                              1.50          .63         1.13         2.17

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended May 31, 2006, average nets assets were [$182,055,000].

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

                                                                 11 - Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                  --------------------------------------
                       INSURANCE * MEMBER SERVICES

23450-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                   Value Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA VALUE Fund

     An equity fund seeking long-term growth of capital.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   1

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        6

How to Invest                                             6

How to Redeem                                             8

How to Exchange                                           9

Other Important Information
About Purchases, Redemptions
and Exchanges                                            10

Shareholder Information                                  11

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is investing primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

     The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadviser of the Fund. BHMS is responsible for investing the Fund's assets.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund emphasizes a "value" style of investing, changes in the financial condition or prospects of specific companies may result in the individual stocks of the companies selected by the Fund to decline in value. This may result in a decline in the value of the Fund as well.

                                                                  1 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 3, 2001.

          CALENDER YEAR           TOTAL RETURN
               2002*                 -18.31%
               2003                   27.55%
               2004                   18.69%
               2005                    8.28%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/06)

    BEST QUARTER**                                      WORST QUARTER**
    14.94% 2nd Qtr. 2003                          -16.48% .3rd Qtr. 2002

    ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to July 1, 2004, which is the date on which BHMS assumed day-to-day management of the Fund's assets.

USAA Value Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                                                      INCEPTION
                                                  PAST 1 YEAR           8/3/01
--------------------------------------------------------------------------------
Return Before Taxes                                   8.28%              9.54%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                   7.61%              8.95%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares                              5.74%              8.12%
--------------------------------------------------------------------------------
Russell 3000(R) Value Index* (reflects no
deduction on fees, expenses, or taxes)                6.85%              6.83%+
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Index** (reflects
no deduction for taxes)                               6.33%              6.14%+
--------------------------------------------------------------------------------

 * The Russell 3000(R) Value Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

 ** The Lipper  Multi-Cap Value Funds Index tracks the total return  performance of the 30 largest funds within the Lipper Multi-Cap Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. .

 + The performance of the Lipper Multi-Cap Value Funds Index and the Russell 3000 Value Index is calculated with a commencement date of July 31, 2001, while the Fund's inception date is August 3, 2001. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reimbursements or reductions of any expenses paid indirectly, if any, during the fiscal year ended July 31, 2005, and are calculated as a percentage of average net assets (ANA).

          Management Fee                                        .75%a

          Distribution and Service (12b-1) Fees                 None

          Other Expenses                                        .52%

          TOTAL ANNUAL OPERATING EXPENSES                      1.27%b,c

[footnote]
  a A performance fee adjustment increased the management a fee of 0.75% by less than 0.01% for the fiscal year ended July 31, 2005. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Value Funds Index. See page 5 for more information about the calculation of the perfor-mance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were 1.25%.

  c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.15% of the Fund's ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

          Actual Total Annual Operating Expenses         1.27%
          Reimbursement  From  IMCO                      (.12%)
          TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                        1.15%

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ---------------------------------------------------------------------------

                                                                  3 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR    3 YEARS   5 YEARS   10 YEARS
            ---------------------------------------------
                $129      $403       $697     $1,534

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT IS A VALUE FUND?

     Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN  SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

     When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     --------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     --------------------------------------------------------

USAA Value Fund - 4

--------------------------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2007.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET  ASSETS)
        -------------------------------------------------------------------
            +/- 100 to 400                          +/- 4
            +/- 401 to 700                          +/- 5
           +/- 701 and greater                      +/- 6

[footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2005, the performance adjustment increased the management fee of 0.75% by less than 0.01%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.15% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2005, including the effect of any performance adjustment and reimbursements to the Fund, was equal to [0.63%] of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with BHMS, under which BHMS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of June 30, 2006, the firm managed more than $xx billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas. BHMS is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio managers for the Fund are Tim Culler, Mark Giambrone, and James McClure.

     TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.A., Miami University in Ohio.

     MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since July
                                                                  5 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     2004. Education: B.S. in Accounting, Indiana University; M.B.A., University of Chicago.

     JAMES S. MCCLURE, CFA, joined BHMS as a principal in July 1995. He has over 32 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of Texas.

     JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.
     Education: B.S., University of South Carolina.

     RICHARD A. ENGLANDER, CFA, joined BHMS as a principal in April 1985. He has over 42 years of investment management experience and has managed the Fund since July 2004. Education: B.S., Pennsylvania State University; M.B.A., Wharton School, University of Pennsylvania.

     RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004. [Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth.] Education: B.A. and M.B.A., University of Texas.

     ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University.

     JOHN P. HARLOE, CFA, joined BHMS as a principal in July 1995. He has over 29 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of South Carolina.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verifi-

USAA Value Fund - 6

--------------------------------------------------------------------------------

     cation of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 13 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *  $3,000 [$250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                                                                  7 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

USAA Value Fund - 8

--------------------------------------------------------------------------------

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     * Call toll free 800-531-8448 to speak with a member service representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 10.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

                                                                  9 - Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money markets funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

USAA Value Fund - 10

--------------------------------------------------------------------------------

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =========================================================
     [ARROW]  FUND NUMBER                                  76
     [ARROW]  NEWSPAPER SYMBOL                        ValueFd
     [ARROW]  TICKER SYMBOL                             UVALX
     =========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

                                                                 11- Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distribution by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any

USAA Value Fund - 12

--------------------------------------------------------------------------------

     dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     This information has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                 13- Prospectus

USAA VALUE FUND
--------------------------------------------------------------------------------

                                        YEAR ENDED JULY 31,        PERIOD ENDED
                                  2005        2004         2003   JULY 31, 2002*
                                ------------------------------------------------
Net asset value at beginning
 of period                      $  11.65    $    9.99    $   9.63   $  10.00
                                ------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income              .11          .21         .14        .02(b)
  Net realized and unrealized
   gain (loss)                      2.67         1.64         .29       (.36)(b)
                                ------------------------------------------------
Total from investment operations    2.78         1.85         .43       (.34)(b)
                                ------------------------------------------------
Less distributions:
  From net investment income        (.15)        (.19)       (.07)      (.01)
  From realized capital gains       (.78)         -          (.00)(d)   (.02)
                                ------------------------------------------------
Total distributions                 (.93)        (.19)       (.07)      (.03)
                                ------------------------------------------------
Net asset value at end
 of period                      $  13.50    $   11.65    $   9.99   $   9.63
                                ================================================
Total return (%) **                24.65        18.52        4.57      (3.40)

Net assets at end of
 period (000)                   $ 231,135   $ 109,503    $ 78,388   $ 63,883
Ratio of expenses to average
 net assets (%) ***(c,e)            1.15         1.15        1.15       1.15(a)
Ratio of expenses to average
 net assets, excluding
 reimbursements (%) ***(c)          1.27         1.30        1.46       1.48(a)
Ratio of net investment income
 to average net assets (%) ***      1.14         1.96        1.66        .20(a)
Portfolio turnover (%)             21.74       175.60       99.80     162.94

*    Fund commenced operations on August 3, 2001.

** Assumes reinvestment of all net investment income and realized capital gain distributions during the period. Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2002, is cumulative.

***  For the year  ended July 31, 2005, average net assets  were  $157,729,000.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)  Calculated  using average shares for the period ended July 31, 2002.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    (.02%)       (.04%)      (.04%)     (.00%)+

     +  Represents less than $0.01 of average net assets.

(d)  Represents less than $0.01 per share.

(e) Effective August 3, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.15% of the Fund's average net assets.

USAA Value Fund - 14

                                      NOTES

                                      NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction, fund
                                  prices, or to exchange/redeem fund shares
                                  800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

38854-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                Virginia Bond Fund and Virginia Money Market Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA VIRGINIA Funds
     Virginia Bond Fund
     Virginia Money Market Fund

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in These Funds?                                 1

Could the Value of Your Investment
in These Funds Fluctuate?                                 2

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                          10

Using Mutual Funds in an
Investment Program                                       11

How to Invest                                            11

How to Redeem                                            13

How to Exchange                                          14

Other Important Information
About Purchases, Redemptions
and Exchanges                                            15

Shareholder Information                                  16

Financial Highlights                                     19

Appendix A                                               21

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     VIRGINIA BOND FUND

     The Virginia Bond Fund invests in long-term investment-grade Virginia tax-exempt securities. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     VIRGINIA MONEY MARKET FUND

     The Virginia Money Market Fund invests in high-quality Virginia tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities.

     Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 6 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     * Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     * Diversifying the Funds' portfolio by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies down-graded because of financial problems, and firms with heavy debt loads. If a Fund invest in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

                                                                  1 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     * IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the Virginia Bond Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the Virginia Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in Virginia tax-exempt securities.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     * Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     * Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Virginia Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in these Funds. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Virginia Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Virginia Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Virginia Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the Virginia Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

USAA Virginia Funds - 2

--------------------------------------------------------------------------------

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE CHANGE  IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

     VIRGINIA BOND FUND

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     5.06%
                    1997                     9.50%
                    1998                     6.04%
                    1999                    -4.63%
                    2000                    13.18%
                    2001                     4.30%
                    2002                     9.28%
                    2003                     5.71%
                    2004                     4.48%
                    2005                     2.98%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

         BEST QUARTER*                             WORST QUARTER*
         5.12% 3rd Qtr. 2002                 -2.57% 2nd Qtr. 2004

      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                                                                  3 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                       SINCE
                                       PAST 1    PAST 5    PAST 10   INCEPTION
                                       YEAR      YEARS     YEARS     10/15/90
--------------------------------------------------------------------------------
Return Before Taxes                    2.98%     5.33%      5.49%       6.63%
-------------------------------------------------------------------------------
Return After Taxes on Distributions    2.98%     5.33%      5.49%       6.59%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sales of Fund Shares               3.43%     5.23%      5.44%       6.50%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
(reflects no deduction for fees,
expenses, or taxes)                    3.51%     5.59%      5.71%       6.92%+
--------------------------------------------------------------------------------
Lipper Virginia Municipal Funds Index**
(reflects no deduction for taxes)      3.20%     4.94%      4.91%        N/A
--------------------------------------------------------------------------------

 * The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

 **  The  Lipper  Virginia   Municipal  Funds  Index  tracks  the  total  return
     performance of the 10 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the Commonwealth of Virginia.

 + The performance of the Lehman Brothers Municipal Bond Index is calculated with a commencement date of September 30, 1990, while the Fund's inception date is October 15, 1990. There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE VIRGINIA BOND FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

     VIRGINIA MONEY MARKET FUND

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1996                     3.17%
                    1997                     3.31%
                    1998                     3.14%
                    1999                     2.88%
                    2000                     3.73%
                    2001                     2.38%
                    2002                     0.96%
                    2003                     0.63%
                    2004                     0.75%
                    2005                     1.99%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

         BEST QUARTER*                            WORST QUARTER*
         0.98% 2nd Qtr. 2000                 0.11% 3rd Qtr. 2003

        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                         SINCE
                                                                      INCEPTION
                            PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS  10/15/90
--------------------------------------------------------------------------------
Virginia Money Market Fund     1.99%        1.34%           2.29%        2.61%
--------------------------------------------------------------------------------

     NONE OF THE VIRGINIA MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

USAA Virginia Funds - 4

--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

     ---------------------------------------------------------------------------
     [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT  INCOME OF THE FUND DURING A
             SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF PERIOD.

     [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD;  HOWEVER, WHEN
             ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
     ---------------------------------------------------------------------------

     VIRGINIA BOND FUND

     The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2005, was 3.38%.

     VIRGINIA MONEY MARKET FUND

     The Virginia Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2005, was 2.92%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and Virginia marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the calculations below apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a state marginal tax rate of 5.75%, the Effective Marginal Tax Rate would be 38.74%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2005, would be as follows:

                                            TAX-EQUIVALENT
                                    YIELD        YIELD
    ============================================================
     Virginia Bond Fund (30 day)    3.38%        5.53%
     Virginia Money Market
     Fund (7 day)                   2.92%        4.77%

     Using the example, to exceed the 30-day yield of the Virginia Bond Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.53% per year. Likewise, to exceed the 7-day yield of the Virginia Money Market Fund, you would have needed a fully taxable investment that yielded more than 4.77% per year.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 21.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended March 31, 2006, and are calculated as a percentage of average net assets.

                                                                  5 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

                                             VIRGINIA      VIRGINIA MONEY
                                             BOND FUND      MARKET FUND

     Management Fee                             .xx%a         .xx%a
     Distribution and Service (12b-1) Fees      None           None
     Other Expenses                             .xx%          .xx%
     TOTAL ANNUAL OPERATING EXPENSES            .XX%B         .XX%B

[FOOTNOTES]
  a [A performance fee adjustment increased the management fee of 0.xx% by 0.xx% for the most recent fiscal year ended March 31, 2006.] The performance adjustment is calculated by comparing the Virginia Bond Fund's performance during the relevant performance period to that of the Lipper Virginia Municipal Debt Funds Index. See page 10 for more information about the calculation of the performance fee adjustment.

  b Through fee offset arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2006, the Funds' expenses paid indirectly did not affect (less than +/- 0.01%) the expense ratios of the Virginia Bond and Virginia Money Market Funds.

     ===========================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ===========================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangements) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
==============================================================================
  Virginia Bond Fund       $xx         $xxx       $xxx         $xxx
  Virginia Money
  Market Fund              $xx         $xxx       $xxx         $xxx

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from Virginia state income taxes.

     These securities include municipal debt obligations that have been issued by Virginia and its political subdivisions and duly constituted state and local authorities and corporations. We refer to these securities as Virginia tax-exempt securities. Virginia tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the Virginia Legislature has granted an exemption from state personal income taxes for most Virginia municipal securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation;

     * INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

     * INVERSE FLOATING RATE SECURITIES (except the Virginia Money Market Fund) whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

     *  SYNTHETIC   INSTRUMENTS,   which  combine  a  municipality's   long-term
        obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on

USAA Virginia Funds - 6

--------------------------------------------------------------------------------

        short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     For a further description of these securities and other securities in which the Funds' assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax and Virginia personal income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN VIRGINIA TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of Virginia tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to Virginia tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal and state personal income taxes; and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Virginia tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the Virginia Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in Virginia issuers. Virginia tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Virginia issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Virginia to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the Virginia Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for Virginia tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that affect critical industries or large employers or that weaken real estate prices.

     *  Reductions in federal or state financial aid.

                                                                  7 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     *  Imbalance in the supply and demand for the state's municipal securities.

     * Developments that may change the tax treatment of Virginia tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other   considerations   affecting  the  Funds'   investments  in  Virginia
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW] DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and will also be exempt from Virginia state income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     * Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held your Fund shares.

     * Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     VIRGINIA BOND FUND

     [ARROW]   WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co. Inc., (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best. If the security is not rated by one of these ratings agencies, we must determine that the security is of equivalent investment quality. In addition, up to 10% of the Fund's assets may be invested in below investment-grade securities.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or obligors that is rated within the categories listed by at least one of the following rating agencies:

                      LONG-TERM          SHORT-TERM
     RATING AGENCY    DEBT SECURITIES    DEBT SECURITIES
    =========================================================
     Moody's          At least Baa 3     At least Prime-3
                                         or MIG 3
     S&P              At least BBB-      At least A-3 or SP-2
     Fitch            At least BBB-      At least F3
     Dominion         At least BBB low   At least R-2 low
     A.M. Best        At least bbb       At least AMB-3

     Below investment-grade securities are considered speculative and are subject to significant credit risk since they are believed

USAA Virginia Funds - 8

--------------------------------------------------------------------------------

     to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which high-yield securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     [ARROW] WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

     VIRGINIA MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *  Issued  or  guaranteed   by  the  U.S.   government  or  any  agency  or
        instrumentality  thereof,   including  "prerefunded"  and  "escrowed  to
        maturity" tax-exempt securities;

     * Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     * Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     *  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     *  Moody's Investors Service
     *  Standard & Poor's Ratings Group
     *  Fitch Ratings
     *  Dominion Bond Rating Service Limited
     *  A.M. Best Co., Inc.

     [ARROW]   WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

                                                                  9 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     ===========================================================================
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ===========================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

     For additional information about investment policies and the types of securities in which the Funds' assets may be invested see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ========================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's investment advisory agreements will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2006.

     The Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the Virginia Bond and Virginia Money Market Funds combined, and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the Virginia Bond Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Virginia Municipal Debt Funds Index. The base fee for the Virginia Bond Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the Virginia Bond Fund's performance to that of the Lipper Index over the performance period. The performance period for the Virginia Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Virginia Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

    OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
   --------------------------------------------------------------------
       +/- 20 to 50                          +/- 4
       +/- 51 to 100                         +/- 5
    +/- 101 and greater                      +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

USAA Virginia Funds - 10

--------------------------------------------------------------------------------

     Under the performance fee arrangement, the Virginia Bond Fund will pay a positive performance fee adjustment for a performance period whenever the Virginia Bond Fund outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period. [For the most recent fiscal year, the performance adjustment increased the management fee for the Virginia Bond Fund of 0.xx% by 0.xx%.]

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     VIRGINIA BOND FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 22 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     VIRGINIA MONEY MARKET FUND

     REGINA G. SHAFER, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since April 1999. She has 11 years of investment management experience and has worked for us for 15 years.
     Education: B.B.A., Southwest Texas State University; M.B.A., University of Texas at San Antonio. Ms. Shafer is a Certified Public Accountant and holds the Chartered Financial Analyst (CFA). She is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

                                                                 11 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 18 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *  $3,000

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account (except on transfers from brokerage accounts into the Virginia Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R) or USAA College Savings Plan(R). In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

USAA Virginia Funds - 12

--------------------------------------------------------------------------------

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the Virginia Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

                                                                 13 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call  toll  free   800-531-8448   to  speak  with  a  member   service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     CHECKWRITING

     * Checks can be issued for the Virginia Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

     You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only Virginia residents may exchange into a Virginia Fund.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Virginia Bond Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Virginia Bond Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE VIRGINIA BOND FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS on page 15.

     For purposes of this policy, all exchanges from the Virginia Bond Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

USAA Virginia Funds - 14

--------------------------------------------------------------------------------

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE VIRGINIA BOND FUND'S RIGHT TO REJECT PURCHASE AND
     EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Virginia Bond Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and

                                                                 15 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the  NAV  per  share  and  accept  purchase,   exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     =============================================
     [ARROW] FUND NUMBER
             Virginia Bond Fund               64
             Virginia Money Market Fund       65
     =============================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =============================================
     {ARROW] NEWSPAPER SYMBOL
             Virginia Bond Fund           VA Bd

     [ARROW] TICKER SYMBOL
             Virginia Bond Fund           USVAX
             Virginia Money Market Fund   UVAXX
     =============================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

USAA Virginia Funds - 16

--------------------------------------------------------------------------------

     VALUATION OF SECURITIES

     Securities of the Virginia Bond Fund are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities purchased with maturities of 60 days or less and all securities of the Virginia Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Virginia Bond Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the Virginia Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the Virginia Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the Virginia Bond Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Virginia Bond Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than Virginia, we will mail a check for proceeds of income dividends to you monthly. We will invest in your account any dividend or other distribution returned to us at the then-current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

                                                                 17 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 8, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that any Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of Virginia Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     VIRGINIA TAXATION

     The following is only a summary of some of the important Virginia personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situation.

     Dividends paid by the Funds and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth, which pay interest excludable from federal gross income, or derived from obligations of the United States, which pay interest or dividends excludable from Virginia taxable income under the laws of the United States, will be exempt from the Virginia income tax. Dividends (1) paid by the Funds, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands, and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends is derived from interest on obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for federal income tax purposes.

     Distributions from the Funds and derived from long-term capital gains on the sale or exchange by the Funds of obligations of the Common-wealth of Virginia, any political subdivision or instrumentality of the Commonwealth, or the United States will be exempt from Virginia income tax. Distributions from the Funds of all other long-term capital gains and all short-term capital gains realized by the Funds generally will be taxable to you regardless of how long you have held the shares.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Virginia Funds - 18

--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gains distributions).

     The information for the fiscal years ended March 31, 2006 through 2003, has been audited by Ernst & Young LLP, independent registered public accountants, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information prior to fiscal year 2003, was audited by another independent registered public accounting firm.

VIRGINIA BOND FUND

                                                     YEAR ENDED MARCH 31,
                                   ------------------------------------------------------
                                      2006      2005       2004        2003       2002
                                   ------------------------------------------------------
Net asset value at beginning
 of period                         $         $   11.83   $   11.67   $  11.08   $   11.29
                                   ------------------------------------------------------
Income (loss) from investment
 operations:
   Net investment income                           .50         .51        .52         .55
   Net realized and unrealized
     gain (loss)                                  (.23)        .16        .59        (.21)
                                   -----------------------------------------------------
Total from investment operations                   .27         .67       1.11         .34
                                   ------------------------------------------------------
Less distributions:
   From net investment income                     (.50)       (.51)      (.52)       (.55)
                                   ------------------------------------------------------
Net asset value at end of period   $         $   11.60   $   11.83   $  11.67   $   11.08
                                   ======================================================
Total return (%)*                                 2.34        5.84      10.16        3.02
Net assets at end of  period (000) $         $ 514,814   $ 510,505   $ 510,336  $ 466,718
Ratio of expenses to average net
 assets (%)**(a)                                   .60         .61        .59         .52
Ratio of net investment income to
 average net assets (%)**                         4.28        4.32       4.51        4.86
Portfolio turnover (%)                            6.67       15.77      14.91       35.06

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2006, average net assets were [$502,635,000.]

(a)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                  (.00%)(+)   (.00%)(+)  (.00%)(+)   (.02%)

      (+) Represents less than 0.01% of average net assets.

                                                                 19 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

VIRGINIA MONEY MARKET FUND

                                                       YEAR ENDED MARCH 31,
                                  --------------------------------------------------------
                                    2006        2005        2004       2003        2002
                                  --------------------------------------------------------
Net asset value at beginning
 of period                        $   1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                  --------------------------------------------------------
Income from investment
 operations:
   Net investment income                           .01         .01         .01         .02
Less distributions:
   From net investment income                     (.01)       (.01)       (.01)       (.02)
                                  -------------------------------------------------------
Net asset value at end
 of period                        $   1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                  ========================================================
Total return (%)*                                  .98         .57         .92        1.82
Net assets at end of period (000) $          $ 175,317   $ 175,108   $ 184,190   $ 171,656
Ratio of expenses to
  average net assets (%)**(a)                      .55         .56         .56         .55
Ratio of net investment income to
 average net assets (%)**                          .97         .57         .91        1.80

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2006, average net assets were [$171,969,000.]

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly did not affect the Fund's expense ratios.

USAA Virginia Funds - 18

                                   APPENDIX A


TAXABLE-EQUIVALENT YIELD TABLE

Combined 2006 Federal Income Tax and

Virginia State Personal Income Tax Rates

Assuming a Federal
Marginal Tax Rate of:      25.0%         28.0%         33.0%        35.0%

and a State Rate of:       5.75%         5.75%         5.75%        5.75%

The Effective Marginal
Tax Rate Would be:        29.31%(a)     32.14%(b)     36.85%(c)    38.74%(d)

To Match a Double
Tax-Free Yield of:    A Fully Taxable Investment Would Have to Pay You:

================================================================================
          1.00%            1.41%         1.47%         1.58%        1.63%
--------------------------------------------------------------------------------
          1.50%            2.12%         2.21%         2.38%        2.45%
--------------------------------------------------------------------------------
          2.00%            2.83%         2.95%         3.17%        3.26%
--------------------------------------------------------------------------------
          2.50%            3.54%         3.68%         3.96%        4.08%
--------------------------------------------------------------------------------
          3.00%            4.24%         4.42%         4.75%        4.90%
--------------------------------------------------------------------------------
          3.50%            4.95%         5.16%         5.54%        5.71%
--------------------------------------------------------------------------------
          4.00%            5.66%         5.89%         6.33%        6.53%
--------------------------------------------------------------------------------
          4.50%            6.37%         6.63%         7.13%        7.35%
--------------------------------------------------------------------------------
          5.00%            7.07%         7.37%         7.92%        8.16%
--------------------------------------------------------------------------------
          5.50%            7.78%         8.10%         8.71%        8.98%
--------------------------------------------------------------------------------
          6.00%            8.49%         8.84%         9.50%        9.79%
--------------------------------------------------------------------------------
          6.50%            9.20%         9.58%        10.29%       10.61%
--------------------------------------------------------------------------------
          7.00%            9.90%        10.32%        11.09%       11.43%
================================================================================

(a) Federal Rate of 25.0% + (Virginia State Rate of 5.75% x (1-25.0%))

(b) Federal Rate of 28.0% + (Virginia State Rate of 5.75% x (1-28.0%))

(c) Federal Rate of 33.0% + (Virginia State Rate of 5.75% x (1-33.0%))

(d) Federal Rate of 35.0% + (Virginia State Rate of 5.75% x (1-35.0%))

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.
                                                                  21- Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.


             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Each Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds policies and procedures with respect to the disclosure of the Funds portfolio securities is available in the Funds SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                    ------------------------------------
                        INSURANCE * MEMBER SERVICES

17000-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part A

                             The Prospectus for the
                                World Growth Fund

                               is included herein

[USAA EAGLE LOGO (R)]

     USAA WORLD GROWTH Fund

     An equity fund seeking capital appreciation.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2006

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         1

What Are the Principal Risks of
Investing in This Fund?                                   1

Could the Value of Your Investment
in This Fund Fluctuate?                                   2

Fees and Expenses                                         3

Fund Investments                                          4

Fund Management                                           4

Using Mutual Funds in an
Investment Program                                        5

How to Invest                                             6

How to Redeem                                             7

How to Exchange                                           8

Other Important Information
About Purchases, Redemptions
and Exchanges                                             9

Shareholder Information                                  10

Financial Highlights                                     13

[BLANK PAGE]

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund has an objective of capital appreciation. We are the Fund's investment adviser. We have retained MFS Investment Management (MFS) to serve as subadviser of the Fund. MFS will attempt to achieve this objective by investing the Fund's assets mostly in a mix of foreign (including emerging market) and domestic equity securities. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 4 for more information.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, foreign investing risk, management risk and the risk of investing in over-the-counter (OTC) securities.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     * EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     * POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     OVER-THE-COUNTER (OTC) RISK. OTC transactions involve risk in addition to those incurred in transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

     OTHER RISKS: As with other mutual funds, losing money is also a risk of investing in this Fund. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  1 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund. Because the Fund invests in foreign markets, this Fund is expected to be more volatile than the average equity mutual fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ---------------------------------------------------------------------------
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE  CHANGE IN  A SHARE  ASSUMING THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ---------------------------------------------------------------------------

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                CALENDAR YEAR             TOTAL RETURN
                    1996                     19.08%
                    1997                     12.87%
                    1998                     10.37%
                    1999                     30.73%
                    2000                    -11.20%
                    2001                    -17.50%
                    2002                    -15.97%
                    2003                     27.73%
                    2004                     18.32%
                    2005                      7.73%

                           SIX-MONTH YTD TOTAL RETURN
                                 x.xx% (6/30/06)

               BEST QUARTER*                        WORST QUARTER*
               20.60% 4th Qtr. 1998          -18.95% 3rd Qtr. 1998

    * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which MFS assumed day-to-day management of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

USAA World Growth Fund - 2

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2005
                                                                        SINCE
                                       PAST 1    PAST 5    PAST 10    INCEPTION
                                        YEAR     YEARS      YEARS      10/1/92
--------------------------------------------------------------------------------
Return Before Taxes                     7.73%    2.45%      6.87%       8.13%
--------------------------------------------------------------------------------
Return After Taxes on Distributions     6.53%    2.19%      5.91%       7.27%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 6.68%    2.16%      5.65%       6.88%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
(MSCI) World Index* (reflects no
deduction for fees, expenses, or
taxes)                                  9.49%    2.18%      7.04%       8.80%+
--------------------------------------------------------------------------------
Lipper Global Funds Index** (reflects
no deduction for taxes)                11.89%    2.96%      7.95%       9.32%+
--------------------------------------------------------------------------------

  * The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

  ** The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

  + The performance of the MSCI World Index and the Lipper Global Funds Index is calculated with a commencement date of September 30, 1992, while the Fund's inception date is October 1, 1992. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended May 31, 2006, and are calculated as a percentage of average net assets.

     Management Fee                               .xx%a

     Distribution and Service (12b-1) Fees        None

     Other Expenses                               .xx%

     TOTAL ANNUAL OPERATING EXPENSES             X.XX%B

[footnote]
  a A performance fee adjustment increased the management fee of 0.75% by x.xx% for the most recent fiscal year ended May 31, 2006. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Global Funds Index. See page 4-5 for more information about the calculation of the performance fee adjustment.

  b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including these reductions, the total annual operating expenses were x.xx%.

     ---------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS Of SELLING FUND SHARES.
     ---------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
             --------------------------------------------------------
                $xxx          $xxx           $xxx           $xxxx

                                                                  3 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW]  WHY  ARE  FOREIGN  AND  DOMESTIC  STOCKS  COMBINED  IN THE  FUND'S
     PORTFOLIO?

     MFS believes that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

     [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

     No, there are no restrictions except that MFS may not invest more than 25% of the Fund's total assets in any one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries, one of which is the United States.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     MFS seeks to outperform the MSCI World Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

     MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

     For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, see INVESTMENT POLICIES in the statement of additional information.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ---------------------------------------------------------------------------
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $XX BILLION AS OF JUNE 30, 2006
     ---------------------------------------------------------------------------

     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's investment advisory agreements will be available in the Fund's semiannual report to shareholders for the period ended November 30, 2006.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

USAA World Growth Fund - 4

--------------------------------------------------------------------------------

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

        OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1                OF THE FUND'S  AVERAGE NET ASSETS)
     ---------------------------------------------------------------------------
         +/- 100 to 400                                +/- 4
         +/- 401 to 700                                +/- 5
       +/- 701 and greater                             +/- 6

  (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee of 0.75% by x.xx%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of June 30, 2006, net assets under the management of MFS were approximately $xxx billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     DAVID R. MANNHEIM, senior vice president and global equity portfolio manager, has 21 years of investment management experience and has worked for MFS for 17 years. He has managed the Fund since June 2002. Education: bachelor's degree in economics, Amherst College; M.S. in management, Massachusetts Institute of Technology.

     SIMON TODD, ASIP, CFA, vice president and global equity research analyst, began co-managing the Fund in April 2005. He joined MFS in 2000. Prior to joining MFS, he was a U.K. and European equity analyst for Phillips & Drew in London for three years. Education: MA, with honors, Oxford University, Brasenose College. Mr. Todd is a member of the Society of Investment Professionals (ASIP) and the CFA Institute.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

                                                                  5 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     The Fund or the Fund's transfer agent also may enter into agreements with financial intermediaries whereby orders from the financial intermediaries' customers may be executed at the NAV next calculated after receipt of an aggregated order by the Fund or the Fund's transfer agent from the financial intermediary, with payment for the order being made from the financial intermediary to the Fund or the Fund's transfer agent on the next business day. Under these arrangements, the financial intermediary must receive its customers' orders and funds prior to the time the financial intermediary submits the aggregated order to the Fund or the Fund's transfer agent.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

USAA World Growth Fund - 6

--------------------------------------------------------------------------------

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

        Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     *  No  initial   investment  if  you  elect  to  have  monthly   electronic
        investments of at least $50 per transaction, per account.

        There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R) or USAA College Savings PlanSM. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, call 800-759-8722 or log on to USAA.COM and click on "register now." Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     * To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 800-531-8448 or visit our Web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 800-531-8448 to add these services.

     PHONE 800-531-8448

     * If you would like to open a new account or exchange to another fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

                                                                  7 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to ten days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

         REGULAR MAIL:
         USAA Investment Management Company
         P.O. Box 659453
         San Antonio, TX 78265-9825

         REGISTERED OR EXPRESS MAIL:
         USAA Investment Management Company
         9800 Fredericksburg Road
         San Antonio, TX 78240

     *  Send a signed fax to 800-292-8177.

     *  Call   toll   free   800-531-8448  to  speak   with   a  member  service
        representative.

     * Call toll free 800-531-8777 to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     USAA BROKERAGE SERVICES

     *  Call   toll  free   800-531-8343   to  speak   with  a  member   service
        representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through USAA TouchLine(R) and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

USAA World Growth Fund - 8

--------------------------------------------------------------------------------

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described.

     EXCHANGE LIMITATIONS

     To minimize fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the USAA Short-Term Fund, the USAA Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each fund reserves the right to reject a shareholder's purchase or exchange orders into a fund at any time when in the best interest of the fund. The Fund may still restrict an investor's account from further purchases or exchanges even if the investor has complied with the exchange policy if the investor is engaged in excessive short-term trading. See THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS.

     For purposes of this policy, all exchanges from the Fund on a trading day are counted only as one exchange. The following transactions are not counted as exchanges for purposes of this policy:

     *  Transactions   done  under  automatic   purchase  plans  and  systematic
        withdrawal plans;

     *  Transactions  done  to  meet  minimum  distribution   requirements  from
        retirement accounts; and

     * Transactions done to effect an IRA conversion or redistribution to a different retirement account.

     In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA family of funds generally is not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies for the USAA family of funds, except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Short-Term Fund. These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     * Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     * Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons
                                                                 9 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     who engage in an "in and out" transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" transaction in the same fund within 90 days. The Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans; and

     *  Other   transactions  that  are  not  motivated  by  short-term  trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *  Calculate  the   NAV  per  share  and  accept  purchase,  exchange,  and
        redemption orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *  Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call USAA TouchLine(R) at 800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

USAA World Growth Fund - 10

--------------------------------------------------------------------------------

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ---------------------------------------------------------
     [ARROW]  FUND NUMBER                                  54
     [ARROW]  NEWSPAPER SYMBOL                          USAWX
     [ARROW]  TICKER SYMBOL                             WldGr
     ---------------------------------------------------------

     You may also access this information through our USAA.COM Web site once you have established Internet access. You must remember that historical performance does not necessarily indicate what will happen in the future.

     You may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices.

SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ------------------------------------------------------------------
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ------------------------------------------------------------------

     VALUATION OF SECURITIES

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially

                                                                 11 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

     from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share.

     ---------------------------------------------------------------------------
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ---------------------------------------------------------------------------

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2008 for
     (1) gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distribution from realized gains on the sale or exchange of the Fund's capital assets held for more than one year.
     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund, you would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. You will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in

USAA World Growth Fund - 12

--------------------------------------------------------------------------------

     cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *  Underreports dividend or interest income or

     *  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information for the fiscal years ended May 31, 2006 through 2003, has been audited by Ernst & Young LLP independent registered public accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund prior to fiscal year 2003, was audited by another independent registered public accounting firm.

                                                                 13 - Prospectus

USAA WORLD GROWTH FUND
--------------------------------------------------------------------------------

                                                   YEAR ENDED MAY 31,
                               -------------------------------------------------------
                                  2006      2005        2004        2003      2002
                               -------------------------------------------------------
Net asset value at beginning
 of period                     $         $   16.09   $   13.02   $   14.42   $   15.90
                               --------------------------------------------------------
Income (loss) from investment
 operations:
  Net investment income                        .08         .08         .04         .03
  Net realized and unrealized
    gain (loss)                               1.78        3.03       (1.39)      (1.43)
                               --------------------------------------------------------
Total from investment
 operations                                   1.86        3.11       (1.35)      (1.40)
                               --------------------------------------------------------
Less distributions:
  From net investment income                  (.08)       (.04)       (.05)       (.07)
  From realized capital gains                 (.32)         -           -         (.01)
                               --------------------------------------------------------
Total distributions                           (.40)       (.04)       (.05)       (.08)
                               --------------------------------------------------------
Net asset value at end
 of period                     $         $   17.55   $   16.09   $   13.02   $   14.42
                               ========================================================
Total return (%)*                            11.54       23.87       (9.32)      (8.79)
Net assets at end
 of period (000)               $         $ 330,792   $ 288,629   $ 231,337   $ 276,019
Ratio of expenses to average
 net assets (%)**(a)                          1.31        1.32        1.53        1.40
Ratio of net investment income
  to average net assets (%)**                  .50         .59         .35         .21
Portfolio turnover (%)                       36.49       56.13      138.42       51.18

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period

**   For the year ended May 31, 2006, average net assets were [$310,361,000].

(a)  Reflects  total  operating  expenses of the Fund before  deductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:              (.01%)      (.02%)      (.00%)+     (.00%)+

     + Represents less than 0.01% of average net assets.

USAA World Growth Fund - 14

                                     NOTES

                                     NOTES

              INVESTMENT          USAA Investment Management Company
                ADVISER,          P.O. Box 659453
          ADMINISTRATOR,          San Antonio, Texas 78265-9825
            UNDERWRITER,
         AND DISTRIBUTOR

          TRANSFER AGENT          USAA Shareholder Account Services
                                  P.O. Box 659453
                                  San Antonio, Texas 78265-9825

           CUSTODIAN AND          State Street Bank and Trust Company
        ACCOUNTING AGENT          P.O. Box 1713
                                  Boston, Massachusetts 02105

               TELEPHONE          Call toll free - Central Time
        ASSISTANCE HOURS          Monday - Friday 7 a.m. to 10 p.m.
                                  Saturday 8:30 a.m. to 5 p.m.

             FOR ACCOUNT          800-531-8448
              SERVICING,
           EXCHANGES, OR
             REDEMPTIONS

         RECORDED MUTUAL          24-hour Service (from any phone)
       FUND PRICE QUOTES          800-531-8066

             MUTUAL FUND          (from touch-tone phones only)
       USAA TOUCHLINE(R)          For account balance, last transaction,
                                  fund prices, or to exchange/redeem fund
                                  shares 800-531-8777

         INTERNET ACCESS          USAA.COM

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA

Receive this document and
others electronically.
Sign up at USAA.COM.

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                   ------------------------------------
                       INSURANCE * MEMBER SERVICES

23448-0806      Investment Company Act File No. 811-7852          (C)2006, USAA.
                                                            All rights reserved.

                                     Part B

                   Statement of Additional Information for the

                             Aggressive Growth Fund,
                              Capital Growth Fund,
                      First Start Growth Fund, Growth Fund,
              Growth & Income Fund, High-Yield Opportunities Fund,
                         Income Fund, Income Stock Fund,
                 Intermediate-Term Bond Fund, Money Market Fund,
                Science & Technology Fund, Short-Term Bond Fund,
                      Small Cap Stock Fund, and Value Fund

                               is included herein

USAA          USAA                                      STATEMENT OF
EAGLE         MUTUAL                                    ADDITIONAL INFORMATION
LOGO (R)      FUNDS TRUST                               AUGUST 1, 2006


           AGGRESSIVE GROWTH FUND, GROWTH FUND, GROWTH & INCOME FUND,
              INCOME STOCK FUND, INCOME FUND, SHORT-TERM BOND FUND,
     MONEY MARKET FUND, SCIENCE & TECHNOLOGY FUND, FIRST START GROWTH FUND, INTERMEDIATE-TERM BOND FUND, HIGH-YIELD OPPORTUNITIES FUND,
                             SMALL CAP STOCK FUND,
                       CAPITAL GROWTH FUND, AND VALUE FUND

-------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust is a registered investment company offering shares of thirty-nine no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified, except the Aggressive Growth Fund, which is classified as non-diversified.

     You may obtain a free copy of a prospectus dated August 1, 2006, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund's prospectus.

     The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended July 31, 2005, are included in the annual report to share holders of that date and are incorporated herein by reference.


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                                TABLE OF CONTENTS
PAGE
 2        Valuation of Securities
 3        Conditions of Purchase and Redemption
 4        Additional Information Regarding Redemption of Shares
 5        Investment Plans
 6        Investment Policies
 20       Investment Restrictions
 21       Portfolio Transactions and Brokerage Commissions
 25       Fund History and Description of Shares
 26       Tax Considerations
 28       Trustees and Officers of the Trust
 35       The Trust's Manager
 44       Portfolio Manager Disclosure
 56       Portfolio Holdings Disclosure
 57       General Information
 58       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The value of the securities of each Fund (other than the Money Market Fund) is determined by one or more of the following methods:

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's subadviser, if applicable, at fair value by us using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     The value of the Money Market Fund's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accoutns yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

         The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owner(s) will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the last business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the First Start Growth, Income, Short-Term Bond, and Money Market Funds the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds   transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE Plan - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institu-tion. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax exempt funds).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The First Start Growth, Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest a portion of their assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

PUT BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds' assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

SYNTHETIC INSTRUMENTS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instru-ments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

     The convertible securities in which the Funds will invest (except the Income, Short-Term Bond, and Intermediate-Term Bond Funds) may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.[GRAPHIC OMITTED]

FOREIGN SECURITIES

The Aggressive Growth, Growth, Growth & Income, Income Stock, First Start Growth, High-Yield Opportunities, Small Cap Stock, and Value Funds may invest up to 20% of their assets and the Science & Technology Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs). The Capital Growth Fund may invest up to 100% of its assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

     Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

     Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund (except the Short-Term Bond and Money Market Funds) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Intermediate-Term Bond Fund's investments in equity securities are limited to preferred securities). As used herein, "equity securities" are defined as common stock, preferred stock, trust or lim-ited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 10%) of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.


ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates. A Fund will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The First Start Growth, Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The  First  Start  Growth,  Income,  Short-Term  Bond,  Intermediate-Term  Bond,
High-Yield Opportunities, and Money Market Funds may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the First Start Growth, Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before com-mon stockholders. While most preferred stocks pay a dividend, the High-Yield Opportunities Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Intermediate-Term Bond Fund may invest only in investment-grade preferred securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's (except the Money Market Fund) assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund (except the Aggressive Growth Fund, Growth Fund, Income Fund, and the Money Market Fund) may buy and sell options on currencies, securities, and securities indexes. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

     The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     Each Fund (except the Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     The High-Yield Opportunities Fund may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

     The High-Yield Opportunities Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

MORTGAGE-BACKED SECURITIES

The First Start Growth, Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     The First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), commercial mortgage-backed securities interest only (CMBS IOs), and mortgage dollar rolls.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

     CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

     SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO"class), while the other class will receive all of the principal (the principal-only or "PO"class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds (except the High-Yield Opportunities Fund) will only purchase CMBS IOs rated AA and higher.

     In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

The First Start Growth, Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in asset-backed securities
(ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

HYBRID INSTRUMENTS

The High-yield Opportunities Fund may invest in hybrid instruments (a type of potentially high-risk derivative), which can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the High-Yield Opportunities Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)    may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Sub-adviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadvisers. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

     In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

     In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

     To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the fiscal year ended July 31, 2005, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular UBS AG broker-dealers.

                                                        VALUE OF SECURITIES
REGULAR BROKER-DEALER                                    AS OF JULY 31, 2005

Merrill Lynch, Pierce, Fenner & Smith, Inc.
  Growth & Income Fund                                   $ 18,545,000
Morgan Stanley & Company
  Income Stock Fund                                      $  2,631,000
Citigroup Global Markets
  Aggressive Growth Fund                                 $  9,816,000
  Income Stock Fund                                      $ 26,692,000
  Growth & Income Fund                                   $ 24,241,000
  Short-Term Bond Fund                                   $  2,971,000
  High-Yield Opportunities Fund                          $    435,000
  Value Fund                                             $  3,428,000
  Money Market Fund                                      $ 23,799,000
Lehman Brothers, Inc.
  Growth Fund                                            $ 12,516,000
  Aggressive Growth Fund                                 $  6,394,000
  Income Stock Fund                                      S  2,018,000
  First Start Growth Fund                                $  2,080,000
Deutsche Bank
  Money Market Fund                                      $ 17,240,000
Bank One Corp.
  Money Market Fund                                      $ 10,003,000
Goldman Sachs
  First Start Growth Fund                                $    960,000
  Income Stock Fund                                      $  1,515,000
Citicorp
 Income Fund                                             $    505,000
Bank of America Securities, LLC
  Income Stock Fund                                      $ 45,333,000
  Growth & Income Fund                                   $ 28,994,000
  High-Yield Opportunities Fund                          $    654,000
  Value Fund                                             $  3,527,000
Bear Stearns
  Income Stock Fund                                      $  3,574,000
JP Morgan Chase & Co.
  Income Stock Fund                                      $ 19,640,000
State Street Bank & Trust
  Growth and Income Fund                                 $ 13,041,000
Travelers Life & Annuity (Citigroup)
  Intermediate-Term Bond Fund                            $  1,995,000
UBS AG
  Growth Fund                                            $  8,200,000
  Aggressive Growth Fund                                 $ 26,728,000
  First Start Growth Fund                                $  5,522,000

BROKERAGE COMMISSIONS

     During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

   FUND                             2003             2004              2005

  Aggressive Growth Fund        $  2,204,739a     $  2,003,957    $  1,391,912
  Growth Fund                   $  1,001,144a     $  1,575,387b   $  2,240,550d
  Growth & Income Fund          $  1,804,244a     $  2,243,259    $  2,010,776
  Income Stock Fund             $  4,064,914a,b   $  1,695,078    $  1,490,700
  Income Fund                   $     30,120      $     17,380    $     16,250
  Science & Technology Fund     $  1,684,400a     $  2,027,417b   $  1,354,030
  First Start Growth Fund       $    443,667a     $    409,256    $    302,108
  High-Yield Opportunities Fund $      4,908      $      1,815    $     10,000d
  Small Cap Stock Fund          $     748,266a    $    616,933b   $    425,425
  Capital Growth Fund           $     185,939a    $    353,567c   $    312,278
  Value Fund                    $     262,345a    $    312,050b   $    164,392


  a A change of investment management resulted in a repositioning of the portfolio at the end of fiscal 2002 that continued into the beginning of fiscal 2003. The repositioning in late June 2002 led to an increase in transactions and related brokerage fees.

  b The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio. The Growth Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund changed subadvisers in July 2004, August 2003, December 2003, and July 2004, respectively, which resulted in a repositioning of their portfolios.

  c An increase in the Capital Growth Fund's assets led to an increase in transactions and related brokerage fees.

 d An increase in portfolio transactions resulted in an increase in brokerage fees.

     During the last three fiscal years ended July 31, the Fund paid the following brokerage fees related to the "science" sector of the Fund to USAA Brokerage Services, an affiliated discount brokerage service of the Manager:

         FUND                                2003          2004         2005
         Science & Technology Fund          $12,380        $500          --

Marsico Capital Management, LLC, a subadviser of the Aggressive Growth Fund, Growth Fund, and First Start Growth Fund, executed some Fund portfolio transactions through its brokerage affiliate, Banc of America Securities. The Funds paid the following brokerage commissions for such transactions:

         FUND                                 2003         2004         2005

         Aggressive Growth Fund             $ 6,930         --           --
         Growth Fund                        $ 4,196         --           --
         First Start Growth Fund            $ 1,252         --           --

     The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2005, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

                                                       COMMISSIONS/UNDERWRITING
     FUND                       TRANSACTION AMOUNT            CONCESSIONS

     Aggressive Growth Fund         $  99,345,305           $ 108,889
     Growth Fund                    $ 292,132,302           $ 309,189
     Growth & Income Fund           $  52,565,523           $  58,367
     Science & Technology Fund      $  21,255,849           $  53,679
     First Start Growth Fund        $  21,114,449           $  23,873
     Intermediate-Term Bond Fund    $     400,000           $   2,000
     Short-Term Bond Fund           $   1,649,867           $   3,937
     Small Cap Stock Fund           $   2,998,227           $   4,737
     Value Fund                     $     600,197           $     805

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

     For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

         FUND                                       2004          2005

         Aggressive Growth Fund                    87.54%         71.33%
         Growth Fund                              119.52%*       128.00%
         Growth & Income Fund                      72.93%         81.26%
         Income Stock Fund                         54.35%         72.80%
         Income Fund                               28.25%         24.17%
         Short-Term Bond Fund                      32.02%         41.97%
         Science & Technology Fund                150.73%*       130.82%
         First Start Growth Fund                   83.82%         75.20%
         Intermediate-Term Bond Fund               24.01%         41.86%
         High-Yield Opportunities Fund             55.24%         29.52%
         Small Cap Stock Fund                     184.27%*        69.09%
         Capital Growth Fund                      194.75%**      165.81%
         Value Fund                               175.60%*        21.74%

     * The Income Stock Fund changed subadvisers in July 2003, which resulted in a repositioning of the portfolio. The Growth Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund changed subadvisers in July 2004, August 2003, December 2003, and July 2004, respectively, which resulted in a repositioning of their portfolios.

     ** An increase in the Capital Growth Fund's assets and a change in market conditions resulted in changes to the Fund's portfolio positions and an increase the Fund's portfolio turnover rate.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, fourteen of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified, except the Aggressive Growth Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth, Income, and Money Market Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Growth & Income and Short-Term Bond Funds were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Science & Technology and First Start Growth Funds were established on May 9, 1997, and commenced public offering of their shares on August 4, 1997; the Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

     Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

     A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

     Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

     Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

     Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" pay-ments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Directorships held.

NON INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*             POSITION(S)  TERM OF          PRINCIPAL OCCUPATION(S) DURING          NUMMBER OF           OTHER
AND AGE                    HELD WITH    OFFICE** AND     PAST 5 YEARS                            PORTFOLIOS IN FUND   DIRECTORSHIPS
                           FUND         LENGTH OF                                                COMPLEX OVERSEEN     HELD BY
                                        TIME SERVED                                              BY TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Barbara B. Dreeben (61)     Trustee     Trustee since   President, Postal Addvantage            One registered          None
                                        January 1994    (7/92-present), which is a postal       investment companies
                                                        mail list management service.           consisting of 39 funds
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,            Trustee     Trustee since   Institute Analyst, Southwest Research   One registered          None
Ph.D. (60)                              January 1997    Institute (3/02-present); Staff         investment companies
                                                        Analyst, Southwest Research Institute   consisting of 39 funds
                                                        (9/98-3/02), which focuses in the
                                                        fields of technological research.
------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr (60)    Trustee     Trustee since   President of Reimherr Business          One registered          None
                                        January 2000    Consulting (5/95-present), which        investment companies
                                                        performs business valuations of large   consisting of 39 funds
                                                        companies to include the development
                                                        of annual business plans, budgets,
                                                        and internal financial reporting.
------------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks,           Trustee      Trustee since   Charles E and Sarah M Seay Regents      One registered          None
Ph.D. (56)                              May 2000        Chair Professor of Finance, University  investment companies
                                                        of Texas at Austin (9/96-present).      consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker (63)     Trustee and  Trustee since   Vice President, Beldon Roofing          One registered          None
                           Chairman     January 1992    Company (7/85-present).                 investment companies
                           of the Board Chair of the                                            consisting of 39 funds
                           of Trustees  Board of
                                        Trustees
                                        since February
                                        2005
====================================================================================================================================

* The address for each Non Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustee and officers of the Trust are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             LENGTH OF                                                   IN FUND COMPLEX
                                        TIME SERVED                                                 OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.         Trustee,        Trustee since   President and Chief Executive Officer,       Two registered       None
Claus (45)             President, and  February 2001   Trustee, and Chairman of the Board of        investment
                       Vice Chairman                   Trustees, USAA Investment Management         companies
                       of the Board of                 Company (IMCO) (12/04-present); President    consisting of
                       Trustees                        and Chief Executive Officer, Trustee,        44 funds
                                                       and Vice Chairman of the Board of Trustees,
                                                       IMCO (2/01-12/04); Senior Vice President
                                                       of Investment Sales and Service, IMCO
                                                       (7/00-2/01). Mr. Claus also serves as
                                                       President, Trustee, and Chairman of the
                                                       Board of Trustees of USAA Shareholder
                                                       Account Services (SAS). He also holds the
                                                       officer position of Senior Vice President
                                                       of the USAA Life Investment Trust, a
                                                       registered investment company offering five
                                                       individual funds.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson    Vice President   Vice President   Senior Vice President, Fixed Income        Two registered       None
(55)                                    since May 2002   Investments, IMCO (9/02-present); Vice     investment
                                                         President, Fixed Income Investments,       companies
                                                         IMCO (5/02-9/02); Vice President,          consisting of
                                                         Mutual Fund Portfolios, IMCO,(12/99-       44 funds
                                                         5/02). Mr. Gladson also holds the
                                                         officer position  of Vice President
                                                         of the USAA Life Investment Trust, a
                                                         registered investment company offering
                                                         five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester also holds      investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting
                                                         a registered investment company offering   of 44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting
                                                         President, Securities Counsel, USAA        of 44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Trustee IMCO/FPS Finance, USAA (12/03-     companies
                                                         9/04); Executive Trustee FPS Finance,      consisting of
                                                         USAA (2/03-12/03); Trustee FPS Finance,    39 funds
                                                         USAA (12/02-2/03); Trustee Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and Treasurer of
                                                         IMCO, SAS, FPS, and  FAI.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

------------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04-present); Assistant Vice President,  investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting
                                                         1/03). Ms. Smiley also holds the officer   of 44 funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02);               of 44 funds
                                                         Executive Trustee, Mutual Fund Analysis
                                                         & Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life Investment Trust, a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2005, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Company that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2005, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2005, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2005, the Corporate Governance Committee held meetings seven times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                         AGGRESSIVE           GROWTH               GROWTH &
                         GROWTH FUND           FUND              INCOME FUND

INTERESTED TRUSTEE
Christopher W. Claus  $50,001 - $100,000  $50,001 - $100,000  $50,001 - $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben         None                None                  None
Robert L. Mason            None                None           $10,001 - $50,000
Michael F. Reimherr    $0 - $10,000            None                  None
Laura T. Starks            None                None                  None
Richard A. Zucker          None                None                  None

                           INCOME            INCOME             FIRST START
                         STOCK FUND           FUND              GROWTH FUND

INTERESTED TRUSTEE
Christopher W. Claus  $50,001 - $100,000  $10,001 -$50,000          None

NON-INTERESTED TRUSTEES
Barbara B. Dreeben         None                None                 None
Robert L. Mason       $10,001 - $50,000        None                 None
Michael F. Reimherr   $50,001 - $100,000  $10,001 - $50,000     $0 - $10,000
Laura T. Starks            None                None                 None
Richard A. Zucker          None            Over $100,000        $0 - $10,000


                           MONEY            SCIENCE &          SMALL CAP
                         MARKET FUND      TECHNOLOGY FUND      STOCK FUND

INTERESTED TRUSTEE
Christopher W. Claus    $10,001 - $50,000      None                 None

NON INTERESTED TRUSTEES
Barbara B. Dreeben         None                None                 None
Robert L. Mason       $10,001 - $50,000        None                 None
Michael F. Reimherr   $10,001 - $50,000     $0 - $10,000            None
Laura T. Starks          Over $100,000         None                 None
Richard A. Zucker     $50,001 - $100,000       None           $10,001 - $50,000

                      INTERMEDIATE-TERM     SHORT-TERM          HIGH-YIELD
                          BOND FUND         BOND FUND       OPPORTUNITIES FUND

INTERESTED TRUSTEE
Christopher W. Claus    Over $100,000   $50,001 - $100,000     Over $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben         None                None                 None
Robert L. Mason            None                None                 None
Michael F. Reimherr   $10,001 - $50,000  $10,001 - $50,000    $10,001 - $50,000
Laura T. Starks            None                None                 None
Richard A. Zucker          None                None                 None

                                                                 USAA FUND
                           CAPITAL             VALUE              COMPLEX
                          GROWTH  FUND         FUND                TOTAL
INTERESTED TRUSTEE
Christopher W. Claus       None           $10,001 - $50,000     Over $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben         None                None             Over $100,000
Robert L. Mason            None                None             Over $100,000
Michael F. Reimherr   $10,001 - $50,000        None             Over $100,000
Laura T. Starks            None                None             Over $100,000
Richard A. Zucker          None                None             Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Company for their services as Trustees for the fiscal year ended July 31, 2005.

        NAME                    AGGREGATE              TOTAL COMPENSATION
         OF                    COMPENSATION           FROM THE USAA FUNDS
       TRUSTEE               FROM THE TRUST           AND FUND COMPLEX (B)

INTERESTED TRUSTEE
Christopher W. Claus             None (a)                   None (a)

NON INTERESTED TRUSTEES
Barbara B. Dreeben               $ 15,975                   $ 63,900
Robert L. Mason                  $ 16,275                   $ 65,100
Michael F. Reimherr              $ 15,075                   $ 60,300
Laura T. Starks                  $ 15,075                   $ 60,300
Richard A. Zucker                $ 17,175                   $ 68,700

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust any other Fund of the USAA Fund Complex.

(b) At July 31, 2005, the USAA Fund Complex consisted of five registered investment companies offering 44 individual funds. Each non-interested Trustee served as a Trustee on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consisted of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of April 30, 2006, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of April 30, 2006, USAA and its affiliates owned 3,000 shares (which is less than 0.01%) of the Money Market Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, Value Fund, and Science & Technology Fund.

     The following table identifies all persons who, as of April 30, 2006, held of record or owned beneficially 5% or more of any Fund's shares.

                              NAME AND ADDRESS
    TITLE OF CLASS           OF BENEFICIAL OWNER             PERCENT OF CLASS

    Aggressive Growth      Brown Brothers Harriman & Co.          5.78%
        Fund                Investment Fund Global
                              Distribution Center
                             525 Washington Blvd
                            Jersey City, NJ 073101

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds pursuant to an Advisory Agreement, dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund.

     The Manager also provides investment management and advisory services to the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, and Value Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

     For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectuses, the SAI, and reports to prospective shareholders.

     The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2008, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Growth Fund, High-Yield Opportunities Fund, and the Capital Growth Fund to 1.00% of each Fund's ANA, the Value Fund to 1.15% of the Fund's ANA, the First Start Growth Fund to 1.45% of the Fund's ANA, the Intermediate-Term Bond Fund to 0.65% of the Fund's ANA, and the Small Cap Stock Fund to 1.40% of the Fund's ANA, and will reimburse the Funds for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

     For the last three fiscal years ended July 31, management fees were as follows:

FUND                                2003            2004           2005

Aggressive Growth Fund           $ 2,549,088     $ 3,375,360    $ 4,118,391
Growth Fund                      $ 4,906,620     $ 5,840,930    $ 6,416,984
Growth & Income Fund             $ 4,715,569     $ 6,139,457    $ 6,963,900
Income Stock Fund                $ 6,593,180     $ 8,005,505    $ 9,036,287

Income Fund                      $ 3,368,626     $ 3,351,475    $ 4,094,663
Short-Term Bond Fund             $   641,636     $   715,056    $   824,831
Money Market Fund                $ 8,390,979     $ 7,644,056    $ 7,152,098
Science & Technology Fund        $ 1,853,300     $ 2,726,819    $ 2,538,275
First Start Growth Fund          $   964,901     $ 1,349,950    $ 1,594,166
Intermediate-Term Bond Fund      $   662,071     $   796,430    $ 1,084,204
High-Yield Opportunities Fund    $   374,319     $   796,345    $ 1,223,146
Small Cap Stock Fund             $   825,891     $ 1,209,229    $ 1,799,060
Capital Growth Fund              $   271,917     $   600,001    $   832,758
Value Fund                       $   522,653     $   747,083    $ 1,180,453

     As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

 FUND                              2003            2004           2005

 Growth Fund                     $ 1,979,472     $ 1,671,109    $ 1,834,399
 First Start Growth Fund         $   964,901     $ 1,349,950    $ 1,594,166
 Intermediate-Term Bond Fund     $   151,154     $   213,474    $   285,244
 High-Yield Opportunities Fund   $    64,376            --             --
 Small Cap Stock Fund            $   299,952     $    11,037           --
 Capital Growth Fund             $   452,146     $   512,947    $   649,997
 Value Fund                      $   205,511     $   147,225    $   190,556

     The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

         FUND                                                 FEE RATE
     Aggressive Growth Fund                                         *
     First Start Growth Fund                                     .75%
     Growth Fund                                                 .75%
     Growth & Income Fund                                        .60%
     High-Yield Opportunities Fund                               .50%
     Income Fund                                                 .24%
     Income Stock Fund                                           .50%
     Intermediate-Term Bond Fund                                   **
     Science & Technology Fund                                   .75%
     Short-Term Bond Fund                                        .24%
     Small Cap Stock Fund                                        .75%
     Capital Growth Fund                                         .85%
     Value Fund                                                  .75%

     * The fee is computed at one-half of one percent (0.50%) of the first $200 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (0.33%) for that portion of average net assets in excess of $300 million.

     ** The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

        FUND                                          LIPPER INDEX

     Aggressive Growth Fund                       Large-Cap Growth*
     First Start Growth Fund                      Flexible Portfolio*
     Growth Fund                                  Large-Cap Growth
     Growth & Income Fund                         Multi-Cap Core*
     High-Yield Opportunities Fund                High Yield Debt
     Income Fund                                  A Rated Bond
     Income Stock Fund                            Equity Income

     Intermediate-Term Bond Fund                  Intermediate Investment Grade
     Science & Technology Fund                    Science & Technology
     Short-Term Bond Fund                         Short Investment Grade Bond
     Small Cap Stock Fund                         Small-Cap Core
     Capital Growth Fund                          Global*
     Value Fund                                   Multi-Cap Value

     * Prior to October 18, 2002, the Lipper Performance Index for the Aggressive Growth, Growth & Income, and Capital Growth Funds were Mid-Cap Growth, Large-Cap Core, and Mid-Cap Growth, respectively. Prior to August 1, 2006, the Lipper Performance Index for the First Start Growth and Capital Growth Funds were Large-Cap Growth and Small-Cap Growth, respectively.

     With respect to the Money Market Fund, the management fee will continue to consist solely of the base fee of 0.24% of its average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:

 HIGH-YIELD OPPORTUNITIES FUND                              INCOME FUND
 INTERMEDIATE-TERM BOND FUND                            SHORT-TERM BOND FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)

         +/- 20 to 50                                       +/- 4
        +/- 51 to 100                                       +/- 5
     +/- 101 and greater                                    +/- 6

                                  EQUITY FUNDS:

    AGGRESSIVE GROWTH FUND                           FIRST START GROWTH FUND
       GROWTH FUND                                    GROWTH & INCOME FUND
    INCOME STOCK FUND                               SCIENCE & TECHNOLOGY FUND
   SMALL CAP STOCK FUND                                 CAPITAL GROWTH FUND
        VALUE FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
         +/- 100 to 400                                      +/- 4
         +/- 401 to 700                                      +/- 5
     +/- 701 and greater                                     +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1            2              3             4            5            6
Fund Performance (a)            6.80%        5.30%          4.30%        (7.55%)      (-5.20%)     (3.65%)
Index Performance (a)           4.75%        5.15%          4.70%        (8.50%)      (-3.75%)     (3.50%)
                                -----        ----           -----        -------      -------      -------
Over/Under Performance (b)      + 205         +15           - 40           + 95        - 145         - 15
Annual Adjustment Rate (b)       + 6            0             -4            + 5          - 6            0
Monthly Adjustment Rate (c)    .0049%         n/a         (.0033%)        .0041%      (.0049%)       n/a
Base Fee for Month           $ 221,918    $ 221,918      $ 221,918    $ 221,918     $ 221,918    $ 221,918
Performance Adjustment          41,650            0        (28,050)      34,850       (41,650)           0
                             ------------------------------------------------------------------------------
Monthly Fee                  $ 263,568    $ 221,918      $ 193,868    $ 256,768     $ 180,268    $ 221,918
                             ==============================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Company.

     The Subadvisory Agreements for the Growth (with respect to Loomis Sayles & Company, L.P.) and Value Funds will remain in effect until June 30, 2006. The Subadvisory Agreements for the Income Stock Fund (with respect to Grantham, Mayo, Van Otterloo & Co. LLC) will remain in effect until July 11, 2006, and (with respect to OFI Institutional Asset Management) will remain in effect until July 31, 2007. The Subadvisory Agreement for the First Start Growth Fund will remain in effect until July 31, 2007. The Subadvisory Agreements for the Growth & Income Fund with respect to Loomis, Sayles & Company, L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) will remain in effect until February 28, 2008. The Subadvisory Agreement for the Small Cap Stock Fund will remain in effect until November 30, 2006. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2006. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico). The Manager (not the
Fund) pays Marsico a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico manages. Bank of America Corporation (BOA), either individually or through its subsidiaries, owns 100% of Marsico. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

     For the Growth Fund, the Manager has entered into Subadvisory Agreements with Marsico and Loomis, Sayles & Company, L.P. (Loomis Sayles). The Manager (not the Fund) pays Marsico a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico manages. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of IXIS Asset Management North America, L.P., which in turn is owned by IXIS Asset Management Group.

     For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Wellington For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management), Loomis Sayles and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS).

     The Manager (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA Fund's' assets investable in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investable in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

     The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages.

     The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Balanced Strategy Fund, Value Fund, and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of December 31, 2005, the firm managed more than $55.38 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

     For the Income Stock Fund, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management (OFI Institutional). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. The Manager (not the Fund) pays OFI Institutional fees in the annual amount of 0.085% of the Fund's average daily net assets for the first $500 million in assets that OFI Institutional manages and 0.075% of the Fund's average daily net assets in excess of $500 million that OFI Institutional manages. OFI Institutional is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

     For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

     For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with Loomis Sayles. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the Fund's average daily net assets that Loomis Sayles manages.

     For the Small Cap Stock Fund, the Manager has entered into Subadvisory Agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

     For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund and the Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

     For the Value Fund, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Balanced Strategy Fund, Value Fund, and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for each Fund except the Money Market Fund and the Aggressive Growth Fund, which is one-tenth of one percent (0.10%) of the average net assets for the Money Market Fund and effective May 1, 2002, one fourth of one percent (0.25%) of the average net assets for the Aggressive Growth Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the last three fiscal years ended July 31, the Trust paid IMCO the following administration and servicing fees:

 FUND                                   2003          2004           2005

Aggressive Growth Fund              $ 1,831,423   $ 2,317,057    $ 2,560,919
Growth Fund                         $ 1,063,250   $ 1,238,189    $ 1,289,266
Growth & Income Fund                $ 1,247,010   $ 1,620,422    $ 1,831,463

Income Stock Fund                   $ 2,183,806   $ 2,600,446    $ 2,912,926
Income Fund                         $ 2,631,464   $ 2,613,488    $ 2,639,258
Short-Term Bond Fund                $   561,192   $   600,430    $   624,213
Money Market Fund                   $ 3,496,241   $ 3,185,023    $ 2,980,041
Science & Technology Fund           $   348,356   $   524,441    $   489,859
First Start Growth Fund*            $   207,672   $   282,413    $   315,350
Intermediate-Term Bond Fund         $   312,784   $   379,051    $   483,515
High-Yield Opportunities Fund       $   113,385   $   233,937    $   366,343
Small Cap Stock Fund                $   156,603   $   247,961    $   363,553
Capital Growth Fund                 $    48,065   $   104,192    $   142,420
Value Fund                          $    99,251   $   144,266    $   235,887

     * The Fund's actual expenses exceeded the expense limitation; as a result, the Manager did not receive fees to which it would have been entitled.

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Company's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended July 31, 2005, the Funds reimbursed the Manager for these legal and tax services as follows:

            FUND                                      2005
         Aggressive Growth Fund                   $   25,000
         Growth Fund                              $   22,490
         Growth & Income Fund                     $   27,901
         Income Stock Fund                        $   41,978
         Income Fund                              $   38,700
         Short-Term Bond Fund                     $   27,151
         Money Market Fund                        $   63,865
         Science & Technology Fund                $   11,696
         First Start Growth Fund                  $    8,075
         Intermediate-Term Bond Fund              $   10,146
         High-Yield Opportunities Fund            $    8,457
         Small Cap Stock Fund                     $   10,030
         Capital Growth Fund                      $    5,801
         Value Fund                               $    6,756

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the Codes of Ethics annually.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securites generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of Trustees or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

     To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

     Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 1-800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at usaa.com; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $26 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2005.

                      NUMBER OF OTHER  ACCOUNTS  MANAGED                             NUMBER OF  ACCOUNTS  AND  ASSETS  FOR WHICH
                         AND ASSETS BY  ACCOUNT TYPE                                     ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                        REGISTERED        OTHER POOLED                         REGISTERED        OTHER POOLED
PORTFOLIO     PORTFOLIO           INVESTMENT        INVESTMENT        OTHER              INVESTMENT        INVESTMENT    OTHER
MANAGER       MANAGER             COMPANY           VEHICLES          ACCOUNTS           COMPANY           VEHICLES      ACCOUNTS
==================================================================================================================================
USAA

Short-Term
Bond Fund
              R. Matthew Freund   2 ($665.8 mil)    0                 0                  2 ($665.8 mil)    0            0

Intermediate-
Term Bond
Fund
              R. Matthew Freund   2 ($731.9 mil)    0                 0                  2 ($731.9 mil)    0            0

High-Yield
Opportunities
Fund
              R. Matthew Freund   2 ($784.2 mil)    0                 0                  2 ($784.2 mil)    0            0

First Start
Growth Fund
              Arnold Espe         2 ($661.9 mil)    0                 0                  2 ($661.9 mil)    0            0

Income Fund
              Margaret Weinblatt  5 ($1,293.4 mil)  0                 0                  3 ($1,293.4 mil)  0            0

------------------------------------------------------------------------------------------------------------------------------------
BATTERYMARCH

Small Cap Stock
Fund

              Anthony C. Santos   3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Lisa A. Bozoyan     3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Yu-Nien Ko          3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Edward R. Miller    3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

              Michael D. Soares   3 ($966 mil)      13 ($803 mil)     167 ($8,369 mil)   0                 1 ($32 mil)  7 ($633 mil)

Capital Growth
Fund*
              Charles F. Lovejoy  1 ($252 mil)      7 ($255 mil)      4 ($1,642 mil)     0                 0            0

              Thomas Linkas       5 ($1,323.2 mil)  23 ($2,823.5 mil) 169 ($9,426.4 mil) 0                 2 ($86 mil)  8 ($679 mil)

*    Members  of  Batterymarch's  U.S.,  International,   and  Emerging  Markets
     Investment Teams will manage this Fund.  However,  Thomas Linkas,  CFA, and
     Charles F. Lovejoy, CFA, will be responsible for the strategic oversight of the Fund's  investments.  Their focus will be on portfolio  structure,  and they will be primarily responsible for ensuring that the Fund complies with its investment objectives,  guidelines, and restrictions and Batterymarch's current  investment  strategies.  Several  portfolio  managers and research
     analysts   across  each  of  these   investment   teams  will  be  assigned
     responsibility for servicing the Fund.



                                       NUMBER OF OTHER  ACCOUNTS  MANAGED            NUMBER OF  ACCOUNTS  AND  ASSETS  FOR WHICH
                                          AND ASSETS BY  ACCOUNT TYPE                    ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS                                                                                                OTHER
MANAGED BY                   REGISTERED         OTHER POOLED                        REGISTERED       POOLED
PORTFOLIO   PORTFOLIO        INVESTMENT         INVESTMENT        OTHER             INVESTMENT       INVESTMENT      OTHER
MANAGER     MANAGER          COMPANY            VEHICLES          ACCOUNTS          COMPANY          VEHICLES        ACCOUNTS
===================================================================================================================================
BHMS

Value
Fund
          James P. Barrow    9 ($27,027.4 mil)  0                 22 ($2,132.4 mil) 3 ($26.3 bil)    0              0

          Richard A.
          Englander          1 ($435.4 mil)     0                 23 ($2,867.5 mil) 0                0              0

          J. Ray Nixon       1 ($388.5mil)      5 ($97.3 mil)     26 ($2,743.8 mil) 0                0              0

          Robert J. Chambers 7 ($418.5 mil)     2 ($530.0 mil)    59 ($1,711.6 mil) 0                0              0

          Timothy J. Culler  1 ($111.7 mil)     1 ($39.9 mil)     42 ($4,877.9 mil) 0                0              3 ($386.9 mil)

          Mark Giambrone     4 ($3,175.0 mil)   0                 8 ($336.9 mil)    1 ($3.1 bil)     0              0

          James S. McClure   3 ($579.8 mil)     0                 17 ($581.5 mil)   0                0              0

          John P. Harloe     3 ($579.8 mil)     0                 17 ($581.5 mil)   0                0              0


------------------------------------------------------------------------------------------------------------------------------------
GMO

Income
Stock
Fund
          Robert Soucy       18 ($19,146.2 bil) 1 ($60,619.5 mil) 20 ($2,436.5 bil) 3 ($4,142.7 bil) 0              4 ($1,207.9 bil)

          Sam Wilderman      18 ($19,146.2 bil) 1 ($60,619.5 mil) 20 ($2,436.5 bil) 3 ($4,142.7 bil) 0              4 ($1,207.9 bil)

------------------------------------------------------------------------------------------------------------------------------------

LOOMIS SAYLES

Growth
Fund
          Mark Baribeau      8 ($990.1 mil)     4 ($1,239.1 mil) 133 ($4,167.4 mil) 0                1 ($133.6 mil) 0

          Pamela Czekanski   7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0

          Richard Skaggs     7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0

First
Start
Growth
Fund
          Mark Baribeau      8 ($990.1 mil)     4 ($1,239.1 mil) 133 ($4,167.4 mil) 0                1 ($133.6 mil) 0

          Pamela Czekanski   7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0

          Richard Skaggs     7 ($975.7 mil)     4 ($1,239.1 mil)  94 ($4,093.3 mil) 0                1 ($133.6 mil) 0



                                       NUMBER OF OTHER  ACCOUNTS  MANAGED            NUMBER OF  ACCOUNTS  AND  ASSETS  FOR WHICH
                                          AND ASSETS BY  ACCOUNT TYPE                    ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS                                                                                             OTHER
MANAGED BY                   REGISTERED         OTHER POOLED                         REGISTERED   POOLED
PORTFOLIO   PORTFOLIO        INVESTMENT         INVESTMENT        OTHER              INVESTMENT   INVESTMENT        OTHER
MANAGER     MANAGER          COMPANY            VEHICLES          ACCOUNTS           COMPANY      VEHICLES          ACCOUNTS
===================================================================================================================================
MARSICO

Growth
Fund
          Thomas F. Marsico  35 ($25.5 mil)     12 ($1.3 mil)     207 ($21.2 mil)    0            0                 1 ($7.7 mil)

Aggressive
Growth
Fund
          Thomas F. Marsico  35 ($24.7 mil)     12 ($1.3 mil)     207 ($21.2 mil)    0            0                 1 ($7.7 mil)

------------------------------------------------------------------------------------------------------------------------------------
OFI INSTITUTIONAL

Income
Stock
Fund
          David Schmidt      1 (278.4 mil)      11 ($23.4 mil)    346 ($2,461.4 mil) 0            0                 0

------------------------------------------------------------------------------------------------------------------------------------
WELLINGTON

Growth &
Income
Fund
          Matthew E.
          Megargel           16 ($3,457.9 mil)  14 ($1,183.1 mil) 30 ($3,322.8 mil)  0            0                 6 ($714.1 mil)

          Francis J. Boggan   7 ($647.4 mil)    7 ($407.4 mil)    14 ($739.7 mil)    0            0                 1 ($41.9 mil)

          Maya K. Bittar     16 (2,377.2 mil)   15 ($1,111.4 mil) 32 ($3,252.7 mil)  0            0                 6 ($643.6 mil)

          Jeffrey L. Kripe   14 ($1,080.3 mil)  14 ($1,034.9 mil) 36 ($2,880.4 mil)  0            0                 5 ($406.0 mil)

Science &
Technology
Fund
          Joseph H. Schwartz 4 ($189.6 mil)     22 ($245.6 mil)   167 ($1,060.2 mil) 0            0                 20 ($247.4 mil)

          Scott Simpson      5 ($84.9 mil)      29 ($345.9 mil)   184 ($1,642.9 mil) 0            0                 21 ($470.4 mil)

          John F. Averill    4 ($66.0 mil)      28 ($413.8 mil)   167 ($1,199.6 mil) 0            2 ($143.2 mil)    20 ($336.0 mil)

          Bruce L. Glazer    5 ($57.1 mil)      31 ($319.3 mil)   191 ($1,051.0 mil) 0            2 ($85.2 mil)     22 ($274.4 mil)

          Anita M. Killian   5 ($69.8 mil)      29 ($ 213.0 mil)  188 ($969.8 mil)   0            0                 22 ($294.0 mil)

          Vikram Murthy      4 ($7.7 mil)       17 ($58.4 mil)    70 ($207.4 mil)    0            0                 5 ($46.6 mil)

          Eric Stromquist    5 ($87.9 mil)      29 ($449.8 mil)   176 (1,940.1 mil)  0            2 ($43.2 mil)     21 ($527.1 mil)

Small Cap
Stock
Fund

          Timothy J.
          McCormack          4 ($593.0 mil)     3 ($137.2 mil)    26 ($892.9 mil)    0            0                 1 ($57.8 mil)

          Shaun F. Pedersen  4 ($593.0 mil)     3 ($137.2 mil)    17 ($892.9 mil)    0            0                 1 ($57.8 mil)

          Stephen O'Brien    4 ($593.0 mil)     3 ($137.2 mil)    24 ($901.0 mil)    0            0                 1 ($57.8 mil)


USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Fund, Inc., also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

     In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

     PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, and December 1, 2005, with respect to Mr. Espe, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

      PORTFOLIO MANAGER               FUND                     DOLLAR RANGE
      R. Matthew Freund      Short-Term Bond Fund           $50,001 - $100,000
                             Intermediate-Term Bond Fund    $50,001 - $100,000
                             High-Yield Opportunities Fund  $50,001 - $100,000

      Margaret Weinblatt     Income Fund                      Over $1,000,000

      Arnold Espe            First Start Growth Fund          $10,001-$50,000

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

     Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations that are aimed to provide, over the long run, for fair treatment of each client account. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (I.E., managed under the same mandate and style) on a pro-rata basis. Batterymarch's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemp-tion/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

     Batterymarch  has  created  certain  compliance   policies  and  procedures
designed to minimize harm from such contradictory activities/events.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

     Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (I.E., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Funds, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

COMPENSATION: Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

     The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

     * Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as each of the Funds. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

     *   Portfolio manager assistance in servicing clients; and

     *   Portfolio manager contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, Anthony C. Santosus, CFA, a portfolio manager of the Funds, beneficially owned shares of USAA Capital Growth Fund valued between $50,001 - $100,000. No other portfolio manager of Batterymarch beneficially owned shares of the Funds in which they managed.

BHMS

CONFLICTS OF INTEREST: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION: In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no portfolio manager of BHMS beneficially owned any securities of the Fund in which they managed.

GMO

CONFLICTS OF INTEREST: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

COMPENSATION: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no members of the management team of GMO beneficially owned any securities of the Fund in which they managed.

LOOMIS SAYLES

CONFLICTS OF INTEREST: The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay per-formance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances, and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance, and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

     EQUITY MANAGERS. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1-, 3-, and 5-year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Index) is used as a secondary comparison. Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. With respect to the peer group that Loomis Sayles uses for manager compensation, we obtain performance data from outside consultants that contains the performance of institutional investment advisers that offer products similar to those offered by Loomis Sayles. We use this data as a comparison with the Loomis Sayles' composite performance in the portfolio managers' style (E.G. the Loomis Sayles Large Cap Growth Composite, which is made up of certain Loomis
Sayles'--advised   large  cap  growth   accounts)   to   determine  PM  variable
compensation.

     GENERAL. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

     Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

     Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no portfolio manager of Loomis Sayles beneficially owned any securities of the Fund in which they managed.

MARSICO

COMPENSATION: Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Maricso's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

CONFLICT OF INTEREST: Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the USAA Aggressive Growth Fund and USAA Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO OWNERSHIP: As of the fiscal year ended December 31, 2004, no portfolio manager of Marsico beneficially owned any securities of the Fund in which they managed.

     Marsico's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds subadvised by Marsico.

OFI INSTITUTIONAL

CONFLICTS OF INTEREST: The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Advisor have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Advisor than the fee structure of the Fund, the Sub-Advisor could have an incentive to favor the other fund or account. However, the Sub-Advisor's compliance procedures and Code of Ethics recognize the Sub-Advisor's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

COMPENSATION: The Fund's Portfolio Manager is employed and compensated by the Sub-Advisor, not the Fund. Under the Sub-Advisor's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of the Sub-Advisor. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Sub-Advisor's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2005 the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Advisor's holding company parent. Senior portfolio managers may also be eligible to participate in the Sub-Advisor's deferred compensation plan.

To help the Sub-Advisor attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Advisor and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, no portfolio manager of OFI Institutional beneficially owned any securities of the Fund in which they managed.

WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: The investment professionals listed in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Investment Professional generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are, or have the potential to be, higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Averill, Glazer, and Stromquist also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether a Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION: The Funds pay Wellington Management a fee based on the assets under management of the each Fund as set forth in the Subadvisory Agreement between Wellington Management and Adviser on behalf of each Fund. Wellington Management pays its Investment Professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended July 31, 2005.

     Wellington Management's compensation structure is designed to attract and retain high-caliber Investment Professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Iinvestment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations.

Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Averill, Glazer, Megargel, O'Brien, Schwartz, Simpson and Stromquist are all partners of the firm.

FUND                               BENCHMARK INDEX AND/OR PEER GROUP

GROWTH & INCOME FUND               Russell 1000 Index / S&P 500 Index (Megargel,
                                   Bittar)
                                   Russell 1000 Index / Russell MidCap Index
                                   (Kripke)
                                   Target Mid Cap 750 Index (Boggan)
SMALL CAP STOCK FUND               Russell 2000 Value Index
SCIENCE & TECHNOLOGY FUND
 (SCIENCE PORTION)                 S&P 500 Healthcare Index
SCIENCE & TECHNOLOGY FUND
 (TECHNOLOGY PORTION)              Goldman Sachs Technology Total Return Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2005, the portfolio managers of Wellington Management beneficially owned securities of the Funds in which they managed in the following dollar range:

    PORTFOLIO MANAGER               FUND                 DOLLAR RANGE

     Matthew Megarel          Growth & Income Fund     $100,000-$1,000,000
     Stephen O'Brien          Small Cap Stock Fund     $100,000-$1,000,000

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

         * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

         * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

         *  As disclosed in this SAI; and

         *  As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO) or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                                GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, DC 20006, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca    Obligations  rated Ca  are  highly  speculative and are likely in, or very
      near,  default,   with  some  prospect  of  recovery   of  principal  and
      interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA       An obligation rated AA differs from the highest rated obligations only
         in  small  degree.  The   obligor's  capacity to  meet  its   financial
         commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC      HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C        HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

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

DD       DEFAULT. "DD" indicates potential recoveries in the range of 50% - 90%.

D        DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.


ccc, cc, c  Assigned to issues, where the issuer has, in our opinion,  extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that possesses  unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated  in  this category  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.


R-1 (middle)      Short-term  debt rated "R-1  (middle)"  is of superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1 (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)         Short-term  debt rated "R-2" is of adequate credit quality and within the three subset grades,  debt  protection  ranges from having  reasonable  ability for timely  repayment  to a level, which is considered only  just  adequate.  The  liquidity  and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios  in  these  areas.  Alternative  sources  of  liquidity
                  support  are  considered   satisfactory;   however,  even  the
                  strongest  liquidity  support will not  improve the commercial paper  rating  of the  issuer.  The  size  of the  entity  may restrict its  flexibility,  and its  relative  position in the industry  is not  typically  as  strong  as an  "R-1  credit."
                  Profitability  trends, past and future, may be less favorable,
                  earnings  not  as  stable,   and  there  are  often   negative
                  qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)         Short-term  debt rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment ranges from mildly  speculative  to doubtful.  "R-3"  credits tend to have weak liquidity and  debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature, companies  with "R-3" ratings would normally have very limited access to  alternative  sources of liquidity.  Earnings  would
                  typically  be  very   unstable,   and  the  level  of  overall
                  profitability of the  entity  is also  likely  to be low.  The
                  industry  environment   may   be  weak,  and  strong  negative
                  qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

06143-0806

                                     Part B

                   Statement of Additional Information for the

                             Balanced Strategy Fund,
                           Cornerstone Strategy Fund,
                       Emerging Markets Fund, GNMA Trust,
                          Growth and Tax Strategy Fund,
             International Fund, Precious Metals and Minerals Fund,
                        Treasury Money Market Trust, and
                                World Growth Fund

                               is included herein

[USAA EAGLE LOGO (R)] USAA MUTUAL                         STATEMENT OF
                      FUNDS TRUST                         ADDITIONAL INFORMATION
                                                          AUGUST 1, 2006

             GROWTH AND TAX STRATEGY FUND, BALANCED STRATEGY FUND,
            PRECIOUS METALS AND MINERALS FUND, CORNERSTONE STRATEGY
      FUND, EMERGING MARKETS FUND, INTERNATIONAL FUND, WORLD GROWTH FUND,
                  GNMA TRUST, AND TREASURY MONEY MARKET TRUST

--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, nine of which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified.

     You may obtain a free copy of the prospectus dated August 1, 2006, for each Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.

     The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended May 31, 2006, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

PAGE
2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
5        Investment Plans
6        Investment Policies
20       Investment Restrictions
21       Portfolio Transactions
24       Fund History and Description of Shares
25       Tax Considerations
28       Trustees and Officers of the Trust
35       The Trust's Manager
42       Portfolio Manager Disclosure
55       Portfolio Holdings Disclosure
56       General Information
56       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materi-ally from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     The value of the Treasury Money Market Trust's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

         The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Treasury Money Market Trust may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund and Balanced Strategy Fund, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an    income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED  RETIREMENT  PLANS (not  available  in the Growth and Tax  Strategy
Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust excluding our tax-exempt funds.

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund (except the GNMA Trust and the Treasury Market Trust) may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time.

We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

PUT BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds' assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Cornerstone Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FOREIGN SECURITIES

Each Fund (except the GNMA and Treasury Money Market Trusts) may invest their assets in foreign securities purchased in either foreign or U.S. markets, including  American  Depositary  Receipts (ADRs) and Global Depositary  Receipts
(GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

     Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

Each Fund (except the GNMA and Treasury Money Market Trusts) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

     Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Treasury Money Market Trust, which may only invest up to 10%) of its respective net assets, in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

Each Fund (except the Precious Metals and Minerals, Emerging Markets, World Growth, and International Funds) may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Cornerstone Strategy and Balanced Strategy Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Balanced Strategy and Cornerstone Strategy Funds may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Funds' shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds, and GNMA Trust may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     The Balanced Strategy and Cornerstone Strategy Funds and GNMA Trust may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SBMSs), and mortgage dollar rolls.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

     SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distri-butions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

     In addition,  the Balanced Strategy and Cornerstone Strategy Funds may also
invest  in  commercial   mortgage-backed   securities   (CMBSs)  and  commercial
mortgage-backed securities interest only (CMBS IOs).

     CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

ZERO COUPON BONDS

The Growth and Tax Strategy, Balanced Strategy, and Cornerstone Strategy Funds and the GNMA Trust may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVERSE FLOATING RATE SECURITIES

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

     The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Balanced Strategy and Emerging Markets Funds, and the GNMA Trust may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

ASSET-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds and the GNMA Trust may invest in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates
(ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

         Each Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

     (2) may not (except for Precious Metals and Minerals) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities, except  as permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including future contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including future contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that not related to physical commodities.

     (7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, International Stocks, and Bonds and Money Market Instruments investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

     Each of the following funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name:
Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other pre-cious metals and minerals, such as platinum, silver, and diamonds; GNMA Trust invests at least 80% of its assets in Government National Mortgage Association
(GNMA) securities backed by the full faith and credit of the U.S. government; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

     The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

     In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

     In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

     To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

         The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the fiscal year ended May 31, 2006, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                                     VALUE OF SECURITIES
     REGULAR BROKER-DEALER                            AS OF MAY 31, 2006

Citigroup Inc.
     Balanced Strategy                                 $
     Cornerstone Strategy                              $
     World Growth                                      $

Credit Suisse
     International                                     $

Goldman
     World Growth                                      $

JP Morgan  Chase & Co.
     Cornerstone Strategy                              $

Merrill Lynch & Co.
     Balanced Strategy                                 $
     Cornerstone Strategy                              $
     World Growth                                      $

Morgan Stanley
     International                                     $

UBS AG
     Cornerstone Strategy                              $
     International                                     $
     World Growth                                      $

Lehman Brothers Holdings Inc.
     Growth and Tax Strategy                           $

State Street Corp.
     Cornerstone Strategy                              $
     Balanced Strategy                                 $

Wachovia Corp.
     Balanced Strategy                                 $

BROKERAGE COMMISSIONS

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

FUND                             2004              2005               2006

Growth and Tax Strategy        $   126,710      $   335,214
Balanced Strategy              $   624,223      $   639,095
Cornerstone Strategy           $ 2,561,227      $ 1,809,620
Precious Metals and Minerals   $   576,090(b)   $   540,609
Emerging Markets               $   383,941      $   322,549
International                  $   839,628      $   849,094
World Growth                   $   439,393      $   336,270

(a) The change of investment management during the fiscal year resulted in a repositioning of the portfolio. The repositioning led to an increase in brokerage fees.

(b)  An increase in Fund assets resulted in an increase in brokerage fees.

         During the last three fiscal years ended May 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

     The Manager or the applicable Subadviser directed a portion of each Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2006, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

                                     COMMISSIONS/               TRANSACTION
               FUND             UNDERWRITING CONCESSIONS          AMOUNTS

  Growth and Tax Strategy              $ 59,711                $ 43,007,577
  Balanced Strategy                    $ 18,691                $ 16,811,464
  Cornerstone Strategy                 $ 34,416                $ 27,966,606

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than Treasury Money Market Trust's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

     For the last two fiscal years ended May 31, the Funds' portfolio turnover rates were as follows:

   FUND                                       2005                    2006

   Growth and Tax Strategy                  119.99%*
   Balanced Strategy                         68.26%
   Cornerstone Strategy                      64.88%
   Precious Metals and Minerals              26.74%
   Emerging Markets                          36.24%
   International                             41.11%
   World Growth                              36.49%
   GNMA Trust                                37.29%

   * The repositioning of the portfolio due to change in subadviser led to an increase in trading and portfolio turnover.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, nine of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly was series of USAA Investment Trust, a Delaware Business Trust, which began offering shares of the Cornerstone Strategy Fund on August 15, 1984, the Precious Metals and Minerals (formerly Gold) Fund on August 15, 1984, the International Fund on July 11, 1988, the Growth and Tax Strategy Fund on January 11, 1989, the GNMA Trust and Treasury Money Market Trust on February 1, 1991, the World Growth Fund on October 1, 1992, the Emerging Markets Fund on November 7, 1994, and the Balanced Strategy Fund on September 1, 1995, and were reorganized into the Trust in August 2006.

     Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, it is required that at least 50% of the value of its total assets must consist of obligations the interest of which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay "exempt-interest dividends" to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

     A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

     Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

     Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-mar-ket rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

     Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     The Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with original issue discount (OID). As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, may not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

     In the case of the Growth and Tax Strategy Fund, if a shareholder redeems or exchanges shares held for six months or less at a loss and receives an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the taxable amount of such Social Security benefits, if any, that are required to be included in their gross income.

     The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain of those bonds is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis for such opinions.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Growth and Tax Strategy Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Growth and Tax Strategy Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING              NUMBER OF              OTHER
AND AGE              HELD WITH    OFFICE** AND    PAST 5 YEARS                                PORTFOLIOS  IN FUND    DIRECTORSHIPS
                     FUND         LENGTH OF                                                   COMPLEX OVERSEEN       HELD BY TRUSTEE
                                  TIME SERVED                                                 BY TRUSTEE
====================================================================================================================================

Barbara B. Dreeben   Trustee      Trustee since   President, Postal Addvantage                One registered          None
(61)                              January 1994    (7/92-present), which is a postal           investment companies
                                                  mail list management service.               consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason,     Trustee      Trustee since   Institute Analyst, Southwest Research       One registered          None
Ph.D. (60)                        January 1997    Institute (3/02-present); Staff             investment companies
                                                  Analyst, Southwest Research Institute       consisting of 39 funds
                                                  (9/98-3/02) which focuses in the fields
                                                  of technological research.
------------------------------------------------------------------------------------------------------------------------------------

Michael F. Reimherr  Trustee      Trustee since   President of Reimherr Business Consulting   One registered          None
(60)                              January 2000    (5/95-present), which performs business     investment companies
                                                  valuations of large companies to include    consisting of 39 funds
                                                  the development of annual business plans,
                                                  budgets, and internal financial reporting.

------------------------------------------------------------------------------------------------------------------------------------

Laura T. Starks,     Trustee      Trustee since   Charles E and Sarah M Seay Regents Chair    One registered          None
Ph.D. (56)                        May 2000        Professor of Finance, University of Texas   investment companies
                                                  at Austin (9/96-present).                   consisting of 39 funds

------------------------------------------------------------------------------------------------------------------------------------

Richard A. Zucker    Trustee and  Trustee since   Vice President, Beldon Roofing Company      One registered          None
(63)                 Chairman of  January 1992    (7/85-present).                             investment companies
                     the Board    Chair of Board                                              consisting of 39 funds
                     of Trustees  of Trustees
                                  since February
                                  2005
====================================================================================================================================

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.


====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.       Trustee,        Trustee since   President and Chief Executive Officer,         Two registered    None
Claus (45)           President, and  February 2001   Director, and Chairman of the Board of         investment
                     Vice Chairman                   Directors, USAA Investment Management Company  companies
                     of the Board                    (IMCO) (12/04-present); President and Chief    consisting of
                     of Trustees                     Executive Officer, Director and Vice Chairman  44 funds
                                                     of the Board of Directors, IMCO (2/01-12/04);
                                                     Senior Vice President of Investment Sales
                                                     and Service, IMCO (7/00-2/01). Mr. Claus also
                                                     serves as President, Director, and Chairman of
                                                     the Board of Directors of USAA Shareholder
                                                     Account Services (SAS). He also holds the
                                                     officer position of Senior  Vice President of
                                                     the USAA Life Investment Trust, a  registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson  Vice President  Vice President  Senior Vice President, Fixed Income            Two registered    None
(55)                                 since May 2002  Investments, IMCO (9/02-present); Vice         investment
                                                     President, Fixed Income Investments, IMCO      companies
                                                     (5/02-9/02); Vice President, Mutual Fund       consisting of
                                                     Portfolios, IMCO, (12/99-5/02). Mr. Gladson    44 funds
                                                     also holds the officer position of Vice
                                                     President of the USAA Life Investment Trust,
                                                     a registered investment company offering five
                                                     individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================

NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester  also holds     investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice  President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Director IMCO/FPS Finance, USAA (12/03-    companies
                                                         9/04); Executive Director FPS Finance,     consisting of
                                                         USAA (2/03-12/03); Director FPS Finance,   44 funds
                                                         USAA (12/02-12/03); Director Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and  Treasurer
                                                         IMCO, SAS, FPS, and  FAI; and Treasurer of
                                                         the USAA Life Investment Trust, a registered
                                                         investment company offering five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

--------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04- present); Assistant Vice President, investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting of 44
                                                         1/03). Ms. Smiley also holds the officer   funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Director, Mutual Fund Analysis &
                                                         Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA  Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life  Investment  Trust,  a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended May 31, 2006, the Board of Trustees held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2006, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2006, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2006, the Corporate Governance Committee held meetings six times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                            BALANCED         CORNERSTONE       PRECIOUS METALS
                          STRATEGY FUND     STRATEGY FUND     AND MINERALS FUND
INTERESTED TRUSTEE
Christopher W. Claus     $10,000-$50,000         None               None

NON-INTERESTED TRUSTEES
Barbara B. Dreeben             None              None               None
Robert L. Mason                None         $10,000-$50,000         None
Michael F. Reimherr            None              None               None
Laura T. Starks                None              None               None
Richard A. Zucker              None              None               None


                         INTERNATIONAL    GROWTH AND TAX   WORLD GROWTH     EMERGING
                              FUND        STRATEGY FUND       FUND        MARKETS FUND

INTERESTED TRUSTEE
Christopher W. Claus    $50,001-$100,000       None           None       $50,001-$100,000

NON-INTERESTED TRUSTEES
Barbara B. Dreeben           None          Over $100,000       None            None
Robert L. Mason              None               None           None            None
Michael F. Reimherr          None               None           None            None
Laura T. Starks          Over $100,000          None           None            None
Richard A. Zucker       $10,000-$50,000         None           None            None

                                                                   USAA FUND
                            GNMA             TREASURY               COMPLEX
                            TRUST       MONEY MARKET TRUST           TOTAL

INTERESTED TRUSTEE
Christopher W. Claus         None             None                Over $100,000

NON-INTERESTED TRUSTEES
Barbara B. Dreeben           None             None                Over $100,000
Robert L. Mason              None             None                Over $100,000
Michael F. Reimherr      $0-$10,000           None                Over $100,000
Laura T. Starks              None             None                Over $100,000
Richard A. Zucker            None             None                Over $100,000

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2006.

  NAME                           AGGREGATE              TOTAL COMPENSATION
   OF                          COMPENSATION            FROM THE USAA FUNDS
 TRUSTEE                      FROM THE TRUST           AND FUND COMPLEX (B)

INTERESTED TRUSTEE
Christopher W. Claus            None (a)                    None (a)

NON-INTERESTED TRUSTEES
Barbara B. Dreeben               $                        $
Robert L. Mason, Ph.D.           $                        $
Michael F. Reimherr              $                        $
Laura T. Starks, Ph.D.           $                        $
Richard A. Zucker                $                        $

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At May 31, 2006, the USAA Fund Complex consisted of five registered investment companies offering 44 individual funds. Each non-interested Trustee served as a Trustee or Director on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consisted of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of April 30, 2006, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of April 30, 2006, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

     The following table identifies all persons who, as of April 30, 2006, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                                   NAME AND ADDRESS
     TITLE OF CLASS              OF BENEFICIAL OWNER           PERCENT OF CLASS
     --------------              -------------------           -----------------
   Precious Metal and                Pershing LLC                    6.5%
     Minerals Fund                PO box 2052 14 Flr.
                                 New Jersey, NJ  07039

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Precious Metals and Minerals Fund, GNMA Trust and the Treasury Money Market Trust pursuant to an Advisory Agreement dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.

     The Manager provides investment management and advisory services to the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

     For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2008 and October 17, 2006, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Balanced Strategy Fund, the Cornerstone Strategy Fund, and the Emerging Markets Fund to 1.00%, 1.19%, and 1.80%, respectively, of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

     For the last three fiscal years ending May 31, management fees were as follows:

  FUND                                    2004           2005         2006

  Growth and Tax Strategy Fund       $    831,641  $    851,802
  Balanced Strategy Fund             $  3,341,743  $  4,246,918
  Cornerstone Strategy Fund          $  9,485,266  $ 10,730,223
  Precious Metals and Minerals Fund  $  2,071,758  $  2,383,384
  Emerging Markets Fund              $    815,579  $  1,200,054
  International Fund                 $  3,235,673  $  4,221,479
  World Growth Fund                  $  1,984,889  $  2,385,937
  GNMA Trust                         $    853,624  $    800,447
  Treasury Money Market Trust        $    241,963  $    227,591

     As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

  FUND                                   2004           2005          2006

  Balanced Strategy Fund             $  1,460,962  $  1,643,750
  Cornerstone Strategy Fund          $     73,348  $        -
  Emerging Markets Fund              $      -      $        -

     The management fees of each Fund (except the Treasury Money Market Trust) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

  FUND                                              FEE RATE

  Balanced Strategy Fund                               .75%
  Cornerstone Strategy Fund                            .75%
  Precious Metals and Minerals Fund                    .75%
  Emerging Markets Fund                               1.00%
  GNMA Trust                                          .125%
  Growth and Tax Strategy Fund                         .50%
  International Fund                                   .75%
  World Growth Fund                                    .75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

  FUND                                                LIPPER INDEX

  Balanced Strategy Fund                               Balanced
  Cornerstone Strategy Fund                            Global Flexible
  Precious Metals and Minerals Fund                    Gold
  Emerging Markets Fund                                Emerging Markets
  GNMA Trust                                           GNMA
  Growth and Tax Strategy Fund                         Composite Index
  International Fund                                   International
  World Growth Fund                                    Global

     With respect to the Treasury Money Market Trust, the management fee will continue to consist solely of the base fee of .125% of the average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:
                                   GNMA TRUST
                          GROWTH AND TAX STRATEGY FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                     (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
         +/- 20 to 50                                        +/- 4
         +/- 51 to 100                                       +/- 5
      +/- 101 and greater                                    +/- 6

                                  EQUITY FUNDS:
                             BALANCED STRATEGY FUND
                           CORNERSTONE STRATEGY FUND
                       PRECIOUS METALS AND MINERALS FUND
                             EMERGING MARKETS FUND
                               INTERNATIONAL FUND
                               WORLD GROWTH FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
        +/- 100 to 400                                       +/- 4
        +/- 401 to 700                                       +/- 5
      +/- 701 and greater                                    +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                  EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

     The Subadvisory Agreement for the Growth and Tax Strategy Fund will remain in effect until November 30, 2007. The Subadvisory Agreement for the Cornerstone Strategy Fund with respect to Batterymarch Financial Management, Inc.
(Batterymarch) will remain in effect until November 30, 2007. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2006, and will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI). The Manager (not the Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. NTI, which is located at 50 S. LaSalle Street,
Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940 and primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors.

     For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active in the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

     For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Wellington Management and MFS Investment Management (MFSIM). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. Wellington Management has agreed to waive all fees in excess of 0.18% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages (MFSIM Funds), plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

     The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     For the Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company). The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a majority owned subsidiary of Mellon Trust of New England, N.A. (MTNE), a federally chartered bank. MTNE is a wholly owned subsidiary of Mellon Financial Corporation (Mellon). Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law.

     For the International Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the MFSIM Funds.

     For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the MFSIM Funds.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of the average net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (.10%) of the average net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

     For the last two fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees:

  FUND                                    2005              2006

  Growth and Tax Strategy Fund        $   279,945
  Balanced Strategy Fund              $   849,383
  Cornerstone Strategy Fund           $ 2,154,238
  Precious Metals and Minerals Fund   $   457,415
  Emerging Markets Fund               $   182,969
  International Fund                  $   829,104
  World Growth Fund                   $   465,144
  GNMA Trust                          $   907,104
  Treasury Money Market Trust         $   182,072

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended May 31, 2006, the Funds reimbursed the Manager for these legal and tax services as follows:

  FUND                                   2006

  Growth and Tax Strategy Fund        $
  Balanced Strategy Fund              $
  Cornerstone Strategy Fund           $
  Precious Metals and Minerals Fund   $
  Emerging  Markets Fund              $
  International Fund                  $
  World Growth Fund                   $
  GNMA Trust                          $
  Treasury Money Market Trust         $

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Code of Ethics annually.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Fund. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. in addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securites generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

     To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

     Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 1-800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2006.

                                   NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                       REGISTERED       OTHER POOLED                      REGISTERED         OTHER POOLED
PORTFOLIO     PORTFOLIO          INVESTMENT       INVESTMENT     OTHER              INVESTMENT         INVESTMENT          OTHER
MANAGER       MANAGER            COMPANY          VEHICLES       ACCOUNTS           COMPANY            VEHICLES            ACCOUNTS
====================================================================================================================================
USAA

Balanced
Strategy
Fund
              Arnold J. Espe     1 ($272.5 mil)   0              0                  1 ($272.5 mil)     0                   0
              Stuart H. Wester   2 ($142.1 mil)   0              0                  2 ($142.1 mil)     0                   0
              Margaret Weinblatt 5 ($2,701.7 mil) 0              0                  3 ($2,660.9 mil)   0                   0

Growth and Tax
Strategy Fund

              Clifford A.
              Gladson            3 ($4,143.0 mil) 0              0                  3 ($4,143.0 mil)   0                   0

Cornerstone
Strategy
Fund

              Arnold J. Espe     1 ($209.8 mil)   0              0                  1 ($209.8 mil)     0                   0
              Mark W. Johnson    1 ($275.8 mil)   0              0                  1 ($275.8 mil)     0                   0
              Margaret Weinblatt 5 ($2,639.1 mil) 0              0                  3 ($2,598.2 mil)   0                   0
              Stuart H. Wester   1 ($142.1 mil)   0              0                  2 ($142.1 mil)     0                   0

Precious Metals and
Minerals Funds

              Mark W. Johnson    1 ($0)           0              0                  1 ($0)             0                   0

GNMA Trust Fund

              Margaret Weinblatt 5 ($ 2,317.3 mil)0              0                  3 ($2,276.5 mil)   0                   0

------------------------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES

Growth and Tax
Strategy Fund
              Christopher A.
              Fronk              19 ($2.1 bil)    0              0                  0                  0                   0
              Laura L. Meldrum   38 ($978 mil)    0              0                  0                  0                   0


                                   NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                       REGISTERED       OTHER POOLED                      REGISTERED      OTHER POOLED
PORTFOLIO     PORTFOLIO          INVESTMENT       INVESTMENT     OTHER              INVESTMENT      INVESTMENT     OTHER
MANAGER       MANAGER            COMPANY          VEHICLES       ACCOUNTS           COMPANY         VEHICLES       ACCOUNTS
====================================================================================================================================
MFS

Cornerstone   David R. Mannheim  15($6,980.7 mil) 3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)
Strategy Fund Marcus L. Smith    9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2($20.6 mil)

International
Fund
              David R. Mannheim  15 ($6,980.7 mil)3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)
              Marcus L. Smith    9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2 ($20.6 mil)

World Growth
Fund
              David R. Mannheim  15 ($6,980.7 mil)3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)
              Marcus L. Smith    9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2 ($20.6 mil)

------------------------------------------------------------------------------------------------------------------------------------

THE BOSTON COMPANY

Emerging
Markets
Fund
              D. Kirk Henry      18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
              Clifford Smith     18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
              Carolyn M.
              Kedersha1          8 ($6.75 bil)    8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
              Andrew Johnsen     18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
              Param
              Roychouldhury      18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0
              Michelle Chan      18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0


                                   NUMBER OF OTHER ACCOUNTS MANAGED                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                       REGISTERED        OTHER POOLED                          REGISTERED  OTHER POOLED
PORTFOLIO     PORTFOLIO          INVESTMENT        INVESTMENT         OTHER              INVESTMENT  INVESTMENT      OTHER
MANAGER       MANAGER            COMPANY           VEHICLES           ACCOUNTS           COMPANY     VEHICLES        ACCOUNTS
===================================================================================================================================
WELLINGTON

Balanced
Strategy
Fund
              Matthew E.Megarel  18 ($4,878.2 mil) 15 ($1,101.1 mil)  34 ($3,720.5 mil)  0           0               6 ($647.7 mil)
              Jeffrey L. Kripke  16 ($4,809.1 mil) 15 ($1,101.3 mil)  42 ($3,719.0 mil)  0           0               6 ($647.7 mil)
              Maya K. Bittar     16 ($4,809.1 mil) 15 ($1,101.1 mil)  36 ($3,720.8 mil)  0           0               6 ($647.7 mil)
              Francis J. Boggan  7 ($804.8 mil)    7 ($374.6 mil)     16 ($648.7 mil)    0           0               1 ($38.9 mil)
              James P. Hoffman   4 ($223.0 mil)    22 ($1,318.4 mil)  179 ($2,346.2 mil) 0           3 ($328.9 mil)  17 ($132.3 mil)

Cornerstone
Strategy
Fund
              Matthew E.
              Megarel            18 ($4,553.6 mil) 15 ($1,101.1 mil)  34 ($3,720.5 mil)  0           0               6 ($647.7 mil)
              Jeffrey L.
              Kripke             16 ($4,484.4 mil) 15 ($1,101.3 mil)  42 ($3,719.0 mil)  0           0               6 ($647.7 mil)
              Maya K. Bittar     16 ($4,484.4 mil) 15 ($1,101.1 mil)  36 ($3,720.8 mil)  0           0               6 ($647.7 mil)
              Francis J. Boggan  7 ($716.4 mil)    7($374.6 mil)      16 ($648.7 mil)    0           0               1 ($38.9 mil)
              James P. Hoffman   4 ($223 mil)      22 ($1,318.4 mil)  179 ($2,346.2 mil) 0           3 ($328.9 mil)  17 ($132.3 mil)

------------------------------------------------------------------------------------------------------------------------------------

BATTERYMARCH

Cornerstone
Strategy
Fund
              Charles F. Lovejoy 1 ($252 mil)      7($255 mil)        4 ($1,642 mil)     0           0               0
              James P. Hoffman   5 ($1,323.2 mil)  23 ($2,823.5 mil)  169 ($9,426.4 mil) 0           2 ($86 mil)     8 ($679 mil)

* Members of Batterymarch's U.S., International, and Emerging Markets Investment
Teams will manage the portion of the Fund attributed to Batterymarch. However, Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, will be responsible for the strategic oversight of the Fund's investments. Their focus will be on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines, and restrictions and Batterymarch's current investment strategies. Several portfolio managers and research analysts across each of these investment teams will be assigned responsibility for servicing the Fund.


USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

     In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2006, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

   PORTFOLIO MANAGER      FUND                                DOLLAR RANGE

   Arnold Espe            Cornerstone Strategy Fund           $50,001-$100,000
                          Balanced Strategy Fund              $50,001-$100,000

   Clifford A. Gladson    Growth and Tax Strategy Fund        $100,001-$500,000

   Mark S. Johnson        Precious Metals and Minerals Fund   $100,001-$500,000
                          Cornerstone Strategy Fund           $100,001-$500,000

   Didi Weinblatt         Cornerstone Strategy Fund           $10,001-$50,000
                          Balanced Strategy Fund              $50,001-$100,000
                          GNMA Trust                          $100,001-$500,000


WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: The investment professionals listed in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Investment Professional generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are, or have the potential to be, higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the investment professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether a Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION: Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended May 31, 2005.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional's experience and performance in their respective role. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for  non-partners.  Each  Investment  Professional  is eligible to receive  an  incentive  payment  based  on the  revenues  earned  by  Wellington
Management from portfolios for which they have portfolio management responsibility, including the Fund. Each Investment Professional's incentive on the Fund is additionally linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks, peer groups, time periods, and rates may differ) to other portfolios managed by the Investment Professionals. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actual formula, as a partner of the firm. Messrs. Hoffmann and Megargel are both partners of the firm.

FUND                                     BENCHMARK INDEX AND/OR PEER GROUP

Balanced Strategy Fund                   S&P 500 Index (Megargel, Bittar)
                                         Russell Mid Cap Index (Kripke)
                                         Target Mid Cap 750 (Boggan)
Cornerstone Strategy Fund (US Stocks)    S&P 500 Index (Megargel, Bittar)
                                         Russell Mid Cap Index (Kripke)
                                         Target Mid Cap 750 (Boggan)
Cornerstone Strategy Fund (REIT)         Wilshire Real Estate Securities Total
                                         Return Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of Wellington Management beneficially owned any securities of the Funds in which they managed.

MFS

CONFLICTS OF INTEREST: MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      * Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

      * Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

      * The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

      * The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of MFS beneficially owned any securities of the Funds in which they managed.

THE BOSTON COMPANY

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

     These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

     This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      * The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      * The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      * To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      * When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      * All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      * In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      * Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      * Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
         (b) in anticipation of the effect of such recommendation on the market price.

      * Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      * It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

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

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (I.E. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

      *  The Boston Company does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      * The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2006, no portfolio managers of The Boston Company beneficially owned any securities of the Fund in which they managed.

NTI

MATERIAL CONFLICTS OF INTEREST: NTI'S portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

COMPENSATION: As of December 31, 2005, with respect to the NTI's index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

PORTFOLIO   OWNERSHIP:   As  of  December  1,  2005,  no  portfolio  manager  of
NTI beneficially owned any securities of the Fund in which they managed.

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

     Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations that are aimed to provide, over the long run, for fair treatment of each client account. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (i.e., managed under the same mandate and style) on a pro-rata basis. Batterymarch's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

     Batterymarch  has  created  certain  compliance   policies  and  procedures
designed to minimize harm from such contradictory activities/events.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

     Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (I.E., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Funds, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

COMPENSATION: Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

     The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

* Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as each of the Funds. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

*        Portfolio manager assistance in servicing clients; and

*        Portfolio manager contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO   OWNERSHIP:   As  of  December  1,  2005,  no  portfolio  manager  of
Batterymarch beneficially owned any securities of the Fund in which they managed.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

      * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

      * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

      *  As disclosed in this SAI; and

      *  As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subdviser(s), administrator, and each of their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Directors/Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's Securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006- 1600, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:
     MOODY'S   INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obliga tion. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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

SP-2    Satisfactory   capacity  to  pay  principal  and  interest,   with  some
        vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

 A-2    Capacity  for  timely  payment  on  issues  with  this   designation  is
        satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH

 F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

 F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

 F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.
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

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

06088-1005

                                     Part B

                   Statement of Additional Information for the
              California Bond Fund and California Money Market Fund

                               is included herein

[USAA      USAA MUTUAL                                  STATEMENT OF
EAGLE      FUNDS TRUST                                  ADDITIONAL INFORMATION
LOGO (R)]                                               AUGUST 1, 2006


                              CALIFORNIA BOND FUND
                          CALIFORNIA MONEY MARKET FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS, TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the California Bond Fund and California Money Market Fund (collectively, the Funds or the California Funds). Each Fund is classified as diversified and has a common investment objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

     You may obtain a free copy of the prospectus dated August 1, 2006, for the California Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

     The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2006, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
PAGE

2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
4        Investment Plans
5        Investment Policies
13       Investment Restrictions
14       Special Risk Considerations
20       Portfolio Transactions
22       Fund History and Description of Shares
23       Certain Federal Income Tax Considerations
25       California Taxation
26       Trustees and Officers of the Trust
32       The Trust's Manager
36       Portfolio Manager Disclosure
37       Portfolio Holdings Disclosure
38       General Information
39       Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The investments of the CALIFORNIA BOND FUND are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

         The value of the CALIFORNIA MONEY MARKET FUND'S securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the California Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the California Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate.

Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the California Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserves the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the California Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and California state income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the California Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The California Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The California Bond Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933

Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ILLIQUID SECURITIES

Up to 15% of the California Bond Fund's net assets and up to 10% of the California Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     In the case of the California Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the California Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the California Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the California Bond Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The California Bond Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the California Bond Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The California Bond Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The California Bond Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the California Bond Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option on futures or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The California Bond Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     The California Bond Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

     (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities,  except as permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the California Bond Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;.

     Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and the shares will also be exempt from the California personal income taxes; each Fund's net assets will consist of California tax-exempt securities.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund:

     (1) will invest more than 15% (10% with respect to the California Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

     (2) will purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                           SPECIAL RISK CONSIDERATIONS

The following information is a brief summary of factors affecting the economy of the state of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the state of California, the latest of which is dated March 30, 2005, however, it has not been updated since that time. The Sponsor has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the state of California, and there is no responsibility on the part of the state of California to make payments on such local obligations.

GENERAL ECONOMIC CONDITIONS

The economy of the state of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction, and services. Some of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

     A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimated that stock market related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $5.2 billion in 2002-03.

     Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003; weakened exports and most particularly, large stock market declines. These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, $59.7 billion in 2001-02, $61.9 billion in 2002-03, and $67.2 billion in 2003-04. As of January 2005, such sources are projected to be $73.4 billion in 2004-05, and $78.9 billion in 2005-06.

     It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

STATE BUDGET

     PRIOR YEARS' FINANCIAL RESULTS. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred during the five fiscal years prior to 2001-02. In 2001-02, revenues dropped by an unprecedented amount compared to the prior year. Revenues from the three largest tax sources were $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. Consequently, the Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

     2002 BUDGET ACT. The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. These revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. Despite mid-year budget adjustment legislation totaling about $10.4 billion in spending reductions, deferrals and funding transfers, the State's fiscal condition continued to deteriorate and it ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

     2003 BUDGET ACT. The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. However, the budget assumed the issuance of $10.7 billion in fiscal recovery bonds as part of its revenues and transfers forecast.

     In November 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who proposed an alternative economic recovery bond measure to address the budget deficit. In March 2004, California voters approved both the issuance of up to $15 billion in economic recovery bonds and a related balanced budget amendment described under "Economic Recovery Bonds" below.

     According to the 2004 Budget Act, revenues and transfers for 2003-04 were estimated to be $74.6 billion with $75.6 billion in expenditures. As a result of the sale of the economic recovery bonds and the use of the deficit recovery fund (see below), California ended the fiscal year with a reserve of $1.7 billion.

     2004 BUDGET ACT. The 2004 Budget Act forecasted $77.3 billion in General Fund revenues and transfers and $80.7 billion in expenditures. The June 30, 2005 reserve is now projected to be $784 million.

     In a September 2004 report, the Legislative Analyst's Office (LAO) concluded that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO stated that a combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."

     One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of vehicle license fee "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

     The LAO updated its projections in a November 2004 report to project an imbalance of about $6.7 billion between revenues and expenditures for the fiscal year 2005-06 budget, and projecting a shortfall of nearly $10 billion in fiscal year 2006-07 under the then current-law spending and revenue policies, absent corrective actions. The LAO further stated that, given the size and persistence of this structural budget shortfall, even in the face of an expanding economy and strengthening revenues, "it is unlikely that California will be able to simply grow its way of this shortfall.'"

     According to the 2005-06 Governor's Budget, as of January 2005, General Fund revenues and transfers for fiscal year 2004-05 are projected to be $78.2 billion while expenditures are projected to be $82.3 billion.

     2005-06 BUDGET. The 2005-06 Governor's Budget, released in January 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion for 2005-06, would continue to be incurred. This budget projected General Fund revenues for 2005-06 of $85.5 billion, an increase of $5.3 billion compared with revised estimates for 2004-05. General Fund expenditures were projected at $85.7 billion, an increase of $3.4 billion compared with revised estimates for 2003-04. The budget projects to end fiscal year 2005-06 with a $500 million reserve.

     The 2005-06 Budget includes $7.0 billion in program reductions and related cost savings in 2005-06. In addition, the budget proposes the issuance of an additional $1.7 billion in economic recovery bonds and a variety of proposals to increase tax revenues by $409 million without tax increases.

     The 2005-06 Budget also proposes several major budget reforms, including modifying Proposition 98 (the State's minimum funding requirement for education), imposing across-the-board budget reductions in the event of fiscal imbalance, consolidating certain outstanding obligations, terminating the State's right to suspend the automatic transfer of gas tax revenues to special transportation funds, prohibiting the borrowing of special funds to cover General Fund imbalances and terminating the State's and local government's sponsorship of defined benefit retirement plans. In early April 2005, the Governor announced that he would not seek, before June 2006, to terminate the State's and local government's sponsorship of defined benefit retirement plans.

     The issuance of additional debt, the proposed spending cuts and the major budget reforms are controversial and there can be no assurance that they will eventually be approved by voters or enacted by the Legislature.

     In a February 2005 report, the LAO projected that revenues would exceed the 2005-06 Governor's Budget forecast by $1.4 billion in 2004-05 and by $800 million in 2005-06. Based on these increased revenue projections, and assuming all the Governor's budget proposals are adopted and nearly all the savings are realized, the LAO projected that the State would end 2005-06 with a general reserve of $2.9 billion ($2.4 billion more than that assumed in the budget estimate).

     The LAO warned that some of the savings in the budget are subject to considerable risk, including the assumed sale of $765 million in pension obligation bonds, which is subject to court challenge, $408 million in public employee compensation savings which are dependent on collective bargaining negotiations, and savings from unallocated reductions in state operations in most program areas. The LAO also highlighted other factors that would perpetuate the State's structural deficit, such as the use of $1.7 billion of economic recover bond proceeds and the end, in fiscal year 2006-07, of the two year diversion of local property taxes under Senate Amendment No. 4. (see below). In the report, the LAO continued to warn of budget shortfalls in the range of $4 to $4.5 billion, assuming all the Governor's proposals (or alternative proposals of equal magnitude) are adopted, or of budget deficits in the range of twice that magnitude if such proposals are not adopted.

CONSTRAINTS ON THE BUDGET PROCESS

         Approved in March 2004 with the State's economic recovery bonds, Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (a) acting on any other bills, or (b) adjourning in joint recess until such legislation is passed.

     Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

     Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (a) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (b) inter-fund borrowings.

     FUTURE BUDGETS. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

STATE INDEBTEDNESS

GENERAL OBLIGATION BONDS. As of March 1, 2005, the State had approximately $47.3 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $35.9 billion remained unissued as of that date.

     Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

     The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot.
Additional bond proposals may also be added to the 2006 primary or general election ballots.

     RATINGS. As of May 9, 2005, the State's general obligation bonds were rated A3 by Moody's, A by Standard & Poor's, and A-by Fitch Ratings. In September 2004, Fitch Ratings raised California's general obligation bond rating to A-from BBB, citing the State's financial improvement with the successful issuance of economic recovery bonds, improving economic indicators, and revenues matching estimates. In August 2004, Standard & Poor's raised its rating to A from BBB citing the easing of immediate liquidity pressure on the State following the sale of the economic recovery bonds and the State's recent economic improvement. Standard & Poor's factored into the rating, however, the continued structural deficit between ongoing revenues and expenditures, coupled with future fiscal pressure due to promises made to substantially increase funding for local governments, schools, and state higher education institutions in fiscal 2007. In May 2004, Moody's upgraded its rating from BAA1 to A3 and stated that the upgrade reflected a now-established trend of recovery in the State's economy and tax revenues, as well as an improved state budgetary and liquidity outlook. It is not presently possible to determine whether, or the extent to which, Moody's, S&P, or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     ECONOMIC  RECOVERY  BONDS.  The  California   Economic  Recovery  Bond  Act
("Proposition 57") was approved by voters in March 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

     In May and June 2004, the State issued $10.9 billion of economic recovery bonds, which resulted (due to the sale of bonds at a premium) in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The Governor has proposed issuing an additional $1.7 billion to fund the deficit in 2005-06. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

     Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds is secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

     COMMERCIAL PAPER PROGRAM. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of March 1, 2005, the finance committees had authorized the issuance of up to approximately $19.3 billion of commercial paper notes; as of that date approximately $19 million aggregate principal amount of general obligation commercial paper notes was outstanding.

     LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of March 1, 2005, the State had approximately $7.2 billion of outstanding lease purchase debt.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had $41.5 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2004.

     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In late September 2004, the State began issuing up to $6 billion principal amount of Revenue Anticipation Notes, which will become due on June 30, 2005. These notes were issued to fund, in part, the State's cash flow management needs for the 2004-05 fiscal year.

     REPAYMENT OF ENERGY LOANS. The Department of Water Resources of the State ("DWR") borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

         The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     Enhanced Tobacco Settlement Revenue Bonds. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

     An initial sale of 57.6% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining amount, which produced $2.3 billion in revenue, was completed in September 2003. The 2003 Budget Act authorizes the Trustee of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

     Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

LOCAL GOVERNMENT

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

     Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

     According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local governments officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

     As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

     Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

     The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     In 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the portfolio.

     Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

     FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could effect revenues of the State or public agencies within the State.

PENDING LITIGATION

The state of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

     The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

     The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. SEE THE TRUST'S MANAGER.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

     The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

     The Manager directed a portion of the California Bond Funds' transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2006, such transactions and related underwriting concessions amounted to the following:

       FUND              TRANSACTION AMOUNT      UNDERWRITING CONCESSIONS

   California Bond          $                         $

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the California Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The California Bond Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

     For the last two fiscal years ended March 31, the California Bond Fund's portfolio turnover rates were as follows:

                  2005. . . . . . 13.61%       2006 . . . . .

     Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the California Bond and the California Money Market Funds in August 1989, and were reorganized into the Trust in August 2006.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its short-term capital loss for the taxable year.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities, (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of it's taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 in that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.

     A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

     The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if they are paid during the following January.

     If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted by 2003, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individuals shareholders to the extend they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2009, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the California Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of that exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain and and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

                               CALIFORNIA TAXATION

The state of California has adopted legislation incorporating the federal provisions relating to regulated investment companies as of January 1, 2001. Thus, to the extent the Funds distribute their income, they will be exempt from the California franchise and corporate income taxes as regulated investment companies under section 24870 of the California Revenue and Taxation Code.

     In the year in which a Fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income, and (2) provided that 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt from personal income taxation under California law, and the Fund designates such dividends as exempt-interest dividends in a written notice mailed to the shareholders within 60 days after the close of the taxable year, the Fund will be qualified under California law to distribute dividends
("California exempt-interest dividends") which will be exempt from the California personal income tax. The Funds intend to qualify under the above requirement so that they can distribute California exempt-interest dividends. If the Funds fail to so qualify, no part of their dividends will be exempt from the California personal income tax.

     The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations issued by California and its municipalities and localities, (as well as certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and
Guam), the interest on which (when held by an individual) is excludable from California personal income under California law. Distributions from the Funds that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. The total amount of California exempt-interest dividends paid by each Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by each Fund during such year on California municipal obligations less any expenses and expenditures. California exempt-interest dividends are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders for franchise tax purposes notwithstanding that all or a portion of such dividends are exempt from the California personal income tax.

     To the extent any portion of the dividends distributed to the shareholders by the Funds are derived from taxable interest for California purposes or net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the California Bond Fund will flow through to its shareholders regardless of how long the shareholders have held their shares (currently, only federal law, not California law, has special rates for long-term capital gains) if such Fund complies with certain rulings. If a shareholder of the Funds received any California exempt-interest dividends on shares thereafter sold within six months of acquisition, then any realized loss, to the extent of the amount of exempt-interest dividends received prior to such sale, will be disallowed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

     The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of California taxes to the receipt of the Funds' dividends and as to their own California tax situation.


                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Trusteeships held.

NON INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*             POSITION(S)  TERM OF          PRINCIPAL OCCUPATION(S) DURING        NUMMBER OF             OTHER
AND AGE                    HELD WITH    OFFICE** AND     PAST 5 YEARS                          PORTFOLIOS IN FUND     TRUSTEESHIPS
                           FUND         LENGTH OF                                              COMPLEX OVERSEEN       HELD BY
                                        TIME SERVED                                            BY TRUSTEE             TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Barbara B. Dreeben (61)    Trustee     Trustee since   President, Postal Addvantage            One registered          None
                                       January 1994    (7/92-present), which is a postal       investment companies
                                                       mail list management service.           consisting of 39 funds
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,           Trustee     Trustee since   Institute Analyst, Southwest Research   One registered          None
Ph.D. (60)                             January 1997    Institute (3/02-present); Staff         investment companies
                                                       Analyst, Southwest Research Institute   consisting of 39 funds
                                                       (9/98-3/02), which focuses in the
                                                       fields of technological research.
------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr (60)   Trustee     Trustee since   President of Reimherr Business          One registered          None
                                       January 2000    Consulting (5/95-present), which        investment companies
                                                       performs business valuations of large   consisting of 39 funds
                                                       companies to include the development
                                                       of annual business plans, budgets,
                                                       and internal financial reporting.
------------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks,           Trustee     Trustee since   Charles E and Sarah M Seay Regents      One registered          None
Ph.D. (56)                              May 2000       Chair Professor of Finance, University  investment companies
                                                       of Texas at Austin (9/96-present).      consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker (63)     Trustee and Trustee since   Vice President, Beldon Roofing          One registered          None
                           Chairman     January 1992   Company (7/85-present).                 investment companies
                                                                                               consisting of 39 funds
====================================================================================================================================

* The address for each Non Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each trustees is twenty (20) years or until the trusteer reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             LENGTH OF                                                   IN FUND COMPLEX
                                        TIME SERVED                                                 OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.         Trustee,        Trustee since   President and Chief Executive Officer,       Two registered       None
Claus (45)             President, and  February 2001   Trustee, and Chairman of the Board of        investment
                       Vice Chairman                   Trustees, USAA Investment Management         companies
                       of the Board f                  Company (IMCO) (12/04-present); President    consisting of
                       of Trustees                     and Chief Executive Officer, Trustee,        44 funds
                                                       and Vice Chairman of the Board of Trustees,
                                                       IMCO (2/01-12/04); Senior Vice President
                                                       of Investment Sales and Service, IMCO
                                                       (7/00-2/01). Mr. Claus also serves as
                                                       President, Trustee, and Chairman of the
                                                       Board of Trustees of USAA Shareholder
                                                       Account Services (SAS). He also holds the
                                                       officer position of Senior Vice President
                                                       of the USAA Life Investment Trust, a
                                                       registered investment company offering five
                                                       individual funds.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson    Vice President   Vice President   Senior Vice President, Fixed Income        Two registered       None
(55)                                    since May 2002   Investments, IMCO (9/02-present); Vice     investment
                                                         President, Fixed Income Investments,       companies
                                                         IMCO (5/02-9/02); Vice President,          consisting of
                                                         Mutual Fund Portfolios, IMCO,(12/99-       44 funds
                                                         5/02). Mr. Gladson also holds the
                                                         officer position of Vice President
                                                         of the USAA Life Investment Trust, a
                                                         registered investment company offering
                                                         five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester also holds      investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered  investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Trustee IMCO/FPS Finance, USAA (12/03-     companies
                                                         9/04); Executive Trustee FPS Finance,      of consisting
                                                         USAA (2/03-12/03); Trustee FPS Finance,    39 funds
                                                         USAA (12/02-2/03); Trustee Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01). Ms.
                                                         Dunn also holds the officer positions
                                                         of Assistant Vice President and Treasurer
                                                         of IMCO, SAS, FPS, and  FAI.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN
--------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04-present); Assistant Vice President,  investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting
                                                         1/03). Ms. Smiley also holds the officer   of 44 funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Trustee, Mutual Fund Analysis & Support,
                                                         IMCO (6/00-10/01). Mr. Galindo also holds
                                                         the officer position of Assistant
                                                         Treasurer of the USAA Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life Investment Trust, a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2006, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Corporate Governance Committee held meetings five times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                                                                    USAA FUND
                             CALIFORNIA      CALIFORNIA MONEY        COMPLEX
                              BOND FUND         MARKET FUND           TOTAL
INTERESTED TRUSTEE
Christopher W. Claus            None               None          Over $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben              None               None          Over $100,000
Robert L. Mason                 None               None          Over $100,000
Michael F. Reimherr             None               None          Over $100,000
Laura T. Starks                 None               None          Over $100,000
Richard A. Zucker               None               None          Over $100,000

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2006.

      NAME                     AGGREGATE             TOTAL COMPENSATION
       OF                     COMPENSATION          FROM THE USAA FUNDS
    TRUSTEE                  FROM THE TRUST          AND FUND COMPLEX (B)

INTERESTED TRUSTEE
Christopher W. Claus            None (a)                 None (a)

NON INTERESTED TRUSTEES
Barbara B. Dreeben              $                        $
Robert L. Mason                 $                        $
Michael F. Reimherr             $                        $
Laura T. Starks                 $                        $
Richard A. Zucker               $                        $

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2006, THE USAA FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH TRUSTEE SERVED AS A TRUSTEE ON ALL OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCEPT FOR THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTED OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 2006, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The following table identifies all persons, who as of April 30, 2006, held of record or owned beneficially 5% or more of either Fund's shares.

                              NAME AND ADDRESS
        TITLE OF CLASS       OF BENEFICIAL OWNER           PERCENT OF CLASS

        California Money      Idanta Partners Ltd.              5.6%
        Market Fund               Ste 160
                           12526 High Bluff Drive
                           San Diego, CA 92130-2065

                            Clark Wilmot Valentine              5.0%
                            Susan Jane Valentine
                                   JTWROS
                               21702 Montbury
                              El Toro, CA 92630

                               THE TRUST'S MANAGER

As described in the prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

     Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntary waiver at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, the Trust paid IMCO the following fees:

                                          2004          2005           2006
                                          ----          ----           ----
       California Bond Fund            $2,430,481     $2,337,635
       California Money Market Fund    $1,507,812     $1,400,048

     The California Bond Fund's management fee is based upon two components, a base fee and a performance adjustment. The base fee, is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This base fee is allocated between the Funds based on the relative net assets of each Fund. The base fee is computed and paid at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. The performance adjustment for the California Bond Fund increases or decreases the base fee depending upon the performance of a Fund relative to its relevant index. The California Bond Fund's performance will be measured relative to that of the Lipper California Municipal Debt Fund Index. With respect to the California Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the California Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the California Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the California Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the below:

             OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
              RELATIVE TO INDEX              (IN BASIS POINTS AS A PERCENTAGE
              (IN BASIS POINTS) 1             OF A FUND'S AVERAGE NET ASSETS)

                  +/- 20 to 50                             +/- 4
                 +/- 51 to 100                             +/- 5
               +/- 101 and greater                         +/- 6

       1 BASED ON  THE  DIFFERENCE  BETWEEN  AVERAGE  ANNUAL  PERFORMANCE OF THE
         FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                          EXAMPLES

                                   1            2            3             4             5             6
Fund Performance (a)             6.80%        5.30%         4.30%       (7.55%)       (-5.20%)       (3.65%)
Index Performance (a)            4.75%        5.15%         4.70%       (8.50%)       (-3.75%)       (3.50%)
                               -------        -----         -----       -------       --------       -------
Over/Under Performance (b)      + 205           +15         - 40          + 95          - 145         - 15
Annual Adjustment Rate (b)        + 6             0           -4           + 5           - 6            0
Monthly Adjustment Rate (c)      .0049%           n/a      (.0033%)       .0041%      (.0049%)           n/a
Base Fee for Month            $ 221,918     $ 221,918    $ 221,918     $ 221,918    $ 221,918      $ 221,918
Performance Adjustment           41,650             0      (28,050)       34,850      (41,650)             0
                              ------------------------------------------------------------------------------
Monthly Fee                   $ 263,568     $ 221,918    $ 193,868     $ 256,768    $ 180,268      $ 221,918
                              ===============================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD
(B) IN BASIS POINTS
(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

     The California Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the California Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the California Bond Fund and one-tenth of one percent (0.10%) for the California Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                        2004           2005             2006

      California Bond Fund           $ 1,022,377      $ 988,679
      California Money Market Fund   $   481,891      $ 446,494

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

                                                 2005          2006
     California Bond Fund                   $   16,961
     California Money Market Fund           $   12,679

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2006.

CALIFORNIA BOND FUND

Portfolio Manager   Registered Investment Companies    Other Pooled Investment Vehicles            Other Accounts
                  Number of accounts    Total assets  Number of accounts    Total assets Number of accounts   Total assets
==========================================================================================================================
Robert Pariseau         4*            $                     0                     $0              0                 $0

* All four of the accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.


CALIFORNIA MONEY MARKET FUND

Portfolio Manager   Registered Investment Companies    Other Pooled Investment Vehicles            Other Accounts
                  Number of accounts    Total assets  Number of accounts    Total assets Number of accounts   Total assets
==========================================================================================================================
Regina Shafer           4*              $                      0                  $0              0                $0

* Two of the four  accounts  with total assets of  $   have advisory
  fees based on the performance of the account.

CONFLICTS OF INTEREST

These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow, and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the California Funds with the performance of other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

     In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the California Funds can only be offered for sale to California residents, as of the fiscal year ended March 31, 2006, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     * As disclosed in this SAI; and

     * As required by law or a regulatory body.

         If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, the California Bond Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Trust and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

 AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

 AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

 A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

 BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

 AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

 AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

 AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

 AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

 A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

 BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa      Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         * Leading market positions in well-established industries.
         * High rates of return on funds employed.
         * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near- term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)    Short-term  debt  rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity  that  possesses  unquestioned ability to repay current  liabilities  as they fall due.  Entities
              rated  in  this  category   normally   maintain  strong  liquidity
              positions,  conservative debt levels and  profitability,  which is both stable and above average. Companies achieving an "R-1 (high)"
              rating  are  normally  leaders  in  structurally   sound  industry
              segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)     Short-term  debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades, debt protection ranges from having reasonable  ability  for  timely  repayment  to a level,  which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)     Short-term debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

14356-0806

                                     Part B

                   Statement of Additional Information for the
                           Extended Market Index Fund,
                  Nasdaq-100 Index Fund, and S&P 500 Index Fund

                               is included herein

[USAA EAGLE LOGO (R)]  USAA                               STATEMENT OF
                       MUTUAL                             ADDITIONAL INFORMATION
                       FUNDS TRUST                        AUGUST 1, 2006


                S&P 500 INDEX FUND, EXTENDED MARKET INDEX FUND,
                            AND NASDAQ-100 INDEX FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, three of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, and the Nasdaq-100 Index Fund (collectively, the Funds). The Funds are classified as diversified, except the Nasdaq-100 Index Fund, which is classified as nondiversified.

     With respect to the Extended Market Index Fund, the Trust invests all of the Fund's investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index Series (Extended Market Portfolio), a series of the Quantitative Master Series Trust (Trust), advised by Merrill Lynch Quantitative Advisers (MLQA), a division of Fund Asset Management, L.P.

     You may obtain a free copy of a prospectus dated May 1, 2006, for any of the Funds by writing to USAA Mutual Funds Trust 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with a Fund's prospectus.

     The financial statements for the S&P 500 Index Fund, Extended Market Index Fund (and the Extended Market Portfolio), and Nasdaq-100 Index Fund, and the Independent Registered Public Accounting Firm's Reports thereon for the fiscal year ended December 31, 2005, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

PAGE
2       Valuation of Securities
3       Conditions of Purchase and Redemption
3       Additional Information Regarding Redemption of Shares
4       Investment Plans
5       Investment Policies
18      Investment Restrictions
22      Portfolio Transactions and Brokerage Commissions
24      Fund History and Description of Shares
25      Tax Considerations
27      Trustees and Officers of the Trust
33      Trustees and Officers of the Extended Market Portfolio
40      Investment Adviser
42      Portfolio Manager Disclosure
44      Proxy Voting Policies and Procedures
48      Portfolio Holdings Disclosure
49      Administrator
50      General Information
51      Appendix A - Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     With  respect to the  Extended  Market  Index  Fund,  the  Extended  Market
Portfolio values its equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, on the basis of market quotations or valuations furnished by a pricing service. Short-term debt obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Other assets are valued by the method that most accurately reflects their current worth in the judgment of the Board of Trustees of the Extended Market Portfolio.

     Each investor in the Extended Market Portfolio, including the Extended Market Index Fund, may add to or reduce its investment in the Extended Market Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Extended Market Portfolio will be determined by multiplying the net asset value of the Extended Market Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Extended Market Portfolio. Any additions or reductions that are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Extended Market Portfolio will then be recomputed as the percentage equal to the fraction
(1) the numerator of which is the value of such investor's investment in the Extended Market Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Extended Market Portfolio effected on such day and
(2) the denominator of which is the aggregate net asset value of the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Extended Market Portfolio by all investors in the Extended Market Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

     The value of the securities of the S&P 500 Index and Nasdaq-100 Index Funds are determined by one or more of the following methods:

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The applicable Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board of Trustees has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of a Fund's foreign securities.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than exchange-traded funds, are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's subadviser, if applicable, at fair value by using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund's portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than ten shares of the Funds provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to the approval of the Board of Trustees, anticipates closing these small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association
(USAA).  You also may elect to have such  withdrawals  invested in another  USAA
Fund.

     This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income will be deferred if you invest in Fund shares through certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectus of each Fund of USAA Mutual Funds Trust (not available in the Growth and Tax Strategy Fund and S&P 500 Index Fund Reward Shares).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement accounts is advised to consult with a tax adviser before establishing the accounts. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The investment objectives of the Funds are described in each Fund's prospectus. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy.

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

The following is provided as additional information with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund.

     EQUITY SECURITIES. The Funds may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein,

"equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM INSTRUMENTS. When a Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of Northern Trust Investments, N.A. (NTI); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of NTI.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the SEC) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. NTI anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated  as  exempt  from  the 15%  limit  on  illiquid  securities.  Under  the supervision of the Board of Trustees, NTI determines the liquidity of restricted securities and, through reports from NTI, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     In reaching liquidity decisions, NTI will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

     LIQUIDITY DETERMINATIONS. The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the cur-rent policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities in accordance with a lending policy that has been authorized by the Trust 's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Funds may enter into contracts for the purchase or sale for future delivery of their Index. Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

     At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The Funds may purchase and write options on futures contracts with respect to their Indices. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to an Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Fund's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

     The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     OPTIONS ON SECURITIES INDEXES. Each Fund may write (sell) covered call and put options to a limited extent on its Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     Each Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. Each Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that each Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

     SECURITY SUBSTITUTION. At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding's increased weighting in the index at a price lower than that of the acquiring company's stock.

     FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     OTHER INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. A Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

     LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

     OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS, AND CORPORATIONS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund may also invest in debt obligations of supranational entities.
Supranational  entities  include  international   organizations   designated  or
supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

     In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S.

government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     WARRANTS. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

     SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of the Funds to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies).

EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Trust may withdraw the Fund's investment from the Extended Market Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so.

     Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

     EQUITY SECURITIES. The Extended Market Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM  INSTRUMENTS.  When the Extended  Market  Portfolio  experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Extended Market Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Extended Market Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's), or, if unrated, of comparable quality in the opinion of the Extended Market Portfolio's adviser, MLQA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of MLQA.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     BORROWING AND LEVERAGE. The Extended Market Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Extended Market Portfolio may obtain such short term credit as may be necessary for the clearance of purchase and sale of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio will not purchase securities while its borrowings exceed 5% of its assets. The use of leverage by the Extended Market Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of the Extended Market Portfolio's shares and in the yield on the Extended Market Portfolio's portfolio. Although the principal of such borrowings will be fixed, the Extended Market Portfolio's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Extended Market Portfolio, which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Extended
Market  Portfolio  will  have  to pay on the  borrowings,  the  Extended  Market
Portfolio's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Extended Market Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Extended Market Portfolio's leveraged position if it expects that the benefits to the Extended Market Portfolio's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by the Extended Market Portfolio may result in the Extended Market Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Extended Market Portfolio's portfolio in accordance with the Extended Market Portfolio's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Extended Market Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     144A SECURITIES. The Extended Market Portfolio may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board of Trustees. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Extended Market Portfolio's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Extended Market Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. The Extended Market Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, the Extended Market Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the Extended Market Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Extended Market Portfolio's total assets may be invested in securities of any investment company. The Extended Market Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Extended Market Portfolio's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Extended Market Portfolio's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Extended Market Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Extended Market Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Extended Market Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

     SWAP AGREEMENTS. The Extended Market Portfolio is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

     The Extended Market Portfolio will enter into an equity swap transaction only if, immediately following the time the Extended Market Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Extended Market Portfolio is a party would not exceed 5% of the Extended Market Portfolio's net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Extended Market Portfolio thereunder. The Extended Market Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Extended Market Portfolio will not be able to meet its obligations to the counterparty. The Extended Market Portfolio, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Extended Market Portfolio initially to make an equivalent direct investment, plus or minus any amount the Extended Market Portfolio is obligated to pay or is to receive under the swap agreement.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Extended Market Portfolio, MLQA determines the liquidity of restricted securities and, through reports from MLQA, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Extended Market Portfolio could be adversely affected.

     In reaching liquidity decisions, MLQA will consider factors that may include, among other things: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

     LIQUIDITY DETERMINATIONS. The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and
(4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The Extended Market Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Extended Market Portfolio until settlement takes place. At the time the Extended Market Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Extended Market Portfolio identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Extended Market Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Extended Market Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Extended Market Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Extended Market Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The Extended Market Portfolio may lend securities with a value not exceeding 33 1/3% of the total value of its portfolio securities to banks, brokers, and other financial organizations. In return, the Extended Market Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Extended Market Portfolio typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the

Extended Market Portfolio may receive a flat fee for its loans. The Extended Market Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Extended Market Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities. Cash collateral may be invested in a money market fund managed by MLQA (or its affiliates) and MLQA may serve as the Extended Market Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Extended Market Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Extended Market Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Extended Market Portfolio could experience a loss. In all cases, MLQA must find the creditworthiness of the other party to the transaction satisfactory. The Extended Market Index Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Extended Market Portfolio may enter into contracts for the purchase or sale for future delivery of the Index. Management of the Extended Market Portfolio has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

     At the same time a futures contract on the Index is entered into, the Extended Market Portfolio must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Extended Market Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Extended Market Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participant entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by MLQA may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although MLQA believes that use of such contracts will benefit the Extended Market Portfolio, these investments in futures may cause the Extended Market Portfolio to realize gains and losses for tax purposes that would not otherwise be realized if the Extended Market Portfolio were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The Extended Market Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Extended Market Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Extended Market Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Extended Market Portfolio's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Extended Market Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Extended Market Portfolio intends to purchase. If a put or call option the Extended Market Portfolio has written is exercised, the Extended Market Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Extended Market Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract, with respect to the Index, is similar in some respects to the purchase of protective put options on the Index. For example, the Extended Market Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

     The amount of risk the Extended Market Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     OPTIONS ON  SECURITIES  INDEXES.  The Extended  Market  Portfolio may write
(sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Extended Market Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Extended Market Portfolio.

     By writing a covered call option, the Extended Market Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Extended Market Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Extended Market Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Extended Market Portfolio writes an option, an amount equal to the net premium received by the Extended Market Portfolio is included in the liability section of the Extended Market Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Extended Market Portfolio enters into a closing purchase transaction, the Extended Market Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Extended Market Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Extended Market Portfolio.

     The Extended Market Portfolio may purchase call and put options on the Index. The Extended Market Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Extended Market Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Extended Market Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Extended Market Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Extended Market Portfolio, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Extended Market Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Extended Market Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed herein. The Extended Market Portfolio's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, MLQA may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Extended Market Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Extended Market Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Extended Market Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Extended Market Portfolio's commitment with respect to these instruments or contracts.

                             INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds and Portfolio have been adopted as fundamental policies of the Funds or Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be.

S&P 500 INDEX AND NASDAQ-100 INDEX FUND

As a matter of fundamental policy, the Funds:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder an any applicable relief.

     (2) may not (except for the Nasdaq-100 Index Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. The Nasdaq-100 Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

     (3) may not issue senior  securities,  except as  permitted  under the 1940
Act;

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

     The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     The Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Fund's shareholders.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, whenever the Trust is requested to vote on a matter for the Extended Market Portfolio, the Trust will either seek instructions from the Fund's shareholders and will vote as instructed by the Fund's shareholders or the Trust will vote the shares of the Extended Market Portfolio held by it in the same proportion as the vote of all other shareholders of the Extended Market Portfolio. When the Trust seeks the vote of Fund shareholders on a matter for the Extended Market Portfolio, the Trust will vote shares representing Fund shareholders not voting in the same proportion as the Fund shareholders who do, in fact, vote.

     As a matter of fundamental policy, the Extended Market Index Fund (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder an any applicable relief.

     (2) will concentrate to approximately the same extent that its underlying index concentrates in the stocks of a particular industry or group of industries.

         (3) may not issue senior securities, except as permitted under the 1940 Act;

         (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

         (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

         (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     The Fund is classified as a diversified fund under the 1940 Act and is subject to the diversification requirements of the 1940 Act. In addition, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to "look through" the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.

     As a matter of fundamental policy, the Extended Market Portfolio:

     (1) may not make any investment inconsistent with the Extended Market Portfolio's classification as a diversified company under the Investment Company Act;

     (2) may not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index; the Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index;

     (3) may not make investments for the purpose of exercising control or management;

     (4) may not purchase or sell real estate, except that, to the extent permitted by law, the Extended Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (5) may make loans to other persons, except (i) that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, banker's acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Extended Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Extended Market Portfolio by the Securities and Exchange Commission;

     (6) may not issue senior securities to the extent such issuance would violate applicable law;

     (7) may not borrow money, except that (i) the Extended Market Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Extended Market Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Extended Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Extended Market Portfolio may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Extended Market Portfolio's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

     (8) may not underwrite securities of other issuers, except insofar as the Extended Market Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

     (9) nay not purchase or sell commodities or contracts on commodities, except to the extent that the Extended Market Portfolio may do so in accordance with applicable law and the Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL RESTRICTIONS

In addition, the Trust has adopted nonfundamental restrictions that may be changed by the Board of Trustees without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental restrictions, the Fund may not:

     (a) may not purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (b) may not make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Fund's Registration Statement.

     (c) may not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

     (d) may not make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options, and futures.

     (e) may not change its policy of investing, under normal circumstances, at least 80% of its net assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days' prior written notice of such change.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For   purposes  of   investment   restriction   (2),  the  Trust  uses  the
classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

     The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their trustees, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, NTI is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds' assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI's own research effort, since the information must still be analyzed, weighed and reviewed by NTI's staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

     In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI's other clients. Investment decisions for the Funds and for NTI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

     For the fiscal years ended December 31, 2005, 2004, and 2003, the S&P 500 Index Fund paid brokerage commissions in the amount of $74,777, $192,673, and $203,111, respectively, and paid no affiliated brokerage commissions.

     For the years ended December 31, 2005, 2004, and 2003, the Nasdaq-100 Index Fund paid brokerage commissions in the amounts of $8,085, $14,903, and $25,155, respectively. The Fund paid no affiliated brokerage commissions.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, MLQA is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Extended Market Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, to MLQA or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Extended Market Portfolio are frequently placed by MLQA with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Extended Market Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     MLQA seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Extended Market Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Extended Market Portfolio to reported commissions paid by others. MLQA reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     For the years ended December 31, 2005, 2004, and 2003, the Extended Market Portfolio paid brokerage commissions in the amount of $28,305, $41,884, and $60,748. For the years ended December 31, 2005, 2004, and 2003, the Extended Market Portfolio paid $1,929, $0, and $3,041, respectively, to Merrill Lynch as affiliated brokerage commissions.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

     For the years ended December 31, the Funds' portfolio turnover rates were as follows:

     FUND                                2005                2004

     S&P 500 Index Fund                  6.13%               3.02%
     Extended Market Index Fund*        18.09%              22.90%
     Nasdaq-100 Index Fund              14.75%               8.94%

   *  REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE EXTENDED MARKET PORTFOLIO.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, three of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified, except the Nasdaq-100 Index Fund, which is classified as nondiversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation, which began offering shares of the S&P 500 Index Fund on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Extended Market Index and Nasdaq-100 Index Funds were established on July 19, 2000, and commenced public offering of their shares on October 30, 2000, and were reorganized into the Trust in August 2006.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust Master Trust Agreement, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Trust, any Trustee may be removed by the affirmative vote of a majority of the outstanding Trust shares; and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

     Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Trustees or officers of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

     The Extended Market Portfolio, in which all the Assets of the Extended Market Fund will be invested, is organized as a statutory trust under the laws of the state of Delaware. The Portfolio's Declaration of Trust provides that the Extended Market Index Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Extended Market Portfolio. However, the risk of the Extended Market Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Extended Market Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Extended Market Index Fund nor you will be adversely affected by reason of the Fund's investing in the Extended Market Portfolio.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS
TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and other income (including gains from options and futures) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement), and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the 90% test.

     A Fund may invest in certain futures and in "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the

Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to it.

     Code section 1092 (dealing with straddles) also may affect the taxation of certain options and futures contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

     Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" earned by individuals (as described in each Fund's prospectus).

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if the Fund pays the dividend during the following January.

     The Extended Market Portfolio is not subject to federal income taxation. Instead, the Extended Market Index Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio's income, gain, loss, deduction, credit and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

     Distributions the Extended Market Index Fund receives from the Extended Market Portfolio generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash it receives exceeds its basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund's share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

     Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% maximum federal income tax rate mentioned in each Fund's prospectus. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder's account will be treated as taxable income even though not received by the shareholder.

     If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                      TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including subadvisers, IMCO, and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

====================================================================================================================================

NAME, ADDRESS*      POSITION(S)    TERM OF                 PRINCIPAL OCCUPATION(S)                NUMBER OF           OTHER AND
AGE                 HELD WITH      OFFICE** AND            DURING PAST 5 YEARS                    PORTFOLIOS IN FUND  DIRECTORSHIPS
                    FUND           LENGTH OF                                                      COMPLEX OVERSEEN    HELD BY
                                   TIME SERVED                                                    BY TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara B. Dreeben  Trustee        Trustee  since   President, Postal Addvantage (7/92-present),  One registered      None
(61)                               January 1994     which is a postal  mail list management       investment
                                                    service.                                      companies
                                                                                                  consisting of 39
                                                                                                  funds
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,    Trustee        Trustee since    Institute Analyst, Southwest Research         One registered      None
Ph.D. (60)                         January 1997     Institute (3/02-present); Staff Analyst,      investment
                                                    Southwest Research Institute (9/98-3/02),     companies
                                                    which focuses in the fields of technological  consisting of 39
                                                    research.                                     funds
------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr Trustee        Trustee since    President of Reimherr Business Consulting     One registered      None
(60)                               January 2000     (5/95-present), which performs business       investment companies
                                                    valuations of large companies to include the  consisting of 39
                                                    development of annual business plans,         funds
                                                    budgets, and internal financial reporting.
------------------------------------------------------------------------------------------------------------------------------------
Laura  T.  Starks,  Trustee        Trustee since    Charles E and Sarah M Seay Regents Chair      One  registered     None
Ph.D. (56)                         May 2000         Professor of Finance, University of Texas at  investment companies
                                                    Austin (9/96-present).                        consisting of
                                                                                                  39 funds
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker   Trustee and    Trustee since    Vice President, Beldon Roofing Company        One registered      None
(63)                Chairman of    January 1992     (7/85-present).                               investment companies
                    the Board of   Chair of Board                                                 consisting of
                    Trustees       of Trustees                                                    39 funds
                                   since February
                                   2005
====================================================================================================================================

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustees and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.       Trustee,        Trustee since   President and Chief Executive Officer,         Two registered    None
Claus (45)           President, and  February 2001   Director, and Chairman of the Board of         investment
                     Vice Chairman                   Directors, USAA Investment Management Company  companies
                     of the Board                    (IMCO) (12/04-present); President and Chief    consisting of
                     of Trustees                     Executive Officer, Director and Vice Chairman  44 funds
                                                     of the Board of Directors, IMCO (2/01-12/04);
                                                     Senior Vice President of Investment Sales
                                                     and Service, IMCO (7/00-2/01). Mr. Claus also
                                                     serves as President, Director, and Chairman of
                                                     the Board of Directors of USAA Shareholder
                                                     Account Services (SAS). He also holds the
                                                     officer position of Senior Vice President of
                                                     the USAA Life Investment Trust, a  registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson  Vice President  Vice President  Senior Vice President, Fixed Income            Two registered    None
(55)                                 since May 2002  Investments, IMCO (9/02-present); Vice         investment
                                                     President, Fixed Income Investments, IMCO      companies
                                                     (5/02-9/02); Vice President, Mutual Fund       consisting of
                                                     Portfolios, IMCO, (12/99-5/02). Mr. Gladson    44 funds
                                                     also holds the officer position of Vice
                                                     President of the USAA Life Investment Trust,
                                                     a registered investment company offering five
                                                     individual funds.
====================================================================================================================================

 * The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (59)   Vice President  President Vice  Vice President, Equity funds Investments,      Two registered    None
                                     since May 2002  IMCO (1/99 present). Mr. Wester also holds     investment
                                                     the officer position of Vice President of the  companies
                                                     USAA Life Investment Trust, a  registered      consisting of
                                                     investment company offering five individual    44 funds
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)  Secretary       Secretary since Senior Vice President, USAA Life Company       Two registered    None
                                     September 2002  (USAA Life)/IMCO/USAA Financial Planning       investment
                                                     Services (FPS) General Counsel, USAA (10/03-   companies
                                                     present); Senior Vice President, Securities    consisting of
                                                     Counsel, USAA (12/02-10/03); Senior Vice       44 funds
                                                     President, Securities Counsel and Compliance,
                                                     IMCO (1/02-12/02); Vice President, Securities
                                                     Counsel & Compliance, IMCO(7/00-1/02). Mr.
                                                     Howard also holds the officer positions of
                                                     Senior Vice President, Secretary and Counsel
                                                     for USAA Life, IMCO, FPS, SAS, and USAA
                                                     Financial Advisors, Inc. (FAI); and Secretary
                                                     of the USAA Life Investment Trust, a
                                                     registered investment company offering five
                                                     individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)   Treasurer       Treasurer since Assistant Vice President, IMCO/FPS Finance,    Two registered    None
                                     July 2005       USAA (9/04-present); Executive Director IMCO/  investment
                                                     FPS Finance, USAA (12/03-9/04); Executive      companies
                                                     Director FPS Finance, USAA  (2/03-12/03);      consisting of
                                                     Director FPS  Finance, USAA (12/02-2/03);      44 funds
                                                     Director Strategic Financial Analysis, IMCO
                                                     (1/01-12/02); Financial Business Analyst,
                                                     Strategic Financial Analysis, IMCO (3/00-1/01).
                                                     Ms. Dunn also holds the officer positions
                                                     of Assistant Vice President and Treasurer for
                                                     IMCO, SAS, FPS, and FAI; and  Treasurer of the
                                                     USAA Life Investment Trust, a registered
                                                     investment company offering five individual
                                                     funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                  NUMBER OF         OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                    PORTFOLIOS        DIRECTORSHIPS
                     FUND            LENGTH OF                                                       IN FUND COMPLEX
                                     TIME SERVED                                                     OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley     Assistant       Secretary       Vice President, Securities Counsel, USAA        Two registered   None
(46)                 Secretary       Assistant since (2/04-present);Assistant Vice President,        investment
                                     February 2003   Securities Counsel, USAA (1/032/04);            companies
                                                     Attorney, Morrison &  Foerster, LLP (1/99-      consisting of
                                                     1/03). Ms. Smiley also holds the officer        44 funds
                                                     positions of Vice  President and Assistant
                                                     Secretary of IMCO, FPS, and FAI; and Assistant
                                                     Secretary of the USAA Life Investment Trust, a
                                                     registered investment company offering five
                                                     individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo, Jr. Assistant       Assistant       Assistant Vice President, Portfolio Accounting/ Two registered   None
(45)                 Treasurer       Treasurer since Financial Administration, USAA (12/02-present); investment
                                     July 2000       Assistant Vice President, Mutual Fund Analysis  companies
                                                     & Support, IMCO(10/01-12/02); Executive         consisting of
                                                     Director, Mutual Fund Analysis& Support, IMCO   44 funds
                                                     (6/00-10/01). Mr. Galindo also holds the
                                                     officer position of Assistant Treasurer of
                                                     the USAA Life Investment Trust, a registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38) Chief           Chief           Assistant Vice President, Mutual Funds          Two registered   None
                     Compliance      Compliance      Compliance, USAA (9/04-present); Assistant Vice investment
                     Officer         Officer         President, Investment Management Administration companies
                                     since September & Compliance, USAA (12/02-9/04); Assistant      consisting of
                                     2004            Vice President, Investment Management           44 funds
                                                     Administration & Compliance, IMCO (9/01-12/02);
                                                     Senior Manager, Investment Management Assurance
                                                     and Advisory Services, KPMG LLP (6/98-8/01).
                                                     Mr. Hill also holds the officer position of
                                                     Chief Compliance Officer of the USAA Life
                                                     Investment Trust, a registered investment
                                                     company offering five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended December 31, 2005, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committees' meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended December 31, 2005, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended December 31, 2005, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended December 31, 2005, the Corporate Governance Committee held meetings six times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Trust Funds listed in this SAI and in all the USAA family of funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                                                                                       USAA FAMILY
                              S&P 500           EXTENDED MARKET       NASDAQ-100        OF FUNDS
                              INDEX FUND          INDEX FUND          INDEX FUND          TOTAL

INTERESTED TRUSTEE

Christopher W. Claus          Over $100,000       $0-$10,000             None        Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben              $0-$10,000           None                None        Over $100,000
Robert L. Mason                   None               None                None        Over $100,000
Michael F. Reimherr           Over $100,000          None                None        Over $100,000
Laura T. Starks                   None               None                None        Over $100,000
Richard A. Zucker             Over $100,000          None                None        Over $100,000

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2005.

    NAME                            AGGREGATE          TOTAL COMPENSATION
     OF                           COMPENSATION           FROM THE USAA
  TRUSTEE                        FROM THE TRUST         FAMILY OF FUNDS (B)

INTERESTED TRUSTEE

Christopher W. Claus               None (a)               None (a)

NON-INTERESTED TRUSTEE

Barbara B. Dreeben                 $ 17,563               $ 70,250
Robert L. Mason                    $ 17,938               $ 71,750
Michael F. Reimherr                $ 16,438               $ 65,750
Laura T. Starks                    $ 16,438               $ 65,750
Richard A. Zucker                  $ 19,438               $ 77,750

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT DECEMBER 31, 2005, THE FUND COMPLEX CONSISTED OF TWO REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH NON-INTERESTED TRUSTEE SERVED AS A TRUSTEE OR DIRECTOR ON FOUR OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCLUDING THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTED OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee who is a Trustee, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of December 31, 2005, the officers and Trustees of the Trust and their immediate families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of April 30, 2006, USAA and its affiliates owned no shares of the USAA S&P 500 Index Fund, the Extended Market Index Fund, or the Nasdaq-100 Index Fund.

         The Trust knows of no other persons who, as of April 30, 2006, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund, the Extended Market Index Fund, or the Nasdaq-100 Index Fund.

             TRUSTEES AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO

The Trustees consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (non-interested Trustees). The Trustees are responsible for the overall supervision of the operations of each Series and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act.

     Each non-interested Trustee is a member of the Trust's Audit Committee (the Audit Committee). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust's independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Trust, (ii) discuss with the independent accountants certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit;
(iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls and Trust management's responses thereto. The Board of the Trust has adopted a written charter for the Audit Committee. The
Audit   Committee   generally
will not consider nominees recommended by shareholders. The Audit Committee has retained independent legal counsel to assist them in connection with these duties. The Audit Committee met four times during the fiscal year ended December 31, 2005.

     Each non-interested Trustee is also a member of the Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Trust's non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Trust interest holders as it deems appropriate. Trust interest holders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met four times during the Trust's fiscal year ended December 31, 2005.

     BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Merrill Lynch Investment Managers, L.P., or their affiliates (MLIM/FAM-advised funds) and other public Directorships.

                                                                                         NUMBER OF
                       POSITION HELD  TERM OF        PRINCIPAL OCCUPATION(S)             MLIM/FAM-             PUBLIC
NAME, ADDRESS* AND     WITH THE       OFFICE** AND   DURING PAST FIVE YEARS              ADVISED FUNDS         DIRECTORSHIPS
AGE OF TRUSTEE         TRUST          LENGTH OF                                          AND PORTFOLIOS
                                      TIME SERVED                                        OVERSEEN

Donald W. Burton (62)  Trustee        Trustee since  General Partner of The Burton       23 registered         Knology, Inc.
                                      2002           Partnership, Limited Partnership    investment companies  (telecommunications);
                                                     (an Investment Partnership) since   companies consisting  Symbion, Inc.
                                                     1979; Managing General Partner      of 42 portfolios      (healthcare)
                                                     of the South Atlantic Venture
                                                     Funds since 1983; Member of the
                                                     Investment Advisory Council of
                                                     the Florida State Board of
                                                     Administration since 2001.

Laurie Simon Hodrick   Trustee        Trustee since  Professor of Finance and            23 registered         None
(43                                   2000           Economics, Graduate School of       investment companies
                                                     Business, Columbia University       consisting of
                                                     since 1998.                         42 portfolios

John F. O'Brien (62)   Trustee        Trustee since  President and Chief Executive       23 registered         ABIOMED (medical
                                      2005           Officer of Allmerica Financial      investment companies  devise manufacturer);
                                                     Corporation (financial services     consisting of         Cabot Corporation
                                                     holding company) from 1995 to       42 portfolios         chemicals); LKQ
                                                     2002 and Director from 1995 to                            Corporation
                                                     2003; President of Allmerica                              (autoparts
                                                     Investment Management Co., Inc.                           manufacturing); TJX
                                                     (investment adviser) from 1989 to                         Companies, Inc.
                                                     2002,  Director from 1989 to 2002                         (retailer).
                                                     and Chairman of the Board from 1989
                                                     to 1990; President, Chief Executive
                                                     Officer and Director of First Allmerica
                                                     Financial Life Insurance Company from
                                                     1989 to 2002; and Director of various
                                                     other Allmerica Financial companies
                                                     until 2002; Director since 1989, Member
                                                     of the Governance Nominating Committee
                                                     since 2004, Member of the Compensation
                                                     Committee since 1989, and Member of the
                                                     Audit Committee from 1990 to 2004 of
                                                     ABIOMED; Director, Member of the
                                                     Governance and Nomination Committee
                                                     and Member of the Audit Committee of
                                                     Cabot Corporation since 1990; Director
                                                     and Member of the Audit Committee and
                                                     Compensation Committee of LKQ Corporation
                                                     from 2003; from 2003; Lead Director of
                                                     TJX Companies, Inc. since 1999; Trustee
                                                     of the Woods Hole Oceanographic Institute
                                                     since 2003.

                                       35

David H. Walsh (64)    Trustee        Trustee since  Consultant with Putnam Investments  23 registered         None
                                      2003           from 1993 to 2003, and employed     investment companies
                                                     in various capacities therewith     consisting of
                                                     from 1973 to 1992; Director,        42 portfolio
                                                     The National Audubon Society
                                                     from 1998 to 2005; Director, the
                                                     American Museum of Fly Fishing
                                                     since 1997.

Fred G. Weiss (64)     Trustee        Trustee since  Managing Director of FGW Associates  23 registered        Watson Pharmaceutical
                                      2000           since 1997; Vice President,          investment companies Inc. (pharmaceutical
                                                     Planning Investment, and Development consisting of        company)
                                                     of WarnerLambert Co. from 1979 to    42 portfolios
                                                     1997; Director of the Michael J.
                                                     Fox Foundation for Parkinson's Research
                                                     since 2000; Director of BTG International
                                                     PLC (global technology commercialization
                                                     company) since 2001.

   * The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

  ** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute, or until December 31 of the year in which he or she turns 72.

     Certain biographical and other information regarding to the Trustee who is an officer and an "interested person" of the Trust as defined in the Investment Company Act (the interested Trust) and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public Directorships held.

                                      TERM OF
                       POSITION(S)    OFFICE***                                          NUMBER OF MLIM/FAM-
NAME, ADDRESS*         HELD WITH THE  AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING      ADVISED FUNDS AND
AND AGE                TRUST          TIME SERVED    PAST FIVE YEARS                     PORTFOLIOS OVERSEEN   PUBLIC DIRECTORSHIPS

Robert C. Doll,        President and  President and  President of MLIM/FAM-advised       131 registered        None
Jr. (51)**             Trustee        Trustee since  FUNDS since 2005; President of the  investment companies
                                      2005****       MLIM and FAM since 2001; Co-Head    consisting of 177
                                                     (Americas Region) from 2000 to      portfolios
                                                     2001 and Senior Vice President
                                                     thereof from 1999 to 2001; President
                                                     and Director of Princeton Services
                                                     Inc. ("Princeton Services") since
                                                     2001; President of Princeton
                                                     Administrators, L.P. ("Princeton
                                                     Administrators") since 2001; Chief
                                                     Investment Officer of Oppenheimer
                                                     Funds, Inc. in 1999 and Executive
                                                     Vice President thereof from 1991 to
                                                     1999.

Donald C. Burke        Vice           Vice President First Vice President of MLIM and    139 registered        None
(45)                   President and  since 1996     FAM since 1997 and the Treasurer    investment companies
                       Treasurer      and Treasurer  thereof  since 1999; Senior Vice    consisting of 185
                                      since 1999     President and Treasurer of          portfolios
                                                     Princeton Services since 1999 and
                                                     Director since 2004; Vice President
                                                     of FAM Distributors, Inc. ("FAMD")
                                                     since 1999 and Director since
                                                     2004; Vice President of MLIM and
                                                     FAM from 1990 to 1997; Director
                                                     of Taxation of MLIM from 1990
                                                     to 2001; Vice President, Treasurer,
                                                     and Secretary of the IQ Funds
                                                     since 2004.

Vincent J. Costa       Vice           Vice President Managing Director of MLIM since     9 registered          None
(43)                   President and  since 2005     2005; Director of MLIM from 1999    investment companies
                       Portfolio                     to 2005.                            consisting of 16
                       Manager                                                           portfolios

                                      TERM OF
                       POSITION(S)    OFFICE***                                          NUMBER OF MLIM/FAM-
NAME, ADDRESS*         HELD WITH THE  AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING      ADVISED FUNDS AND
AND AGE                TRUST          TIME SERVED    PAST FIVE YEARS                     PORTFOLIOS OVERSEEN   PUBLIC DIRECTORSHIPS


Jeffrey L. Russo       Vice           Vice President Director of MLIM since 2004;        4 registered          None
(39)                   President and  since 2005     Vice President of MLIM from 1999    investment companies
                       Portfolio                     to 2004.                            consisting of 8
                       Manager                                                           portfolios


Debra L. Jelilian      Vice           Vice President Director of MLIM since 1999.        9 registered          None
(38)                   President and  since 2005                                         investment companies
                       Portfolio                                                         consisting of 13
                       Manager                                                           portfolios


Alice A.               Secretary      Secretary      Director (Legal Advisory) of MLIM   132 registered        None
Pellegrino (46)                       since 2004     since 2002; Vice President of MLIM  investment companies
                                                     from 1999 to 2002; Attorney         consisting of 178
                                                     associated with MLIM since 1997;    portfolios
                                                     Secretary of MLIM, FAM, FAMD and
                                                     Princeton Services since 2004.

     * THE ADDRESS FOR EACH OFFICER LISTED IS P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

     ** MR. DOLL IS A DIRECTOR, TRUSTEE OR MEMBER OF AN ADVISORY BOARD OF CERTAIN OTHER INVESTMENT COMPANIES FOR WHICH FAM OR MLIM ACTS AS INVESTMENT
ADVISER. MR. GLENN IS AN "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT, OF THE TRUST BASED ON HIS POSITIONS WITH FAM, MLIM, PRINCETON SERVICES AND PRINCETON ADMINISTRATORS,. L.P.

     *** ELECTED BY AND SERVES AT THE PLEASURE OF THE BOARD OF TRUSTEES OF THE TRUST.

     **** AS A TRUSTEE, MR. DOLL SERVES UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED, UNTIL DECEMBER 31 OF THE YEAR IN WHICH HE TURNS 72, OR UNTIL EARLIER OF HIS DEATH, RESIGNATION, OR REMOVAL AS PROVIDED IN THE FUND'S BY-LAWS, CHARTER OR BY STATUTE.

     SHARE OWNERSHIP. Information regarding each Trustee's share ownership in the Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (Supervised Merrill Lynch Funds) as of December 31, 2005, is set forth in the chart below.

                                                     AGGREGATE DOLLAR RANGE OF
                        AGGREGATE DOLLAR RANGE       SECURITIES IN SUPERVISED
NAME                    OF EQUITY IN THE TRUST*        MERRILL LYNCH FUNDS

INTERESTED TRUSTEE:
Robert C. Doll                 None                    over $100,000

NON INTERESTED TRUSTEES:
Donald H. Burton               None                         None
Laurie Simon Hodrick           None                    over $100,000
John F O'Brien                 None                         None
David H. Walsh                 None                    over $100,000
Fred G. Weiss                  None                    over $100,000

     * The Trust does not sell its interests to the general public.

     As of April 30, 2006, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Trust. As of December 31, 2005, none of the non-interested Trustees of the Trust nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (ML & Co.).

     COMPENSATION OF TRUSTEES. The Trust pays each non-interested Trustee a combined fee for service on the Board and the Audit Committee of $ 10,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Audit Committee meeting attended. The Trust pays the Chairman of the Audit Committee an additional fee of $2,000 per year. Each non-interested Trustee also receives an aggregate fee of $3,000 for each special in-person meeting attended, which is allocated equally among the applicable MLIM/FAM advised funds. The Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table shows the aggregate compensation earned by the non-interested Trustees and the aggregate compensation paid to them by all MLIM/ FAM-advised funds in each case for the calendar year ended December 31, 2005.

                                                                 AGGREGATE
                                                               COMPENSATION
                                              PENSION OR          FROM THE
                                              RETIREMENT      CORPORATION AND
                                           BENEFITS ACCRUED      MLIM/FAM-
                         AGGREGATE            AS PART OF          ADVISED
                        COMPENSATION          CORPORATION       FUNDS PAID TO
     NAME              FROM CORPORATION        EXPENSES          TRUSTEES(1)
--------------------------------------------------------------------------------
Donald W. Burton         $ 18,000                None           $ 200,500
Laurie Simon Hodrick     $ 18,000                None           $ 200,500
John F. O'Brien*         $ 14,333                None           $ 206,083
David H. Walsh           $ 18,000                None           $ 200,500
Fred G. Weiss**          $ 20,000                None           $ 230,000

(1) FOR THE NUMBER OF MLIM/FAM-ADVISED FUNDS FROM WHICH EACH TRUSTEE RECEIVED COMPENSATION, SEE THE TABLE ON PAGE 35.

* MR. O'BRIEN BECAME A TRUSTEE OF THE TRUST AND CERTAIN OTHER MLIM/FAM-ADVISED FUNDS EFFECTIVE FEBRUARY 28, 2005.

**  CHAIRMAN OF THE BOARD AND THE AUDIT COMMITTEE.

                               INVESTMENT ADVISER

As described  in each Fund's  prospectus,  USAA  Investment  Management  Company
(IMCO) is the manager and investment adviser, providing the services under a Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement with respect to the Nasdaq-100 Index Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

     In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AND MANAGEMENT AGREEMENTS

With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by MLQA to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund's Board of Trustees determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of 0.30% of the Fund's ANA, accrued daily and paid monthly.

     The  Management  Agreement  with  respect to the S&P 500 Index Fund and the
Extended Market Index Fund and the Advisory Agreement with respect to the Nasdaq-100 Index Fund will remain in effect until June 30, 2006. The Management Agreement and the Advisory Agreement (Agreements) will continue in effect from year to year thereafter for the Funds as long as it is approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Funds) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO has voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund Member Shares to 0.19%, the S&P 500 Index Fund Reward Shares to 0.09%, the Extended Market Index Fund to 0.50%, and the Nasdaq-100 Index Fund to 0.80% of each Fund's ANA, respectively, and will reimburse the Funds for all expenses in excess of such limitations. IMCO may modify or terminate any such waiver or reimbursement at any time without prior notice to shareholders.

     For the fiscal years or periods ended December 31, 2005, 2004, and 2003, MLQA earned $22,835, $ 19,311, and $12,393, respectively, as compensation for investment advisory services provided to the Extended Market Portfolio.

     For the last three fiscal years or periods ended December 31, IMCO earned advisory fees as follows:

     FUND                                2005           2004          2003
 S&P 500 Index - Member Shares       $2,237,499      $2,072,715    $1,633,783
 S&P 500 Index - Reward Shares       $  496,483      $  416,818    $  296,941
 Extended Market Index                     -               -              -
 Nasdaq-100 Index                    $  250,579      $  244,284    $  161,712

     As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive advisory fees to which it would have been entitled as follows:

     FUND                                2005           2004          2003
S&P 500  Index - Member  Shares      $2,237,499      $  768,895    $  588,801
S&P 500  Index - Reward  Shares      $  487,993      $  180,078    $  138,814
Nasdaq-100 Index                     $  250,579      $  244,284    $  153,300

     In addition, IMCO did not receive reimbursement for other operating expenses to which it would have been entitled as follows:

           FUND                          2005            2004          2003
Extended Market Index                     -               -        $   34,798

     SUBADVISER TO THE S&P 500 INDEX AND NASDAQ-100 INDEX FUNDS. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with NTI, which is located at 50 S. LaSalle Street, Chicago, Illinois 60675. Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund's investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from IMCO at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from IMCO equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $100 million; 0.04% of daily net assets for amounts over $100 million and up to $250 million; and 0.03% of daily net assets for amounts over $250 million. For the annual period ended September 30, 2004, NTI has agreed to waive the minimum fee of $50,000. The Subadvisory Agreement is subject to the same approval of the Board of Trustees as the oversight and renewal of the Management Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq-100 Index(R)(1), including portfolio composition. Both the Management Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Trustees and (ii) by a majority of the Trustees of the Fund who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. The Management Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. The Subadvisory Agreement may be terminated on sixty (60) days' written notice by NTI or at any time by IMCO and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by NTI for other investment companies and accounts advised or sub-advised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

CODES OF ETHICS

     The Funds, the Manager, and NTI each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager, MLQA, and NTI regarding compliance with their respective codes of ethics annually.

     Additionally, while the officers and employees of the Funds, the Manager, MLQA, and NTI may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. These Codes of Ethics are designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

     Copies of the Joint Code of Ethics for IMCO and the Funds, and the codes of ethics for each of NTI and MLQA have been filed with the SEC and are available for public view.

[footnote]
1 The Nasdaq-100(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by USAA Mutual Fund, Inc. The Nasdaq-100 Index Fund (the "Product(s)") is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

                          PORTFOLIO MANAGER DISCLOSURE


S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

OTHER ACCOUNTS MANAGED: The following tables set forth other accounts for which the Funds' portfolio manager was primarily responsible for the day-to-day portfolio management as of December 31, 2005.

S&P 500 INDEX FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager    Registered Investment Companies        Other Pooled Investment Vehicles              Other Accounts
                    Number of accounts   Total assets      Number of accounts   Total assets    Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
Chad M. Rakvin      15                $ 9,036,652,583      23              $ 55,599,445,574     63               $ 42,368,898,092

NASDAQ-100 INDEX FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager    Registered Investment Companies        Other Pooled Investment Vehicles              Other Accounts
                    Number of accounts   Total assets      Number of accounts   Total assets    Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
 Chad M. Rakvin     15                $ 9,036,652,583      23              $ 55,599,445,574     63               $ 42,368,898,092


MATERIAL CONFLICTS OF INTEREST: NTI's portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

COMPENSATION: As of December 31, 2005, with respect to the NTI's index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, NTI's parent, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

PORTFOLIO OWNERSHIP: As of December 31, 2005, Mr. Rakvin did not beneficially own any securities of either Fund in which he managed.


EXTENDED MARKET INDEX FUND

OTHER ACCOUNTS MANAGED: The following table set forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year end December 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager    Registered Investment Companies        Other Pooled Investment Vehicles              Other Accounts
                    Number of accounts   Total assets      Number of accounts   Total assets    Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
Vincent  J.  Costa  15*                $6,516,112,221      27**             $11,986,017,692     34**              $39,080,034,600

Jeffrey  L.  Russo  12*                $5,673,037,366      27**             $11,986,017,692     34**              $39,080,034,600

Debra L. Jelilian   12*                $5,673,037,366      27**             $11,986,017,692     34**              $39,080,034,600

* A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.

MATERIAL CONFLICTS OF INTEREST: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Portfolio and also for other clients advised by FAM and its affiliates, including other client accounts managed by the Portfolio's portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

     To  the  extent  that  the  Portfolio's   portfolio   management  team  has
responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

     In some cases, a real,  potential or apparent conflict may also arise where
(i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION: The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates (MLIM) is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM

     The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

BASE SALARY

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM portfolio manager incentive compensation is derived based on portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio Managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

OTHER BENEFITS

     Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO OWNERSHIP: As of the fiscal year ended December 31, 2005, no portfolio manager of the Fund beneficially owned any securities of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager  authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securites generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of Trustees or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

     To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommenda-
tion  based on the ISS  Guidelines.  In  evaluating  ISS'  recommendations,  the
Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

     Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES FOR THE EXTENDED MARKET PORTFOLIO

The Trust's Board of Trustees has delegated to the Trust investment adviser authority to vote all proxies relating to the Trust's portfolio securities. The Trust investment adviser has adopted policies and procedures (Proxy Voting Procedures) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Trust's portfolios. Pursuant to these Proxy Voting Procedures, the Trust investment adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Trust portfolio and its shareholders, and to act in a manner that the Trust investment adviser believes is most likely to enhance the economic value of the securities held by the Trust portfolio. The Proxy Voting Procedures are designed to ensure that the Trust investment adviser considers the interests of its clients, including the Trust portfolios, and not the interests of Trust investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Trust investment adviser's interest and those of the Trust investment adviser's clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, the Trust investment adviser has formed a Proxy Voting Committee (the Committee). The Committee is comprised of the Trust investment adviser's Chief Investment Officer (the CIO), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Trust investment adviser's Legal department appointed by the Trust investment adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Trust investment adviser. No person with any investment banking, trading, retail brokerage, or research responsibilities for the Trust investment adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Trust investment adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including an Trust portfolio, that has delegated proxy voting authority to the Trust investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Trust investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Trust investment adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Trust investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Trust portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Trust investment adviser will generally seek to vote proxies over which the Trust investment adviser exercises voting authority in a uniform manner for all the Trust investment adviser's clients, the Committee, in conjunction with an Trust portfolio's portfolio manager, may determine that the Trust portfolio's specific circumstances require that its proxies be voted differently.

     To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services (ISS). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Trust investment adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Trust portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

     The Trust investment adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Trust portfolio.

     From time to time, the Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Trust investment adviser (each, an Affiliate), or a money management or other client of the Trust investment adviser (each, a Client) is involved. The Proxy Voting Procedures and the Trust investment adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Trust investment adviser's clients.

     In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Trust investment adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Trust investment adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Trust investment adviser's normal voting guidelines or, on matters where the Trust investment adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Trust investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Trust investment adviser's fiduciary duties.

     In addition to the general principles outlined above, the Trust investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Trust investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Trust portfolio's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

     The Trust investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

     * Proposals related to the composition of the Board of Trustees of issuers other than investment companies. As a general matter, the Committee believes that a Trust's Board of Trustees (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate Trustees who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a Trustee of other companies or other factors, to the extent the Committee deems relevant.

     * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of Trustees, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

     * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

     * Routine proposals related to requests regarding the formalities of corporate meetings.

     * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Trustees (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Trustees authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

     * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     Information about how the Trust voted proxies relating to securities held in the portfolio of any series of the Trust during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds. ml.com and (2) on the Commission's Web site at http://www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

     The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     *    As disclosed in this SAI; and

     *    As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

     Any person or entity which does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), USAA Securities Counsel, or their designee(s) who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO, or USAA Securities Counsel, or their designee(s) pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non-Interested Trustees.

                                  ADMINISTRATOR

Under an Administration and Servicing Agreement effective May 1, 2001, as amended February 20, 2002, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund; with respect to the Extended Market Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.38%, up to 0.10% of this fee shall be paid to MLQA for subadministrative services; and with respect to the Nasdaq-100 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.35% of the average net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

     Under an Investment Accounting Agreement between the Trust and The Northern Trust Company (Northern Trust), Northern Trust is obligated on a continuous basis to provide a variety of investment accounting. Northern Trust also is responsible for calculating the net asset value of the S&P 500 Index Fund and preparing and maintaining all related accounts and records. The Trust is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

     Under the administration and services agreement between the Extended Market Portfolio and MLQA, MLQA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Extended Market
Portfolio  reasonably  deems  necessary  for the  proper  administration  of the
Extended Market Portfolio. MLQA will generally assist in all aspects of the Extended Market Portfolio's operations; supply and maintain office facilities (which may be in MLQA's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, Bylaws, investment objectives and policies, and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     For the last three fiscal years or periods ended December 31, IMCO earned administrative and other services fees as follows:

FUND                            2005               2004           2003

S&P 500 Index                $1,640,413         $1,493,720      $1,158,420
Extended Market Index        $  547,795         $  357,091      $  165,483
Nasdaq-100 Index             $  438,513         $  427,496      $  282,996

     As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive administrative and other services fees to which it would have been entitled as follows:

FUND                            2005               2004            2003

S&P 500 Index Fund           $  786,287              -                -
Extended Market Index        $  381,701         $  283,063      $  165,483
Nasdaq-100 Index             $   34,954         $   24,040            -

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended December 31, 2005, the Funds reimbursed the Manager for these legal and tax services as follows:

FUND                             2005
S&P 500 Index Fund           $  69,101
Nasdaq-100 Index Fund        $   8,873
Extended Market Index Fund   $   9,111

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account, except the S&P 500 Index Fund, which pays the Transfer Agent an annual fixed fee of $20 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses, which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of reach Fund's securities, and collecting interest on the Funds' investments. State Street Bank and Trust Company, P. O. Box 1713, Boston, Massachusetts 02105, is the custodian and accounting agent for the Nasdaq-100 Index Fund. The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675, serves as custodian and accounting agent for the S&P 500 Index Fund. Northern Trust will comply with the affiliated self-custodian provisions of Rule 17f-2 under the 1940 Act. J.P. Morgan Chase, 4 Chase
MetroTech, 18th Floor, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio. State Street Bank and Trust Company, P. O. Box 1713, Boston, Massachusetts 0210 is the accounting agent for the Extended Market Index Fund. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10174 serves as counsel to the Extended Market Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, was appointed the Trust's independent registered public accounting firm for the Funds starting with the 2002 fiscal year-end audits. In this capacity the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

                      APPENDIX A - SHORT-TERM DEBT RATINGS

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess very strong capability to pay debt services is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

28083-0806

                                     Part B

                   Statement of Additional Information for the
                New York Bond Fund and New York Money Market Fund

                               is included herein

[USAA      USAA MUTUAL                                  STATEMENT OF
EAGLE      FUNDS TRUST                                  ADDITIONAL INFORMATION
LOGO (R)]                                               AUGUST 1, 2006


                               NEW YORK BOND FUND
                           NEW YORK MONEY MARKET FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS, TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the New York Bond Fund and New York Money Market Fund (collectively, the Funds or the New York Funds). Each Fund is classified as diversified and has a common investment objective of providing New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

     You may obtain a free copy of the Prospectus dated August 1, 2006, for the New York Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Prospectus.

     The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2006, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
     PAGE

     2        Valuation of Securities
     3        Conditions of Purchase and Redemption
     3        Additional Information Regarding Redemption of Shares
     4        Investment Plans
     5        Investment Policies
     13       Investment Restrictions
     14       Special Risk Considerations
     22       Portfolio Transactions
     23       Fund History and Description of Shares
     24       Certain Federal Income Tax Considerations
     26       Trustees and Officers of the Trust
     32       The Trust's Manager
     36       Portfolio Manager Disclosure
     37       Portfolio Holdings Disclosure
     38       General Information
     38       Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The investments of the NEW YORK BOND FUND are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contract are valued at the last quoted sales price. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     The value of the NEW YORK MONEY MARKET FUND'S securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the New York Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the New York Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the New York Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A., (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserves the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the New York Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

         Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, or quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and New York State and New York City income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the New York Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The New York Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The New York Bond Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

         Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933

Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ILLIQUID SECURITIES

Up to 15% of the New York Bond Fund's net assets and up to 10% of the New York Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     In the case of the New York Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the New York Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the New York Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3 % of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the New York Bond Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The New York Bond Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). A Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the New York Bond Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The New York Bond Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The New York Bond Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the New York Bond Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist on futures for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The New York Bond Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     The New York Bond Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

     (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities,  except as permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the New York Bond Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

     Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and the shares will also be exempt from the New York State and City personal income taxes; each Fund's net assets will consist of New York tax-exempt securities.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund:

     (1) will invest more than 15% (10% with respect to the New York Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

     (2) will purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                           SPECIAL RISK CONSIDERATIONS

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS. Some of the significant financial considerations relating to a Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from Annual Information Statement of the State of New York, dated May 4, 2005, the New York State 2005-2006 Enacted Budget Report ("Financial Plan"), the Financial Plan for the City of New York issued on January 27, 2005, the City of New York Executive Budget Fiscal Year 2006 issued on May 5, 2005 and certain other documents issued prior to the date of this SAI. The accuracy and completeness of the information contained in those reports have not been independently verified. The information contained in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York State and New York City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York State and New York City, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

     STATE ECONOMY. The state of New York ("State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its airport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute important parts of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector. New York City, which is the most populous city in the nation and the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

     There can be no assurance that the State economy will not experience worse-than-predicted results in the 2005-06 fiscal year (April 1, 2005 through March 31, 2006) or subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The Financial Plan reports that the New York State economy continues to expand, as recent above-trend growth rates reinforce the strength of the New York State economy. The State is well on its way to a full recovery from the impact of the September 11, 2001 terrorist attack and reversing a several year trend where the State's job base was in decline. The employment forecast is expected to remain the same, with total and private nonfarm employment projected to grow 1.0 percent and 1.3 percent, respectively. Continued economic strength will help to sustain the housing market in 2005, although it will not be as robust as observed in 2004. Moreover, with the improvement in the equity markets towards the end of 2004, the securities industry experienced solid profit levels, though slightly less than 2003. Total New York wage and salary growth are predicted to remain constant at 4.9 percent, while personal income growth for 2005 has been revised to 5 percent due to revisions by the U.S. Bureau of Economic Analysis in the nonwage components of income.

     Many uncertainties exist in any forecast of the national and State economies. Given recent events, such uncertainties are particularly pronounced at this time (see "Special Considerations"). The State and City of New York are particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth, although it is anticipated that the impact of such an event would not begin to impact the local economy until the first quarter of 2006. In addition, higher energy prices, rising interest rates, and global instability may adversely impact the equity markets resulting in a disproportionate impact to the economy.

     STATE  BUDGET.  The State  Constitution  requires  the Governor to annually submit to the State Legislature a balanced executive budget (the "Executive Budget") for the ensuing fiscal year which constitutes the proposed State financial plan for that fiscal year. New York State's fiscal year for 2005-06 runs from April 1, 2005 to March 31, 2006. The Legislature enacted appropriations for all State-sponsored, contingent-contractual, and certain other debt- service obligations for the entire 2005-06 fiscal year on March 8, 2005. The Legislature finalized the remaining appropriations and accompanying legislation which comprises the budget for the 2005-2006 fiscal year on March 31, 2005 and certain amendments to the 2005-2006 budget on April 12, 2005 (the "Enacted Budget").

     The Financial Plan projects a closing General Fund balance (the State's largest and principal operating fund), of $1.8 billion at the end of 2005-06 fiscal year. The General Fund closing balance projection consists of $872 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund), $21 million in the Contingency Reserve Fund (the State's litigation reserve), $601 million in the Fiscal Stability Reserve and $316 million in the Community Project Fund. The balance assumes improved economic performance and projected growth in personal income and sales taxes.

         Total General Fund receipts, and transfers from other funds are projected to be $46.8 billion in 2005-06, an increase of $3.0 billion from the $43.8 billion recorded in 2004-05. The increase largely reflects the impact of a significant revenue increase due to a variety of positive economic developments and tax stimuli. Total General Fund disbursements, including transfers to other funds, are projected to be $46.2 billion for 2005-06, an increase of $2.1 billion from 2004-05. The increase in General Fund disbursements reflects higher spending on grants to local governments, state operations, and general state charges, partially offset by lower spending on capital projects and transfers to other funds.

     All Government Funds receipts are projected to be $106.5 billion in 2005-06, an increase of $4.5 billion from 2004-05. All Government Funds spending is projected to be $106.5 billion in 2005-06, an increase of $4.4 billion from 2004-05. The spending growth is comprised of greater disbursements for Medicaid, school aid and higher education, among other things.

     NON-RECURRING ACTIONS. The 2005-06 budget includes a total of $889 million in non-recurring actions. These actions include among other things, $90 million in additional revenues realized from abandoned property revenue and $112 million in additional sweeps of available fund balances.

     GENERAL FUND OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. While preparing the 2005-2006 budget cycle, the State anticipated that the General Fund would experience budget gaps of $5.8 billion in 2006-2007 and $5.6 billion in 2007-2008. However, both cycles' gaps were reduced to $2.5 billion due to the recurring savings proposed in the 2005-2006 Executive Budget. When compared to the Executive Budget projections, the General Fund budget gaps for the 2006-2007 and 2007-2008 budgets have increased in the Enacted Budget and are now estimated at $3.2 billion and $4.1 billion, respectively. The current budget gap estimates reflect the use of the Fiscal Stability Reserve to reduce the outyear gaps in equal amounts. These gaps are primarily the result of anticipated spending increases which exceed growth in revenue collections and the loss of nonrecurring resources applied to the 2005-2006 budget. The biggest spending increases are in Medicaid and school aid.

     Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analysis.

     SPECIAL CONSIDERATIONS. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that the State's actual results will not differ materially and adversely from the current forecast.

     New York State is currently involved in litigation where it is challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield ("Empire") to a for-profit corporation from a not-for-profit corporation. The State has included in its revenue projections approximately $2.2 billion in conversion proceeds from Empire and other revenue sources to help finance the Health Care Reform Act ("HCRA") in 2005-2006. The General Fund balance does not appropriate any spending for certain HCRA programs after June 30, 2005 unless proceeds from the conversion become available. The State's plan relies on a successful resolution of this issue.

     It is expected that revenue from Video Lottery Terminals ("VLT") will be used to continue to finance the State's school aid program which now includes a "sound basic education" ("SBE") program designed to distribute aid through a formula that targets high-need districts. The State initiated the SBE program in connection with its efforts to comply with a State Court of Appeals finding that ruled that students in New York City were being denied an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

     An underlying risk to the State's Financial Plan also includes an adverse outcome to certain litigation and Federal disallowances now pending against the state which could have negative repercussions on the State's projections of receipts and disbursements. One instance involves a Federal government audit of certain Medicaid claims submitted since 1993 under the School Supportive Health Services Program. These audits have not been finalized yet making any analysis of potential State liability difficult. Furthermore, Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes that the Federal government will fully reimburse these costs. A portion of Federal Medicaid payments related to School Supportive Health Services have been deferred pending final outcome of the audits. Since the State continues to reimburse local school districts for these costs, a negative outcome of the audits would adversely impact the Financial Plan, and may disproportionately impact local governments.

     As of the close of 2004-05, balances in the State's principal reserves to guard against unbudgeted risks totaled $1.5 billion. The reserves include $872 million in the Tax Stabilization Reserve Fund, $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

     Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

     The United States Congress frequently considers changes to federal income tax law. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues.

     RECENT STATE FISCAL YEARS. The Division of the Budget ("DOB") reported that the State ended the 2004-05 fiscal year on March 31, 2005 with a General Fund operating surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended the fiscal year with a balance of $1.2 billion, which included $872 million in the Tax Stabilization Reserve Fund (after an $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-2005 fiscal year, including $601 million in the new fiscal stability reserve fund.

     The State ended the 2003-04 fiscal year on March 31, 2004 with a General Fund operating surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-2004 fiscal year.

     DEBT LIMITS, RATINGS AND OUTSTANDING DEBT. State financing activities include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the Legislature.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as "State-supported debt", which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as "State-related debt,"
includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     The Debt Reform Act of 2000 ("Debt Reform Act"), which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14. As of October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding as of March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts compared to the caps of 1.98 percent each. The DOB expects that debt outstanding and debt service costs for fiscal years 2004-05 and the entire five-year forecast through 2009-2010 will be within the statutory caps.

     As of March 31, 2005, the State had approximately $3.7 billion outstanding in general obligation debt, $32.6 billion in debt relating to lease-purchase and contractual-obligation financing of State capital programs, and $4.4 billion in debt from the Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The State's 2005-06 borrowing plan projects issuance of $279 million in general obligation bonds, $728 million to finance capital projects for transportation, and the anticipated issuance of about $3 billion of bonds to restructure outstanding bonds, $203 million to finance capital projects at mental health facilities, $163 million to finance capital projects for student dormitories at State educational institutions, and $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran's nursing home, and $2.8 billion in state personal income tax revenue bonds to finance other capital programs.

         The total amount of State debt outstanding is projected to slighty decline from 5.54 percent of personal income in fiscal year 2004-05 to 5.52 percent in fiscal year 2005-06. Total debt outstanding is projected to increase from $40.7 billion in 2004-05 to $42.6 billion in 2005-06. Total debt service costs as a percent of all receipts is estimated to be 3.60 percent in fiscal year 2005-2006.

     As of June 8, 2005, Fitch, Moody's, and Standard & Poor's rated the State's outstanding general obligation bonds A1 and AA, respectively. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.

     STATE RETIREMENT SYSTEMS. The New York State and Local Retirement Systems ("Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are 33 percent of the membership during the 2003-04 fiscal year. There were 2,835 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities. As of March 31, 2004, 641,721 persons were members and 328,355 pensioners and beneficiaries were receiving benefits. The State Constitution consid-
ers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The net assets available for benefits as of March 31, 2004 were $120.8 billion (including $1.4 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of April 1, 2004 was $140.2 billion (including $52.8 billion for current retirees and beneficiaries). Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

     LITIGATION. The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced 2005-2006 Financial Plan. The State believes that the proposed 2005-2006 Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential 2005-06 Financial Plan resources set aside for judgments, and could consequently negatively affect the States ability to maintain a balanced 2005-06 Financial Plan. Included in this litigation are the following matters, although not exhaustive of all pending matters:

     In CAMPAIGN FOR FISCAL EQUITY, INC., ET AL. v. STATE, ET AL., plaintiffs claimed that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution. By a decision dated June 26, 2003, the New York State Court of Appeals held that the evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education, and remitted the case to the trial court for further proceedings in accordance with its decision. In August 2004, the Supreme Court, New York County, referred this case to a panel of three referees to make recommendations as to how the State should satisfy the Court of Appeals holding. On November 30, 2004, the panel recommended that the State pay New York City Schools a total of $14.1 billion over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements.

     In ONEIDA INDIAN NATION OF NEW YORK ET AL. V. COUNTY OF ONEIDA, plaintiff claimed that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795. On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band, or the New York Brothertown.

     In FREEDOM HOLDINGS INC. ET AL. V. SPITZER ET ANO., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds, and plaintiffs currently are seeking preliminary injunctive relief.

     In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of statutes relating to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. The law requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff's original complaint but also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals.

     In NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. Plaintiffs' have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

     Significant litigation also includes other ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties and statutory challenges concerning the reimbursement methodology involving Medicaid payment.

     AUTHORITIES: GENERAL. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities ("Authorities"), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of all the Authorities was $120.4 billion.

     Public authorities generally pay their operating expenses and debt service costs by revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     METROPOLITAN TRANSPORTATION AUTHORITY ("MTA"). In February 2005, the MTA released an update to the MTA financial plan for the years 2005-2008 and the 2005 MTA Adopted Budget for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in New York City and the surrounding area. It is expected that the plan will enable all such entities to maintain their respective operations on a self-sustaining basis through 2005 with a closing cash balance estimated at $56 million in 2005 and anticipated budget gaps of $607 million in 2006, $689 million in 2007 and $991 million in 2008. The MTA also issued a final budget estimate for 2004, which estimates a $466 million year-end cash balance.

     On September 29, 2004, the MTA Board approved a $27.791 billion capital program for the 2005-2009 period. The Capital Program Review Board ("CPRB") reviewed the transit and commuter rail portions of the program on October 1, 2004, but disapproved the submission on December 21, 2004 in order to allow time for funding issues related to the proposal to be resolved. The 2005-2006 State Budget provides for additional tax revenues for the MTA that allowed the MTA to advance a revised five-year plan totaling $21.145 billion. The CPRB will need to approve the transit and commuter rail portions of the revised plan before all of the work outlined in the plan can continue. The revised 2005-2009 Capital Program assumes the issuance of an estimated $4.2 billion in new money MTA bonds. It is projected that the remainder of the plan will be financed with assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that the CPRB will approve the revised five-year plan. In addition, when a final plan is adopted there is no guarantee that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the CPRB may amend the 2005-2009 Capital Program from time to time due to the level of available funding. If the 2005-2009 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

     NEW YORK CITY. The fiscal health of the State also may be impacted by the fiscal health of its localities, particularly the City of New York ("City"). For its normal operations, the City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline, or interim appropriations enacted, or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     For each of the 1981 through 2004 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). The City has been required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     NEW YORK CITY FINANCIAL PLAN. On January 27, 2005, the City released a modification to its financial plan for 2005-09 ("January Financial Plan"). The January Financial Plan projected revenues and expenditures for the 2005 and 2006 fiscal years, are balanced, in accordance with GAAP, and projects gaps of $3.7 billion, $3.6 billion and $3.2 billion for fiscal years 2007, 2008 and 2009, respectively. The 2006-2009 financial plan's projections for total revenues for each of these gap outyears is approximately $48.4 billion, $50.1 billion and $52 billion.

     On May 5, 2005, the Mayor issued the Executive budget for fiscal year 2006 and an updated four-year financial plan for 2006 through 2009. The City projects a balanced budget for the 2006 fiscal year, a budget gap of $4.5 billion, $4.2 billion and $3.7 billion for fiscal years 2007, 2008 and 2009 respectively.

     New York City's economy continues to recover from the cyclical downturn which stifled growth at the beginning of the decade. Buttressed by several strong years of growth in the securities, tourism and residential housing markets, the City's economy continues to remain strong. Continued growth in jobs, particularly in the financial sector should continue to reinforce the City's economic recovery. However, there is still the risk that inflationary pressures will prompt a more aggressive approach by the Fed in regard to its monetary policy which might negatively impact the City's vital financial and real estate markets.

     NEW YORK CITY FINANCING PROGRAM. Implementation of the January Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2005 through 2009 projects $29.4 billion of long-term borrowing to support the City's current capital program. Unless bonding capacity of the New York City Transitional Finance Authority ("TFA") is increased, all but a very small portion of the financing will be implemented through General Obligation ("GO") bonds of the City and bonds of the New York City Municipal Water Finance Authority ("NYW" or the "Authority").

     It is expected that the City's total debt outstanding (excluding approximately $14 billion in debt of the New York City Municipal Water Finance Authority ("Water Authority")) for fiscal year 2005 will be approximately $50.7 billion, which equals 14.8% of total City personal income.

     The City's financial plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2005 through 2009 fiscal years; realization of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the plan and to take various other actions to assist the

City; the ability of City agencies to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     As of June 8, 2005, Moody's rated the City's outstanding general obligation bonds A2, Standard & Poor's rated such bonds A+ and Fitch rated such A+. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     In addition to borrowings related to capital projects, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, TFA, Dormitory Authority of the State of New York and TSASC.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     OTHER LOCALITIES. The State traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Certain localities, outside New York City, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the State, New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, also may adversely affect localities and necessitate State assistance.

     Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2003 fiscal year, the total indebtedness for all localities in the State other than New York City was approximately $29.7 billion.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

     The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

     The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     Securities of the same issuer may be purchased, held or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

     The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

     The Manager directed a portion of the New York Bond Fund's transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2006, such transactions and related underwriting concessions amounted to the following:

      FUND          TRANSACTION AMOUNT       UNDERWRITING CONCESSIONS

 New York Bond         $                            $

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the New York Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The New York Bond Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

     For the last two fiscal years ended March 31, the New York Bond Fund's portfolio turnover rates were as follows:

                  2005 . . . 12.96%    2006 . . .

     Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the New York Bond and New York Money Market Funds in October 1990, and were reorganized into the Trust in August 2006.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 in that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, is the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.

     A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

     The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31 if they are paid during the following January.

     If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2009, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the New York Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any Fund share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of that exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is a tax prefer-ence item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

                      TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Trusteeships held.

NON INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*             POSITION(S)  TERM OF          PRINCIPAL OCCUPATION(S) DURING          NUMMBER OF           OTHER
AND AGE                    HELD WITH    OFFICE** AND     PAST 5 YEARS                            PORTFOLIOS  IN FUND  DIRECTORSHIPS
                           FUND         LENGTH OF                                                COMPLEX OVERSEEN     HELD BY
                                        TIME SERVED                                              BY TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Barbara B. Dreeben (61)    Trustee     Trustee since    President, Postal Addvantage             Two registered          None
                                       January 1994     (7/92-present), which is a postal        investment companies
                                                        mail list management service.            consisting of 39 funds
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,           Trustee     Trustee since    Institute Analyst, Southwest Research    Two registered          None
Ph.D. (60)                             January 1997     Institute (3/02-present); Staff          investment companies
                                                        Analyst, Southwest Research Institute    consisting of 39 funds
                                                        (9/98-3/02), which focuses in the fields
                                                        of technological research.

------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr (60)   Trustee     Trustee since    President of Reimherr Business           Two registered          None
                                       January 2000     Consulting (5/95-present), which         investment companies
                                                        performs business valuations of large    consisting of 39 funds
                                                        companies to include the development
                                                        of annual business plans, budgets,
                                                        and internal financial reporting.
------------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks,           Trustee     Trustee since    Charles E and Sarah M Seay Regents       Two registered          None
Ph.D. (56)                             May 2000         Chair Professor of Finance, University   investment companies
                                                        of Texas at Austin (9/96-present).       consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker (63)     Trustee and Trustee since    Vice President, Beldon Roofing           Two registered          None
                           Chairman    January 1992     Company (7/85-present).                  investment companies
                           of the      Chair of Board                                            consisting of 39 funds
                           Board of    of the Trustees
                           Trustees    since February
                                       2005
====================================================================================================================================

* The address for each Non Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the director reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             LENGTH OF                                                   IN FUND COMPLEX
                                        TIME SERVED                                                 OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.         Trustee,        Trustee since   President and Chief Executive Officer,       Two registered       None
Claus (45)             President, and  February 2001   Trustee, and Chairman of the Board of        investment
                       Vice Chairman                   Trustees, USAA Investment Management         companies
                       of the Board of                 Company (IMCO) (12/04-present); President    consisting of
                       Trustees                        and Chief Executive Officer, Trustee,        44 funds
                                                       and Vice Chairman of the Board of Trustees,
                                                       IMCO (2/01-12/04); Senior Vice President
                                                       of Investment Sales and Service, IMCO
                                                       (7/00-2/01). Mr. Claus also serves as
                                                       President, Trustee, and Chairman of the
                                                       Board of Trustees of USAA Shareholder
                                                       Account Services (SAS). He also holds the
                                                       officer position of Senior Vice President
                                                       of the USAA Life Investment Trust, a
                                                       registered investment company offering five
                                                       individual funds.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson    Vice President   Vice President   Senior Vice President, Fixed Income        Two registered       None
(55)                                    since May 2002   Investments, IMCO (9/02-present); Vice     investment
                                                         President, Fixed Income Investments,       companies
                                                         IMCO (5/02-9/02); Vice President,          consisting of
                                                         Mutual Fund Portfolios, IMCO,(12/99-       44 funds
                                                         5/02). Mr. Gladson also holds the
                                                         officer position of Vice President
                                                         of the USAA Life Investment Trust, a
                                                         registered investment company offering
                                                         five individual funds.

====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester also holds      investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Trustee IMCO/FPS Finance, USAA (12/03-     companies
                                                         9/04); Executive Trustee FPS Finance,      consisting of
                                                         USAA (12/02-2/03); Trustee Strategic       39 funds
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-01/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and Treasurer
                                                         IMCO, SAS, FPS, and  FAI.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN
--------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04-present); Assistant Vice President,  investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting of
                                                         1/03). Ms. Smiley also holds the officer   44 funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Trustee, Mutual Fund Analysis &
                                                         Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life Investment Trust, a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2006, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: and Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Corporate Governance Committee held meetings five times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                                                                  USAA FUND
                             NEW YORK     NEW YORK MONEY           COMPLEX
                            BOND FUND      MARKET FUND              TOTAL
INTERESTED TRUSTEE

Christopher W. Claus         None            None             Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben           None            None             Over $100,000
Robert L. Mason              None            None             Over $100,000
Michael F. Reimherr          None            None             Over $100,000
Laura T. Starks              None            None             Over $100,000
Richard A. Zucker            None            None             Over $100,000

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2006.

      NAME                        AGGREGATE               TOTAL COMPENSATION
       OF                       COMPENSATION             FROM THE USAA FUNDS
    TRUSTEE                    FROM THE TRUST            AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus              None (a)                     None (a)

NON INTERESTED TRUSTEES

Barbara B. Dreeben                $                            $
Robert L. Mason                   $                            $
Michael F. Reimherr               $                            $
Laura T. Starks                   $                            $
Richard A. Zucker                 $                            $

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2006, THE USAA FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH TRUSTEE SERVED AS A TRUSTEE ON ALL OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCEPT FOR THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTED OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 2006, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The Trust knows of no one person who, as of April 30, 2006, held of record or owned beneficially 5% or more of either Fund's shares.


                              THE TRUST'S MANAGER

As described in the Prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

     Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2006, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntarily waiver at any time without prior notice to shareholders. IMCO has voluntarily agreed to limit the New York Money Market Fund's annual expenses to 0.60% of its ANA, and will reimburse the Fund for all expenses in excess of the limitations, excluding credits from fee offset arrangements.

     For the last three fiscal years ended March 31, management fees were as follows:

                                2004           2005           2006
New York Bond Fund            $526,656       $536,469
New York Money Market Fund    $310,048       $292,039

     Because the New York Money Market Fund's expenses exceeded IMCO's voluntary expense limitation, IMCO did not receive management fees to which it would have been entitled as follows:

                                2004           2005           2006
New York Money Market Fund    $ 37,534       $ 29,146

     The New York Bond Fund's management fee is based upon two components, a base fee and performance adjustment. The base fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This base fee is allocated between the Funds based on the relative net assets of each. The base fee is computed and paid at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. The performance adjustment for the New York Bond Fund increases or decreases the base fee depending upon the performance of the Fund relative to its relevant index. With respect to the New York Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the New York Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the New York Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the New York Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
 (IN BASIS POINTS) 1                           (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
      +/- 20 to 50                                           +/- 4
      +/- 51 to 100                                          +/- 5
   +/- 101 and greater                                       +/- 6


      1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1          2            3          4             5          6
Fund Performance (a)            6.80%      5.30%       4.30%      (7.55%)       (-5.20%)    (3.65%)
Index Performance (a)           4.75%      5.15%       4.70%      (8.50%)       (-3.75%)    (3.50%)
                               ------     ------      ------      -------       --------   --------
Over/Under Performance (b)     + 205        +15        - 40         + 95         - 145       - 15
Annual Adjustment Rate (b)       + 6          0          -4          + 5           - 6          0
Monthly Adjustment Rate (c)      .0049%      n/a       (.0033%)     .0041%      (.0049%)       n/a
Base Fee for Month            $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918    $ 221,918
Performance Adjustment           41,650           0     (28,050)     34,850     (41,650)          0
                              ----------------------------------------------------------------------
Monthly Fee                   $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268    $ 221,918
                              ======================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD
(B) IN BASIS POINTS
(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

     The New York Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the New York Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the New York Bond Fund and one-tenth of one percent (0.10%) for the New York Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                 2004        2005         2006
New York Bond Fund            $ 191,517   $ 192,201
New York Money Market Fund    $  83,577   $  78,372

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

                                             2005      2006
     New York Bond Fund                   $  6,351
     New York Money Market Fund           $  5,316

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholders services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2006.


NEW YORK BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager       Registered Investment Companies        Other Pooled Investment Vehicles              Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets     Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson       4*             $                    0                 $0                  0                  $0

* All four accounts managed by Mr. Gladson have advisory fees based on the performance of the account.


NEW YORK MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager       Registered Investment Companies         Other Pooled Investment Vehicles              Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets     Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
Anthony M. Era, Jr.        3*            $            *      0                 $0                  0                  $0

* Mr. Era manages no accounts that have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

These  portfolio  managers  provide  portfolio   management   services  only  to
investment companies in the USAA retail fund family and do not manage any private accounts of unregistered mutual funds.

     Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the Funds with the performance of the other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Programs written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

     In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the New York Funds can only be offered for sale to New York residents, as of the fiscal year ended March 31, 2006, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     * As disclosed in this SAI; and

     * As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, the New York Bond Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Trust and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

         The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term Notes.

         The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A. M. Best), represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

 AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

 A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

 BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

 AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

 AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

 AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

 A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

 BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

 aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

 aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

 a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

 bbb   Assigned to issues,  where the  issuer  has, in our opinion,  an adequate
       ability  to  meet  the   terms  of  the  obligation;  however,  is   more
       susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

 MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cashflows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

 MIG-2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

 MIG-3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

 SG       This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments  in   this  category   may  lack   sufficient  margins  of
          protection.

MOODY'S COMMERCIAL PAPER

 Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

              *  Leading market positions in well-established industries.

              *  High rates of return on funds employed.

              * Conservative capitalization structures with moderate reliance on debt and ample asset protection.

              * Broad margins in earning coverage of fixed financial charges and high internal cash generation.

              * Well-established access to a range of financial markets and assured sources of alternate liquidity.

 Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

 SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

 SP-2    Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

 A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

 A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

 F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

 F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

 F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that possesses  unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated  in this  category  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.

R-1 (middle)      Short-term  debt rated "R-1  (middle)"  is of superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1 (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)         Short-term  debt rated "R-2" is of adequate credit quality and within the three subset grades,  debt  protection  ranges from having  reasonable  ability for timely  repayment  to a level, which is considered only just adequate. The liquidity and debt ratios  of  entities  in the "R-2"  classification  are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios  in  these  areas.  Alternative  sources  of  liquidity
                  support  are  considered   satisfactory;   however,  even  the
                  strongest  liquidity  support will not improve the  commercial paper  rating  of the  issuer.  The  size  of the  entity  may restrict its  flexibility,  and its  relative  position in the industry  is not  typically  as  strong  as an  "R-1  credit."
                  Profitability  trends, past and future, may be less favorable,
                  earnings  not  as  stable,   and  there  are  often   negative
                  qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)         Short-term  debt rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment ranges from mildly  speculative  to doubtful.  "R-3"  credits tend to have weak liquidity and  debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature, companies  with "R-3" ratings would normally have very limited access to  alternative  sources of liquidity.  Earnings  would
                  typically  be  very   unstable,   and  the  level  of  overall
                  profitability  of the  entity is also  likely  to be low.  The
                  industry   environment   may  be  weak,  and  strong  negative
                  qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

17005-0806

                                     Part B

                   Statement of Additional Information for the
             Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term
                      Fund, Tax Exempt Short-Term Fund,and
                          Tax Exempt Money Market Fund

                               is included herein

[USAA      USAA MUTUAL                                  STATEMENT OF
EAGLE      FUNDS TRUST                                  ADDITIONAL INFORMATION
LOGO (R)]                                               AUGUST 1, 2006


          TAX EXEMPT LONG-TERM FUND, TAX EXEMPT INTERMEDIATE-TERM FUND, TAX EXEMPT SHORT-TERM FUND, AND TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS, TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, four of which are described in this Statement of Additional Information (SAI): the Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Short-Term Fund, and Tax Exempt Money Market Fund (collectively, the Funds). Each Fund is classified as diversified and has a common investment objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity.

     You may obtain a free copy of the prospectus dated August 1, 2006, for the Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

     The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2006, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
Page

2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
4        Investment Plans
5        Investment Policies
13       Investment Restrictions
14       Portfolio Transactions
15       Fund History and Description of Shares
16       Tax Considerations
18       Trustees and Officers of the Trust
25       The Trust's Manager
28       Portfolio Manager Disclosure
30       Portfolio Holdings Disclosure
31       General Information
31       Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The investments of the TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM, AND TAX EXEMPT SHORT-TERM FUNDS are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustee. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager fair value using valuation procedures approved by the Board of Trustee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     The value of the TAX EXEMPT MONEY MARKET FUND'S securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Tax Exempt Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Tax Exempt Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustee. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Fund or Tax Exempt Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of either Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of an account in either the Short-Term Fund or Tax Exempt Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserves the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Tax Exempt Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfers from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an    income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided pro-fits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of a Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Long-Term Fund, the Intermediate-Term Fund, and the Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of these Funds' investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Tax Exempt Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

Each Fund's (other than the Tax-Exempt Money Market Fund's) assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of each Fund (except for the Tax-Exempt Money Market Fund), the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ILLIQUID SECURITIES

Up to 15% of each of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' net assets and up to 10% of the Tax Exempt Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     In the case of the Tax Exempt Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Long-Term, Intermediate-Term, and Short-Term Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Tax Exempt Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a com mercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian or special "tri-party" custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Tax Exempt Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

Each Fund (other than the Tax Exempt Money Market Fund) may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). A Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of each Fund's (except the Tax Exempt Money Market Fund's) net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Funds will seek to buy these securities at attractive values and yields that more than compensate the Funds for the securities' price volatility.

FUTURES CONTRACTS

Each Fund (other than the Tax Exempt Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting mar gin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

Each Fund (other than the Tax-Exempt Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

     Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option on futures or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (other than the Tax-Exempt Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     Each Fund (other than the Tax-Exempt Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Under the restrictions, each Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder an any applicable relief.

     (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities, except as  permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Bond Funds from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

     Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Each Fund:

     (1) may not invest more than 15% (10% with respect to the Tax Exempt Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

     (2) may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

         The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

     The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     Securities of the same issuer may be purchased, held or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

     The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

     The Manager directed a portion of the Funds' transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2006, such transactions and related underwriting concessions amounted to the following:

    FUND                      TRANSACTION AMOUNT       UNDERWRITING CONCESSIONS

Tax Exempt Long-Term              $                            $
Tax Exempt Intermediate-Term      $                            $
Tax Exempt Short-Term             $                            $

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Long-Term, Intermediate-Term, and Short-Term Funds' portfolios appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Each of the Funds (except the Tax Exempt Money Market Fund) may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

     For the last two fiscal years ended March 31, the Funds' portfolio turnover rates were as follows:

           FUND                         2005                2006

       Tax Exempt Long-Term            17.02%
       Tax Exempt Intermediate-Term    20.83%
       Tax Exempt Short-Term            7.75%

     Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, four of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the Long-Term, Intermediate-Term, and Short-Term Funds in March 1982 and began offering shares of the Tax Exempt Money Market Fund in February 1984, and were reorganized into the Trust in August 2006.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.

     A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

     The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31 if they are paid during the following January.

     If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2009, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

     All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, or Tax Exempt Short-Term Funds should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any Fund share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of that exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings
(ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

STATE AND LOCAL TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                      TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Directorships held.

NON INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*             POSITION(S)  TERM OF          PRINCIPAL OCCUPATION(S) DURING          NUMBER OF            OTHER
AND AGE                    HELD WITH    OFFICE** AND     PAST 5 YEARS                            PORTFOLIOS IN FUND   DIRECTORSHIPS
                           FUND         LENGTH OF                                                COMPLEX OVERSEEN     HELD BY
                                        TIME SERVED                                              BY TRUSTEE           TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Barbara B. Dreeben (61)     Trustee     Trustee since   President, Postal Addvantage            One registered          None
                                        January 1994    (7/92-present), which is a postal       investment companies
                                                        mail list management service.           consisting of 39 funds
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason,            Trustee     Trustee since   Institute Analyst, Southwest Research   One registered          None
Ph.D. (60)                              January 1997    Institute (3/02-present); Staff         investment companies
                                                        Analyst, Southwest Research Institute   consisting of 39 funds
                                                        (9/98-3/02), which focuses in the
                                                        fields of technological research.
------------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr (60)    Trustee     Trustee since   President of Reimherr Business          One registered          None
                                        January 2000    Consulting (5/95-present), which        investment companies
                                                        performs business valuations of large   consisting of 39 funds
                                                        companies to include the development
                                                        of annual business plans, budgets,
                                                        and internal financial reporting.
------------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks,           Trustee      Trustee since   Charles E and Sarah M Seay Regents      One registered          None
Ph.D. (56)                              May 2000        Chair Professor of Finance, University  investment companies
                                                        of Texas at Austin (9/96-present).      consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker (63)     Trustee and  Trustee since   Vice President, Beldon Roofing          One registered          None
                           Chairman of  January 1992    Company (7/85-present).                 investment companies
                           the Board of Chair of Board                                          consisting of 39 funds
                           Trustees     of Trustees
                                        since February
                                        2005
====================================================================================================================================

* The address for each Non Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustee and officers of the Trust are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             LENGTH OF                                                   IN FUND COMPLEX
                                        TIME SERVED                                                 OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.         Trustee,        Trustee since   President and Chief Executive Officer,      Two registered       None
Claus (45)             President, and  February 2001   Trustee, and Chairman of the Board of       investment
                       Vice Chairman                   Trustees, USAA Investment Management        companies
                       of the Board of                 Company (IMCO) (12/04-present); President   consisting of
                       Trustees                        and Chief Executive Officer, Trustee,       44 funds
                                                       and Vice Chairman of the Board of Trustees,
                                                       IMCO (2/01-12/04); Senior Vice President
                                                       of Investment Sales and Service, IMCO
                                                       (7/00-2/01). Mr. Claus also serves as
                                                       President, Trustee, and Chairman of the
                                                       Board of Trustees of USAA Shareholder
                                                       Account Services (SAS). He also holds the
                                                       officer position of Senior Vice President
                                                       of the USAA Life Investment Trust, a
                                                       registered investment company offering five
                                                       individual funds.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson    Vice President   Vice President   Senior Vice President, Fixed Income        Two registered       None
(55)                                    since May 2002   Investments, IMCO (9/02-present); Vice     investment
                                                         President, Fixed Income Investments,       companies
                                                         IMCO (5/02-9/02); Vice President,          consisting of
                                                         Mutual Fund Portfolios, IMCO,(12/99-       44 funds
                                                         5/02). Mr. Gladson also holds the
                                                         officer position  of Vice President
                                                         of the USAA Life Investment Trust, a
                                                         registered investment company offering
                                                         five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester also holds      investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting
                                                         a registered investment company offering   of 44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting
                                                         President, Securities Counsel, USAA        of 44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Trustee IMCO/FPS Finance, USAA (12/03-    companies
                                                         9/04); Executive Trustee FPS Finance,     consisting of
                                                         USAA (2/03-12/03); Trustee FPS Finance,   39 funds
                                                         USAA (12/02-2/03); Trustee Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and Treasurer of
                                                         IMCO, SAS, FPS, and  FAI.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

--------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04-present); Assistant Vice President,  investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting
                                                         1/03). Ms. Smiley also holds the officer   of 44 funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02);               of 44 funds
                                                         Executive Trustee, Mutual Fund Analysis
                                                         & Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life Investment Trust, a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2006, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Corporate Governance Committee held meetings five times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.


                          TAX EXEMPT    TAX EXEMPT INTERMEDIATE-   TAX EXEMPT
                         LONG-TERM FUND       TERM FUND         SHORT-TERM FUND
INTERESTED TRUSTEE
Christopher W. Claus         None           Over $100,000     $10,001 - $50,000

NON INTERESTED TRISTEES
Barbara B. Dreeben           None           Over $100,000             None
Robert L. Mason          $10,001-$50,000       None                   None
Michael F. Reimherr          None           $10,001-$50,000           None
Laura T. Starks              None              None                   None
Richard A. Zucker        Over $100,000         None                   None

                                                       USAA FUND
                              TAX-EXEMPT                COMPLEX
                          MONEY MARKET FUND              TOTAL

INTERESTED TRUSTEE
Christopher W. Claus        Over $100,000            Over $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben            None                   Over $100,000
Robert L. Mason               None                   Over $100,000
Michael F. Reimherr           None                   Over $100,000
Laura T. Starks               None                   Over $100,000
Richard A. Zucker             None                   Over $100,000

         The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2006.

      NAME                   AGGREGATE             TOTAL COMPENSATION
       OF                   COMPENSATION          FROM THE USAA FUNDS
    TRUSTEE               FROM THE TRUST          AND FUND COMPLEX (B)

INTERESTED TRUSTEE
Christopher W. Claus            None (a)                 None (a)

NON INTERESTED TRUSTEES
Barbara B. Dreeben              $                        $
Robert L. Mason                 $                        $
Michael F. Reimherr             $                        $
Laura T. Starks                 $                        $
Richard A. Zucker               $                        $

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2006, THE USAA FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH TRUSTEE SERVED AS A TRUSTEE ON ALL OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCEPT FOR THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTED OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 2006, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of April 30, 2006, USAA and its affiliates (including related employee benefit plans) owned 2,293,000 shares (1.1%) of the Tax Exempt Intermediate-Term Fund, and no shares of the Tax Exempt Long-Term, Tax Exempt Short-Term, and Tax Exempt Money Market Funds.

     The following table identifies all persons, who as of April 30, 2006, held of record or owned beneficially 5% or more of any of the Funds' shares.

                                NAME AND ADDRESS
   TITLE OF CLASS             OF BENEFICIAL OWNER         PERCENT OF CLASS

   Tax Exempt Short-Term       Robert M Kommerstad               7.4%
   Fund                       Lila M Kommerstad
                          Trst Kommerstad Family Trust
                                 Dated 5/16/88
                                  218 Deodar Ln
                             Bradbury, CA 91010-1011

                               THE TRUST'S MANAGER

As described in the prospectus, IMCO is the Manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

     Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntarily waiver at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, the Trust paid IMCO the following fees:

FUND                             2004           2005               2006

Tax Exempt Long-Term            $7,587,074    $7,602,281
Tax Exempt Intermediate-Term    $7,635,281    $8,545,013
Tax Exempt Short-Term           $4,340,727    $4,395,982
Tax Exempt Money Market         $5,455,587    $5,200,949

         The Funds' management fees, except for the Tax Exempt Money Market Fund, are based upon two components, a base fee and a performance adjustment. The base fee is computed and paid at twenty-eight one-hundredths of one percent (.28%) of average net assets and a performance adjustment increases or decreases the base fee depending upon the performance of a Fund relative to its relevant index. The Long-Term Fund's performance will be measured relative to that of the Lipper General Municipal Debt Fund Index, the Intermediate-Term Fund's performance will be measured relative to that of the Lipper Intermediate Municipal Debt Fund Index,and the Short-Term Fund's performance will be measured relative to that of the Lipper Short Municipal Debt Fund Index. With respect to the Tax Exempt Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of a Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

         The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                                 LONG-TERM FUND
                        TAX EXEMPT INTERMEDIATE-TERM FUND
                           TAX EXEMPT SHORT-TERM FUND

         OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX          (IN BASIS POINTS AS A PERCENTAGE
         (IN BASIS POINTS) 1        OF A FUND'S AVERAGE NET ASSETS)

            +/- 20 to 50                         +/- 4
            +/- 51 to 100                        +/- 5
            +/- 101 and greater                  +/- 6

     1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

         For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:


                                                   EXAMPLES
                                1            2             3             4           5            6
Fund Performance (a)           6.80%        5.30%        4.30%        (7.55%)    (-5.20%)      (3.65%)
Index Performance (a)          4.75%        5.15%        4.70%        (8.50%)    (-3.75%)      (3.50%)
                               -----        -----        -----         -----      ------        -----
Over/Under Performance (b)    + 205          +15          - 40         + 95       - 145          - 15
Annual Adjustment Rate (b)      + 6            0            -4          + 5         - 6             0
Monthly Adjustment Rate (c)     .0049%          n/a      (.0033%)      .0041%      (.0049%)        n/a
Base Fee for Month           $ 221,918    $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918
Performance Adjustment          41,650        0          (28,050)      34,850      (41,650)           0
                             ---------------------------------------------------------------------------
Monthly Fee                  $ 263,568    $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
                             ===========================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD
(B) IN BASIS POINTS
(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

     Each of the Long-Term, Intermediate-Term, and Short-Term Funds measures it a investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the General Municipal Debt Fund Index, the Intermediate Municipal Debt Fund Index, and the Short Municipal

Debt Fund Index. Because the adjustment to the base fee is based upon each Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Long-Term Fund, Intermediate-Term Fund, and Short-Term Fund and one-tenth of one percent (0.10%) for the Tax Exempt Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

         FUND                   2004             2005            2006

Tax Exempt Long-Term          $3,360,410      $3,365,510
Tax Exempt Intermediate-Term  $3,909,013      $3,938,564
Tax Exempt Short-Term         $2,006,619      $2,015,900
Tax Exempt Money Market       $1,948,424      $1,857,482

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Directors has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

       FUND                                   2005               2006

     Tax Exempt Long-Term Fund             $  48,666
     Tax Exempt Intermediate-Term Fund     $  56,168
     Tax Exempt Short-Term Fund            $  21,508
     Tax Exempt Money Market Fund          $  40,433

CODES OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the respective Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The  Trust  has  an  agreement  with  IMCO  for  exclusive   underwriting  and
distribution of the Funds' shares on a continuing best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholders services to their clients who hold Fund shares.

                        PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2006.

TAX EXEMPT LONG-TERM FUND

Portfolio Manager   Registered Investment Companies    Other Pooled Investment Vehicles            Other Accounts
                  Number of accounts    Total assets  Number of accounts    Total assets Number of accounts   Total assets
==========================================================================================================================
Robert Pariseau         4*            $3,746,787,000         0                $0             0                $0

* All four of the accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.

TAX EXEMPT INTERMEDIATE-TERM FUND

Portfolio Manager   Registered Investment Companies    Other Pooled Investment Vehicles            Other Accounts
                  Number of accounts    Total assets  Number of accounts    Total assets Number of accounts   Total assets
==========================================================================================================================
Clifford Gladson         4*          $4,297,699,999           0               $0               0              $0
Regina Shafer            4**         $4,614,442,000           0               $0               0              $0

* All four of the accounts managed by Mr. Gladson have advisory fees based on the performance of the account.

** Two of the four accounts with total assets of $3,979,615,000 have advisory fees based on the performance of the account.

                                       28

TAX EXEMPT SHORT-TERM FUND

Portfolio Manager   Registered Investment Companies    Other Pooled Investment Vehicles            Other Accounts
                  Number of accounts    Total assets  Number of accounts    Total assets Number of accounts   Total assets
==========================================================================================================================
Clifford Gladson         4*          $4,297,699,000           0               $0               0              $0
Regina Shafer            4**         $4,614,442,000           0               $0               0              $0

* All four of the accounts managed by Mr. Gladson have advisory fees based on the performance of the account.

** Two of the four accounts with total assets of $3,979,615,000 have advisory fees based on the performance of the account.

TAX EXEMPT MONEY MARKET FUND

Portfolio Manager   Registered Investment Companies    Other Pooled Investment Vehicles            Other Accounts
                  Number of accounts    Total assets  Number of accounts    Total assets Number of accounts   Total assets
==========================================================================================================================
Anthony Era              3*          $2,098,202,000           0               $0                0             $0

* Mr. Era manages no accounts that have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

     In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

As of the fiscal year ended March 31, 2006, the Funds' portfolio managers beneficially owned securities of the Fund they managed in the following dollar range:

 PORTFOLIO MANAGER            FUND                          DOLLAR RANGE

 Robert Pariseau   Tax Exempt Long-Term Fund              $100,001 - $500,000
 Clifford Gladson  Tax Exempt Intermediate-Term Fund      Over $1,000,000
                   Tax Exempt Short-Term Fund             Over $1,000,000
 Regina Shafer     Tax Exempt Intermediate-Term Fund      $50,001 - $100,000
                   Tax Exempt Short-Term Fund             $100,001 - $500,000
 Anthony Era       Tax Exempt Money Market Fund           $100,001 - $500,000

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     * As disclosed in this SAI; and

     * As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determina tions made by the CCO, Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, the Long-Term, Intermediate-Term, and Short-Term Funds intend to post their top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Trust and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

         The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

         The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM A THROUGH CAA. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to fore seeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

 AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

 AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

 A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

 BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa      Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is affordable by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         *    Leading market positions in well-established industries.
         *    High rates of return on funds employed.
         * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)    Short-term  debt  rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity  that  possesses  unquestioned ability to repay current  liabilities  as they fall due.  Entities
              rated  in  this  category   normally   maintain  strong  liquidity
              positions,  conservative debt levels and  profitability,  which is both stable and above average. Companies achieving an "R-1 (high)"
              rating  are  normally  leaders  in  structurally   sound  industry
              segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)     Short-term  debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades, debt protection ranges from having reasonable  ability  for  timely  repayment  to a level,  which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)     Short-term debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liq-uidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

06052-0806

                                     Part B

                   Statement of Additional Information for the
                           Total Return Strategy Fund

                               is included herein

[USAA EAGLE LOGO (R)]USAA MUTUAL                       STATEMENT OF
                     FUNDS TRUST                       ADDITIONAL INFORMATION
                                                       AUGUST 1, 2006

                          TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

     USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, one of which is described in this statement of additional information (SAI): the Total Return Strategy Fund (the Fund). The Fund is classified as nondiversified.

     You may obtain a free copy of the prospectus dated August 1, 2006, for the Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund's prospectus.

     The financial statements of the Fund and the Independent Registered Public Accounting Firm's Report thereon for the fiscal period ended December 31, 2005, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
PAGE
2         Valuation of Securities
2         Conditions of Purchase and Redemption
3         Additional Information Regarding Redemption of Shares
3         Investment Plans
5         Investment Policies
11        Investment Restrictions
12        Portfolio Transactions and Brokerage Commissions
14        Fund History and Description of Shares
15        Tax Considerations
16        Trustees and Officers of the Trust
22        The Trust's Manager
26        Portfolio Manager Disclosure
29        Portfolio Holdings Disclosure
30        General Information
30        Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of the Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     The Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The value of securities of the Fund is determined by one or more of the following methods:

     Equity securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by the Manager at fair value by us using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $250 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

          For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Fund. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDs - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

          Each redemption of shares of the Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust.

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in the Fund's prospectus describe the fundamental investment objective and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

EXCHANGE-TRADED FUNDS (ETFS)

The Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     The Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the dollar weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

PUT BONDS

The Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

The Fund may invest in securities, which provide the right to sell the securities at face value on either that day or within the rate reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

DERIVATIVES

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of The Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed without approval by the lesser of
(1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities.

     The Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

     (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities, except  as permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including future contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including future contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that not related to physical commodities.

     (7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to the Fund's concentration policy as described, the Manager uses various recognized industry classifications services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere. In addition, the Manager may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

     The Fund will have no  obligation  to deal  with any  particular  broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund or the Manager are reasonable and fair. The Trust's Board of Trustees has authorized the Manager for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager (or any entity or person associated with the Manager) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager in connection with such underwritings. In addition, for underwritings where the Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

     In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

     In return for such services, the Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution.

     To the extent permitted by applicable law, and in all instances subject to the Fund's policies regarding best execution, the Manager may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

BROKERAGE COMMISSIONS

During the fiscal period ended December 31, 2005, the Fund paid $201,901 in brokerage commissions.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager deems changes in the Fund's portfolio appropriate in view of its investment objective. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. The Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

     For the fiscal period ended December 31, 2005, the Fund's portfolio turnover rate was 443.18%. Portfolio turnover may vary significantly from year to year due to a variety of factors, including, but not limited to, structuring volumes of shareholder purchase and redemption orders, market conditions, and changes in the manager's investment outlook.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, one of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

         The Fund is a series of the Trust and is nondiversified. The Trust began offering shares of the Fund in August 2006. The Fund formerly was a series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the Total Strategy Fund on January 24, 2005, and were reorganized into the Trust in August 2006.

         The Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of the Fund represents an equal proportionate interest in the Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to the Fund when declared by the Board. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

         Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circum-stances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

         Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shareholders of the Fund might have the power to elect all of the Trustees of the Trust because the Fund has a majority of the total outstanding shares of the Trust. When issued, the Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUND

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, the Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it continues to qualify as a regulated investment company.

     To qualify for treatment as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year and (3) any prior income and gains not distributed. The Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.

     The Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

     Code section 1092 (dealing with straddles) also may affect the taxation of certain options and futures in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

     If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees  consists  of six  Trustees  who  supervise  the  business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's shareholders. The Board of Trustees periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund's service providers, including IMCO and its affiliates.

     Set forth below are the Non-Interested Trustees, the Interested Trustee, and officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING                NUMBER OF              OTHER
AND AGE              HELD WITH    OFFICE**AND     PAST 5 YEARS                                  PORTFOLIOS             DIRECTORSHIPS
                     FUND         LENGTH OF                                                     IN FUND COMPLEX        HELD BY
                                  TIME SERVED                                                   OVERSEEN BY            TRUSTEE
                                                                                                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Barbara B. Dreeben   Trustee      Trustee since   President, Postal Addvantage                  One registered         None
(61)                              January 1994    (7/92-present), which is a postal             investment companies
                                                  mail list management service.                 consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason,     Trustee      Trustee since   Institute Analyst, Southwest Research         One registered         None
Ph.D. (60)                        January 1997    Institute (3/02-present); Staff               investment companies
                                                  Analyst, Southwest Research Institute         consisting of 39 funds
                                                  (9/98-3/02), which focuses in the fields
                                                  of technological research.
------------------------------------------------------------------------------------------------------------------------------------

Michael F. Reimherr  Trustee      Trustee since   President of Reimherr Business Consulting     One registered         None
(60)                              January 2000    (5/95-present), which performs business       investment companies
                                                  valuations of large companies to include      consisting of 39 funds
                                                  the development of annual business plans,
                                                  budgets, and internal financial reporting.

------------------------------------------------------------------------------------------------------------------------------------

Laura T. Starks,     Trustee      Trustee since   Charles E and Sarah M Seay Regents Chair      One registered         None
Ph.D. (56)                        May 2000        Professor of Finance, University of Texas     investment companies
                                                  at Austin (9/96-present).                     consisting of 39 funds

------------------------------------------------------------------------------------------------------------------------------------

Richard A. Zucker    Trustee and  Trustee since   Vice President, Beldon Roofing Company        One registered         None
(63)                 Chairman of  January 1992    (7/85-present).                               investment companies
                     the Board of Chair of Board                                                consisting of 39 funds
                     Trustees     of Trustees since
                                  February 2005
====================================================================================================================================

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

 INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.       Trustee,        Trustee since   President and Chief Executive Officer,         Two registered     None
Claus (45)           President, and  February 2001   Director, and Chairman of the Board of         investment
                     Vice Chairman                   Directors, USAA Investment Management Company  companies
                     of the Board                    (IMCO) (12/04-present); President and Chief    consisting of
                     of Trustees                     Executive Officer, Director and Vice Chairman  44 funds
                                                     of the Board of Directors, IMCO (2/01-12/04);
                                                     Senior Vice President of Investment Sales
                                                     and Service, IMCO (7/00-2/01). Mr. Claus also
                                                     serves as President, Director, and Chairman of
                                                     the Board of Directors of USAA Shareholder
                                                     Account Services (SAS). He also holds the
                                                     officer position of Senior  Vice President of
                                                     the USAA Life Investment Trust, a  registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson  Vice President  Vice President   Senior Vice President, Fixed Income           Two registered     None
(55)                                 since May 2002   Investments, IMCO (9/02-present); Vice        investment compa-
                                                      President, Fixed Income Investments,          nies consisting of
                                                      IMCO (5/02-9/02); Vice President,              44 funds
                                                      Mutual Fund Portfolios, IMCO, (12/99-5/02).
                                                      Mr. Gladson also holds the officer position
                                                      of Vice President of the USAA Life Invest-
                                                      ment Trust, a registered investment company
                                                      offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================

NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------

Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester  also holds     investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice  President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Director IMCO/FPS Finance, USAA (12/03-    companies
                                                         9/04); Executive Director FPS Finance,     consisting of
                                                         USAA (2/03-12/03); Director FPS Finance,   44 funds
                                                         USAA (12/02-2/03); Director Strategic
                                                         Financial Analysis, IMCO (1/01-12/02.
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and  Treasurer
                                                         IMCO, SAS, FPS, and  FAI; and Treasurer of
                                                         the USAA Life Investment Trust, a registered
                                                         investment company offering five individual
                                                         funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

------------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04- present); Assistant Vice President, investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting of 44
                                                         1/03). Ms. Smiley also holds the officer   funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Director, Mutual Fund Analysis &
                                                         Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA  Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life  Investment  Trust,  a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent fiscal period ended December 31, 2005, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent fiscal period ended December 31, 2005, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the funds' most recent fiscal period ended December 31, 2005, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. during the funds' most recent fiscal period ended December 31, 2005, the Corporate Governance Committee held meetings six times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                              TOTAL RETURN         USAA FUND
                               STRATEGY             COMPLEX
                                 FUND                TOTAL
INTERESTED TRUSTEE
Christopher W. Claus         $10,001-$50,000       Over $100,000

NON-INTERESTED TRUSTEES
Barbara B. Dreeben               None             Over $100,000
Robert L. Mason              $1-$10,000           Over $100,000
Michael F. Reimherr              None             Over $100,000
Laura T. Starks                  None             Over $100,000
Richard A. Zucker                None             Over $100,000

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal period ended December 31, 2005.

     NAME                          AGGREGATE           TOTAL COMPENSATION
      OF                         COMPENSATION         FROM THE USAA FUNDS
    TRUSTEE                      FROM THE TRUST        AND FUND COMPLEX (B)

INTERESTED TRUSTEE
Christopher W. Claus                None (a)               None (a)

NON-INTERESTED TRUSTEES
Barbara B. Dreeben                  $ 17,563               $ 70,250
Robert L. Mason Ph.D.               $ 17,938               $ 71,750
Michael F. Reimherr                 $ 16,438               $ 65,750
Laura T. Starks Ph.D.               $ 16,438               $ 65,750
Richard A. Zucker                   $ 19,438               $ 77,750


  (a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

  (b) At December 31, 2005, the USAA Fund Complex consisted of five registered investment companies offering 44 individual funds. Each non-interested Trustee served as a Trustee or Director on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consisted of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager. As of April 30, 2006, the Officers and Trustees of the Trust and their families as a group owned beneficially or of records less than 1% of the outstanding shares of the Trust.

     As of April 30, 2006, USAA and its affiliates owned 2,500,000 shares (10.3%) of the Fund.

     The Trust knows of no one person who, as of April 30, 2006, held of record or owned beneficially 5% or more of either Fund's shares.

                               THE TRUST'S MANAGER

As described in the Fund's prospectus, IMCO is the Manager and investment adviser for the Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Fund pursuant to an Advisory Agreement (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund.

     For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2008, and will continue in effect from year to year thereafter for the Fund as long as its is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. In addition to any amounts otherwise payable to the Manager as an advisory fee for current services under the Advisory Agreement, the Company shall be obligated to pay the Manager all amounts previously waived by the Manager with respect to the Fund, provided that such additional payments are made not later than three years from January 7, 2005, and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed 1.00% of the average net assets of the Fund. The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's ANA, and will reimburse the Fund for all expenses in excess of such limitation. This agreement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

     The management fees of the Fund is based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of 0.65% of average net assets and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of a Fund relative to the Lipper Flexible Portfolio Funds Index.

     For the fiscal period ended December 31, 2005, management fees were $903,566.

     As a result of the Fund's actual expenses exceeding an expense limitation, the Manager did not receive $298,325 of fees to which it would have been entitled.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending January 31, 2006, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

   OVER/UNDER PERFORMANCE RELATIVE TO INDEX       ANNUAL ADJUSTMENT RATE
               (IN BASIS POINTS) 1            (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS)

             +/- 100 to 400                              +/- 4
             +/- 401 to 700                              +/- 5
             +/- 701 and greater                         +/- 6

          1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that an equity fund with average net assets of $300 million has a base fee of 0.75 of 1% (75 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $250 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                     EXAMPLES

                               1            2           3           4           5          6
Fund Performance (a)        12.80%       15.02%       6.75%     (12.25%)    (10.07%)    (8.17%)
Index Performance (a)        8.75%       18.29%       6.28%     (19.87%)     (5.45%)    (7.98%)
                            -----        -----        ----      -------      ------     ------
Over/Under Performance (b)  + 405        - 327        + 47       + 762         - 462      - 19
Annual Adjustment Rate (b)    + 5           -4           0         + 6           - 5         0
Monthly Adjustment Rate (c)   .0041%    (.0033%)       n/a        .0049%     (.0041%)      n/a
Base Fee for Month          $187,500    $187,500     $187,500   $187,500    $187,500    $187,500
Performance Adjustment        10,250     (8,250)            0     12,250     (10,250)          0
                            --------------------------------------------------------------------
Monthly Fee                 $197,750    $179,250     $187,500   $199,750    $177,250    $187,500
                            --------------------------------------------------------------------
                            --------------------------------------------------------------------

(a) Average annual  performance  over a 36-month  period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     The Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective January 7, 2005, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Fund's operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrange-ments with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for the Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the fiscal period ended December 31, 2005, the Trust paid IMCO the following administration and servicing fee: $208,515.

CODE OF ETHICS

The Fund and the Manager each have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint Code of Ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

     While the officers and employees of the Manager, as well as those of the Fund, may engage in personal securities transactions, there are certain restrictions in the procedures in the Code of Ethics adopted by the Manager and the Fund. The Code of Ethics is designed to ensure that the shareholders' interests come before the individuals who manage their Fund. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by the Fund to abide by the Code of Ethics requirements before executing personal trades. A copy of the Code of Ethics has been filed with the SEC and is available for public view.

                      PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Fund. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securites generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

     To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Fund's portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Fund's best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Fund's principal underwriter, or any person who is an affiliated person of the Fund, the Manager, or the Fund's principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommen-dation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Fund's Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

     Copies of the Manager's complete proxy voting policies and procedures, and summaries of the ISS Guidelines, are available without charge, upon request, (1) by calling 800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fixed fee of $23. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal period ended December 31, 2005.

     NUMBER OF OTHER ACCOUNTS  MANAGED                             NUMBER OF  ACCOUNTS  AND  ASSETS FOR  WHICH
      AND ASSETS BY ACCOUNT  TYPE                                     ADVISORY  FEE IS BASED ON PERFORMANCE
--------------------------------------------------------------------------------------------------------------
                      REGISTERED    OTHER POOLED                     REGISTERED   OTHER POOLED
PORTFOLIO             INVESTMENT    INVESTMENT                       INVESTMENT   INVESTMENT
MANAGER               COMPANY1      VEHICLES    OTHER ACCOUNTS       COMPANY1     VEHICLES       OTHER ACCOUNT
--------------------------------------------------------------------------------------------------------------
Stuart H. Wester      2 ($0)        0           0                    2($0)         0              0
Pamela Bledsoe Noble  0             0           0                    0             0              0

1 Excludes Registered Investment Companies that are Money Market Funds.

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Investment Trust, also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO'S compensation structure includes a base salary and an incentive component. Mr. Wester and Ms. Noble are officers of IMCO and their base salaries are determined by the salary ranges for their official positions, which are influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Ms. Noble also is eligible to receive an incentive payment based on the performance of the other USAA Funds she manages compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each USAA Fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Ms. Noble will receive incentive payments under this plan only if the other USAA Funds she manages are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher a Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

          In addition to salary and any applicable incentive payments, Mr. Wester and Ms. Noble also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal period ended December 1, 2005, the portfolio managers of USAA beneficially owned securities of the Fund in the following dollar range:

      PORTFOLIO MANAGER                      DOLLAR RANGE

      Stuart H. Wester                    $100,001 - $500,000
      Pamela Bledsoe Noble                $10,001 - $50,000

                          PORTFOLIO HOLDINGS DISCLOSURE

The Company's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Company's policy is to protect the confidentiality of the Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Fund, the general policy of the Fund is to not disclose any portfolio holdings of the Fund, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Fund's Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     * As disclosed in this SAI; and

     * As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, the Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks the Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO) or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the Fund needs to make any related disclosure in its SAI. A report will be made to the Fund's Board of Directors/Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     The Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, the Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of the Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Fund has adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about the Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non-Interested Trustees.

                              GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's Custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, processing the pricing of the Trust's securities, and collecting interest on the Trust's investments. The accounting agent is responsible for, among other things, calculating the Trust's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006-1600, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Trust and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES


Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO. INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, Assigned to issues, where the issuer has, in our opinion, extremely cc, c speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinanc-ing.

MIG 2     This  designation   denotes  strong  credit  quality.   Margins  of
          protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG        This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments   in  this  category  may  lack   sufficient   margins  of
          protection.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1(high)      Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1(middle)    Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1(low) Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2(high),
R-2(middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

06088-0806

                                     Part B

                   Statement of Additional Information for the
                Virginia Bond Fund and Virginia Money Market Fund

                               is included herein

[USAA      USAA MUTUAL                                  STATEMENT OF
EAGLE      FUNDS TRUST                                  ADDITIONAL INFORMATION
LOGO (R)]                                               AUGUST 1, 2006


                               VIRGINIA BOND FUND
                           VIRGINIA MONEY MARKET FUND

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Virginia Bond Fund and Virginia Money Market Fund (collectively, the Funds or the Virginia Funds). Each Fund is classified as diversified and has a common investment objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

     You may obtain a free copy of the prospectus dated August 1, 2006, for the Virginia Funds by writing to USAA Mutual Funds Trust 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

     The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2006, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
     PAGE

     2        Valuation of Securities
     3        Conditions of Purchase and Redemption
     3        Additional Information Regarding Redemption of Shares
     4        Investment Plans
     5        Investment Policies
     13       Investment Restrictions
     14       Special Risk Considerations
     16       Portfolio Transactions
     17       Fund History and Description of Shares
     18       Certain Federal Income Tax Considerations
     20       Virginia Taxation
     20       Trustees and Officers of the Trust
     26       The Trust's Manager
     29       Portfolio Manager Disclosure
     31       Portfolio Holdings Disclosure
     32       General Information
     32       Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The investments of the VIRGINIA BOND FUND are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Future contracts are valued at the last quoted sales price. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     The value of the VIRGINIA MONEY MARKET FUND'S securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Virginia Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Virginia Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Virginia Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A., (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserves the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Virginia Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

     This plan may be initiated by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and Virginia state income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Virginia Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Virginia Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The Virginia Bond Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ILLIQUID SECURITIES

Up to 15% of the Virginia Bond Fund's net assets and up to 10% of the Virginia Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     In the case of the Virginia Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Virginia Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Virginia Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

         Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and
(3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Virginia Bond Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investment in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The Virginia Bond Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

         The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the Virginia Bond Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The Virginia Bond Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The Virginia Bond Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the Virginia Bond Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options on futures and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The Virginia Bond Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     The Virginia Bond Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

     (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities,  except as permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Virginia Bond Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

     Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and will also be exempt from Virginia state income taxes; and each Fund's net assets will consist of Virginia tax-exempt securities.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund:

     (1) will invest more than 15% (10% with respect to the Virginia Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

     (2) will purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                           SPECIAL RISK CONSIDERATIONS

A substantial portion of the Funds' investments will consist of debt obligations issued to obtain funds for or on behalf of Virginia state and local governments and other public authorities (Virginia Issues). For this reason, the Funds are affected by political, economic, regulatory or other developments which constrain the taxing, revenue collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, repay principal, or any premium. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

     Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

     Virginia Issues may include debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the Commonwealth or its political subdivisions discussed herein may not be relevant to certain of the Virginia Issues.

     (a) THE COMMONWEALTH OF VIRGINIA AS AN ISSUER. To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, certain limited information on the financial condition of the Commonwealth is provided. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. Based on audited financial statements of the Commonwealth for the fiscal year ended June 30, 2004, the General Fund balance (on a budgetary basis) amounted to $1.109 billion of which $32 million was reserved. This General Fund balance represents an increase of $555 million in fiscal year 2004, or approximately double of the General Fund balance in fiscal year ending June 30, 2003.

     The Commonwealth's total debt rose during fiscal year 2004 to $18.1 billion, an increase of $310.4 million or 1.7 percent. During fiscal year 2004, the Commonwealth issued $2.2 billion of new debt. The majority of new debt issues were due to refunding old debt. At the end of fiscal year 2004, outstanding tax-supported debt of the Commonwealth was $5.13 billion.

     As of May 1, 2005, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

     (b) BONDS OF OTHER ENTITIES. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

     Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

     Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

     Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

     (c) OTHER FACTORS. Virginia municipal issuers are subject to Rule 15c2-12 of the SEC (the "Rule") that requires continuing disclosure, including annual audited financial statements, with respect to those obligations, unless exempted by the Rule.

     Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

     With respect to Virginia Issues that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

     When Virginia Issues are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Issues upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Issues resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Issues. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Issues must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

     The rights of the holders of the Virginia Issues and the enforceability of the Virginia Issues and the financing documents may be subject to (1)
bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Issues, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

     There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Virginia Issues are subject to relative degrees of risk, including credit risk, market volatility, tax law change and fluctuation of the return of the investment of the Virginia Issues proceeds. Credit risk relates to the issuer's, pledgor's, contributor's, grantor's, credit enhancer's and/or guarantor's ability to make timely payments of principal and interest and any premium. Furthermore, in revenue bond financings, the bonds may be payable exclusively from moneys derived from the fees, rents and other charges collected from the bond-financed project. Payment of principal, interest and any premium on the bonds by the issuer of Virginia Issues which are revenue bonds may be adversely affected if the collection of fees, rents and charges from the project is diminished. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors. Also, each Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by such Fund.

         The ability of each Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of Virginia Issues in which the Fund invests to meet their obligations for the payment of principal, interest and premium when due.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

     The Manager has no agreement or commitment to place transaction with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

     The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

     The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

     The Manager directed a portion of the Funds' transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2006, such transactions and related underwriting concessions amounted to the following:

FUND                TRANSACTION AMOUNT          UNDERWRITING CONCESSIONS

Virginia Bond          $                              $

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Virginia Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Virginia Bond Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

     For the last two fiscal years ended March 31, the Virginia Bond Fund's portfolio turnover rates were as follows:

             2005 . . . 6.67%                2006 . . .

     Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the Virginia Bond and the Virginia Money Market Funds in October 1990, and were reorganized into the Trust in August 2006.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the

Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

     The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if the paid during the following January.

     If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2009, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

     A shareholder of the Virginia Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings
(ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

                                VIRGINIA TAXATION

As a regulated investment company, each Fund may distribute dividends (Virginia exempt-interest dividends) and capital gains (Virginia exempt-capital gains) that are exempt from the Virginia income tax to its shareholders if (1) at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is excluded from gross income for federal income tax purposes and (2) the Fund satisfies certain Virginia reporting requirements. The Funds intend to qualify and report under the above requirement so that they can distribute Virginia exempt-interest dividends and Virginia exempt-capital gains. If a Fund fails to so qualify or report, no part of its dividends or capital gains will be exempt from the Virginia income tax.

     The portion of dividends constituting Virginia exempt-interest dividends is that portion derived from obligations of Virginia or its political subdivisions or instrumentalities which pay interest excludable from federal gross income or derived from obligations of the United States which pay interest excludable from Virginia taxable income under the laws of the United States. Dividends (1) paid by the Funds, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax.

     The portion of distributions constituting Virginia exempt-capital gains is that portion derived from long-term capital gains on the sale or exchange by the Funds of obligations of the Commonwealth of Virginia, any political subdivision or instrumentality of the Commonwealth, or the United States.

     To the extent any portion of the dividends distributed to the shareholders by the Funds is derived from taxable interest for Virginia purposes or, as a general rule, net short-term gains, such portion will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains, other than Virginia exempt-capital gains, realized and distributed by the Funds generally will be taxable to their shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes.

     The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Funds and their shareholders, and does not address any Virginia taxes other than income taxes. No attempt is made to present a detailed explanation of the Virginia income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of Virginia taxes to the receipt of the Funds' dividends and other distributions and as to their own Virginia tax situation.

                      TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Directorships held.

NON INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*             POSITION(S)  TERM OF          PRINCIPAL OCCUPATION(S) DURING          NUMMBER OF           OTHER
AND AGE                    HELD WITH    OFFICE** AND     PAST 5 YEARS                            PORTFOLIOS  IN FUND  DIRECTORSHIPS
                           FUND         LENGTH OF                                                COMPLEX OVERSEEN     HELD BY
                                        TIME SERVED                                              BY TRUSTEE           TRUSTEE

---------------------------------------------------------------------------------------------------------------------------------

Barbara B. Dreeben (61)    Trustee     Trustee since   President, Postal Addvantage            One registered          None
                                       January 1994    (7/92-present), which is a postal       investment companies
                                                        mail list management service.          consisting of 39 funds

---------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason,           Trustee     Trustee since   Institute Analyst, Southwest Research   One registered          None
Ph.D. (60)                             January 1997    Institute (3/02-present); Staff         investment companies
                                                       Analyst, Southwest Research Institute   consisting of 39 funds
                                                       (9/98-3/02), which focuses in the s
                                                       fields of technological research.

------------------------------------------------------------------------------------------------------------------------------------

Michael F. Reimherr (60)   Trustee     Trustee since   President of Reimherr Business          One registered          None
                                       January 2000    Consulting (5/95-present), which        investment companies
                                                       performs business valuations of large   consisting of 39 funds
                                                       companies to include the development
                                                       of annual business plans, budgets,
                                                       and internal financial reporting.

------------------------------------------------------------------------------------------------------------------------------------

Laura T. Starks,           Trustee     Trustee since   Charles E and Sarah M Seay Regents      One registered          None
Ph.D. (56)                             May 2000        Chair Professor of Finance, University  investment companies
                                                       of Texas at Austin (9/96-present).      consisting of 39 funds

------------------------------------------------------------------------------------------------------------------------------------

Richard A. Zucker (63)     Trustee and Trustee since   Vice President, Beldon Roofing          One registered          None
                           Chairman    January 1992    Company (7/85-present).                 investment companies
                           of the      Chair of                                                consisting of 39 funds
                           Board of    Board of
                           Trustees    Trustees
                                       since February
                                       2005
====================================================================================================================================

* The address for each Non Interested Trustee is USAA Investment Management Company, P. O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each trustee is twenty (20) years or until the director reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Trustees and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED TRUSTEE

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             LENGTH OF                                                   IN FUND COMPLEX
                                        TIME SERVED                                                 OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.         Trustee,         Trustee since    President and Chief Executive Officer,     Two registered       None
Claus (45)             President, and   February 2001    Trustee, and Chairman of the Board of      investment
                       Vice Chairman                     Trustees, USAA Investment Management       companies
                       of the Board of                   Company (IMCO) (12/04-present); President  consisting of
                       Trustees                          and Chief Executive Officer, Trustee,      44 funds
                                                         and Vice Chairman of the Board of Trustees,
                                                         IMCO (2/01-12/04); Senior Vice President
                                                         of Investment Sales and Service, IMCO
                                                         (7/00-2/01). Mr. Claus also serves as
                                                         President, Trustee, and Chairman of the
                                                         Board of Trustees of USAA Shareholder
                                                         Account Services (SAS). He also holds the
                                                         officer position of Senior Vice President
                                                         of the USAA Life Investment Trust, a
                                                         registered investment company offering five
                                                         individual funds.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------

Clifford A. Gladson    Vice President   Vice President   Senior Vice President, Fixed Income        Two registered       None
(55)                                    since May 2002   Investments, IMCO (9/02-present); Vice     investment
                                                         President, Fixed Income Investments,       companies
                                                         IMCO (5/02-9/02); Vice President,          consisting of
                                                         Mutual Fund Portfolios, IMCO,(12/99-       44 funds
                                                         5/02). Mr. Gladson also holds the
                                                         officer position of Vice President
                                                         of the USAA Life Investment Trust, a
                                                         registered investment company offering
                                                         five individual funds.

====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================

NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------

Stuart Wester (59)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Two registered       None
                                        since May 2002   (1/99-present). Mr. Wester  also holds     investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Mark S. Howard (42)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Two registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice  President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Two registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Trustee IMCO/FPS Finance, USAA (12/03-     companies
                                                         9/04); Executive Trustee FPS Finance,      consisting of
                                                         USAA (2/03-12/03); Trustee FPS Finance,    39 funds
                                                         USAA (12/02-12/03); Trustee Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and  Treasurer
                                                         IMCO, SAS, FPS, and  FAI.

====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

--------------------------------------------------------------------------------------------------------------------------------

Eileen M. Smiley (46)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Two registered       None
                       Secretary    Secretary since      (2/04-present); Assistant Vice President,  investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting of 44
                                                         1/03). Ms. Smiley also holds the officer   funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Two registered       None
Jr. (45)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Trustee, Mutual Fund Analysis &
                                                         Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA  Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Jeffrey D. Hill (38)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Two registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life  Investment  Trust,  a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2006, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Pricing and Investment Committee held meetings five times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2006, the Corporate Governance Committee held meetings four times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing; Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2005.

                                                                  USAA FUND
                              VIRGINIA      VIRGINIA MONEY         COMPLEX
                             BOND FUND       MARKET FUND            TOTAL
INTERESTED TRUSTEE

Christopher W. Claus           None             None           Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben             None             None           Over $100,000
Robert L. Mason                None             None           Over $100,000
Michael F. Reimherr            None             None           Over $100,000
Laura T. Starks                None             None           Over $100,000
Richard A. Zucker              None             None           Over $100,000

         The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2006.

        NAME                         AGGREGATE           TOTAL COMPENSATION
         OF                        COMPENSATION          FROM THE USAA FUNDS
      TRUSTEE                     FROM THE TRUST         AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus                  None (a)                 None (a)

NON INTERESTED TRUSTEEs

Barbara B. Dreeben                    $                        $
Robert L. Mason                       $                        $
Michael F. Reimherr                   $                        $
Laura T. Starks                       $                        $
Richard A. Zucker                     $                        $

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2006, THE USAA FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH TRUSTEE SERVEd AS A TRUSTEE ON ALL OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCEPT FOR THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTED OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE UNIVERSAL LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 2006, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The Trust knows of no one person who, as of April 30 2006, held of record or owned beneficially 5% or more of either Fund's shares.

                              THE TRUST'S MANAGER

As described in the prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

     Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO may modify or eliminate the voluntary waiver at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, management fees were as follows:

                                     2004          2005           2006
 Virginia Bond Fund              $ 1,874,465    $ 1,858,044
 Virginia Money Market Fund      $   582,138    $   554,483

     The Virginia Bond Fund's management fee is based upon two components, a base fee and performance adjustment. The base fee of the Funds is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This base fee is allocated between the Funds based on the relative net assets of each. This base fee is computed and paid at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. The performance adjustment for the Virginia Bond Fund increases or decreases the base fee depending upon the performance of the Fund relative to its relevant index. The Virginia Bond Fund's performance will be measured relative to that of the Lipper Virginia Municipal Debt Fund Index. With respect to the Virginia Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Virginia Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the Virginia Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Virginia Bond Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the following page:

             OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
              RELATIVE TO INDEX         (IN BASIS POINTS AS A PERCENTAGE
              (IN BASIS POINTS) 1        OF A FUND'S AVERAGE NET ASSETS)

                  +/- 20 to 50                     +/- 4
                 +/- 51 to 100                     +/- 5
               +/- 101 and greater                 +/- 6


       1 BASED ON THE DIFFERENCE  BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND
         AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:


                                  1          2            3          4             5          6
Fund Performance (a)            6.80%      5.30%       4.30%      (7.55%)       (-5.20%)    (3.65%)
Index Performance (a)           4.75%      5.15%       4.70%      (8.50%)       (-3.75%)    (3.50%)
                               ------     ------      ------      -------       --------   --------
Over/Under Performance (b)     + 205        +15        - 40         + 95         - 145       - 15
Annual Adjustment Rate (b)       + 6          0          -4          + 5           - 6          0
Monthly Adjustment Rate (c)      .0049%      n/a       (.0033%)     .0041%      (.0049%)       n/a
Base Fee for Month            $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918    $ 221,918
Performance Adjustment           41,650           0     (28,050)     34,850     (41,650)          0
                              -----------------------------------------------------------------------
Monthly Fee                   $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268    $ 221,918
                              =======================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD
(B) IN BASIS POINTS
(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

     The Virginia Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Virginia Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Virginia Bond Fund and one-tenth of one percent (0.10%) for the Virginia Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                    2004          2005           2006

 Virginia Bond Fund               $ 757,782      $ 753,867
 Virginia Money Market Fund       $ 180,765      $ 171,975

     In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

                                               2005      2006
     Virginia Bond Fund                   $   13,837
     Virginia Money Market Fund           $    7,236

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

     While the officers and employees of the manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2006.

VIRGINIA BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager       Registered Investment Companies       Other Pooled Investment Vehicles              Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets     Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Pariseau     4*                $             *     0                  $0                    0                   $0

* All four accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.

VIRGINIA MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager      Registered Investment Companies        Other Pooled Investment Vehicles              Other Accounts
                     Number of accounts     Total assets    Number of accounts     Total assets    Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------
Regina G. Schafer      4*                $             *     0                     $0                  0                  $0

* Two of the four  accounts  with total assets of  $               have advisory
  fees based on the performance of the account.

CONFLICTS OF INTEREST

These  portfolio  managers  provide  portfolio   management   services  only  to
investment companies in the USAA retail fund family and do not manage any private accounts of unregistered mutual funds.

     Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

     Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

     The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the Funds with the performance of the other funds with the same investment objectives and permissible investments.

     As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

     In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the Virginia Funds can only be offered for sale to Virginia residents, as of the fiscal year ended March 31, 2006, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     * As disclosed in this SAI; and

     * As required by law or a regulatory body.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

     The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser, administrator, and each of their respective affiliates and advisers.

     Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund's Chief Compliance Office (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of TrusteeS at each quarterly meeting about (i) any determinations made by the CCO, USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

     Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, the Virginia Bond Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

     In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                              GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Trust and reporting thereon.

              APPENDIX A -- TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by the states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion) and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

 MIG-1 This designation denotes superior credit quality. Excellent protection is affordable by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

 MIG-2        This  designation  denotes  strong  credit  quality.   Margins  of
              protection are ample, although not as large as in the preceding group.

 MIG-3        This designation denotes acceptable credit quality.  Liquidity and
              cash-flow   protection  may  be  narrow,  and  market  access  for
              refinancing is likely to be less well-established.

 SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

            * Leading  market  positions  in  well-established  industries.
            * High rates of return on funds employed.
            * Conservative  capitalization  structures  with  moderate  reliance on debt and ample asset  protection.
            * Broad margins in  earning  coverage of fixed financial charges and high internal cash generation.
            * Well-established  access  to  a  range  of financial  markets  and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that possesses  unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated  in this  category  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.

R-1 (middle)      Short-term  debt rated "R-1  (middle)"  is of superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1 (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)         Short-term  debt rated "R-2" is of adequate credit quality and within the three subset grades,  debt  protection  ranges from having  reasonable  ability for timely  repayment  to a level, which is considered only just adequate. The liquidity and debt ratios  of  entities  in the "R-2"  classification  are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios  in  these  areas.  Alternative  sources  of  liquidity
                  support  are  considered   satisfactory;   however,  even  the
                  strongest  liquidity  support will not improve the  commercial paper  rating  of the  issuer.  The  size  of the  entity  may restrict its  flexibility,  and its  relative  position in the industry  is not  typically  as  strong  as an  "R-1  credit."
                  Profitability  trends, past and future, may be less favorable,
                  earnings  not  as  stable,   and  there  are  often   negative
                  qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)         Short-term  debt rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment ranges from mildly  speculative  to doubtful.  "R-3"  credits tend to have weak  liquidity and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature, companies  with "R-3" ratings would normally have very limited access to  alternative  sources of liquidity.  Earnings  would
                  typically  be  very   unstable,   and  the  level  of  overall
                  profitability  of the  entity is also  likely  to be low.  The
                  industry   environment   may  be  weak,  and  strong  negative
                  qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST CO., INC.

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in our opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

17004-0806

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

    a    USAA Mutual Funds Trust First Amended and Restated Master Trust
           Agreement dated April 20, 2006 (filed herewith)

    b    First Amended and Restated By-Laws, dated April 20, 2006 (filed herewith)

    c    SPECIMEN CERTIFICATES FOR SHARES OF
         (i)      Florida Tax-Free Income Fund (1)
         (ii)     Florida Tax-Free Money Market Fund (1)
         (iii)    Texas Tax-Free Income Fund (1)
         (iv)     Texas Tax-Free Money Market Fund (1)

    d    (i)      Advisory Agreement dated August 1, 2001 (7)
         (ii)     Form of Advisory Agreement for the Extended Market Index
                    Fund (filed herewith)
         (iii)    Form of Advisory Agreement for the Nasdaq-100 Index Fund
                    (filed herewith)
         (iv)     Form of Advisory Agreement for the S&P 500 Index Fund
                    (filed herewith)
         (v)      Form of Advisory Agreement with respecto all other funds
                    (filed herewith)
         (vi)     Form of Subadvisory Agreement between IMCO and BHMS
                    (filed herewith)
         (vii)    Form of Subadvisory Agreement between IMCO and Batterymarch
                    (filed herewith)
         (viii)   Form of Subadvisory Agreement between IMCO and The Boston
                    Company (filed herewith)
         (ix)     Form of Subadvisory Agreement between IMCO and GMO
                    (filed herewith)
         (x)      Form of Subadvisory Agreement between IMCO and Loomis
                    Sayles (filed herewith)
         (xi)     Form of Subadvisory Agreement between IMCO and Marsico
                    (filed herewith)
         (xii)    Form of Subadvisory Agreement between IMCO and MFS
                    (filed herewith)
         (xiii)   Form of Subadvisory Agreement between IMCO and NTI
                    (filed herewith)
         (xiv)    Form of Subadvisory Agreement between IMCO and OFI
                    Institutional (filed herewith)
         (xv)     Form of Subadvisory Agreement between IMCO and Wellington
                    Management (filed herewith)

    e    (i)      Underwriting Agreement dated June 25, 1993 (1)
         (ii)     Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                    Income Fund and Texas Tax-Free Money Market Fund (1)
         (iii)    Form of Letter  Agreement to Underwriting Agreementadding
                     37 funds (filed herewith)

    f              Not Applicable

    g    (i)      Custodian Agreement dated June 29, 1993 (1)
         (ii)     Form of Letter Agreement to Custodian Agreement adding
                    35 funds (filed herewith)
         (iii)    Form of Custodian Agreement for Extended Market
                    Index Fund (filed  herewith)
         (iv)     Form of Custodian Agreement for S&P 500 Index Fund
                    (filed herewith)
         (v)      Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                    Income Fund and Texas Tax-Free Money Market Fund (1)
         (vi)     Subcustodian Agreement dated March 24, 1994 (2)
         (vii)    Amendment to Custodian Contract dated September 6, 2002 (8)
         (viii)   Fee Schedule Effective January 25, 2005 (filed herewith)

    h    (i)      Transfer Agency Agreement dated November 13, 2002 (8)
         (ii)     Form of Letter Agreement adding 37 funds (filed herewith)
         (iii)    Administration and Servicing Agreement dated August 1, 2001(7)
         (iv)     Form of Administration and Servicing Agreement for 39 Funds
                  (filed herewith)
         (v)      Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                    Income Fund and Texas Tax-Free Money Market Fund (1)
         (vi)     Master Revolving Credit Facility Agreement with USAA
                    Capital Corporation dated January 6, 2005 (10)

EXHIBIT NO.                    DESCRIPTION OF EXHIBITS

    i    Opinion and Consent of Counsel (filed by amendment)

    j    Consent of Independent Registered Public Accounting Firm
           (filed by amendment)

    k    Omitted Financial Statements - Not Applicable

    l    SUBSCRIPTIONS AND INVESTMENT LETTERS
         (i)      Florida Bond Fund and Florida Money Market Fund dated
                    June 25, 1993 (1)
         (ii) Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)

    m    12b-1 Plans - Not Applicable

    n    18f-3 Plans - (Filed herewith)

    o    Reserved

    p    Code of Ethics (10)

    q     POWERS OF ATTORNEY
         (i)      Powers of Attorney for Christopher W. Claus, Michael
                    Reimherr, Richard A. Zucker, Barbara B. Dreeben, Laura
                    T. Starks, and Robert L. Mason, dated June 25, 2003 (8)

         (ii)     Power of Attorney for Debra K. Dunn dated July 8, 2005 (11)

-----------------

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
     2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
     2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2005).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause
                    (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

              With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

              (a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Cornerstone Strategy Fund, Balanced Strategy Fund, Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

              (b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Balanced Strategy Fund, Growth Fund, Growth & Income Fund, and First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

              (c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

              (d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Growth Fund and Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

              (e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Balanced Strategy Fund, Growth & Income Fund, and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

              (f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, and the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

              (g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

              (h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

              (i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

              (j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, International Fund, and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

ITEM 27.      PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Investment Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL          POSITION AND OFFICES          POSITION AND OFFICES
  BUSINESS ADDRESS            WITH UNDERWRITER              WITH FUND

Christopher W. Claus         Chief Executive Officer,         President, Trustee
9800 Fredericksburg Road     President, Director, and         and Vice Chairman
San Antonio, TX 78288        Chairman of the                  of the Board of
                             Board of Directors               Trustees

Clifford A. Gladson          Senior Vice President,           Vice President
9800 Fredericksburg Road     Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard               Senior Vice President,           Secretary
9800 Fredericksburg Road     Secretary and Counsel
San Antonio, TX 78288

Debra K. Dunn                Assistant Vice President         Treasurer
9800 Fredericksburg Road     and Treasurer
San Antonio, TX 78288

Jeffrey D. Hill              Assistant Vice President         Chief Compliance
9800 Fredericksburg Road     Mutual Funds Compliance          Officer
San Antonio, TX 78288

Mark Rapp                    Senior Vice President            None
9800 Fredericksburg Road     Marketing
San Antonio, TX 78288

Terri L. Luensmann           Senior Vice President,           None
9800 Fredericksburg Road     Investment Operations
San Antonio, TX 78288

Casey L. Wentzell            Senior Vice President,           None
9800 Fredericksburg Road     Investment Sales and Service
San Antonio, TX 78288

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company          Northern Trust Investments, N.A.
9800 Fredericksburg Road                    50 S. LaSalle Street
San Antonio, Texas 78288                    Chicago, Illinois 60603

USAA Shareholder Account Services           Chase Manhattan Bank
9800 Fredericksburg Road                    4 Chase MetroTech
San Antonio, Texas 78288                    18th Floor
                                            Brooklyn, New York  11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Balanced Strategy Fund, Science
& Technology Fund, Small Cap Stock Fund, and Growth & Income Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Growth Fund, Growth & Income Fund, and First Start Growth Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund, and Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Growth & Income Fund, and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, and Small Cap Stock Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

 MFS Investment Management
 500 Boylston Street
 Boston, Massachusetts 02116,
 (records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, International Fund, and World Growth Fund)

ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 15th day of May, 2006.

                                             USAA STATE TAX-FREE TRUST

                                              * Christopher W. Claus
                                             -----------------------------
                                             Christopher W. Claus
                                             President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)               (Title)                          (Date)

* Richard A. Zucker
_____________________     Chairman of the                    May 15, 2006
Richard A. Zucker         Board of Trustees

* Christopher W. Claus
_____________________     Vice Chairman of the Board         May 15, 2006
Christopher W. Claus      of Trustees and President
                          (Principal Executive Officer)

* Debra K. Dunn
_____________________     Treasurer (Principal)              May 15, 2006
Debra K. Dunn             Financial and
                          Accounting Officer)

* Barbara B. Dreeben
_____________________     Trustee                            May 15, 2006
Barbara B. Dreeben

* Robert L. Mason
_____________________     Trustee                            May 15, 2006
Robert L. Mason

* Michael F. Reimherr
_____________________     Trustee                            May 15, 2006
Michael F. Reimherr

* Laura T. Starks
_____________________     Trustee                            May 15, 2006
Laura T. Starks



*By:   /S/MARK S. HOWARD
     -------------------------


Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated June 25, 2003, which are incorporated herein and filed under Post Effective Amendment No. 12 with the Securities and Exchange Commission on July 29, 2003, and Power of Attorney dated July 8, 2005, which is incorporated herein and filed under Post Effective Amendment No. 16 with the Securities and Exchange Commission on July 25, 2005.

                                  EXHIBIT INDEX

EXHIBIT                    ITEM                                        PAGE NO.


  a      USAA Mutual Funds Trust First Amended and Restated
          Master Trust Agreement dated April 20, 2006                     1101

  b      First Amended and Restated By-Laws, dated April 20, 2006         1131

  d      (ii)     Form of Advisory Agreement for the
                    Extended Market Index Fund                            1138
         (iii)    Form of Advisory Agreement for the
                    Nasdaq-100 Index Fund                                 1145
         (iv)     Form of Advisory Agreement for the
                    S&P 500 Index Fund                                    1151
         (v)      Form of Advisory Agreement with respect
                    to all other funds                                    1157
         (vi)     Form of Subadvisory Agreement between IMCO and BHMS     1176
         (vii)    Form of Subadvisory Agreement between IMCO and
                    Batterymarch                                          1190
         (viii)   Form of Subadvisory Agreement between IMCO and
                    The Boston Company                                    1205
         (ix)     Form of Subadvisory Agreement between IMCO and GMO      1219
         (x)      Form of Subadvisory Agreement between IMCO and
                    Loomis Sayles                                         1232
         (xi)     Form of Subadvisory Agreement between IMCO
                    and Marsico                                           1246
         (xii)    Form of Subadvisory Agreement between IMCO and MFS      1261
         (xiii)   Form of Subadvisory Agreement between IMCO and NTI      1275
         (xiv)    Form of Subadvisory Agreement between IMCO and
                    OFI Institutional                                     1288
         (xv)     Form of Subadvisory Agreement between IMCO
                    and Wellington Management                             1303

  e      (iii)    Form of Letter Agreement to Underwriting
                    Agreement adding 37 funds                             1318

  g      (ii)     Form of Letter Agreement to Custodian
                    Agreement adding 35 funds                             1321
         (iii)    Form of Custodian Agreement for Extended
                    Market Index Fund                                     1324
         (iv)     Form of Custodian Agreement for S&P 500 Index Fund      1343
         (viii)   Fee Schedule Effective January 25, 2005                 1370


  h      (ii)     Form of Letter Agreement to Transfer Agency
                    Agreement adding 37 funds                             1379
         (iv)     Form of Administration and Servicing Agreement
                    for 39 Funds                                          1384

  n               18f-3 Plans                                             1390